      Filed with the Securities and Exchange Commission on April 12, 2013



                                                    Registration No. 333-162678
                                           Investment Company Act No. 811-07975
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 17


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 134


                   PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                               SUN-JIN MOON, ESQ.
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6000
           (Name, address and telephone number of agent for service)

                                   COPIES TO:

                                 LYNN K. STONE
                                 VICE PRESIDENT
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                 (203) 402-1382


     Approximate Date of Proposed Sale to the Public: Continuous

 It is proposed that this filing become effective: (check appropriate space)


     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2013 pursuant to paragraph (b) of Rule 485


     [_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

     [_] on         pursuant to paragraph (a) (i) of Rule 485
            -------

     [_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

     [_] on         pursuant to paragraph (a) (ii) of Rule 485
            -------

 If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
               Interest in Individual Variable Annuity Contracts.

================================================================================

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES/SM/ ("X SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

 (FOR ANNUITIES PURCHASED PRIOR TO FEBRUARY 25, 2013)


 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2013

 This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Selling broker-dealer firms may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS PURCHASE CREDITS WITH RESPECT TO CERTAIN PURCHASE PAYMENTS YOU MAKE, THE EXPENSES OF THE X SERIES ANNUITY ARE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A PURCHASE CREDIT. IN ADDITION, THE AMOUNT OF THE PURCHASE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET OVER TIME BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PURCHASE CREDIT.


 THE SUB-ACCOUNTS
 The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS

 THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITIES THAT YOU OUGHT TO KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.


 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.


--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

       FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE
                         AT WWW.PRUDENTIALANNUITIES.COM



    Prospectus Dated: May
    1, 2013                   Statement of Additional Information Dated: May
                                                                    1, 2013


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS

 ADVANCED SERIES TRUST

   AST Academic Strategies Asset Allocation Portfolio/1/
   AST Advanced Strategies Portfolio/1/
   AST AQR Emerging Markets Equity Portfolio/4/
   AST AQR Large-Cap Portfolio/4/
   AST Balanced Asset Allocation Portfolio/1/
   AST BlackRock Global Strategies Portfolio/1/
   AST BlackRock iShares ETF Portfolio/1/
   AST BlackRock Value Portfolio/3/
   AST Bond Portfolio 2017/2/
   AST Bond Portfolio 2018/2/
   AST Bond Portfolio 2019/2/
   AST Bond Portfolio 2020/2/
   AST Bond Portfolio 2021/2/
   AST Bond Portfolio 2022/2/
   AST Bond Portfolio 2023/2/
   AST Bond Portfolio 2024/2/
   AST Capital Growth Asset Allocation Portfolio/1/
   AST ClearBridge Dividend Growth Portfolio/3/
   AST Cohen & Steers Realty Portfolio/3/
   AST Defensive Asset Allocation Portfolio/1/
   AST Federated Aggressive Growth Portfolio/1/
   AST FI Pyramis(R) Asset Allocation Portfolio/1/
   AST First Trust Balanced Target Portfolio/1/
   AST Franklin Templeton Founding Funds Allocation
   Portfolio*/,1/
   AST Franklin Templeton Founding Funds Plus Portfolio/1/
   AST Global Real Estate Portfolio/3/
   AST Goldman Sachs Concentrated Growth Portfolio/3/
   AST Goldman Sachs Large-Cap Value Portfolio/3/
   AST Goldman Sachs Mid-Cap Growth Portfolio/3/
   AST Goldman Sachs Multi-Asset Portfolio/1/
   AST Goldman Sachs Small-Cap Value Portfolio/3/
   AST High Yield Portfolio/3/
   AST International Growth Portfolio/3/
   AST International Value Portfolio/3/
   AST Investment Grade Bond Portfolio/2/
   AST J.P. Morgan Global Thematic Portfolio/1/
   AST J.P. Morgan International Equity Portfolio/3/
   AST J.P. Morgan Strategic Opportunities Portfolio/1/
   AST Jennison Large-Cap Growth Portfolio/3/
   AST Jennison Large-Cap Value Portfolio/3/
   AST Large-Cap Value Portfolio/3/
   AST Lord Abbett Core Fixed Income Portfolio/3/
   AST Marsico Capital Growth Portfolio/3/
   AST MFS Global Equity Portfolio/3/
   AST MFS Growth Portfolio/3/
   AST MFS Large-Cap Value Portfolio/3/
   AST Mid-Cap Value Portfolio/3/
   AST Money Market Portfolio/3/
   AST Neuberger Berman Core Bond Portfolio/3/
   AST Neuberger Berman Mid-Cap Growth Portfolio/3/
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio/3/
   AST New Discovery Asset Allocation Portfolio/1/
   AST Parametric Emerging Markets Equity Portfolio/3/
   AST PIMCO Limited Maturity Bond Portfolio/3/
   AST PIMCO Total Return Bond Portfolio/3/
   AST Preservation Asset Allocation Portfolio/1/
   AST Prudential Core Bond Portfolio/3/
   AST Prudential Growth Allocation Portfolio/1/
   AST QMA Emerging Markets Equity Portfolio/4/
   AST QMA Large-Cap Portfolio/4/
   AST QMA US Equity Alpha Portfolio/3/
   AST Quantitative Modeling Portfolio/4/
   AST RCM World Trends Portfolio/1/
   AST Schroders Global Tactical Portfolio/1/
   AST Schroders Multi-Asset World Strategies Portfolio/1/
   AST Small-Cap Growth Portfolio/3/
   AST Small-Cap Value Portfolio/3/
   AST T. Rowe Price Asset Allocation Portfolio/1/
   AST T. Rowe Price Equity Income Portfolio/3/
   AST T. Rowe Price Large-Cap Growth Portfolio/3/
   AST T. Rowe Price Natural Resources Portfolio/3/
   AST Templeton Global Bond Portfolio/3/
   AST Wellington Management Hedged Equity Portfolio/1/
   AST Western Asset Core Plus Bond Portfolio/3/
   AST Western Asset Emerging Markets Debt Portfolio/4/


 * Effective April 29, 2013, this variable investment option is no longer available for new investments, with limited exceptions. Please see "Investment Options" later in this prospectus for details.
 (1)Available with all living and death benefits.
 (2)The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
 (3)Not available with HDI v2.1 and 2.0 Suite of benefits.
 (4)Not available if you purchase any optional benefit.

                                   CONTENTS



GLOSSARY OF TERMS...............................................................   1

SUMMARY OF CONTRACT FEES AND CHARGES............................................   3

EXPENSE EXAMPLES................................................................  12

SUMMARY.........................................................................  13

INVESTMENT OPTIONS..............................................................  16

 VARIABLE INVESTMENT OPTIONS....................................................  16
 LIMITATIONS WITH OPTIONAL BENEFITS.............................................  31

FEES, CHARGES AND DEDUCTIONS....................................................  33

 ANNUITY PAYMENT OPTION CHARGES.................................................  35
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES......................................  35

PURCHASING YOUR ANNUITY.........................................................  36

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................  36
 PURCHASE CREDITS UNDER THE X SERIES............................................  37
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................  38
 RIGHT TO CANCEL................................................................  39
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................  40
 SALARY REDUCTION PROGRAMS......................................................  40

MANAGING YOUR ANNUITY...........................................................  41

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................  41

MANAGING YOUR ACCOUNT VALUE.....................................................  43

 DOLLAR COST AVERAGING PROGRAM..................................................  43
 AUTOMATIC REBALANCING PROGRAMS.................................................  43
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS..........  43
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS...........................  43

ACCESS TO ACCOUNT VALUE.........................................................  46

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................  46
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................  46
 FREE WITHDRAWAL AMOUNTS........................................................  46
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD..........  47
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE.  48
 REQUIRED MINIMUM DISTRIBUTIONS.................................................  48

SURRENDERS......................................................................  49

 SURRENDER VALUE................................................................  49
 MEDICALLY-RELATED SURRENDERS...................................................  49

ANNUITY OPTIONS.................................................................  50

LIVING BENEFITS.................................................................  52

 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT..................................  53
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT..........................  65
 HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT...........  73
 SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT...  83
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II).............................  92
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)..............  97

DEATH BENEFITS.................................................................. 102

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...................................... 102
 DEATH BENEFITS................................................................. 103
 PAYMENT OF DEATH BENEFITS...................................................... 103

VALUING YOUR INVESTMENT......................................................... 106

 VALUING THE SUB-ACCOUNTS....................................................... 106
 PROCESSING AND VALUING TRANSACTIONS............................................ 106

TAX CONSIDERATIONS.............................................................. 108


                                      (i)


OTHER INFORMATION............................................................................ 118

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT........................................... 118
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS..................................................... 120
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY............................... 121
 FINANCIAL STATEMENTS........................................................................ 122
 INDEMNIFICATION............................................................................. 122
 LEGAL PROCEEDINGS........................................................................... 123
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................................... 124
 HOW TO CONTACT US........................................................................... 124

APPENDIX A - ACCUMULATION UNIT VALUES........................................................ A-1

APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME AND SPOUSAL HIGHEST DAILY LIFETIME 6
  PLUS INCOME - OFFERED FOR SALE: MARCH 15, 2010 TO JANUARY 23, 2011......................... B-1

APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME -
  OFFERED FOR SALE: JANUARY 24, 2011 TO AUGUST 19, 2012...................................... C-1

APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0,
  HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL
  HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT - OFFERED FOR SALE:
  AUGUST 20, 2012 TO FEBRUARY 24, 2013....................................................... D-1

APPENDIX E - OPTIONAL DEATH BENEFITS - OFFERED FOR SALE: MARCH 15, 2010 TO FEBRUARY 24, 2013. E-1

APPENDIX F - FORMULA FOR GRO PLUS II......................................................... F-1

APPENDIX G - FORMULA FOR HIGHEST DAILY GRO II................................................ G-1

APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME
  INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS
  SUITE OF LIVING BENEFITS................................................................... H-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.


 ANNUAL INCOME AMOUNT: This is the annual amount of income you are eligible for life under the optional benefits.


 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.

 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 ANNUITY DATE: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.


 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.


 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.


 EXCESS INCOME: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.


 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 INVESTMENT OPTION: A Subaccount or other option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.


 PURCHASE CREDIT: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment. We are entitled to recapture Purchase Credits under certain circumstances. See "Purchasing Your Annuity - Purchase Credits under the X Series," for more details.


 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SEPARATE ACCOUNT: Referred to as the "Variable Separate Account" in your Annuity, this is the variable separate account(s) shown in the Annuity.

 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.


 WE, US, OUR: Pruco Life Insurance Company of New Jersey.

 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

                     -------------------------------------
                      ANNUITY OWNER TRANSACTION EXPENSES
                     -------------------------------------


 CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/

                                    X SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                9.0%
        1 year old or older, but not yet 2 years old          9.0%
        2 years old or older, but not yet 3 years old         9.0%
        3 years old or older, but not yet 4 years old         9.0%
        4 years old or older, but not yet 5 years old         8.0%
        5 years old or older, but not yet 6 years old         8.0%
        6 years old or older, but not yet 7 years old         8.0%
        7 years old or older, but not yet 8 years old         5.0%
        8 years old or older, but not yet 9 years old         2.5%
        9 or more years old                                   0.0%

                                    B SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         6.0%
        4 years old or older, but not yet 5 years old         5.0%
        5 years old or older, but not yet 6 years old         5.0%
        6 years old or older, but not yet 7 years old         5.0%
        7 years old, or older                                 0.0%

                                    L SERIES

                                                       PERCENTAGE APPLIED
                                                        AGAINST PURCHASE
                                                         PAYMENT BEING
       AGE OF PURCHASE PAYMENT BEING WITHDRAWN             WITHDRAWN
       ------------------------------------------------------------------
        Less than one year old                                7.0%
        1 year old or older, but not yet 2 years old          7.0%
        2 years old or older, but not yet 3 years old         6.0%
        3 years old or older, but not yet 4 years old         5.0%
        4 or more years old                                   0.0%

                                    C SERIES
        There is no CDSC or other sales load applicable to the C Series.

           ---------------------------------------------------------
              FEE/CHARGE     X SERIES  B SERIES  L SERIES  C SERIES
           ---------------------------------------------------------
           TRANSFER FEE/ 2/    $10       $10       $10       $10
           ---------------------------------------------------------

 1 The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the "age" of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2016 you withdrew a Purchase Payment made on August 1, 2011, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a "first-in, first-out" basis.

 2  Currently, we deduct the fee after the 20th transfer each Annuity Year.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

-------------------------------------------------------------------------------------------------------------------
                                            PERIODIC FEES AND CHARGES
-------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE             X SERIES                B SERIES                L SERIES                C SERIES
ANNUAL MAINTENANCE  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
FEE /3,5/               Account Value           Account Value           Account Value           Account Value

          ---------------------------------------------------------------------------
                   ANNUALIZED INSURANCE FEES/CHARGES /4/

          (assessed as a percentage of the daily net assets of the Sub-accounts)
          ---------------------------------------------------------------------------
              FEE/CHARGE          X SERIES     B SERIES     L SERIES     C SERIES
          MORTALITY & EXPENSE
          RISK CHARGE:
          DURING FIRST 9
          ANNUITY YEARS            1.70%        1.15%        1.55%        1.60%
          ---------------------------------------------------------------------------
          AFTER 9/TH/ ANNUITY
          YEAR                     1.15%        1.15%        1.15%        1.15%
          ---------------------------------------------------------------------------
          ADMINISTRATION
          CHARGE                   0.15%        0.15%        0.15%        0.15%
          ---------------------------------------------------------------------------
          TOTAL ANNUALIZED
          INSURANCE FEES/
          CHARGES:
          DURING FIRST 9
          ANNUITY YEARS/ 4,5/      1.85%        1.30%        1.70%        1.75%
          ---------------------------------------------------------------------------
          AFTER 9/TH/ ANNUITY
          YEAR/ 4,5/               1.30%        1.30%        1.30%        1.30%
          ---------------------------------------------------------------------------


 3 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

 4 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.
    For the X Series, C Series, and L Series, on the Valuation Day immediately following the 9/th/ Annuity Anniversary, the Mortality & Expense Risk Charge drops to 1.15% annually (the B Series is a constant 1.15% annually).

 5 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.


------------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                        OPTIONAL     ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                       BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
                                       CHARGE /6/    FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME
V2.1 /10/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.00%        1.85%         1.30%         1.70%         1.75%
                                                       +1.00%        +1.00%        +1.00%        +1.00%
------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME INCOME
V2.1 /10/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.10%        1.85%         1.30%         1.70%         1.75%
                                                       +1.10%        +1.10%        +1.10%        +1.10%
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME V2.1
WITH HIGHEST ANNUAL DEATH BENEFIT /10/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.40%        1.85%         1.30%         1.70%         1.75%
                                                       +1.40%        +1.40%        +1.40%        +1.40%
------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME INCOME
V2.1 WITH HIGHEST ANNUAL DEATH
BENEFIT /10/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                        OPTIONAL     ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                       BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
                                       CHARGE /6/    FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME 2.0/ 11/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.00%        1.85%         1.30%         1.70%         1.75%
                                                       +1.00%        +1.00%        +1.00%        +1.00%
------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME INCOME
2.0/ 11/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.10%        1.85%         1.30%         1.70%         1.75%
                                                       +1.10%        +1.10%        +1.10%        +1.10%
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME 2.0
WITH HIGHEST ANNUAL DEATH BENEFIT/ 11
/(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.40%        1.85%         1.30%         1.70%         1.75%
                                                       +1.40%        +1.40%        +1.40%        +1.40%
------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME INCOME
2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
/11/ (ASSESSED AGAINST GREATER OF
ACCOUNT VALUE AND PROTECTED
WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        2.00%        1.85%         1.30%         1.70%         1.75%
                                                       +2.00%        +2.00%        +2.00%        +2.00%
CURRENT CHARGE                            1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                        OPTIONAL     ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                       BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
                                       CHARGE /6/    FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME INCOME AND
SPOUSAL HIGHEST DAILY LIFETIME
INCOME /12/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
CURRENT CHARGE                            0.95%        1.85%         1.30%         1.70%         1.75%
                                                       +0.95%        +0.95%        +0.95%        +0.95%
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS
INCOME /13/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
CURRENT CHARGE                            0.85%        1.85%         1.30%         1.70%         1.75%
                                                       +0.85%        +0.85%        +0.85%        +0.85%
------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
INCOME /13/
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)

MAXIMUM CHARGE /8/                        1.50%        1.85%         1.30%         1.70%         1.75%
                                                       +1.50%        +1.50%        +1.50%        +1.50%
CURRENT CHARGE                            0.95%        1.85%         1.30%         1.70%         1.75%
                                                       +0.95%        +0.95%        +0.95%        +0.95%
------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS II (GRO
PLUS II) CHARGE /9/                       0.60%        2.45%         1.90%         2.30%         2.35%
(ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION II (HD GRO II) CHARGE /9/          0.60%        2.45%         1.90%         2.30%         2.35%
(ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT             ANNUALIZED       TOTAL         TOTAL         TOTAL         TOTAL
                                        OPTIONAL     ANNUALIZED    ANNUALIZED    ANNUALIZED    ANNUALIZED
                                       BENEFIT FEE/  CHARGE /7/    CHARGE /7/    CHARGE /7/    CHARGE /7/
                                       CHARGE /6/    FOR X SERIES  FOR B SERIES  FOR L SERIES  FOR C SERIES
------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV") CHARGE /9, 14/            0.40%         2.25%         1.70%         2.10%         2.15%
(ASSESSED AS A PERCENTAGE OF THE
AVERAGE DAILY NET ASSETS OF THE
SUB-ACCOUNTS)
------------------------------------------------------------------------------------------------------------



 6 The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.

 7  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:
    For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:

    Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year. Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death
    Benefit: 1.40% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

    Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income:
    0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
    Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
    For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
    Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.

 8 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

 9 Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

 10 This benefit is currently available to you subject to our eligibility requirements.
 11 This benefit was offered from August 20, 2012 to February 24, 2013. 12 This benefit was offered from January 24, 2011 to August 19, 2012.
 13 This benefit was offered from March 15, 2010 to January 23, 2011.
 14 This benefit was offered from March 15, 2010 to August 19, 2012.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") for the year ended December 31, 2012 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.58%    2.37%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") for the year ended December 31, 2012, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%       0.00%       1.59%
 AST Advanced Strategies
  Portfolio                 0.81%     0.03%      0.10%        0.00%       0.00%       0.05%     0.99%       0.00%       0.99%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.16%      0.10%        0.00%       0.00%       0.00%     1.35%       0.00%       1.35%
 AST AQR Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.83%     0.99%       0.00%       0.99%
 AST BlackRock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST BlackRock iShares
  ETF Portfolio /1/         0.88%     0.03%      0.10%        0.00%       0.00%       0.26%     1.27%      -0.26%       1.01%
 AST BlackRock Value
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Bond Portfolio 2017
  /2/                       0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%      -0.01%       0.77%
 AST Bond Portfolio 2018
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2019    0.63%     0.15%      0.10%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Bond Portfolio 2020
  /3/                       0.63%     1.64%      0.10%        0.00%       0.00%       0.00%     2.37%      -1.38%       0.99%
 AST Bond Portfolio 2021
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2022
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2023
  /3/                       0.63%     0.33%      0.10%        0.00%       0.00%       0.01%     1.07%      -0.07%       1.00%
 AST Bond Portfolio 2024    0.63%     0.26%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%       None        0.00%       0.00%       0.86%     1.02%       0.00%       1.02%
 AST ClearBridge
  Dividend Growth
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.02%       None        0.00%       0.00%       0.80%     0.97%       0.00%       0.97%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R) Asset
  Allocation Portfolio
  /4/                       0.82%     0.09%      0.10%        0.23%       0.07%       0.00%     1.31%       0.00%       1.31%
 AST First Trust
  Balanced Target
  Portfolio                 0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST Franklin Templeton
  Founding Funds
  Allocation Portfolio      0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.03%       None        0.00%       0.00%       1.02%     1.07%       0.00%       1.07%
 AST Global Real Estate
  Portfolio                 0.99%     0.07%      0.10%        0.00%       0.00%       0.00%     1.16%       0.00%       1.16%
 AST Goldman Sachs
  Concentrated Growth
  Portfolio                 0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Goldman Sachs
  Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio                 0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Multi- Asset Portfolio
  /5/                       0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.10%       0.97%
 AST Goldman Sachs
  Small-Cap Value
  Portfolio                 0.94%     0.04%      0.10%        0.00%       0.00%       0.08%     1.16%       0.00%       1.16%
 AST High Yield Portfolio   0.72%     0.03%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST International
  Growth Portfolio          0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International Value
  Portfolio                 0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Investment Grade
  Bond Portfolio /2/        0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%      -0.04%       0.71%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.06%      0.10%        0.15%       0.01%       0.00%     1.29%       0.00%       1.29%
 AST Jennison Large-Cap
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Jennison Large-Cap
  Value Portfolio           0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Lord Abbett Core
  Fixed Income Portfolio
  /6/                       0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST Marsico Capital
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Global Equity
  Portfolio                 0.99%     0.11%      0.10%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                 0.83%     0.05%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger Berman
  Core Bond Portfolio /7/   0.68%     0.02%      0.10%        0.00%       0.00%       0.00%     0.80%      -0.01%       0.79%
 AST Neuberger Berman
  Mid- Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio           0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio      0.84%     0.11%      0.10%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.07%     0.24%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.78%     0.94%       0.00%       0.94%
 AST Prudential Core
  Bond Portfolio /7/        0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.03%       0.76%
 AST Prudential Growth
  Allocation Portfolio
  /8/                       0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.05%      0.10%        0.38%       0.25%       0.00%     1.77%       0.00%       1.77%
 AST Quantitative
  Modeling Portfolio        0.25%     0.07%       None        0.00%       0.00%       0.89%     1.21%       0.00%       1.21%
 AST RCM World Trends
  Portfolio /9/             0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%      -0.07%       0.99%
 AST Schroders Global
  Tactical Portfolio        0.92%     0.03%      0.10%        0.00%       0.00%       0.13%     1.18%       0.00%       1.18%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Small-Cap Value
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%
 AST T. Rowe Price Asset
  Allocation Portfolio      0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                 0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.98%     0.04%      0.10%        0.00%       0.00%       0.03%     1.15%       0.00%       1.15%
 AST Western Asset Core
  Plus Bond Portfolio       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /10/            0.84%     0.06%      0.10%        0.00%       0.00%       0.00%     1.00%      -0.05%       0.95%



 1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2014. These arrangements may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangements after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 The Portfolio's distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Services, Inc. and PAD cannot terminate or otherwise modify the waiver.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 4  Pyramis is a registered service mark of FMR LLC. Used under license.
 5 The Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 6 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 7 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 8 The Investment Managers have contractually agreed to waive 0.02% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 9 The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 10 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2012, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of your Account Value

   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies

   . You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which is the maximum combination of optional benefit charges)

   . For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your Annuity at the end of the applicable time period:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     X SERIES  $1,587 $2,967 $4,254 $6,952
                     -------------------------------------
                     B SERIES  $1,335 $2,521 $3,727 $6,580
                     -------------------------------------
                     L SERIES  $1,373 $2,627 $3,393 $6,853
                     -------------------------------------
                     C SERIES    $678 $2,041 $3,413 $6,886
                     -------------------------------------


 If you do not surrender your Annuity, or if you annuitize your Annuity:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      X SERIES  $687 $2,067 $3,454 $6,952
                      -----------------------------------
                      B SERIES  $635 $1,921 $3,227 $6,580
                      -----------------------------------
                      L SERIES  $673 $2,027 $3,393 $6,853
                      -----------------------------------
                      C SERIES  $678 $2,041 $3,413 $6,886
                      -----------------------------------


 PLEASE SEE APPENDIX A FOR A TABLE OF ACCUMULATION UNIT VALUES.

                                    SUMMARY

 This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

 THE ANNUITY: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.


 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.


 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

                  ANNUITY   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  X SERIES         80            $10,000
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------
                  C SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.


 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.


 Please see "Requirements for Purchasing the Annuity" for more detail.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS

 GUARANTEED LIFETIME WITHDRAWAL BENEFITS. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero. Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".


 We currently offer the following benefits:

..   Highest Daily Lifetime Income v2.1
..   Spousal Highest Daily Lifetime Income v2.1
..   Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
..   Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit


 We previously offered the following optional living benefits during the periods indicated.


 Offered from August 20, 2012 to February 24, 2013:
..   Highest Daily Lifetime Income 2.0
..   Spousal Highest Daily Lifetime Income 2.0
..   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
..   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

 Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.


 Offered from January 24, 2011 to August 19, 2012:
..   Highest Daily Lifetime Income
..   Spousal Highest Daily Lifetime Income


 Please see Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits.


 Offered from March 15, 2010 to January 23, 2011:
..   Highest Daily Lifetime 6 Plus Income
..   Spousal Highest Daily Lifetime 6 Plus Income


 Please see Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.


 These benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.


 In the Living Benefits section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). PLEASE BE AWARE THAT IF YOU WITHDRAW MORE THAN THAT AMOUNT IN A GIVEN YEAR (I.E., EXCESS INCOME), THAT WITHDRAWAL MAY PERMANENTLY REDUCE THE GUARANTEED AMOUNT YOU CAN WITHDRAW IN FUTURE YEARS. THUS, YOU SHOULD THINK CAREFULLY BEFORE TAKING SUCH EXCESS INCOME. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.


 GUARANTEED MINIMUM ACCUMULATION BENEFITS. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

 These benefits are:
..   Guaranteed Return Option/SM/ Plus II*
..   Highest Daily/SM/ Guaranteed Return Option II*

 * Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

 Please see "Living Benefits" for more information.

 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. Please see "Minimum Death Benefit" for more information.


 PURCHASE CREDITS: We apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.


 FEES AND CHARGES: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.


 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age
 59 1/2, you also may be subject to a 10% federal tax penalty.


 You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 OTHER INFORMATION: Please see the section entitled "Other Information" for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under each Annuity consist of the Sub-accounts. In this section, we describe the portfolios and the investment restrictions that apply if you elect certain optional benefits.


 Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.

 As a condition of participating in the optional benefits, you may be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v2.1) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

 WHETHER OR NOT YOU ELECT A BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

 (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;
 (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.


 VARIABLE INVESTMENT OPTIONS

 Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. PLEASE NOTE, THE AST INVESTMENT GRADE BOND SUB-ACCOUNT IS NOT AVAILABLE FOR ALLOCATION OF PURCHASE PAYMENTS.


 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same portfolio advisor or sub-advisor of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. THE CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE UNDERLYING PORTFOLIOS CAN BE OBTAINED BY CALLING 1-888-PRU-2888. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


 Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.

 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, for most Portfolios, one or more subadvisors, as noted below, are engaged to conduct day-to-day management. Allocations made to all AST Portfolios benefit us financially.

 Please see the Additional Information, under the heading concerning "Service Fees Payable to Pruco Life of New Jersey" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates. You may select portfolios individually, create your own combination of portfolios (certain limitations apply - see "Limitations with Optional Benefits" later in this section), or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that uses a pre-determined mathematical formula, under which your Account Value may be transferred between "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                            TYPE           ADVISOR/
                                                        SUBADVISOR(S)
   -------------------------------------------------------------------------
                 AST FUNDS
   -------------------------------------------------------------------------
    AST ACADEMIC STRATEGIES ASSET          ASSET         AlphaSimplex
    ALLOCATION PORTFOLIO: seeks            ALLOCA-     Group, LLC; AQR
    long-term capital appreciation. The     TION     Capital Management,
    Portfolio is a multi-asset class                     LLC and CNH
    fund that pursues both top-down                     Partners, LLC;
    asset allocation strategies and                     CoreCommodity
    bottom-up selection of securities,                 Management, LLC;
    investment managers, and mutual                  First Quadrant, L.P.;
    funds. Under normal circumstances,               Jennison Associates
    approximately 60% of the assets will               LLC; J.P. Morgan
    be allocated to traditional asset                     Investment
    classes (including US and                         Management, Inc.;
    international equities and bonds,                 Pacific Investment
    including non-investment grade                        Management
    bonds, commonly known as "junk                       Company LLC
    bonds") and approximately 40% of the             (PIMCO); Prudential
    assets will be allocated to                        Investments LLC;
    non-traditional asset classes and                    Quantitative
    strategies (including real estate,                    Management
    commodities, and alternative                       Associates LLC;
    strategies). Those percentages are                  Western Asset
    subject to change at the discretion                   Management
    of the advisor and Quantitative                    Company/Western
    Management Associates LLC.                         Asset Management
                                                       Company Limited
   -------------------------------------------------------------------------
    AST ADVANCED STRATEGIES PORTFOLIO:     ASSET          LSV Asset
    seeks a high level of absolute         ALLOCA-       Management;
    return by using traditional and         TION       Marsico Capital
    non-traditional investment                         Management, LLC;
    strategies and by investing in                    Pacific Investment
    domestic and foreign equity and                       Management
    fixed income securities, derivative                  Company LLC
    instruments and other investment                       (PIMCO);
    companies. The Portfolio uses                        Quantitative
    traditional and non-traditional                       Management
    investment strategies by investing                 Associates LLC;
    in domestic and foreign equity and                  T. Rowe Price
    fixed income securities, derivative               Associates, Inc.;
    instruments and other investment                   William Blair &
    companies. The asset allocation                      Company, LLC
    generally provides for an allotment
    of 60% of the Portfolio's assets to
    a combination of domestic and
    international equity strategies and
    the remaining 40% of assets to a
    combination of U.S. fixed income,
    hedged international bond, and real
    return investment strategies.
    Quantitative Management Associates
    LLC allocates the assets of the
    Portfolio across different
    investment categories and
    subadvisors.
   -------------------------------------------------------------------------
    AST AQR EMERGING MARKETS EQUITY        INTER-        AQR Capital
    PORTFOLIO: seeks long-term capital    NATIONAL     Management, LLC
    appreciation. The Portfolio seeks to   EQUITY
    achieve its investment objective by
    both overweighting and
    underweighting securities,
    industries, countries, and
    currencies relative to the MSCI
    Emerging Markets Index, using
    proprietary quantitative return
    forecasting models and systematic
    risk-control methods developed by
    the subadvisor. Under normal
    circumstances, the Portfolio will
    invest at least 80% of its assets in
    equity securities of issuers: (i)
    located in emerging market
    countries, or (ii) included as
    emerging market issuers in one or
    more broad-based market indices. The
    subadvisor intends to make use of
    certain derivative instruments in
    order to implement its investment
    strategy.
   -------------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
    AST AQR LARGE-CAP PORTFOLIO: seeks     LARGE-CAP      AQR Capital
    long-term capital appreciation. The      BLEND      Management, LLC
    Portfolio invests, under normal
    circumstances, at least 80% of the
    value of its assets in equity and
    equity-related securities of
    large-capitalization companies. For
    purposes of the Portfolio, a
    large-cap company is a company with
    a market capitalization in the range
    of companies in the S&P 500(R) Index
    (between $1.6 billion and $483
    billion as of December 31, 2012).
    The Portfolio's subadvisor utilizes
    a quantitative investment process.
   -------------------------------------------------------------------------
    AST BALANCED ASSET ALLOCATION            ASSET         Prudential
    PORTFOLIO: seeks to obtain the          ALLOCA-     Investments LLC;
    highest potential total return           TION         Quantitative
    consistent with its specified level                    Management
    of risk. The Portfolio primarily                     Associates LLC
    invests its assets in a diversified
    portfolio of other mutual funds,
    within the Advanced Series Trust and
    certain affiliated money market
    funds. Under normal market
    conditions, the Portfolio will
    devote approximately 60% of its net
    assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 52.5% to
    67.5%), and 40% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 32.5% to 47.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   -------------------------------------------------------------------------
    AST BLACKROCK GLOBAL STRATEGIES          ASSET     BlackRock Financial
    PORTFOLIO: seeks a high total return    ALLOCA-     Management, Inc.
    consistent with a moderate level of      TION
    risk. The Portfolio is a global,
    multi asset-class portfolio that
    invests directly in, among other
    things, equity and equity-related
    securities, investment grade debt
    securities (including, without
    limitation, U.S. Treasuries and U.S.
    government securities),
    non-investment grade bonds (also
    known as "high yield bonds" or "junk
    bonds"), real estate investment
    trusts (REITs), exchange traded
    funds (ETFs), and derivative
    instruments, including
    commodity-linked derivative
    instruments.
   -------------------------------------------------------------------------
    AST BLACKROCK ISHARES ETF PORTFOLIO:     ASSET     BlackRock Financial
    seeks to maximize total return with     ALLOCA-     Management, Inc.
    a moderate level of risk. The            TION
    Portfolio attempts to meet its
    objective through investment in
    iShares exchange traded funds (ETFs)
    across global equity and fixed
    income asset classes. Employing a
    tactical investment process, the
    Portfolio holds ETFs that invest in
    a variety of asset classes,
    including equity and equity-related
    securities, investment grade debt
    securities, non-investment grade
    debt securities (commonly referred
    to as "junk" bonds), real estate
    investment trusts, and commodities.
   -------------------------------------------------------------------------
    AST BLACKROCK VALUE PORTFOLIO: seeks   LARGE-CAP       BlackRock
    maximum growth of capital by             VALUE         Investment
    investing primarily in the value                    Management, LLC
    stocks of larger companies. The
    Portfolio pursues its objective,
    under normal market conditions, by
    investing at least 80% of the value
    of its assets in the equity
    securities of large-sized companies
    included in the Russell 1000(R)
    Value Index. The subadvisor employs
    an investment strategy designed to
    maintain a portfolio of equity
    securities which approximates the
    market risk of those stocks included
    in the Russell 1000(R) Value Index,
    but which attempts to outperform the
    Russell 1000(R) Value Index through
    active stock selection.
   -------------------------------------------------------------------------
    AST BOND PORTFOLIO 2017: seeks the       FIXED         Prudential
    highest total return for a specific     INCOME         Investment
    period of time, consistent with the                 Management, Inc.
    preservation of capital and
    liquidity needs. Total return is
    comprised of current income and
    capital appreciation. Under normal
    market conditions, the Portfolio
    invests at least 80% of its
    investable assets in bonds. The
    Portfolio is designed to meet the
    parameters established to support
    certain living benefits for variable
    annuities that mature on December
    31, 2017. Please note that you may
    not make purchase payments and
    contract owner initiated transfers
    to this Portfolio, and that this
    Portfolio is available only with
    certain living benefits.
   -------------------------------------------------------------------------
    AST BOND PORTFOLIO 2018: seeks the       FIXED         Prudential
    highest total return for a specific     INCOME         Investment
    period of time, consistent with the                 Management, Inc.
    preservation of capital and
    liquidity needs. Total return is
    comprised of current income and
    capital appreciation. Under normal
    market conditions, the Portfolio
    invests at least 80% of its
    investable assets in bonds. The
    Portfolio is designed to meet the
    parameters established to support
    certain living benefits for variable
    annuities that mature on December
    31, 2018. Please note that you may
    not make purchase payments and
    contract owner initiated transfers
    to this Portfolio, and that this
    Portfolio is available only with
    certain living benefits.
   -------------------------------------------------------------------------
   --------------------------------------  ---------- ---------------------

          INVESTMENT OBJECTIVES/POLICIES      STYLE/      PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
       AST BOND PORTFOLIO 2019: seeks the    FIXED        Prudential
       highest total return for a specific   INCOME       Investment
       period of time, consistent with the              Management, Inc.
       preservation of capital and
       liquidity needs. Total return is
       comprised of current income and
       capital appreciation. Under normal
       market conditions, the Portfolio
       invests at least 80% of its
       investable assets in bonds. The
       Portfolio is designed to meet the
       parameters established to support
       certain living benefits for variable
       annuities that mature on December
       31, 2019. Please note that you may
       not make purchase payments and
       contract owner initiated transfers
       to this Portfolio, and that this
       Portfolio is available only with
       certain living benefits.
      --------------------------------------------------------------------
      -------------------------------------  -------   ------------------
       AST BOND PORTFOLIO 2020: seeks the    FIXED        Prudential
       highest total return for a specific   INCOME       Investment
       period of time, consistent with the              Management, Inc.
       preservation of capital and
       liquidity needs. Total return is
       comprised of current income and
       capital appreciation. Under normal
       market conditions, the Portfolio
       invests at least 80% of its
       investable assets in bonds. The
       Portfolio is designed to meet the
       parameters established to support
       certain living benefits for variable
       annuities that mature on December
       31, 2020. Please note that you may
       not make purchase payments and
       contract owner initiated transfers
       to this Portfolio, and that this
       Portfolio is available only with
       certain living benefits.
      --------------------------------------------------------------------
      -------------------------------------  -------   ------------------
       AST BOND PORTFOLIO 2021: seeks the    FIXED        Prudential
       highest total return for a specific   INCOME       Investment
       period of time, consistent with the              Management, Inc.
       preservation of capital and
       liquidity needs. Total return is
       comprised of current income and
       capital appreciation. Under normal
       market conditions, the Portfolio
       invests at least 80% of its
       investable assets in bonds. The
       Portfolio is designed to meet the
       parameters established to support
       certain living benefits for variable
       annuities that mature on December
       31, 2021. Please note that you may
       not make purchase payments and
       contract owner initiated transfers
       to this Portfolio, and that this
       Portfolio is available only with
       certain living benefits.
      --------------------------------------------------------------------
      -------------------------------------  -------   ------------------
       AST BOND PORTFOLIO 2022: seeks the    FIXED        Prudential
       highest total return for a specific   INCOME       Investment
       period of time, consistent with the              Management, Inc.
       preservation of capital and
       liquidity needs. Total return is
       comprised of current income and
       capital appreciation. Under normal
       market conditions, the Portfolio
       invests at least 80% of its
       investable assets in bonds. The
       Portfolio is designed to meet the
       parameters established to support
       certain living benefits for variable
       annuities that mature on December
       31, 2022. Please note that you may
       not make purchase payments and
       contract owner initiated transfers
       to this Portfolio, and that this
       Portfolio is available only with
       certain living benefits.
      --------------------------------------------------------------------
      -------------------------------------  -------   ------------------
       AST BOND PORTFOLIO 2023: seeks the    FIXED        Prudential
       highest total return for a specific   INCOME       Investment
       period of time, consistent with the              Management, Inc.
       preservation of capital and
       liquidity needs. Total return is
       comprised of current income and
       capital appreciation. Under normal
       market conditions, the Portfolio
       invests at least 80% of its
       investable assets in bonds. The
       Portfolio is designed to meet the
       parameters established to support
       certain living benefits for variable
       annuities that mature on December
       31, 2023. Please note that you may
       not make purchase payments and
       contract owner initiated transfers
       to this Portfolio, and that this
       Portfolio is available only with
       certain living benefits.
      --------------------------------------------------------------------
      -------------------------------------  -------   ------------------
       AST BOND PORTFOLIO 2024: seeks the    FIXED        Prudential
       highest total return for a specific   INCOME       Investment
       period of time, consistent with the              Management, Inc.
       preservation of capital and
       liquidity needs. Total return is
       comprised of current income and
       capital appreciation. Under normal
       market conditions, the Portfolio
       invests at least 80% of its
       investable assets in bonds. The
       Portfolio is designed to meet the
       parameters established to support
       certain living benefits for variable
       annuities that mature on December
       31, 2024. Please note that you may
       not make purchase payments and
       contract owner initiated transfers
       to this Portfolio, and that this
       Portfolio is available only with
       certain living benefits.
      --------------------------------------------------------------------
      -------------------------------------  -------   ------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                          SUBADVISOR(S)
   --------------------------------------------------------------------------
    AST CAPITAL GROWTH ASSET ALLOCATION      ASSET         Prudential
    PORTFOLIO: seeks to obtain a total      ALLOCA-     Investments LLC;
    return consistent with its specified     TION         Quantitative
    level of risk. The Portfolio                           Management
    primarily invests its assets in a                    Associates LLC
    diversified portfolio of other
    mutual funds, within the Advanced
    Series Trust and certain affiliated
    money market funds. Under normal
    market conditions, the Portfolio
    will devote approximately 75% of its
    net assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 67.5% to
    80%), and 25% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 20.0% to 32.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   --------------------------------------------------------------------------
    AST CLEARBRIDGE DIVIDEND GROWTH        LARGE-CAP       ClearBridge
    PORTFOLIO: seeks income, capital         BLEND      Investments, LLC
    preservation, and capital
    appreciation. Under normal
    circumstances, at least 80% of the
    Portfolio's net assets will be
    invested in equity or equity-related
    securities which the subadvisor
    believes have the ability to
    increase dividends over the longer
    term. The subadvisor will manage the
    Portfolio to provide exposure to
    companies that either pay an
    existing dividend or have the
    potential to pay and/or
    significantly grow their dividends.
    To do so, the subadvisor will
    conduct fundamental research to
    screen for companies that have
    attractive dividend yields, a
    history and potential for positive
    dividend growth, strong balance
    sheets, and reasonable valuations.
   --------------------------------------------------------------------------
    AST COHEN & STEERS REALTY PORTFOLIO:   SPECIALTY     Cohen & Steers
    seeks to maximize total return                     Capital Management,
    through investment in real estate                         Inc.
    securities. The Portfolio pursues
    its investment objective by
    investing, under normal
    circumstances, at least 80% of its
    net assets in securities issued by
    companies associated with the real
    estate industry, such as real estate
    investment trusts (REITs). Under
    normal circumstances, the Portfolio
    will invest substantially all of its
    assets in the equity securities of
    real estate related issuers, i.e., a
    company that derives at least 50% of
    its revenues from the ownership,
    construction, financing, management
    or sale of real estate or that has
    at least 50% of its assets in real
    estate.
   --------------------------------------------------------------------------
    AST DEFENSIVE ASSET ALLOCATION           ASSET         Prudential
    PORTFOLIO: seeks to obtain the          ALLOCA-     Investments LLC;
    highest potential total return           TION         Quantitative
    consistent with its specified level                    Management
    of risk tolerance. The Portfolio                     Associates LLC
    primarily invests its assets in a
    diversified portfolio of other
    mutual funds, within the Advanced
    Series Trust and certain affiliated
    money market funds. Under normal
    market conditions, the Portfolio
    will devote approximately 15% of its
    net assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 7.5% to
    22.5%), and 85% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 77.5% to 92.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   --------------------------------------------------------------------------
    AST FEDERATED AGGRESSIVE GROWTH        SMALL-CAP    Federated Equity
    PORTFOLIO: seeks capital growth. The    GROWTH         Management
    Portfolio pursues its investment                       Company of
    objective by investing primarily in                   Pennsylvania/
    the stocks of small companies that                  Federated Global
    are traded on national security                        Investment
    exchanges, NASDAQ stock exchange and                Management Corp.
    the over- the-counter market. Small
    companies are defined as companies
    with market capitalizations similar
    to companies in the Russell 2000(R)
    Index and S&P SmallCap 600 Index.
   --------------------------------------------------------------------------
    AST FI PYRAMIS(R) ASSET ALLOCATION       ASSET       Pyramis Global
    PORTFOLIO: seeks to maximize total      ALLOCA-      Advisors, LLC a
    return. In seeking to achieve the        TION      Fidelity Investments
    Portfolio's investment objective,                        Company
    the Portfolio's assets are allocated
    across eight uniquely specialized
    investment strategies. The Portfolio
    has five strategies that invest
    primarily in equity securities, two
    fixed income strategies (the Broad
    Market Duration Strategy and the
    High Yield Bond Strategy, which
    invests in securities commonly known
    as "junk bonds"), and one strategy
    designed to provide liquidity (the
    Liquidity Strategy).
   --------------------------------------------------------------------------


 Pyramis is a registered service mark of FMR LLC. Used under license.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                            TYPE            ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
    AST FIRST TRUST BALANCED TARGET         ASSET         First Trust
    PORTFOLIO: seeks long-term capital     ALLOCA-       Advisors L.P.
    growth balanced by current income.      TION
    The Portfolio seeks to achieve its
    objective by investing approximately
    65% (between 60-70%) of its net
    assets in equity securities and
    approximately 35% (between 30-40%)
    of its net assets in fixed income
    securities as of the annual security
    selection date. The allocations do
    not take into account the potential
    investment of up to 5% of the
    Portfolio's assets in the
    "liquidity" investment sleeve. In
    seeking to achieve its investment
    objective, the Portfolio allocates
    its assets across multiple uniquely
    specialized investment strategies.
    The Portfolio can hold up to 3.5% of
    its net assets in senior loans,
    which are typically secured,
    floating rate loans made by banks to
    corporations rated below investment
    grade, and may be commonly referred
    to as "junk bonds".
   --------------------------------------------------------------------------
    AST FRANKLIN TEMPLETON FOUNDING         ASSET      Franklin Advisers,
    FUNDS ALLOCATION PORTFOLIO: seeks      ALLOCA-    Inc.; Franklin Mutual
    capital appreciation while its          TION         Advisers, LLC;
    secondary investment objective is to                Templeton Global
    seek income. Under normal market                    Advisors Limited
    conditions the Portfolio will seek
    to achieve its investment objectives
    by allocating 33 1/3% of its assets
    to each of the Portfolio's three
    subadvisors. The Portfolio will
    normally invest in a combination of
    domestic and foreign equity and
    fixed income and money market
    securities. The Franklin Advisers
    segment invests in a diversified
    portfolio of debt and equity
    securities. This sleeve may invest
    up to 100% of total assets in debt
    securities that are rated below
    investment grade (commonly known as
    "junk bonds"). The Franklin Mutual
    segment normally invests at least
    65% of the assets in the segment in
    equity securities that Franklin
    Mutual believes are available at
    below-market prices. The Templeton
    Global segment normally invests at
    least 65% of the assets in the
    segment in the equity securities of
    companies located anywhere in the
    world, including emerging markets.
   --------------------------------------------------------------------------
    AST FRANKLIN TEMPLETON FOUNDING         ASSET        AST Investment
    FUNDS PLUS PORTFOLIO: seeks capital    ALLOCA-      Services, Inc.;
    appreciation. The Portfolio operates    TION           Prudential
    as a "fund-of-funds" by investing                   Investments LLC
    approximately 75% of the Portfolio's
    net assets in the AST Franklin
    Templeton Founding Funds Allocation
    Portfolio and approximately 25% of
    the Portfolio's assets in the AST
    Templeton Global Bond Portfolio.
   --------------------------------------------------------------------------
    AST GLOBAL REAL ESTATE PORTFOLIO:     SPECIALTY     Prudential Real
    seeks capital appreciation and                      Estate Investors
    income. The Portfolio will normally
    invest at least 80% of its
    investable assets (net assets plus
    any borrowing made for investment
    purposes) in equity-related
    securities of real estate companies.
    The Portfolio will invest in
    equity-related securities of real
    estate companies on a global basis
    and the Portfolio may invest up to
    15% of its net assets in ownership
    interests in commercial real estate
    through investments in private real
    estate.
   --------------------------------------------------------------------------
    AST GOLDMAN SACHS CONCENTRATED        LARGE-CAP   Goldman Sachs Asset
    GROWTH PORTFOLIO: seeks long-term      GROWTH       Management, L.P.
    growth of capital. The Portfolio
    will pursue its objective by
    investing primarily in equity
    securities of companies that the
    subadvisor believes have the
    potential to achieve capital
    appreciation over the long-term. The
    Portfolio seeks to achieve its
    investment objective by investing,
    under normal circumstances, in
    approximately 30 - 45 companies that
    are considered by the subadvisor to
    be positioned for long-term growth.
   --------------------------------------------------------------------------
    AST GOLDMAN SACHS LARGE-CAP VALUE     LARGE-CAP   Goldman Sachs Asset
    PORTFOLIO: seeks long-term growth of    VALUE       Management, L.P.
    capital. The Portfolio seeks to
    achieve its investment objective by
    investing in value opportunities
    that the subadvisor, defines as
    companies with identifiable
    competitive advantages whose
    intrinsic value is not reflected in
    the stock price. The Portfolio
    invests, under normal circumstances,
    at least 80% of its net assets in
    large-cap U.S. issuers with market
    capitalizations within the range of
    the market capitalization of
    companies in the Russell 1000(R)
    Value Index at the time of
    investment.
   --------------------------------------------------------------------------
    AST GOLDMAN SACHS MID-CAP GROWTH       MID-CAP    Goldman Sachs Asset
    PORTFOLIO: seeks long-term growth of   GROWTH       Management, L.P.
    capital. The Portfolio pursues its
    investment objective, by investing
    primarily in equity securities
    selected for their growth potential,
    and normally invests at least 80% of
    the value of its assets in
    medium-sized companies. Medium-sized
    companies are those whose market
    capitalizations (measured at the
    time of investment) fall within the
    range of companies in the Russell
    Midcap(R) Growth Index. The
    subadvisor seeks to identify
    individual companies with earnings
    growth potential that may not be
    recognized by the market at large.
   --------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST GOLDMAN SACHS MULTI-ASSET           ASSET     Goldman Sachs Asset
     PORTFOLIO (formerly AST Horizon        ALLOCA-     Management, L.P.
     Moderate Asset Allocation               TION
     Portfolio): seeks to obtain a high
     level of total return consistent
     with its level of risk tolerance.
     The Portfolio is a global asset
     allocation fund that pursues
     domestic and foreign equity and
     fixed-income strategies emphasizing
     growth and emerging markets. Under
     normal circumstances, approximately
     50% of the Portfolio's assets are
     invested to provide exposure to
     equity securities and approximately
     50% of its net assets are invested
     to provide exposure to fixed-income
     securities. The specific allocation
     of assets among equity and
     fixed-income asset classes will vary
     from time to time, as determined by
     the Portfolio's subadvisor, based on
     a variety of factors such as the
     relative attractiveness of various
     securities based on market
     valuations, growth, and inflation
     prospects. In addition, the
     Subadvisor may implement tactical
     investment views and/or a risk
     rebalancing and volatility
     management strategy from time to
     time.
    ------------------------------------------------------------------------
     AST GOLDMAN SACHS SMALL-CAP VALUE     SMALL-CAP   Goldman Sachs Asset
     PORTFOLIO: seeks long-term capital      VALUE      Management, L.P.
     appreciation. The Portfolio will
     seek its objective through
     investments primarily in equity
     securities that are believed to be
     undervalued in the marketplace. The
     Portfolio will invest, under normal
     circumstances, at least 80% of the
     value of its assets in small
     capitalization companies. The
     Portfolio defines small
     capitalization companies as
     companies with market
     capitalizations that are within the
     range of the Russell 2000(R) Value
     Index at the time of purchase.
    ------------------------------------------------------------------------
     AST HIGH YIELD PORTFOLIO: seeks         FIXED        J.P. Morgan
     maximum total return, consistent       INCOME         Investment
     with preservation of capital and                  Management, Inc.;
     prudent investment management. The                    Prudential
     Portfolio will invest, under normal                   Investment
     circumstances, at least 80% of its                 Management, Inc.
     net assets plus any borrowings for
     investment purposes (measured at
     time of purchase) in non-investment
     grade high yield (also known as
     "junk bonds") fixed income
     investments which may be represented
     by forwards or derivatives such as
     options, futures contracts, or swap
     agreements. Non-investment grade
     investments are securities rated Ba
     or lower by Moody's Investors
     Services, Inc. or equivalently rated
     by Standard & Poor's Corporation, or
     Fitch, or, if unrated, determined by
     the subadvisor to be of comparable
     quality.
    ------------------------------------------------------------------------
     AST INTERNATIONAL GROWTH PORTFOLIO:     INTER-    Jennison Associates
     seeks long-term capital growth.       NATIONAL       LLC; Marsico
     Under normal circumstances, the        EQUITY     Capital Management,
     Portfolio invests at least 80% of                 LLC; William Blair
     the value of its assets in                          & Company, LLC
     securities of issuers that are
     economically tied to countries other
     than the United States. Although the
     Portfolio intends to invest at least
     80% of its assets in the securities
     of issuers located outside the
     United States, it may at times
     invest in U.S. issuers and it may
     invest all of its assets in fewer
     than five countries or even a single
     country.
    ------------------------------------------------------------------------
     AST INTERNATIONAL VALUE PORTFOLIO:      INTER-        LSV Asset
     seeks capital growth. The Portfolio   NATIONAL       Management;
     normally invests at least 80% of the   EQUITY         Thornburg
     Portfolio's investable assets in                      Investment
     equity securities. The Portfolio                   Management, Inc.
     will invest at least 65% of its net
     assets in the equity securities of
     companies in at least three
     different countries, without limit
     as to the amount of assets that may
     be invested in a single country.
    ------------------------------------------------------------------------
     AST INVESTMENT GRADE BOND PORTFOLIO:    FIXED         Prudential
     seeks to maximize total return,        INCOME         Investment
     consistent with the preservation of                Management, Inc.
     capital and liquidity needs. Under
     normal market conditions the
     Portfolio invests at least 80% of
     its investable assets in bonds.
     Please note that you may not make
     purchase payments to this Portfolio,
     and that this Portfolio is available
     only with certain living benefits.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST J.P. MORGAN GLOBAL THEMATIC         ASSET        J.P. Morgan
     PORTFOLIO (formerly AST Horizon        ALLOCA-        Investment
     Growth Asset Allocation Portfolio):     TION       Management Inc./
     seeks capital appreciation                         Security Capital
     consistent with its specified level                   Research &
     of risk tolerance. The Portfolio                      Management
     will provide exposure to a long-term                 Incorporated
     strategic asset allocation while
     having the flexibility to express
     shorter-term tactical views by
     capitalizing upon market
     opportunities globally. The
     Portfolio will invest across a broad
     range of asset classes, including,
     without limitation, domestic equity
     and debt, international and global
     developed equity, emerging markets
     equity and debt, high yield debt,
     convertible bonds, and real estate
     investment trusts. The Portfolio
     will invest primarily in individual
     securities in order to meet its
     investment objective and will also
     utilize derivative instruments for
     tactical positioning and risk
     management, and exchange traded
     funds. Under normal circumstances,
     approximately 65% of the Portfolio's
     net assets (ranging between 55-75%
     depending on market conditions) will
     be invested to provide exposure to
     equity securities and approximately
     35% of its net assets (ranging
     between 25-45% depending on market
     conditions) will be invested to
     provide exposure to fixed income
     securities.
    ------------------------------------------------------------------------
     AST J.P. MORGAN INTERNATIONAL EQUITY    INTER-       J.P. Morgan
     PORTFOLIO: seeks capital growth. The  NATIONAL        Investment
     Portfolio seeks to meet its            EQUITY      Management, Inc.
     objective by investing, under normal
     market conditions, at least 80% of
     its assets in equity securities. The
     Portfolio seeks to meet its
     investment objective by normally
     investing primarily in a diversified
     portfolio of equity securities of
     companies located or operating in
     developed non-U.S. countries and
     emerging markets of the world. The
     equity securities will ordinarily be
     traded on a recognized foreign
     securities exchange or traded in a
     foreign over-the-counter market in
     the country where the issuer is
     principally based, but may also be
     traded in other countries including
     the United States.
    ------------------------------------------------------------------------
     AST J.P. MORGAN STRATEGIC               ASSET        J.P. Morgan
     OPPORTUNITIES PORTFOLIO: seeks to      ALLOCA-        Investment
     maximize return compared to the         TION       Management, Inc.
     benchmark through security selection
     and tactical asset allocation. The
     Portfolio invests in securities and
     financial instruments (including
     derivatives) to gain exposure to
     global equity, global fixed income
     and cash equivalent markets,
     including global currencies. The
     Portfolio may invest in developed
     and emerging markets securities,
     domestic and foreign fixed income
     securities (including non-investment
     grade bonds or "junk bonds"), and
     real estate investment trusts
     (REITs) of issuers located within
     and outside the United States or in
     open-end investment companies
     advised by J.P. Morgan Investment
     Management, Inc., the Portfolio's
     subadvisor, to gain exposure to
     certain global equity and global
     fixed income markets.
    ------------------------------------------------------------------------
     AST JENNISON LARGE-CAP GROWTH         LARGE-CAP   Jennison Associates
     PORTFOLIO: seeks long-term growth of   GROWTH            LLC
     capital. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will invest in stocks it
     believes could experience superior
     sales or earnings growth, or high
     returns on equity and assets. Stocks
     are selected on a company-by-company
     basis using fundamental analysis.
     The companies in which the
     subadvisor will invest generally
     tend to have a unique market niche,
     a strong new product profile or
     superior management.
    ------------------------------------------------------------------------
     AST JENNISON LARGE-CAP VALUE          LARGE-CAP   Jennison Associates
     PORTFOLIO: seeks capital                VALUE            LLC
     appreciation. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor seeks companies it
     believes are trading at a discount
     to their intrinsic value, as defined
     by the value of their earnings, free
     cash flow, the value of their
     assets, their private market value,
     or some combination of these factors
     - and which have identifiable
     catalysts which may be able to close
     the gap between the price and what
     the Portfolio believes to be the
     true worth of the company.
    ------------------------------------------------------------------------
     AST LARGE-CAP VALUE PORTFOLIO: seeks  LARGE-CAP   Hotchkis and Wiley
     current income and long-term growth     VALUE     Capital Management,
     of income, as well as capital                            LLC
     appreciation. The Portfolio invests,
     under normal circumstances, at least
     80% of its net assets in securities
     of large capitalization companies.
     Large capitalization companies are
     those companies with market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of the Russell
     1000(R) Value Index.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
     AST LORD ABBETT CORE FIXED INCOME       FIXED     Lord, Abbett & Co.
     PORTFOLIO: seeks income and capital    INCOME            LLC
     appreciation to produce a high total
     return. Under normal market
     conditions, the Portfolio pursues
     its investment objective by
     investing at least 80% of its net
     assets in fixed income securities.
     The Portfolio primarily invests in
     securities issued or guaranteed by
     the U.S. government, its agencies or
     government-sponsored enterprises;
     investment grade debt securities of
     U.S. issuers; investment grade debt
     securities of non-U.S. issuers that
     are denominated in U.S. dollars;
     mortgage-backed and other
     asset-backed securities;
     inflation-linked investments; senior
     loans, and loan participations and
     assignments (including those for
     borrowers with debt that is rated
     below investment grade, or "junk");
     and derivative instruments, such as
     options, futures contracts, forward
     contracts and swap agreements.
    -----------------------------------------------------------------------
     AST MARSICO CAPITAL GROWTH            LARGE-CAP    Marsico Capital
     PORTFOLIO: seeks capital growth.       GROWTH      Management, LLC
     Income realization is not an
     investment objective and any income
     realized on the Portfolio's
     investments, therefore, will be
     incidental to the Portfolio's
     objective. The Portfolio will pursue
     its objective by investing primarily
     in common stocks of large companies
     that are selected for their growth
     potential. Large capitalization
     companies are companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000(R) Growth Index. In selecting
     investments for the Portfolio, the
     subadvisor uses an approach that
     combines "top down" macroeconomic
     analysis with "bottom up" stock
     selection.
    -----------------------------------------------------------------------
     AST MFS GLOBAL EQUITY PORTFOLIO:        INTER-      Massachusetts
     seeks capital growth. Under normal    NATIONAL    Financial Services
     circumstances the Portfolio invests    EQUITY          Company
     at least 80% of its net assets in
     equity securities. The Portfolio may
     invest in the securities of U.S. and
     foreign issuers (including issuers
     in emerging market countries). While
     the portfolio may invest its assets
     in companies of any size, the
     Portfolio generally focuses on
     companies with relatively large
     market capitalizations.
    -----------------------------------------------------------------------
     AST MFS GROWTH PORTFOLIO: seeks       LARGE-CAP     Massachusetts
     long-term capital growth and future,   GROWTH     Financial Services
     rather than current income. Under                      Company
     normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in common stocks and
     related securities, such as
     preferred stocks, convertible
     securities and depository receipts.
     The subadvisor focuses on investing
     the Portfolio's assets in the stocks
     of companies it believes to have
     above-average earnings growth
     potential compared to other
     companies. The subadvisor uses a
     "bottom up" as opposed to a "top
     down" investment style in managing
     the Portfolio. Quantitative models
     that systematically evaluate an
     issuer's valuation, price and
     earnings momentum, earnings quality,
     and other factors may also be
     considered.
    -----------------------------------------------------------------------
     AST MFS LARGE-CAP VALUE PORTFOLIO:    LARGE-CAP     Massachusetts
     seeks capital appreciation. The         VALUE     Financial Services
     Portfolio seeks to achieve its                         Company
     investment objective by investing at
     least 80% of its net assets in
     issuers with large market
     capitalizations of at least $5
     billion at the time of purchase. The
     Portfolio will invest primarily in
     equity securities and may invest in
     foreign securities. The subadvisor
     focuses on investing the Portfolio's
     assets in the stocks of companies it
     believes are undervalued compared to
     their perceived worth (value
     companies). The subadvisor uses a
     "bottom-up" investment approach to
     buying and selling investments for
     the Portfolio. Investments are
     selected primarily based on
     fundamental analysis of individual
     issuers. Quantitative models that
     systematically evaluate issuers may
     also be considered.
    -----------------------------------------------------------------------
     AST MID-CAP VALUE PORTFOLIO: seeks     MID-CAP    EARNEST Partners,
     to provide capital growth by            VALUE        LLC; WEDGE
     investing primarily in                            Capital Management
     mid-capitalization stocks that                         L.L.P.
     appear to be undervalued. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its net assets in
     mid-capitalization companies.
     Mid-capitalization companies are
     generally those that have market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of companies
     included in the Russell Midcap(R)
     Value Index during the previous 12
     months based on month-end data.
    -----------------------------------------------------------------------
     AST MONEY MARKET PORTFOLIO: seeks       FIXED        Prudential
     high current income and maintain       INCOME        Investment
     high levels of liquidity. The                     Management, Inc.
     Portfolio invests in high-quality
     money market instruments and seeks
     to maintain a stable net asset value
     (NAV) of $1 per share.
    -----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST NEUBERGER BERMAN CORE BOND         FIXED      Neuberger Berman
     PORTFOLIO: seeks to maximize total     INCOME     Fixed Income LLC
     return consistent with the
     preservation of capital. Under
     normal circumstances the Portfolio
     invests at least 80% of its
     investable assets in bonds and other
     debt securities. All of the debt
     securities in which the Portfolio
     invests will be investment grade
     under normal circumstances.
    ------------------------------------------------------------------------
     AST NEUBERGER BERMAN MID-CAP GROWTH   MID-CAP     Neuberger Berman
     PORTFOLIO: seeks capital growth.       GROWTH      Management LLC
     Under normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in the common stocks
     of mid-capitalization companies.
     Mid-capitalization companies are
     those companies whose market
     capitalization is within the range
     of market capitalizations of
     companies in the Russell Midcap(R)
     Growth Index. Using fundamental
     research and quantitative analysis,
     the subadvisor looks for
     fast-growing companies with above-
     average sales and competitive
     returns on equity relative to their
     peers.
    ------------------------------------------------------------------------
     AST NEUBERGER BERMAN/LSV MID-CAP      MID-CAP         LSV Asset
     VALUE PORTFOLIO: seeks capital         VALUE         Management;
     growth. Under normal market                       Neuberger Berman
     conditions, the Portfolio invests at               Management LLC
     least 80% of its net assets in the
     common stocks of medium
     capitalization companies. Companies
     with market capitalizations that
     fall within the range of the Russell
     Midcap(R) Value Index at the time of
     investment are considered medium
     capitalization companies. Some of
     the Portfolio's assets may be
     invested in the securities of
     large-cap companies as well as in
     small-cap companies.
    ------------------------------------------------------------------------
     AST NEW DISCOVERY ASSET ALLOCATION     ASSET      Bradford & Marzec
     PORTFOLIO: seeks total return. Total   ALLOCA-       LLC; Brown
     return is comprised of capital          TION     Advisory, LLC; C.S.
     appreciation and income. Under                       McKee, LP;
     normal circumstances, approximately               EARNEST Partners,
     70% of the Portfolio's assets are                    LLC; Epoch
     allocated to a combination of                    Investment Partners,
     domestic and international equity                  Inc.; Security
     strategies and approximately 30% of                Investors, LLC;
     the Portfolio's assets are allocated             Thompson, Siegel &
     to certain foreign and domestic                     Walmsley LLC
     fixed income investment strategies
     and a liquidity strategy. A portion
     of the Portfolio may be invested in
     below investment grade bonds,
     commonly known as "junk bonds".
    ------------------------------------------------------------------------
     AST PARAMETRIC EMERGING MARKETS        INTER-    Parametric Portfolio
     EQUITY PORTFOLIO: seeks long-term     NATIONAL     Associates LLC
     capital appreciation. The Portfolio    EQUITY
     normally invests at least 80% of its
     net assets in equity securities of
     issuers (i) located in emerging
     market countries, which are
     generally those not considered to be
     developed market countries, or (ii)
     included (or considered for
     inclusion) as emerging markets
     issuers in one or more broad-based
     market indices. Emerging market
     countries are generally countries
     not considered to be developed
     market countries, and therefore not
     included in the MSCI World Index.
     The Portfolio seeks to employ a
     top-down, disciplined and structured
     investment process that emphasizes
     broad exposure and diversification
     among emerging market countries,
     economic sectors and issuers.
    ------------------------------------------------------------------------
     AST PIMCO LIMITED MATURITY BOND        FIXED     Pacific Investment
     PORTFOLIO: seeks to maximize total     INCOME        Management
     return consistent with preservation                  Company LLC
     of capital and prudent investment                      (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within a
     one-to-three year time-frame based
     on the subadvisor's forecast of
     interest rates. Portfolio holdings
     are concentrated in areas of the
     bond market (based on quality,
     sector, interest rate or maturity)
     that the subadvisor believes to be
     relatively undervalued. The
     Portfolio may invest up to 10% total
     assets in non-investment grade bonds
     which are commonly known as "junk
     bonds".
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                              TYPE          ADVISOR/
                                                          SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST PIMCO TOTAL RETURN BOND              FIXED     Pacific Investment
     PORTFOLIO: seeks to maximize total      INCOME        Management
     return consistent with preservation                   Company LLC
     of capital and prudent investment                       (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within two
     years (+/-) of the duration of the
     Barclays U.S. Aggregate Bond Index,
     as calculated by Pacific Investment
     Management Company LLC ("PIMCO").
     Portfolio holdings are concentrated
     in areas of the bond market (based
     on quality, sector, interest rate or
     maturity) that the subadvisor
     believes to be relatively
     undervalued. The Portfolio may
     invest up to 10% total assets in
     non-investment grade bonds which are
     commonly known as "junk bonds".
    ------------------------------------------------------------------------
     AST PRESERVATION ASSET ALLOCATION        ASSET        Prudential
     PORTFOLIO: seeks to obtain a total      ALLOCA-    Investments LLC;
     return consistent with its specified     TION        Quantitative
     level of risk. The Portfolio                          Management
     primarily invests its assets in a                   Associates LLC
     diversified portfolio of other
     mutual funds, within the Advanced
     Series Trust and certain affiliated
     money market funds. Under normal
     market conditions, the Portfolio
     will devote approximately 35% of its
     net assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 27.5% to
     42.5%), and 65% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 57.5% to 72.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities, exchange
     traded funds (ETFs), and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    ------------------------------------------------------------------------
     AST PRUDENTIAL CORE BOND PORTFOLIO:      FIXED        Prudential
     seeks to maximize total return          INCOME        Investment
     consistent with the long-term                      Management, Inc.
     preservation of capital. The
     Portfolio invests, under normal
     circumstances, at least 80% of its
     net assets in intermediate and
     long-term debt obligations and high
     quality money market instruments. In
     addition, the Portfolio invests,
     under normal circumstances, at least
     80% of its net assets in
     intermediate and long-term debt
     obligations that are rated
     investment grade by the major
     ratings services, or if unrated,
     considered to be of comparable
     quality by the subadvisor, and high
     quality money market instruments.
     Likewise, the Portfolio may invest
     up to 20% of its net assets in
     high-yield/high-risk debt securities
     (commonly known as "junk bonds").
     The Portfolio also may invest up to
     20% of its total assets in debt
     securities issued outside the U.S.
     by U.S. or foreign issuers, whether
     or not such securities are
     denominated in the U.S. dollar.
    ------------------------------------------------------------------------
     AST PRUDENTIAL GROWTH ALLOCATION         ASSET        Prudential
     PORTFOLIO (formerly AST First Trust     ALLOCA-       Investment
     Capital Appreciation Target              TION      Management, Inc.;
     Portfolio): seeks total return. The                  Quantitative
     Portfolio invests in a combination                    Management
     of global equity and equity-related                 Associates LLC
     securities, debt obligations, and
     money market instruments in order to
     achieve diversification in a single
     Portfolio. The Portfolio may also
     utilize an overlay sleeve for
     liquidity and allocation changes.
     The overlay sleeve will generally be
     approximately 5% of the Portfolio's
     assets. Under normal conditions, it
     is expected that approximately
     60-80% of the value of the
     Portfolio's assets will be invested
     in equity and equity-related
     securities and approximately 20-40%
     of the value of the Portfolio's
     assets will be invested in debt
     obligations and money market
     instruments.
    ------------------------------------------------------------------------
     AST QMA EMERGING MARKETS EQUITY          INTER-      Quantitative
     PORTFOLIO: seeks long-term capital     NATIONAL       Management
     appreciation. The Portfolio seeks to    EQUITY      Associates LLC
     achieve its investment objective
     through investment in equity and
     equity-related securities of
     emerging market companies. Under
     normal circumstances, the Portfolio
     will invest at least 80% of its
     assets in equity and equity-related
     securities of issuers: (i) located
     in emerging market countries or (ii)
     included as emerging market issuers
     in one or more broad-based market
     indices. The strategy used by the
     subadvisor is a quantitatively
     driven, bottom up investment process
     which utilizes an adaptive model
     that evaluates stocks differently
     based on their growth expectations.
    ------------------------------------------------------------------------
     AST QMA LARGE-CAP PORTFOLIO: seeks     LARGE-CAP     Quantitative
     long-term capital appreciation. The      BLEND        Management
     Portfolio invests, under normal                     Associates LLC
     circumstances, at least 80% of the
     value of its assets in equity and
     equity-related securities of
     large-capitalization companies. For
     purposes of the Portfolio, a
     large-cap company is a company with
     a market capitalization in the range
     of companies in the S&P 500(R) Index.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST QMA US EQUITY ALPHA PORTFOLIO:    LARGE-CAP      Quantitative
     seeks long term capital                 BLEND         Management
     appreciation. The portfolio utilizes                Associates LLC
     a long/short investment strategy and
     will normally invest at least 80% of
     its net assets plus borrowings in
     equity and equity related securities
     of US issuers. The Portfolio seeks
     to produce returns that exceed those
     of its benchmark index, the Russell
     1000(R), which is comprised of
     stocks representing more than 90% of
     the market cap of the US market and
     includes the largest 1,000
     securities in the Russell 3000(R)
     Index.
    ------------------------------------------------------------------------
     AST QUANTITATIVE MODELING PORTFOLIO:    ASSET        Quantitative
     seeks a high potential return while    ALLOCA-        Management
     attempting to mitigate downside risk    TION        Associates LLC
     during adverse market cycles. The
     Portfolio operates as a
     "fund-of-funds", meaning that the
     Portfolio invests substantially all
     of its assets in a combination of
     other mutual funds. The assets of
     the Portfolio are allocated to a
     capital growth segment and a fixed
     income segment. Under normal
     circumstances, approximately 75% of
     the Portfolio's net assets
     attributable to the capital growth
     segment are invested in underlying
     portfolios that invest primarily in
     equity securities, while the
     remaining 25% of the Portfolio's net
     assets attributable to the capital
     growth segment are invested in
     underlying portfolios that invest
     primarily in debt securities and
     money market instruments. All of the
     assets attributable to the fixed
     income segment are invested in the
     AST Investment Grade Bond Portfolio,
     which in turn invests at least 80%
     of its assets in bonds. Portfolio
     assets are normally transferred
     between the capital growth segment
     and the fixed income segment based
     upon the application of a
     quantitative model to the
     Portfolio's overall net asset value
     (NAV) per share. In general terms,
     the model seeks to transfer
     Portfolio assets from the capital
     growth segment to the fixed income
     segment when the Portfolio's NAV per
     share experiences certain declines
     and from the fixed income segment to
     the capital growth segment when the
     Portfolio's NAV per share
     experiences certain increases or
     remains flat over certain periods of
     time.
    ------------------------------------------------------------------------
     AST RCM WORLD TRENDS PORTFOLIO          ASSET       Allianz Global
     (formerly AST Moderate Asset           ALLOCA-    Investors U.S. LLC
     Allocation Portfolio): seeks highest    TION
     potential total return consistent
     with its specified level of risk
     tolerance. The Portfolio will invest
     in a broad range of asset classes.
     Under normal circumstances,
     approximately 60% of the Portfolio's
     net assets will be invested to
     provide exposure to domestic and
     foreign equity securities and
     approximately 40% of its net assets
     will be invested to provide exposure
     to fixed income securities.
     Depending on market conditions, such
     equity exposure may range between
     50-70% of the Portfolio's net assets
     and such fixed income exposure may
     range between 30-50% of its net
     assets. The Portfolio may also
     invest in non-investment grade bonds
     which are commonly known as "junk
     bonds". Such exposure may be
     obtained through: (i) the purchase
     of "physical" securities (e.g.,
     common stocks, bonds, etc.); (ii)
     the use of derivatives (e.g., option
     and futures contracts on indices,
     securities, and commodities,
     currency forwards, etc.); and (iii)
     the purchase of exchange-traded
     funds.
    ------------------------------------------------------------------------
     AST SCHRODERS GLOBAL TACTICAL           ASSET     Schroder Investment
     PORTFOLIO: seeks to outperform its     ALLOCA-     Management North
     blended performance benchmark. The      TION        America Inc./
     blended benchmark is comprised of                 Schroder Investment
     45% Russell 3000(R), 12.5% MSCI EAFE               Management North
     (USD Hedged), 12.5% MSCI EAFE                        America Ltd.
     (Local), and 30% Barclays U.S.
     Aggregate Bond Index. The Portfolio
     is a multi-asset class fund that
     allocates its assets among various
     regions and countries throughout the
     world, including the United States
     (but in no fewer than three
     countries). The subadvisors use
     various investment strategies,
     currency hedging, and a global
     tactical asset allocation strategy
     in order to help the Portfolio
     achieve its investment objective.
     Under normal circumstances,
     approximately 70% of the Portfolio's
     net assets are invested to provide
     exposure to equity securities and
     approximately 30% of its net assets
     are invested to provide exposure to
     fixed income securities, including
     non-investment grade bonds (commonly
     known as "junk bonds"). Depending on
     market conditions, such equity
     exposure may range between 60-80% of
     the Portfolio's net assets and such
     fixed income exposure may range
     between 20-40% of its net assets.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST SCHRODERS MULTI-ASSET WORLD         ASSET     Schroder Investment
     STRATEGIES PORTFOLIO: seeks            ALLOCA-     Management North
     long-term capital appreciation. The     TION        America Inc./
     Portfolio seeks to achieve its                    Schroder Investment
     objective through a flexible global                Management North
     asset allocation approach. This                      America Ltd.
     approach entails investing in
     traditional asset classes, such as
     equity and fixed income investments,
     and alternative asset classes, such
     as investments in real estate,
     commodities, currencies, private
     equity, non-investment grade bonds,
     emerging market debt and absolute
     return strategies. The subadvisors
     seek to emphasize the management of
     risk and volatility. Exposure to
     different asset classes and
     investment strategies will vary over
     time based upon the subadvisor's
     assessments of changing market,
     economic, financial and political
     factors and events.
    ------------------------------------------------------------------------
     AST SMALL-CAP GROWTH PORTFOLIO:       SMALL-CAP      Eagle Asset
     seeks long-term capital growth. The    GROWTH     Management, Inc.;
     Portfolio pursues its objective by                  Emerald Mutual
     investing, under normal                           Fund Advisers Trust
     circumstances, at least 80% of the
     value of its assets in
     small-capitalization companies.
     Small-capitalization companies are
     those companies with a market
     capitalization, at the time of
     purchase, no larger than the largest
     capitalized company included in the
     Russell 2000(R) Growth Index at the
     time of the Portfolio's investment.
    ------------------------------------------------------------------------
     AST SMALL-CAP VALUE PORTFOLIO: seeks  SMALL-CAP      ClearBridge
     to provide long-term capital growth     VALUE     Investments, LLC;
     by investing primarily in                            J.P. Morgan
     small-capitalization stocks that                      Investment
     appear to be undervalued. The                     Management, Inc.;
     Portfolio invests, under normal                   Lee Munder Capital
     circumstances, at least 80% of the                    Group, LLC
     value of its net assets in small
     capitalization stocks. Small
     capitalization stocks are generally
     the stocks of companies with market
     capitalization that are within the
     market capitalization range of the
     Russell 2000(R) Value Index at the
     time of purchase. The Portfolio is
     subadvised by three different
     subadvisors and each subadvisor
     expects to utilize different
     investment strategies to achieve the
     Portfolio's objective.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE ASSET ALLOCATION      ASSET       T. Rowe Price
     PORTFOLIO: seeks a high level of       ALLOCA-     Associates, Inc.
     total return by investing primarily     TION
     in a diversified portfolio of equity
     and fixed income securities. The
     Portfolio normally invests
     approximately 60% of its total
     assets in equity securities and 40%
     in fixed income securities. This mix
     may vary over shorter time periods:
     the equity portion may range between
     50-70% and the fixed income potion
     may range between 30- 50%. The
     subadvisor concentrates common stock
     investments in larger, more
     established companies, but the
     Portfolio may include small and
     medium-sized companies. The fixed
     income portion of the Portfolio will
     be allocated among investment grade
     securities, high yield or "junk"
     bonds, emerging market securities,
     foreign high quality debt securities
     and cash reserves. The Portfolio's
     maximum combined exposure to foreign
     equity and foreign fixed income
     securities is 30% of the Portfolio's
     net assets.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE EQUITY INCOME       LARGE-CAP     T. Rowe Price
     PORTFOLIO: seeks substantial            VALUE      Associates, Inc.
     dividend income as well as long-term
     growth of capital through
     investments in the common stocks of
     established companies. The Portfolio
     will normally invest at least 80% of
     its net assets (including any
     borrowings for investment purposes)
     in common stocks, with 65% of net
     assets (including any borrowings for
     investment purposes) in
     dividend-paying common stocks of
     well-established companies. The
     Portfolio will typically employ a
     "value" approach in selecting
     investments. T. Rowe Price's
     research team will seek companies
     that appear to be undervalued by
     various measures and may be
     temporarily out of favor but have
     good prospects for capital
     appreciation and dividend growth. In
     selecting investments, T. Rowe Price
     generally will look for companies in
     the aggregate with one or more of
     the following: an established
     operating history, above-average
     dividend yield relative to the S&P
     500(R) Index, low price/earnings
     ratio relative to the S&P 500(R)
     Index, a sound balance sheet and
     other positive financial
     characteristics, and low stock price
     relative to a company's underlying
     value as measured by assets, cash
     flow, or business franchises.
    ------------------------------------------------------------------------
     AST T. ROWE PRICE LARGE-CAP GROWTH    LARGE-CAP     T. Rowe Price
     PORTFOLIO: seeks long-term growth of   GROWTH      Associates, Inc.
     capital by investing predominantly
     in the equity securities of a
     limited number of large, carefully
     selected, high-quality U.S.
     companies that are judged likely to
     achieve superior earnings growth.
     The Portfolio takes a growth
     approach to investment selection and
     normally invests at least 80% of its
     net assets in the common stocks of
     large companies. Large companies are
     defined as those whose market
     capitalization is larger than the
     median market capitalization of
     companies in the Russell 1000(R)
     Growth Index as of the time of
     purchase.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
     AST T. ROWE PRICE NATURAL RESOURCES   SPECIALTY     T. Rowe Price
     PORTFOLIO: seeks long-term capital                Associates, Inc.
     growth primarily through investing
     in the common stocks of companies
     that own or develop natural
     resources (such as energy products,
     precious metals and forest products)
     and other basic commodities. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in natural
     resource companies. The Portfolio
     may also invest in non-resource
     companies with the potential for
     growth. The Portfolio looks for
     companies that have the ability to
     expand production, to maintain
     superior exploration programs and
     production facilities, and the
     potential to accumulate new
     resources. Although the Portfolio is
     primarily invested in U.S.
     securities, up to 50% of total
     assets also may be invested in
     foreign securities.
    -----------------------------------------------------------------------
     AST TEMPLETON GLOBAL BOND PORTFOLIO     FIXED     Franklin Advisers,
     (formerly the AST T. Rowe Price        INCOME           Inc.
     Global Bond Portfolio): seeks to
     provide current income with capital
     appreciation and growth of income.
     The Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in fixed income
     securities of any maturity,
     including bonds, notes, bills and
     debentures. The Portfolio invests
     predominantly in fixed income
     securities issued by governments and
     government agencies located around
     the world. The Portfolio may also
     invest in inflation-indexed
     securities, and may invest without
     limit in developing markets and
     expects to invest at least 40% of
     its net assets in foreign
     securities. The Portfolio focuses on
     "investment grade" fixed income
     securities but may invest up to 25%
     of its total assets in fixed income
     securities that are rated below
     investment grade, commonly known as
     "junk bonds". The Portfolio
     regularly uses currency derivatives
     and may also use other derivatives,
     including swap agreements (which may
     include interest rate and credit
     default swaps).
    -----------------------------------------------------------------------
     AST WELLINGTON MANAGEMENT HEDGED        ASSET        Wellington
     EQUITY PORTFOLIO: seeks to             ALLOCA-       Management
     outperform a mix of 50% Russell         TION        Company, LLP
     3000(R) Index, 20% MSCI EAFE Index,
     and 30% Treasury Bill Index over a
     full market cycle by preserving
     capital in adverse markets utilizing
     an options strategy while
     maintaining equity exposure to
     benefit from up markets through
     investments in Wellington
     Management's equity investment
     strategies. The Portfolio utilizes a
     select spectrum of Wellington
     Management's equity investment
     strategies to invest in a broadly
     diversified portfolio of common
     stocks while also pursuing an equity
     index option overlay strategy. The
     Portfolio will normally invest at
     least 80% of its assets in common
     stocks of small, medium and large
     companies and may also invest up to
     30% of its assets in equity
     securities of foreign issuers and
     non-dollar denominated securities.
     The equity index option overlay
     strategy is designed to help
     mitigate capital losses in adverse
     market environments and employs a
     put/spread collar to meet this goal.
    -----------------------------------------------------------------------
     AST WESTERN ASSET CORE PLUS BOND        FIXED       Western Asset
     PORTFOLIO: seeks to maximize total     INCOME        Management
     return, consistent with prudent                   Company/ Western
     investment management and liquidity               Asset Management
     needs, by investing to obtain the                  Company Limited
     average duration specified for the
     Portfolio. The Portfolio invests,
     under normal circumstances, at least
     80% of the value of its assets in
     debt and fixed income securities.
     The Portfolio's current target
     average duration is generally 2.5 to
     7 years. The Portfolio has the
     ability to invest up to 20% in below
     investment grade securities,
     commonly known as "junk bonds" or
     "high yield" securities.
    -----------------------------------------------------------------------
     AST WESTERN ASSET EMERGING MARKETS      FIXED       Western Asset
     DEBT PORTFOLIO: seeks to maximize      INCOME        Management
     total return. The Portfolio pursues               Company/ Western
     its objective, under normal market                Asset Management
     conditions, by investing at least                  Company Limited
     80% of its assets in fixed income
     securities issued by governments,
     government related entities and
     corporations located in emerging
     markets, and related instruments.
     The Portfolio may invest without
     limit in high yield debt securities
     and related investments rated below
     investment grade (that is,
     securities rated below Baa/BBB), or,
     if unrated, determined to be of
     comparable credit quality by one of
     the subadvisors. The Portfolio may
     invest in below-investment grade
     securities which are commonly
     referred to as "junk bonds". The
     Portfolio also may invest up to 50%
     of its assets in non-U.S. dollar
     denominated fixed income securities.
    -----------------------------------------------------------------------

 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:

..   you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and

..   you may allocate up to 80% in the portfolios listed in the table below; and
..   on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and
..   between quarter-ends, you may re-allocate your Account Value among the
    Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and
..   if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.


 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. WE MAY MODIFY OR TERMINATE THE CUSTOM PORTFOLIOS PROGRAM AT ANY TIME. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.


 GROUP I: ALLOWABLE BENEFIT ALLOCATIONS


 Highest Daily Lifetime Income v2.1                         AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income v2.1                 AST Advanced Strategies
 Highest Daily Lifetime Income v2.1 with Highest Annual     AST Balanced Asset Allocation
 Death Benefit                                              AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Income v2.1 with Highest    AST BlackRock iShares ETF
 Annual Death Benefit                                       AST Capital Growth Asset Allocation
 Highest Daily Lifetime Income 2.0                          AST Defensive Asset Allocation
 Spousal Highest Daily Lifetime Income 2.0                  AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime Income 2.0 with Highest Annual      AST First Trust Balanced Target
 Death Benefit                                              *AST Franklin Templeton Founding Funds Allocation
 Spousal Highest Daily Lifetime Income 2.0 with Highest     AST Franklin Templeton Founding Funds Plus
 Annual Death Benefit                                       AST Goldman Sachs Multi-Asset
 Highest Daily Lifetime Income                              AST J.P. Morgan Global Thematic
 Spousal Highest Daily Lifetime Income                      AST J.P. Morgan Strategic Opportunities
 Highest Daily Lifetime 6 Plus                              AST New Discovery Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus                      AST Preservation Asset Allocation
 GRO Plus II                                                AST Prudential Growth Allocation
 Highest Daily GRO II                                       AST RCM World Trends
 Highest Anniversary Value Death Benefit                    AST Schroders Global Tactical
                                                            AST Schroders Multi-Asset World Strategies
                                                            AST T. Rowe Price Asset Allocation
                                                            AST Wellington Management Hedged Equity



 *  No longer offered for new investment.

 GROUP II: CUSTOM PORTFOLIOS PROGRAM


 Highest Daily Lifetime Income              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income      AST Advanced Strategies
 Highest Daily Lifetime 6 Plus              AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus      AST BlackRock Global Strategies
 GRO Plus II                                AST BlackRock Value
 Highest Daily GRO II                       AST Capital Growth Asset Allocation
 Highest Anniversary Value Death Benefit    AST ClearBridge Dividend Growth
                                            AST Cohen & Steers Realty
                                            AST Federated Aggressive Growth
                                            AST FI Pyramis(R) Asset Allocation
                                            AST First Trust Balanced Target
                                            *AST Franklin Templeton Founding Funds Allocation
                                            AST Global Real Estate
                                            AST Goldman Sachs Concentrated Growth
                                            AST Goldman Sachs Large-Cap Value
                                            AST Goldman Sachs Mid-Cap Growth
                                            AST Goldman Sachs Multi-Asset
                                            AST Goldman Sachs Small-Cap Value
                                            AST High Yield
                                            AST International Growth
                                            AST International Value
                                            AST J.P. Morgan Global Thematic
                                            AST J.P. Morgan International Equity
                                            AST J.P. Morgan Strategic Opportunities
                                            AST Jennison Large-Cap Growth
                                            AST Jennison Large-Cap Value
                                            AST Large-Cap Value
                                            AST Lord Abbett Core Fixed Income
                                            AST Marsico Capital Growth
                                            AST MFS Global Equity
                                            AST MFS Growth
                                            AST MFS Large-Cap Value
                                            AST Mid-Cap Value
                                            AST Money Market
                                            AST Neuberger Berman Core Bond
                                            AST Neuberger Berman Mid-Cap Growth
                                            AST Neuberger Berman/LSV Mid-Cap Value
                                            AST New Discovery Asset Allocation
                                            AST Parametric Emerging Markets Equity
                                            AST PIMCO Limited Maturity Bond
                                            AST PIMCO Total Return Bond
                                            AST Preservation Asset Allocation
                                            AST Prudential Core Bond
                                            AST Prudential Growth Allocation
                                            AST QMA US Equity Alpha
                                            AST RCM World Trends
                                            AST Schroders Global Tactical
                                            AST Schroders Multi-Asset World Strategies
                                            AST Small-Cap Growth
                                            AST Small-Cap Value
                                            AST T. Rowe Price Asset Allocation
                                            AST T. Rowe Price Equity Income
                                            AST T. Rowe Price Large-Cap Growth
                                            AST T. Rowe Price Natural Resources
                                            AST Templeton Global Bond
                                            AST Wellington Management Hedged Equity
                                            AST Western Asset Core Plus Bond



 *  No longer offered for new investment.

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.


 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.

 EXAMPLES
 Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

 For Example 1, assume that two years after the purchase, your Account Value is $85,000 ($75,000 of Purchase Payment plus $10,000 of investment gain) and you withdraw $50,000.
..   $7,500 would be the free withdrawal amount, calculated as described in
    "Free Withdrawal Amounts."
..   After we deduct the $7,500 free withdrawal amount, $42,500 would remain of the $50,000 withdrawal.
..   The remaining $42,500 would then be taken from your $75,000 initial
    Purchase Payment. We would calculate the CDSC against this $42,500 amount - $42,500 x .06 = $2,550.
..   Thereafter and without considering any CDSC or tax withholding, $32,500 would remain of your initial Purchase Payment.

 Now for Example 2, assume that two years after your first withdrawal, your Account Value is $48,500 ($32,500 remaining of your initial Purchase Payment plus $16,000 of cumulative investment gain), and you take a second withdrawal of $10,000.
..   $3,250 would be the free withdrawal amount, calculated as described in
    "Free Withdrawal Amounts."
..   After we deduct the $3,250 free withdrawal amount, $6,750 would remain of the $10,000 withdrawal.
..   The remaining $6,750 would then be taken from the $32,500 that remains of your initial Purchase Payment (from Example 1 above). For your second withdrawal, we would calculate the CDSC against this $6,750 amount - $6,750 x .05 = $337.50.
..   After the second withdrawal, and without considering any CDSC or tax withholding, $25,750 would remain of your initial Purchase Payment.

 If the withdrawals requested in Examples 1 and 2 above had exceeded both the free withdrawal amounts and available Purchase Payments, any remaining withdrawal amounts would have been taken from gains.

 You can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify.

 To illustrate, after taking the $50,000 withdrawal described above in Example 1, and without considering any CDSC or tax withholding, $32,500 would remain of your initial Purchase Payment, but due to the $10,000 in gains prior to the withdrawal, your Account Value would be $35,000 ($85,000 Account Value less the $50,000 withdrawal). If you had asked for a gross withdrawal, you would have received less than the $50,000 you withdrew, because we would have deducted the $2,550 CDSC plus any applicable tax withholding from the requested $50,000. While the amount you actually received would be lower, your Account Value would remain at $35,000. If you had asked for a net withdrawal, however, you would have received the full $50,000, but your Account Value would be lower than $35,000 because we would have deducted the $2,550 CDSC plus any applicable tax withholding from your Account Value.

 See "Free Withdrawal Amounts" later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime Income 6 plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).

 Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

 TRANSFER FEE: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th/ in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is assessed.

 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%).

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.


 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each portfolio's net assets, and reflected daily by each portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888.


 ANNUITY PAYMENT OPTION CHARGES

 If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.


 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY


 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.

 REQUIREMENTS FOR PURCHASING THE ANNUITY

 WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. ALL SUCH CONDITIONS ARE DESCRIBED BELOW.

 INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, C Series, and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for the X Series and age 85 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a

 Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.


 ADDITIONAL PURCHASE PAYMENTS: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or "EFT" purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

 FOR ANNUITIES THAT HAVE ONE OF THE HIGHEST DAILY LIFETIME INCOME V2.1 BENEFITS, WE MAY LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. CIRCUMSTANCES WHERE WE MAY LIMIT, RESTRICT, SUSPEND OR REJECT ADDITIONAL PURCHASE PAYMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:
..   IF WE DETERMINE THAT, AS A RESULT OF THE TIMING AND AMOUNTS OF YOUR
    ADDITIONAL PURCHASE PAYMENTS AND WITHDRAWALS, THE ANNUAL INCOME AMOUNT IS BEING INCREASED IN AN UNINTENDED FASHION. AMONG THE FACTORS WE WILL USE IN MAKING A DETERMINATION AS TO WHETHER AN ACTION IS DESIGNED TO INCREASE THE ANNUAL INCOME AMOUNT IN AN UNINTENDED FASHION IS THE RELATIVE SIZE OF ADDITIONAL PURCHASE PAYMENT(S);
..   IF WE ARE NOT THEN OFFERING THIS BENEFIT FOR NEW ISSUES; OR
..   IF WE ARE OFFERING A MODIFIED VERSION OF THIS BENEFIT FOR NEW ISSUES.

 IF WE EXERCISE OUR RIGHT TO SUSPEND, REJECT AND/OR PLACE LIMITATIONS ON THE ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS, YOU MAY NO LONGER BE ABLE TO FUND THE HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT THAT YOU SELECTED. THIS MEANS THAT YOU MAY NO LONGER BE ABLE TO INCREASE THE VALUES ASSOCIATED WITH YOUR HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT THROUGH ADDITIONAL PURCHASE PAYMENTS. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.

 Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Additional Purchase payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in detail in "Initial Purchase Payment," above.


 PURCHASE CREDITS UNDER THE X SERIES
 As detailed below, we apply a "Purchase Credit" to your Annuity's Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.

 With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant's age, the credit percentage will be 0%.

 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.

 We do not consider the Purchase Credit as an "investment in the contract" for income tax purposes.

 EXAMPLE OF APPLYING THE PURCHASE CREDIT


 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.


 RECAPTURE OF PURCHASE CREDITS

 The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under certain circumstances. Namely:
..   if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

..   if you exercise the Medically-Related Surrender feature of this Annuity, we will recapture any Purchase Credit that was granted during the 12 months preceding the date your request for such a surrender was received by us in Good Order.


 The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.


 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, or Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA
    Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL

 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity less any applicable federal income tax withholding. Under the X Series, we will recapture any Purchase Credits upon your exercise of this Free Look right. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.


 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.


 To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY.

 WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA");
..   or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS AND TO THE EXTENT ALLOWED BY STATE LAW, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. There are restrictions on designation changes when you have elected certain optional benefits.


 A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS

 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation. Note that we will not split an Annuity due to divorce. Any such division will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). We may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death benefit described in the spousal continuation section of the Death Benefits section of this prospectus.


 See "Death Benefits - Spousal Continuation of Annuity" for more information about how the Annuity can be continued by a Custodial Account.

                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAM
 We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 AUTOMATIC REBALANCING PROGRAMS

 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
 (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.


 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

 Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.


 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions On Transfers Between Investment Options". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest

 Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involve the Sub-account corresponding to the AST Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any Owner.


 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Annuity owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.


 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.


 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 PRIOR TO ANNUITIZATION

 For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 FREE WITHDRAWAL AMOUNTS
 You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "free withdrawal" is not applicable.
   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 EXAMPLE. This example assumes that no withdrawals have previously been taken.


 On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
 On January 3 of the following year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.


   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 10%, or $2,000.
   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 10%, plus $10,000 X 10%, or $2,000 + $1,000 for a total of $3,000.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. (This step does not apply if all Purchase Payments have been previously withdrawn.)
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options.

 If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.

 PLEASE BE AWARE THAT ALTHOUGH A GIVEN PARTIAL WITHDRAWAL MAY QUALIFY AS A FREE WITHDRAWAL FOR PURPOSES OF AVOIDING A CDSC, THE AMOUNT OF THE WITHDRAWAL COULD EXCEED THE ANNUAL INCOME AMOUNT UNDER ONE OF THE HIGHEST DAILY LIFETIME INCOME V2.1, HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME OR HIGHEST DAILY LIFETIME 6 PLUS SUITE OF BENEFITS. IN THAT SCENARIO, THE PARTIAL WITHDRAWAL WOULD BE DEEMED "EXCESS INCOME" - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT FOR FUTURE YEARS. FOR EXAMPLE, IF THE ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WERE $2,000 AND A $2,500 WITHDRAWAL THAT QUALIFIED AS A FREE WITHDRAWAL WERE MADE, THE WITHDRAWAL WOULD BE DEEMED EXCESS INCOME, IN THE AMOUNT OF $500.


 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
   . Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

   . If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
   . If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.
   . For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.


 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then, we will implement the withdrawal on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.


 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.


 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then, we will implement the Required Minimum Distribution on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v2.1 Benefit - Required Minimum Distributions."

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

 MEDICALLY-RELATED SURRENDERS

 You may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The CDSC and this waiver are not applicable to the C Series.

 If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see the Tax Considerations section of this prospectus.


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.


 We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.


 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

                                ANNUITY OPTIONS

 Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

 OPTION 2
 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

 We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS

 Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.




 We currently offer the following "living benefits":    The following "living benefits" are available only for
    Highest Daily Lifetime Income v2.1                  Annuities issued with an application signed prior to
    Spousal Highest Daily Lifetime Income v2.1          January 24, 2011, subject to availability which may vary by
    Highest Daily Lifetime Income v2.1 With Highest     firm:
       Annual Death Benefit                                Highest Daily Guaranteed Return Option II
    Spousal Highest Daily Lifetime Income v2.1 with           (HD GRO II)
       Highest Annual Death Benefit                        Guaranteed Return Option Plus II (GRO PLUS II)



 We previously offered the following optional living benefits during the periods indicated.



 Offered from August 20, 2012 to February 24, 2013:    Offered from January 24, 2011 to August 19, 2012:
    Highest Daily Lifetime Income 2.0                     Highest Daily Lifetime Income
    Spousal Highest Daily Lifetime Income 2.0             Spousal Highest Daily Lifetime Income
    Highest Daily Lifetime Income 2.0 With Highest
       Annual Death Benefit                            Offered from March 15, 2010 to January 23, 2011:
    Spousal Highest Daily Lifetime Income 2.0 with        Highest Daily Lifetime 6 Plus Income
       Highest Annual Death Benefit                       Spousal Highest Daily Lifetime 6 Plus Income



 Please see Appendix E for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix D for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix C for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.

 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts" - see "Investment Options" for lists of permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.


 Here is a general description of each kind of living benefit that exists under this Annuity:


 LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.

 Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL IMPACT THE VALUE OF THE BENEFIT INCLUDING A PERMANENT REDUCTION IN FUTURE GUARANTEED AMOUNTS. IF YOU WISH TO WITHDRAW EXCESS INCOME BUT ARE UNCERTAIN HOW IT WILL IMPACT YOUR FUTURE GUARANTEED AMOUNTS, YOU MAY CONTACT US PRIOR TO REQUESTING THE WITHDRAWAL TO OBTAIN A PERSONALIZED, TRANSACTION-SPECIFIC CALCULATION SHOWING THE EFFECT OF TAKING THE WITHDRAWAL.


 GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE A BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims paying ability.

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). We may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.

 HIGHEST DAILY LIFETIME(R) INCOME V2.1 BENEFIT
 Highest Daily Lifetime(R) Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single "designated life" who is at least 50 years old on the date that the benefit is acquired. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V2.1. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (or the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V2.1, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under the Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will
 (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than

 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to
 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1
   . Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
   .   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:



     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $   1500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments, is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.



                               HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                             (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
   DATE*       ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
   -----       ------------- ------------------------ ----------------------
   October 28   $119,000.00        $119,000.00              $5,950.00
   October 29   $113,000.00        $113,986.95              $5,699.35
   October 30   $113,000.00        $113,986.95              $5,699.35
   October 31   $119,000.00        $119,000.00              $5,950.00
   November 1   $118,473.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113.986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected

 Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 3
   . Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
   . No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375



 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income.

 The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

 For purposes of this provision, in relation to any Annuity Year, the "Second Calendar Year" is the calendar year following the calendar year in which the Annuity Year began.

 In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:
 (1)the remaining Annual Income Amount for that Annuity Year, and
 (2)the Second Calendar Year's remaining RMD amount less the Annual Income Amount. If the Annual Income Amount is greater than the Second Calendar Year's remaining RMD amount, then (2) shall be equal to zero, or $0.

 Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

 If, in any Annuity Year, your RMD amount is not greater than the Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2013 to 12/31/2013

 Annuity Year
 06/01/2012 to 05/31/2013

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012)
 RMD Amount for Calendar Year 2013 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V2.1
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income
    Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL
    INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME V2.1 TERMINATES, AND NO ADDITIONAL PAYMENTS ARE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE,
    AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active
    Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts").
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's
    Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME V2.1, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME V2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,
  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME,
   (VI)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE,* OR
  (VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME V2.1 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 OVERVIEW OF THE PREDETERMINED MATHEMATICAL FORMULA
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

 The formula is set forth in Appendix I (and is described below).

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

 TRANSFER ACTIVITY UNDER THE FORMULA
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   The amount of time the benefit has been in effect on your Annuity;

   . The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 HOW THE FORMULA OPERATES
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - B)/ V

 More specifically, the formula operates as follows:
 (1)We calculate the Target Value (L) by multiplying the income basis for that day by 5% and by the applicable Annuity Factor found in Appendix I. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

    Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 THE 90% CAP
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 MONTHLY TRANSFERS
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 OTHER IMPORTANT INFORMATION
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   .   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME V2.1 BENEFIT
 Spousal Highest Daily Lifetime(R) Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.

 As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4%
 for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE

 UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:



   Account Value before Lifetime Withdrawal                      $118,000.00
   Less amount of "non" excess withdrawal                        $  2,900.00
   Account Value immediately before excess withdrawal of $2,100  $115,100.00
   Excess withdrawal amount                                      $  2,100.00
   Ratio                                                                1.82%
   Annual Income Amount                                          $  5,400.00
   Less ratio of 1.82%                                           $     98.28
   Annual Income Amount for future Annuity Years                 $  5,301.72



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income

 Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.



                               HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                             (ADJUSTED FOR WITHDRAWAL  AMOUNT (4.5% OF THE
   DATE*       ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
   -----       ------------- ------------------------ ----------------------
   October 28   $119,000.00        $119,000.00              $5,355.00
   October 29   $113,000.00        $113,986.98              $5,129.41
   October 30   $113,000.00        $113,986.98              $5,129.41
   October 31   $119,000.00        $119,000.00              $5,355.00
   November 1   $118,473.00        $119,000.00              $5,355.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113.986.98 is greater than the October 30 Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 3
   . Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1
   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375



 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE
    WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE PERMITTED. HOWEVER, IF
    A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal
    Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts.")
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your
    Annual Income Amount. (See "Death Benefits" for more information.)
..   The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10%
    annually of the greater of Account Value and Protected Withdrawal Value.
    The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal
    Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily
 Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VII)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE*; OR
(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

 HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
 Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

 The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily

 Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT). AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT" AND "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum

 Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:



Annual Income Amount                             Highest Annual Death Benefit Amount
Account Value before Lifetime                    Account Value before Lifetime
  Withdrawal                        $118,000.00    Withdrawal                         $118,000.00
Less amount of "non" Excess Income  $  3,500.00  Less amount of "non" Excess Income   $  3,500.00
Account Value immediately before                 Account Value immediately before
Excess Income of $1,500             $114,500.00  Excess Income of $1,500              $114,500.00
Excess Income amount                $  1,500.00  Excess Income amount                 $  1,500.00
Ratio                                      1.31% Ratio                                       1.31%
Annual Income Amount                $  6,000.00  HA DB Amount                         $109,420.00
Less ratio of 1.31%                 $     78.60  Less ratio of 1.31%                  $  1,433.40
Annual Income Amount for                         Highest Annual Death
future Annuity Years                $  5,921.40  Benefit Amount                       $107,986.60



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments, is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.



                              HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                            (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
  DATE*       ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
  -----       ------------- ------------------------ ------------------------
  October 28   $119,000.00        $119,000.00               $5,950.00
  October 29   $113,000.00        $113,986.95               $5,699.35
  October 30   $113,000.00        $113,986.95               $5,699.35
  October 31   $119,000.00        $119,000.00               $5,950.00
  November 1   $118,473.00        $119,000.00               $5,950.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113,986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HA DB
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1 with HA DB

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Annual Death Benefit Amount                        $100,992.50



 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income.

 The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

 For purposes of this provision, in relation to any Annuity Year, the "Second Calendar Year" is the calendar year following the calendar year in which the Annuity Year began.

 In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:
 (1)the remaining Annual Income Amount for that Annuity Year, and
 (2)the Second Calendar Year's remaining RMD amount less the Annual Income Amount. If the Annual Income Amount is greater than the Second Calendar Year's remaining RMD amount, then (2) shall be equal to zero, or $0.

 Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

 If, in any Annuity Year, your RMD amount is not greater than the Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2013 to 12/31/2013

 Annuity Year
 06/01/2012 to 05/31/2013

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012)
 RMD Amount for Calendar Year 2013 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2012 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TERMINATES, AND NO ADDITIONAL PAYMENTS ARE PERMITTED.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount (See "Fees, Charges and Deductions - Contingent Deferred Sales
    Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts.").
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   The current charge for Highest Daily Lifetime Income v2.1 with HA DB is
    1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT,
(II)YOUR SURRENDER OF THE ANNUITY,
(III)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT IF ENTITY
    OWNED)
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME
(VI)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE,* OR
(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated
 Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.

 As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT, PLEASE SEE THE FOLLOWING SECTIONS IN THIS PROSPECTUS: "HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT", "SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 BENEFIT" AND "HIGHEST DAILY LIFETIME INCOME V2.1 WITH HIGHEST ANNUAL DEATH BENEFIT".

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)

 The Periodic Value on or before the Roll-Up End Date
 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5%
 for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on
    August 1 of the following calendar year
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:



Annual Income Amount                             Highest Annual Death Benefit Amount
Account Value before Lifetime                    Account Value before Lifetime
  Withdrawal                        $118,000.00    Withdrawal                         $118,000.00
Less amount of "non" Excess Income  $  2,900.00  Less amount of "non" Excess Income   $  2,900.00
Account Value immediately before                 Account Value immediately before
Excess Income of $2,900             $115,100.00  Excess Income of $2,900              $115,100.00
Excess Income amount                $  2,100.00  Excess Income amount                 $  2,100.00
Ratio                                      1.82% Ratio                                       1.82%
Annual Income Amount                $  5,400.00  HA DB Amount                         $110,020.00
Less ratio of 1.82%                 $     98.28  Less ratio of 1.82%                  $  2,002.36
Annual Income Amount for                         Highest Annual Death
future Annuity Years                $  5,301.72  Benefit Amount                       $108,017.64



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.



                              HIGHEST DAILY VALUE
                                 (ADJUSTED FOR           ADJUSTED ANNUAL
                            WITHDRAWAL AND PURCHASE INCOME AMOUNT (4.5% OF THE
  DATE*       ACCOUNT VALUE       PAYMENTS)**          HIGHEST DAILY VALUE)
  -----       ------------- ----------------------- --------------------------
  October 28   $119,000.00        $119,000.00               $5,355.00
  October 29   $113,000.00        $113,986.98               $5,129.41
  October 30   $113,000.00        $113,986.98               $5,129.41
  October 31   $119,000.00        $119,000.00               $5,355.00
  November 1   $118,473.00        $119,000.00               $5,355.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3
..   Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on
    September 4 of the following calendar year
..   The Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income v2.1 with HA DB
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v2.1 with HA DB

 On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Annual Death Benefit Amount                        $100,992.50



 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent
       Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB
       TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE PERMITTED.
   . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
   . Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.
   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

   . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond
    Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts." )
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to (www.prudentialannuities.com.)
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.
..   The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA
    DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account
    Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE WHO IS AN OWNER (OR WHO IS THE ANNUITANT IF ENTITY OWNED), IF THE REMAINING DESIGNATED LIFE ELECTS NOT TO CONTINUE THE ANNUITY;
(II)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF AN OWNER (OR ANNUITANT IF ENTITY OWNED) IF THE SURVIVING SPOUSE IS NOT ELIGIBLE TO CONTINUE THE BENEFIT BECAUSE SUCH SPOUSE IS NOT A SPOUSAL DESIGNATED LIFE AND THERE IS ANY ACCOUNT VALUE ON THE DATE OF DEATH;
(III)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE REMAINING DESIGNATED LIFE IF A DEATH BENEFIT IS PAYABLE UNDER THIS BENEFIT;
(IV)YOUR TERMINATION OF THE BENEFIT;
 (V)YOUR SURRENDER OF THE ANNUITY;
(VI)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VII)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VIII)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE*, OR
(IX)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME V2.1 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.


 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)

 GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option/SM/ Plus II (GRO Plus II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.


 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account

 Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of a pre-determined mathematical formula used with this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

 In this section, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010

   . The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000
   . For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Base guarantee amount                                       $173,680
     Enhanced guarantee amount                                   $303,940

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE FOR GRO PLUS II (AND HIGHEST DAILY GRO II, IF ELECTED PRIOR TO JULY 16, 2010)
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."


 GRO Plus II and HD GRO II use a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. AS SUCH, A LOW DISCOUNT RATE COULD CAUSE A TRANSFER OF ACCOUNT VALUE INTO AN AST BOND PORTFOLIO SUB-ACCOUNT, DESPITE THE FACT THAT YOUR ACCOUNT VALUE HAD INCREASED.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);

   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

 GRO PLUS II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR
 (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, GRO PLUS II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE GRO PLUS II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.


 If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 Highest Daily GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily/SM/ Guaranteed Return Option/SM/ II (HD GRO II/SM/) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $350,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $380,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".


 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

 HD GRO II WILL TERMINATE AUTOMATICALLY UPON: (A) THE DEATH OF THE OWNER OR THE ANNUITANT (IN AN ENTITY OWNED ANNUITY), UNLESS THE ANNUITY IS CONTINUED BY THE SURVIVING SPOUSE; (B) AS OF THE DATE ACCOUNT VALUE IS APPLIED TO BEGIN ANNUITY PAYMENTS; (C) AS OF THE ANNIVERSARY OF BENEFIT ELECTION THAT IMMEDIATELY PRECEDES THE CONTRACTUALLY-MANDATED LATEST ANNUITY DATE, OR (D) UPON FULL SURRENDER OF THE ANNUITY. IF YOU ELECT TO TERMINATE THE BENEFIT, HD GRO II WILL NO LONGER PROVIDE ANY GUARANTEES. THE CHARGE FOR THE HD GRO II BENEFIT WILL NO LONGER BE DEDUCTED FROM YOUR ACCOUNT VALUE UPON TERMINATION OF THE BENEFIT.


 If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section. Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

                                DEATH BENEFITS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS SUBJECT TO MARKET FLUCTUATIONS.

 No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Optional Death Benefit).

 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 DEATH BENEFITS
 Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments you have made since the Issue Date of the
    Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
..   Your Account Value.


 SPOUSAL CONTINUATION OF ANNUITY
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
..   The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
..   The Account Value on Due Proof of Death of the surviving spouse.

 With respect to Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:
..   If the Highest Annual Death Benefit is not payable upon the death of a
    Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
..   If a Death Benefit is not payable upon the death of a Spousal Designated
    Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
..   within five (5) years of the date of death (the 5 Year Deadline); or
..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
..   as a lump sum payment; or
..   as a series of required distributions under the Beneficiary Continuation
    Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an
 Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.
..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
..   If you die before a designated Beneficiary is named and before the date
    Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
    For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated Beneficiary is named and after the date
    Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
    For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.


 BENEFICIARY CONTINUATION OPTION

 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

 UNDER THE BENEFICIARY CONTINUATION OPTION:
..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).
..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.

..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.
..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the
    Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation

 Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.

 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity."


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in " Processing And Valuing Transactions".


 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). We may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.


 QUALIFIED ANNUITY CONTRACTS


 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.


 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund

 "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.

 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 701/2. Special transition rules related to retroactive extension of this tax law provision permit different distribution treatment for Charitable IRA distributions made by January 31, 2013. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 COMPANY INCOME TAXES
 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

                               OTHER INFORMATION

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
 PRUCO LIFE OF NEW JERSEY. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.

 THE SEPARATE ACCOUNT. We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the Annuities. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY

 Pruco Life of New Jersey and our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the portfolio. Some fees are paid by entities that provide services to the portfolios. The existence of these payments may increase the overall cost of investing in the portfolios. Because these payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.50% the average assets allocated to the portfolio under the Annuity. We expect to make a profit on these fees and payments.


 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

 During 2012, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $17 to approximately $818,287. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 LEGAL STRUCTURE OF THE UNDERLYING FUNDS
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS

 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 CONFIRMATIONS, STATEMENTS, AND REPORTS
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.


 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series, 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.


 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to our annuity business generally during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2012 retrospective depiction.



 NAME OF FIRM:




  Allstate Financial Srvcs, LLC
  AMERICAN PORTFOLIO FIN SVCS INC
  AXA Advisors, LLC
  BBVA Compass Investment Solutions, Inc.
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Citigroup Global Markets Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Edward Jones & Co.
  Equity Services, Inc.
  Financial Network Investment
  First Allied Securities Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  H. Beck, Inc.
  Hantz Financial Services,Inc.
  ING Financial Partners, LLC
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  LPL Financial Corporation
  M Holdings Securities, Inc
  Merrill Lynch, P,F,S
  MetLife
  Morgan Stanley Smith Barney
  Multi Financial Securities Crp
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  PNC Investments, LLC
  PRIMEVEST FINANCIAL SERVICES
  ProEquities
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  SAGEPOINT FINANCIAL, INC.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  US Bank
  Wall Street Financial Group
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Pruco Life of New Jersey pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

 In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, Pruco Life of New Jersey filed a motion to dismiss the complaint. In December 2012, the Court granted Pruco Life of New Jersey's motion to dismiss, and the complaint was dismissed with prejudice.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April 2012, Pruco Life of New Jersey filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Pruco Life of New Jersey's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life of New Jersey's use of the SSMDF and its claim handling procedures and Pruco Life of New Jersey is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures.

 In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life of New Jersey is cooperating with these investigations. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.


 Here, we set forth the historical Unit values corresponding to the lowest charge level for each Series and the highest charge level for each Series. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.



                          PREMIER RETIREMENT X SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96776        $10.80355        1,040,948
    01/01/2011 to 12/31/2011                             $10.80355        $10.32201        1,530,262
    01/01/2012 to 12/31/2012                             $10.32201        $11.40400        2,662,972
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97845        $10.90934        1,376,630
    01/01/2011 to 12/31/2011                             $10.90934        $10.71983        2,440,768
    01/01/2012 to 12/31/2012                             $10.71983        $11.95732        4,968,705
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00698        $10.80426          118,702
    01/01/2011 to 12/31/2011                             $10.80426        $10.98336          200,723
    01/01/2012 to 05/04/2012                             $10.98336        $11.92572                0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98872        $10.76175        2,000,393
    01/01/2011 to 12/31/2011                             $10.76175        $10.43457        3,031,049
    01/01/2012 to 12/31/2012                             $10.43457        $11.51897        4,746,908
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99847         $9.15446          196,259
    01/01/2012 to 12/31/2012                              $9.15446        $10.05366          597,369
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98607        $10.67822          117,678
    01/01/2011 to 12/31/2011                             $10.67822        $10.42937          180,606
    01/01/2012 to 12/31/2012                             $10.42937        $11.60796          269,405
----------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97763        $10.84253        1,330,788
    01/01/2011 to 12/31/2011                             $10.84253        $10.38402        1,668,758
    01/01/2012 to 12/31/2012                             $10.38402        $11.59031        2,574,655
----------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98752        $10.79555          846,821
    01/01/2011 to 12/31/2011                             $10.79555        $10.40365        1,471,325
    01/01/2012 to 12/31/2012                             $10.40365        $11.26081        2,747,182
----------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95986        $11.79603           61,079
    01/01/2011 to 12/31/2011                             $11.79603        $12.34114          113,614
    01/01/2012 to 12/31/2012                             $12.34114        $13.97161          212,867

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97180        $12.16884           87,246
    01/01/2011 to 12/31/2011                                     $12.16884        $10.37797          159,082
    01/01/2012 to 12/31/2012                                     $10.37797        $12.23038          205,276
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99847        $10.89088          797,008
    01/01/2011 to 12/31/2011                                     $10.89088        $10.42542        1,260,448
    01/01/2012 to 12/31/2012                                     $10.42542        $11.62744        2,217,838
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97594        $11.02450          991,332
    01/01/2011 to 12/31/2011                                     $11.02450        $10.65807        1,639,606
    01/01/2012 to 12/31/2012                                     $10.65807        $11.57318        2,858,745
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96346        $11.51915          913,520
    01/01/2011 to 12/31/2011                                     $11.51915        $10.60363        1,372,722
    01/01/2012 to 12/31/2012                                     $10.60363        $11.75190        2,620,469
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99847        $10.73331        3,036,427
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97014        $11.55536           12,944
    01/01/2011 to 12/31/2011                                     $11.55536        $10.77031           27,323
    01/01/2012 to 12/31/2012                                     $10.77031        $13.40428           60,371
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01847        $10.79024          104,207
    01/01/2011 to 12/31/2011                                     $10.79024        $10.17178          158,637
    01/01/2012 to 12/31/2012                                     $10.17178        $11.95648          276,330
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99171        $10.77467           71,918
    01/01/2011 to 12/31/2011                                     $10.77467         $9.99185          103,868
    01/01/2012 to 12/31/2012                                      $9.99185        $11.73538          173,488
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01979        $11.42605           93,425
    01/01/2011 to 12/31/2011                                     $11.42605        $10.88116          161,552
    01/01/2012 to 12/31/2012                                     $10.88116        $12.77433          291,504
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96509        $11.50123          102,749
    01/01/2011 to 12/31/2011                                     $11.50123        $11.43580          174,123
    01/01/2012 to 12/31/2012                                     $11.43580        $12.98500          274,080
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98444        $10.77285          119,893
    01/01/2011 to 12/31/2011                                     $10.77285        $10.90929          174,815
    01/01/2012 to 12/31/2012                                     $10.90929        $12.19282          286,715
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98821        $10.71140          429,303
    01/01/2011 to 12/31/2011                                     $10.71140        $10.46023          795,537
    01/01/2012 to 12/31/2012                                     $10.46023        $11.30645        1,309,639
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92930        $11.26762          116,237
    01/01/2011 to 12/31/2011                                     $11.26762         $9.63007          167,132
    01/01/2012 to 12/31/2012                                      $9.63007        $11.37668          183,325

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92917        $10.80592           42,103
    01/01/2011 to 12/31/2011                                   $10.80592         $9.27520           65,551
    01/01/2012 to 12/31/2012                                    $9.27520        $10.62158          114,257
----------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.00670        $10.61020                0
    01/01/2011 to 12/31/2011                                   $10.61020        $11.71022        9,672,456
    01/01/2012 to 12/31/2012                                   $11.71022        $12.57380        3,829,689
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97670        $10.88236          396,340
    01/01/2011 to 12/31/2011                                   $10.88236        $10.62051          645,903
    01/01/2012 to 12/31/2012                                   $10.62051        $11.83963        1,350,677
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99847        $10.59781          596,214
    01/01/2011 to 12/31/2011                                   $10.59781        $10.42630        1,163,894
    01/01/2012 to 12/31/2012                                   $10.42630        $11.33010        1,790,497
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97132        $10.78687           31,841
    01/01/2011 to 12/31/2011                                   $10.78687        $10.65776           89,588
    01/01/2012 to 12/31/2012                                   $10.65776        $12.04897          166,435
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97163        $10.57122           51,066
    01/01/2011 to 12/31/2011                                   $10.57122         $9.76664           67,086
    01/01/2012 to 12/31/2012                                    $9.76664        $10.85420          117,459
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92182        $10.56777          137,384
    01/01/2011 to 12/31/2011                                   $10.56777         $9.42340          163,189
    01/01/2012 to 12/31/2012                                    $9.42340        $11.27524          235,346
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99045        $10.62894           37,585
    01/01/2011 to 12/31/2011                                   $10.62894         $9.99613           66,476
    01/01/2012 to 12/31/2012                                    $9.99613        $11.46771          185,284
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98864        $10.83202           32,135
    01/01/2011 to 12/31/2011                                   $10.83202        $11.71326          169,940
    01/01/2012 to 12/31/2012                                   $11.71326        $12.17799          340,715
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99257        $11.31652          182,591
    01/01/2011 to 12/31/2011                                   $11.31652        $11.00602          269,757
    01/01/2012 to 12/31/2012                                   $11.00602        $12.12714          372,236
----------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98760        $10.90539           21,127
    01/01/2011 to 12/31/2011                                   $10.90539        $10.36861           70,823
    01/01/2012 to 12/31/2012                                   $10.36861        $12.52513          107,953
----------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99847        $10.88101           45,476
    01/01/2011 to 12/31/2011                                   $10.88101        $10.61657           68,792
    01/01/2012 to 12/31/2012                                   $10.61657        $12.20012          208,731
----------------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                                   $9.99847        $10.18909              411

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98873        $11.51238           92,772
    01/01/2011 to 12/31/2011                             $11.51238        $10.90968          136,510
    01/01/2012 to 12/31/2012                             $10.90968        $12.67896          204,795
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99847         $9.85245          132,927
    01/01/2011 to 12/31/2011                              $9.85245         $9.67264          341,637
    01/01/2012 to 12/31/2012                              $9.67264         $9.49388          289,981
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99102        $11.24476           74,995
    01/01/2011 to 12/31/2011                             $11.24476        $10.76281          108,644
    01/01/2012 to 12/31/2012                             $10.76281        $12.37274          150,429
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02838        $10.06723            9,088
    01/01/2012 to 12/31/2012                             $10.06723        $10.36223           42,924
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95876        $11.93497           65,915
    01/01/2011 to 12/31/2011                             $11.93497        $11.91206           89,321
    01/01/2012 to 12/31/2012                             $11.91206        $13.13906          202,777
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97289        $11.43803           24,741
    01/01/2011 to 04/29/2011                             $11.43803        $12.82105                0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99847        $10.30949          380,801
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93894        $11.68593          137,524
    01/01/2011 to 12/31/2011                             $11.68593         $9.14486          202,300
    01/01/2012 to 12/31/2012                              $9.14486        $10.58462          299,829
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00789        $10.09014          108,431
    01/01/2011 to 12/31/2011                             $10.09014        $10.12632          171,061
    01/01/2012 to 12/31/2012                             $10.12632        $10.40533          235,354
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00681        $10.36307        1,334,534
    01/01/2011 to 12/31/2011                             $10.36307        $10.49495        1,920,716
    01/01/2012 to 12/31/2012                             $10.49495        $11.26084        3,068,847
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98943        $10.60667        1,789,185
    01/01/2011 to 12/31/2011                             $10.60667        $10.51438        3,769,647
    01/01/2012 to 12/31/2012                             $10.51438        $11.39020        6,031,877
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01839        $10.06713            4,465
    01/01/2012 to 12/31/2012                             $10.06713        $10.58327           76,847
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99847        $10.90109           18,183
    01/01/2011 to 12/31/2011                             $10.90109        $11.06966           30,362
    01/01/2012 to 12/31/2012                             $11.06966        $12.90767           67,435
----------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99847         $8.88788                0
    01/01/2012 to 12/31/2012                              $8.88788         $9.87102                0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97772        $10.98316          742,131
    01/01/2011 to 12/31/2011                                $10.98316        $10.52277        1,172,115
    01/01/2012 to 12/31/2012                                $10.52277        $11.97027        2,217,353
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98235        $10.77457          717,705
    01/01/2011 to 12/31/2011                                $10.77457        $10.21799        1,166,817
    01/01/2012 to 12/31/2012                                $10.21799        $11.14568        1,910,972
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96085        $12.62928           37,344
    01/01/2011 to 12/31/2011                                $12.62928        $12.27464           74,073
    01/01/2012 to 12/31/2012                                $12.27464        $13.51412          192,669
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96428        $11.47783          109,170
    01/01/2011 to 12/31/2011                                $11.47783        $10.59244          157,420
    01/01/2012 to 12/31/2012                                $10.59244        $12.28421          213,310
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99216        $10.70296        2,137,328
    01/01/2011 to 12/31/2011                                $10.70296        $10.71365        3,646,889
    01/01/2012 to 12/31/2012                                $10.71365        $11.93438        6,857,880
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98581        $10.54809           30,555
    01/01/2011 to 12/31/2011                                $10.54809        $10.18355           54,590
    01/01/2012 to 12/31/2012                                $10.18355        $11.71904          250,618
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98015        $10.32114          117,340
    01/01/2011 to 12/31/2011                                $10.32114        $10.54828          150,616
    01/01/2012 to 12/31/2012                                $10.54828        $10.89377          224,796
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97104        $11.14744          106,158
    01/01/2011 to 12/31/2011                                $11.14744        $10.75602          191,768
    01/01/2012 to 12/31/2012                                $10.75602        $12.41292          406,941
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85972        $11.48747          199,645
    01/01/2011 to 12/31/2011                                $11.48747         $9.59315          368,045
    01/01/2012 to 12/31/2012                                 $9.59315         $9.75585          561,621
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99847         $8.82530          145,090
    01/01/2012 to 12/31/2012                                 $8.82530         $9.61524          458,197
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99847        $10.41023          423,203
    01/01/2011 to 12/31/2011                                $10.41023        $10.83354          500,601
    01/01/2012 to 12/31/2012                                $10.83354        $11.46793          767,956
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99847        $10.37776                0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97099        $10.65063        1,299,321
    01/01/2011 to 12/31/2011                                $10.65063        $10.27927        1,729,614
    01/01/2012 to 09/21/2012                                $10.27927        $11.49908                0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.85%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96692        $10.71479           9,249
    01/01/2011 to 12/31/2011                             $10.71479        $10.13316           3,731
    01/01/2012 to 12/31/2012                             $10.13316        $11.08102             700
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97760        $10.81979          30,326
    01/01/2011 to 12/31/2011                             $10.81979        $10.52381          15,722
    01/01/2012 to 12/31/2012                             $10.52381        $11.61881          11,566
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00613        $10.71544               0
    01/01/2011 to 12/31/2011                             $10.71544        $10.78236             598
    01/01/2012 to 05/04/2012                             $10.78236        $11.66627               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98788        $10.67348          11,400
    01/01/2011 to 12/31/2011                             $10.67348        $10.24378           5,693
    01/01/2012 to 12/31/2012                             $10.24378        $11.19285           8,272
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99762         $9.09166               0
    01/01/2012 to 12/31/2012                              $9.09166         $9.88283               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98523        $10.59052           7,143
    01/01/2011 to 12/31/2011                             $10.59052        $10.23858           1,115
    01/01/2012 to 12/31/2012                             $10.23858        $11.27923             820
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                              $9.99762        $10.50819               0
    01/01/2011 to 12/31/2011                             $10.50819        $11.37404          15,709
    01/01/2012 to 12/31/2012                             $11.37404        $11.61498          15,596
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                             $10.00633        $10.55075               0
    01/01/2011 to 12/31/2011                             $10.55075        $11.64275          19,894
    01/01/2012 to 12/31/2012                             $11.64275        $11.95683           7,513
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                              $9.99762        $10.55355               0
    01/01/2011 to 12/31/2011                             $10.55355        $11.89119               0
    01/01/2012 to 12/31/2012                             $11.89119        $12.22857           1,413
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                             $10.00845        $10.58415               0
    01/01/2011 to 12/31/2011                             $10.58415        $12.20355               0
    01/01/2012 to 12/31/2012                             $12.20355        $12.60428               0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                             $10.00738        $10.68500               0
    01/01/2011 to 12/31/2011                             $10.68500        $12.48861         126,787
    01/01/2012 to 12/31/2012                             $12.48861        $12.95637          97,252
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                             $9.99762        $11.89255           7,039
    01/01/2012 to 12/31/2012                             $11.89255        $12.22859          52,800

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99684        $10.28760           4,545
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97679        $10.75348           3,827
    01/01/2011 to 12/31/2011                                     $10.75348        $10.19398           2,297
    01/01/2012 to 12/31/2012                                     $10.19398        $11.26197           2,278
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98668        $10.70698           9,529
    01/01/2011 to 12/31/2011                                     $10.70698        $10.21337           6,505
    01/01/2012 to 12/31/2012                                     $10.21337        $10.94194           4,786
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.95901        $11.69924           8,440
    01/01/2011 to 12/31/2011                                     $11.69924        $12.11554           3,630
    01/01/2012 to 12/31/2012                                     $12.11554        $13.57614           3,064
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97096        $12.06901           4,557
    01/01/2011 to 12/31/2011                                     $12.06901        $10.18802             882
    01/01/2012 to 12/31/2012                                     $10.18802        $11.88382             390
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99762        $10.80147          24,222
    01/01/2011 to 12/31/2011                                     $10.80147        $10.23474          10,540
    01/01/2012 to 12/31/2012                                     $10.23474        $11.29828           8,017
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97510        $10.93402           7,244
    01/01/2011 to 12/31/2011                                     $10.93402        $10.46307           4,713
    01/01/2012 to 12/31/2012                                     $10.46307        $11.24533           6,105
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96262        $11.42459          29,987
    01/01/2011 to 12/31/2011                                     $11.42459        $10.40969          12,115
    01/01/2012 to 12/31/2012                                     $10.40969        $11.41918           7,499
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99763        $10.65915           8,872
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96930        $11.46056           4,272
    01/01/2011 to 12/31/2011                                     $11.46056        $10.57335           1,988
    01/01/2012 to 12/31/2012                                     $10.57335        $13.02482           1,625
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01762        $10.70161               0
    01/01/2011 to 12/31/2011                                     $10.70161         $9.98567               0
    01/01/2012 to 12/31/2012                                      $9.98567        $11.61790               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99087        $10.68611               0
    01/01/2011 to 12/31/2011                                     $10.68611         $9.80906               0
    01/01/2012 to 12/31/2012                                      $9.80906        $11.40311               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01895        $11.33239               0
    01/01/2011 to 12/31/2011                                     $11.33239        $10.68206               0
    01/01/2012 to 12/31/2012                                     $10.68206        $12.41256               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96425        $11.40677               0
    01/01/2011 to 12/31/2011                                     $11.40677        $11.22652               0
    01/01/2012 to 12/31/2012                                     $11.22652        $12.61720               0

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98360        $10.68442           8,287
    01/01/2011 to 12/31/2011                                   $10.68442        $10.70991           3,990
    01/01/2012 to 12/31/2012                                   $10.70991        $11.84774           3,429
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98737        $10.62339          22,229
    01/01/2011 to 12/31/2011                                   $10.62339        $10.26874          10,760
    01/01/2012 to 12/31/2012                                   $10.26874        $10.98621           7,748
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92845        $11.17518           4,823
    01/01/2011 to 12/31/2011                                   $11.17518         $9.45384             943
    01/01/2012 to 12/31/2012                                    $9.45384        $11.05449             422
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92832        $10.71728             397
    01/01/2011 to 12/31/2011                                   $10.71728         $9.10544               0
    01/01/2012 to 12/31/2012                                    $9.10544        $10.32066               0
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97586        $10.79298           1,130
    01/01/2011 to 12/31/2011                                   $10.79298        $10.42624           2,386
    01/01/2012 to 12/31/2012                                   $10.42624        $11.50445           1,474
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99762        $10.51084           2,912
    01/01/2011 to 12/31/2011                                   $10.51084        $10.23563           1,914
    01/01/2012 to 12/31/2012                                   $10.23563        $11.00927           1,809
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97047        $10.69825               0
    01/01/2011 to 12/31/2011                                   $10.69825        $10.46276               0
    01/01/2012 to 12/31/2012                                   $10.46276        $11.70771               0
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97079        $10.48449               0
    01/01/2011 to 12/31/2011                                   $10.48449         $9.58791               0
    01/01/2012 to 12/31/2012                                    $9.58791        $10.54673               0
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92098        $10.48104               0
    01/01/2011 to 12/31/2011                                   $10.48104         $9.25102               0
    01/01/2012 to 12/31/2012                                    $9.25102        $10.95594               0
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98961        $10.54160               0
    01/01/2011 to 12/31/2011                                   $10.54160         $9.81310               0
    01/01/2012 to 12/31/2012                                    $9.81310        $11.14272               0
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98780        $10.74306           8,264
    01/01/2011 to 12/31/2011                                   $10.74306        $11.49910           4,065
    01/01/2012 to 12/31/2012                                   $11.49910        $11.83318           3,673
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99173        $11.22357           7,012
    01/01/2011 to 12/31/2011                                   $11.22357        $10.80470           1,436
    01/01/2012 to 12/31/2012                                   $10.80470        $11.78377             937

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98675        $10.81592               0
    01/01/2011 to 12/31/2011                             $10.81592        $10.17901               0
    01/01/2012 to 12/31/2012                             $10.17901        $12.17056               0
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99762        $10.79169               0
    01/01/2011 to 12/31/2011                             $10.79169        $10.42238               0
    01/01/2012 to 12/31/2012                             $10.42238        $11.85476             582
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99763        $10.15039               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98789        $11.41794           4,409
    01/01/2011 to 12/31/2011                             $11.41794        $10.71019             843
    01/01/2012 to 12/31/2012                             $10.71019        $12.32002             752
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99763         $9.77143               0
    01/01/2011 to 12/31/2011                              $9.77143         $9.49562               0
    01/01/2012 to 12/31/2012                              $9.49562         $9.22519               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99018        $11.15256               0
    01/01/2011 to 12/31/2011                             $11.15256        $10.56598             203
    01/01/2012 to 12/31/2012                             $10.56598        $12.02241             155
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02753        $10.04945               0
    01/01/2012 to 12/31/2012                             $10.04945        $10.23835               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95792        $11.83705               0
    01/01/2011 to 12/31/2011                             $11.83705        $11.69425               0
    01/01/2012 to 12/31/2012                             $11.69425        $12.76710             361
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97205        $11.34408               0
    01/01/2011 to 04/29/2011                             $11.34408        $12.67337               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99763        $10.23818             544
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93810        $11.59009             370
    01/01/2011 to 12/31/2011                             $11.59009         $8.97755             460
    01/01/2012 to 12/31/2012                              $8.97755        $10.28503             370
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00705        $10.00728           8,797
    01/01/2011 to 12/31/2011                             $10.00728         $9.94129           4,239
    01/01/2012 to 12/31/2012                              $9.94129        $10.11087           3,942
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00597        $10.27781          19,096
    01/01/2011 to 12/31/2011                             $10.27781        $10.30276           9,892
    01/01/2012 to 12/31/2012                             $10.30276        $10.94171           8,643
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98859        $10.51978          14,208
    01/01/2011 to 12/31/2011                             $10.51978        $10.32232           8,649
    01/01/2012 to 12/31/2012                             $10.32232        $11.06794           6,509

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01754        $10.04935               0
    01/01/2012 to 12/31/2012                               $10.04935        $10.45656               0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99762        $10.81154             391
    01/01/2011 to 12/31/2011                               $10.81154        $10.86707               0
    01/01/2012 to 12/31/2012                               $10.86707        $12.54220               0
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99762         $8.82682               0
    01/01/2012 to 12/31/2012                                $8.82682         $9.70309               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97688        $10.89295          26,077
    01/01/2011 to 12/31/2011                               $10.89295        $10.33023          11,221
    01/01/2012 to 12/31/2012                               $10.33023        $11.63126           9,910
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98151        $10.68633           7,354
    01/01/2011 to 12/31/2011                               $10.68633        $10.03132           3,115
    01/01/2012 to 12/31/2012                               $10.03132        $10.83035           1,267
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96001        $12.52563               0
    01/01/2011 to 12/31/2011                               $12.52563        $12.05011               0
    01/01/2012 to 12/31/2012                               $12.05011        $13.13143             352
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96344        $11.38359           5,571
    01/01/2011 to 12/31/2011                               $11.38359        $10.39864           1,098
    01/01/2012 to 12/31/2012                               $10.39864        $11.93642             784
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99132        $10.61502          26,317
    01/01/2011 to 12/31/2011                               $10.61502        $10.51766          17,456
    01/01/2012 to 12/31/2012                               $10.51766        $11.59639          17,411
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98497        $10.46142          13,271
    01/01/2011 to 12/31/2011                               $10.46142         $9.99715           6,466
    01/01/2012 to 12/31/2012                                $9.99715        $11.38719           6,054
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97931        $10.23639          10,875
    01/01/2011 to 12/31/2011                               $10.23639        $10.35537           4,476
    01/01/2012 to 12/31/2012                               $10.35537        $10.58534           4,191
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97020        $11.05594           8,250
    01/01/2011 to 12/31/2011                               $11.05594        $10.55928           3,908
    01/01/2012 to 12/31/2012                               $10.55928        $12.06157           3,457
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.85888        $11.39318             380
    01/01/2011 to 12/31/2011                               $11.39318         $9.41761             472
    01/01/2012 to 12/31/2012                                $9.41761         $9.47959               0
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99762         $8.76473               0
    01/01/2012 to 12/31/2012                                $8.76473         $9.45170               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99762        $10.32483          11,639
    01/01/2011 to 12/31/2011                                $10.32483        $10.63550           1,938
    01/01/2012 to 12/31/2012                                $10.63550        $11.14320           1,851
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97015        $10.56313          31,053
    01/01/2011 to 12/31/2011                                $10.56313        $10.09112          13,250
    01/01/2012 to 09/21/2012                                $10.09112        $11.20503               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96822        $10.85224         1,705,686
    01/01/2011 to 12/31/2011                             $10.85224        $10.42656         2,780,906
    01/01/2012 to 12/31/2012                             $10.42656        $11.58413         4,729,477
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97890        $10.95858         2,584,808
    01/01/2011 to 12/31/2011                             $10.95858        $10.82832         4,811,526
    01/01/2012 to 12/31/2012                             $10.82832        $12.14616        10,769,590
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00744        $10.85287           118,933
    01/01/2011 to 12/31/2011                             $10.85287        $11.09452           201,983
    01/01/2012 to 05/04/2012                             $11.09452        $12.06955                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98918        $10.81032         3,247,819
    01/01/2011 to 12/31/2011                             $10.81032        $10.54027         5,664,738
    01/01/2012 to 12/31/2012                             $10.54027        $11.70096        10,965,332
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99892         $9.18873           717,098
    01/01/2012 to 12/31/2012                              $9.18873        $10.14802         2,315,047
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98653        $10.72651            14,637
    01/01/2011 to 12/31/2011                             $10.72651        $10.53507            96,250
    01/01/2012 to 12/31/2012                             $10.53507        $11.79151           311,826
----------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97809        $10.89145         2,016,080
    01/01/2011 to 12/31/2011                             $10.89145        $10.48915         3,217,470
    01/01/2012 to 12/31/2012                             $10.48915        $11.77340         6,335,444
----------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98798        $10.84421         1,742,582
    01/01/2011 to 12/31/2011                             $10.84421        $10.50892         3,371,705
    01/01/2012 to 12/31/2012                             $10.50892        $11.43867         7,858,393

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96031        $11.84909           66,028
    01/01/2011 to 12/31/2011                                     $11.84909        $12.46608          160,852
    01/01/2012 to 12/31/2012                                     $12.46608        $14.19219          359,936
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97226        $12.22363           37,657
    01/01/2011 to 12/31/2011                                     $12.22363        $10.48304          134,774
    01/01/2012 to 12/31/2012                                     $10.48304        $12.42355          219,428
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99892        $10.93987          652,176
    01/01/2011 to 12/31/2011                                     $10.93987        $10.53088        1,296,232
    01/01/2012 to 12/31/2012                                     $10.53088        $11.81106        3,113,656
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97640        $11.07430        1,522,851
    01/01/2011 to 12/31/2011                                     $11.07430        $10.76605        3,004,090
    01/01/2012 to 12/31/2012                                     $10.76605        $11.75601        6,202,628
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96392        $11.57100        1,263,478
    01/01/2011 to 12/31/2011                                     $11.57100        $10.71112        2,063,048
    01/01/2012 to 12/31/2012                                     $10.71112        $11.93776        4,616,019
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99893        $10.77407        5,349,037
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97060        $11.60747           70,058
    01/01/2011 to 12/31/2011                                     $11.60747        $10.87942           83,962
    01/01/2012 to 12/31/2012                                     $10.87942        $13.61620          159,529
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01892        $10.83890          133,450
    01/01/2011 to 12/31/2011                                     $10.83890        $10.27481          236,148
    01/01/2012 to 12/31/2012                                     $10.27481        $12.14543          405,169
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99217        $10.82329          113,183
    01/01/2011 to 12/31/2011                                     $10.82329        $10.09318          210,526
    01/01/2012 to 12/31/2012                                     $10.09318        $11.92098          384,506
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.02025        $11.47753          189,012
    01/01/2011 to 12/31/2011                                     $11.47753        $10.99121          233,643
    01/01/2012 to 12/31/2012                                     $10.99121        $12.97601          463,170
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96555        $11.55299          153,057
    01/01/2011 to 12/31/2011                                     $11.55299        $11.55148          210,627
    01/01/2012 to 12/31/2012                                     $11.55148        $13.18999          385,470
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98490        $10.82146          117,563
    01/01/2011 to 12/31/2011                                     $10.82146        $11.01977          211,903
    01/01/2012 to 12/31/2012                                     $11.01977        $12.38543          502,448
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98867        $10.75964        1,073,465
    01/01/2011 to 12/31/2011                                     $10.75964        $10.56611        2,004,646
    01/01/2012 to 12/31/2012                                     $10.56611        $11.48504        3,557,137

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92975        $11.31839            93,640
    01/01/2011 to 12/31/2011                                   $11.31839         $9.72769           112,683
    01/01/2012 to 12/31/2012                                    $9.72769        $11.55656           144,641
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92962        $10.85463            58,073
    01/01/2011 to 12/31/2011                                   $10.85463         $9.36922            76,282
    01/01/2012 to 12/31/2012                                    $9.36922        $10.78951           144,351
----------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.00716        $10.65798               963
    01/01/2011 to 12/31/2011                                   $10.65798        $11.82865        14,129,322
    01/01/2012 to 12/31/2012                                   $11.82865        $12.77233         4,475,254
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97716        $10.93142           518,713
    01/01/2011 to 12/31/2011                                   $10.93142        $10.72799         1,140,259
    01/01/2012 to 12/31/2012                                   $10.72799        $12.02671         2,761,214
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99892        $10.64561         1,274,952
    01/01/2011 to 12/31/2011                                   $10.64561        $10.53196         1,680,773
    01/01/2012 to 12/31/2012                                   $10.53196        $11.50931         3,614,736
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97178        $10.83550            54,258
    01/01/2011 to 12/31/2011                                   $10.83550        $10.76565           100,497
    01/01/2012 to 12/31/2012                                   $10.76565        $12.23930           264,843
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97209        $10.61893            76,700
    01/01/2011 to 12/31/2011                                   $10.61893         $9.86566           100,525
    01/01/2012 to 12/31/2012                                    $9.86566        $11.02591           180,123
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92228        $10.61546           188,862
    01/01/2011 to 12/31/2011                                   $10.61546         $9.51892           272,145
    01/01/2012 to 12/31/2012                                    $9.51892        $11.45344           402,349
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99091        $10.67679            31,534
    01/01/2011 to 12/31/2011                                   $10.67679        $10.09724            57,832
    01/01/2012 to 12/31/2012                                   $10.09724        $11.64872           109,356
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98910        $10.88074            40,565
    01/01/2011 to 12/31/2011                                   $10.88074        $11.83175           255,529
    01/01/2012 to 12/31/2012                                   $11.83175        $12.37023           579,866
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99303        $11.36749           179,668
    01/01/2011 to 12/31/2011                                   $11.36749        $11.11743           282,606
    01/01/2012 to 12/31/2012                                   $11.11743        $12.31871           453,969
----------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98806        $10.95462           160,930
    01/01/2011 to 12/31/2011                                   $10.95462        $10.47366           220,494
    01/01/2012 to 12/31/2012                                   $10.47366        $12.72311           390,491

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99892        $10.93006           72,358
    01/01/2011 to 12/31/2011                             $10.93006        $10.72407           99,962
    01/01/2012 to 12/31/2012                             $10.72407        $12.39282          179,098
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99893        $10.21028               18
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98919        $11.56425           60,984
    01/01/2011 to 12/31/2011                             $11.56425        $11.02019          112,742
    01/01/2012 to 12/31/2012                             $11.02019        $12.87930          171,428
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99893         $9.89691          113,772
    01/01/2011 to 12/31/2011                              $9.89691         $9.77005          295,537
    01/01/2012 to 12/31/2012                              $9.77005         $9.64353          521,735
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99148        $11.29548          105,978
    01/01/2011 to 12/31/2011                             $11.29548        $10.87188          178,182
    01/01/2012 to 12/31/2012                             $10.87188        $12.56833          335,675
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02883        $10.07694           16,251
    01/01/2012 to 12/31/2012                             $10.07694        $10.43046          131,777
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95922        $11.98881          132,337
    01/01/2011 to 12/31/2011                             $11.98881        $12.03274          178,940
    01/01/2012 to 12/31/2012                             $12.03274        $13.34675          308,944
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97335        $11.48956           86,234
    01/01/2011 to 04/29/2011                             $11.48956        $12.90230                0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99893        $10.34858          724,229
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93940        $11.73867          344,029
    01/01/2011 to 12/31/2011                             $11.73867         $9.23763          444,703
    01/01/2012 to 12/31/2012                              $9.23763        $10.75214          790,827
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00835        $10.13563          156,318
    01/01/2011 to 12/31/2011                             $10.13563        $10.22893          246,817
    01/01/2012 to 12/31/2012                             $10.22893        $10.56974          563,264
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00727        $10.40977        1,760,031
    01/01/2011 to 12/31/2011                             $10.40977        $10.60112        2,633,813
    01/01/2012 to 12/31/2012                             $10.60112        $11.43860        5,112,090
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98989        $10.65463        2,026,191
    01/01/2011 to 12/31/2011                             $10.65463        $10.62112        4,049,925
    01/01/2012 to 12/31/2012                             $10.62112        $11.57039        8,490,782
----------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.01884        $10.07683           15,195
    01/01/2012 to 12/31/2012                             $10.07683        $10.65287          165,409

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99892        $10.95026            27,596
    01/01/2011 to 12/31/2011                               $10.95026        $11.18180            67,008
    01/01/2012 to 12/31/2012                               $11.18180        $13.11164           141,648
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99892         $8.92125                 0
    01/01/2012 to 12/31/2012                                $8.92125         $9.96370             4,544
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97818        $11.03265         1,131,232
    01/01/2011 to 12/31/2011                               $11.03265        $10.62929         2,055,110
    01/01/2012 to 12/31/2012                               $10.62929        $12.15935         4,937,808
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98281        $10.82328         1,344,907
    01/01/2011 to 12/31/2011                               $10.82328        $10.32161         1,993,546
    01/01/2012 to 12/31/2012                               $10.32161        $11.32191         3,302,001
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96131        $12.68615            50,970
    01/01/2011 to 12/31/2011                               $12.68615        $12.39878            98,599
    01/01/2012 to 12/31/2012                               $12.39878        $13.72749           229,649
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96474        $11.52948            44,863
    01/01/2011 to 12/31/2011                               $11.52948        $10.69970            69,319
    01/01/2012 to 12/31/2012                               $10.69970        $12.47826           124,318
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99262        $10.75123         3,239,651
    01/01/2011 to 12/31/2011                               $10.75123        $10.82213         6,771,379
    01/01/2012 to 12/31/2012                               $10.82213        $12.12288        15,859,196
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98627        $10.59566            64,766
    01/01/2011 to 12/31/2011                               $10.59566        $10.28660            76,940
    01/01/2012 to 12/31/2012                               $10.28660        $11.90421           299,754
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98061        $10.36769           143,821
    01/01/2011 to 12/31/2011                               $10.36769        $10.65495           239,936
    01/01/2012 to 12/31/2012                               $10.65495        $11.06588           389,269
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97150        $11.19772           200,365
    01/01/2011 to 12/31/2011                               $11.19772        $10.86500           325,842
    01/01/2012 to 12/31/2012                               $10.86500        $12.60921           693,674
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.86018        $11.53931           226,039
    01/01/2011 to 12/31/2011                               $11.53931         $9.69046           372,065
    01/01/2012 to 12/31/2012                                $9.69046         $9.91022           694,859
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99892         $8.85848           268,058
    01/01/2012 to 12/31/2012                                $8.85848         $9.70561         1,151,273
------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99892        $10.45725           244,058
    01/01/2011 to 12/31/2011                               $10.45725        $10.94324           427,687
    01/01/2012 to 12/31/2012                               $10.94324        $11.64904           727,814

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99893        $10.39933            6,510
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97145        $10.69864        1,585,434
    01/01/2011 to 12/31/2011                                $10.69864        $10.38336        2,519,759
    01/01/2012 to 09/21/2012                                $10.38336        $11.66283                0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.30%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96738        $10.76360         119,777
    01/01/2011 to 12/31/2011                             $10.76360        $10.23677          63,270
    01/01/2012 to 12/31/2012                             $10.23677        $11.25791          55,665
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97807        $10.86903         135,746
    01/01/2011 to 12/31/2011                             $10.86903        $10.63140          97,104
    01/01/2012 to 12/31/2012                             $10.63140        $11.80420          86,608
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00660        $10.76424           1,802
    01/01/2011 to 12/31/2011                             $10.76424        $10.89267           1,502
    01/01/2012 to 05/04/2012                             $10.89267        $11.80858               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98834        $10.72203         264,599
    01/01/2011 to 12/31/2011                             $10.72203        $10.34844         228,689
    01/01/2012 to 12/31/2012                             $10.34844        $11.37141         207,751
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99809         $9.12620               0
    01/01/2012 to 12/31/2012                              $9.12620         $9.97667               0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98570        $10.63879           6,319
    01/01/2011 to 12/31/2011                             $10.63879        $10.34328           2,009
    01/01/2012 to 12/31/2012                             $10.34328        $11.45924           2,026
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                              $9.99809        $10.55604           4,400
    01/01/2011 to 12/31/2011                             $10.55604        $11.49032         558,066
    01/01/2012 to 12/31/2012                             $11.49032        $11.80030         530,733
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                             $10.00679        $10.59877               0
    01/01/2011 to 12/31/2011                             $10.59877        $11.76169         615,430
    01/01/2012 to 12/31/2012                             $11.76169        $12.14766         703,996

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                                      $9.99809        $10.60163               0
    01/01/2011 to 12/31/2011                                     $10.60163        $12.01278               0
    01/01/2012 to 12/31/2012                                     $12.01278        $12.42372          53,846
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                                     $10.00891        $10.63229               0
    01/01/2011 to 12/31/2011                                     $10.63229        $12.32822             201
    01/01/2012 to 12/31/2012                                     $12.32822        $12.80538               0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                                     $10.00784        $10.73369               0
    01/01/2011 to 12/31/2011                                     $10.73369        $12.61630         453,232
    01/01/2012 to 12/31/2012                                     $12.61630        $13.16317         428,448
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99809        $11.95962          94,051
    01/01/2012 to 12/31/2012                                     $11.95962        $12.36732         176,446
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99746        $10.34590          30,847
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97725        $10.80239         305,283
    01/01/2011 to 12/31/2011                                     $10.80239        $10.29819         176,110
    01/01/2012 to 12/31/2012                                     $10.29819        $11.44169         156,027
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98715        $10.75566          87,015
    01/01/2011 to 12/31/2011                                     $10.75566        $10.31779          60,253
    01/01/2012 to 12/31/2012                                     $10.31779        $11.11657          51,711
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.95948        $11.75243           3,756
    01/01/2011 to 12/31/2011                                     $11.75243        $12.23924           3,216
    01/01/2012 to 12/31/2012                                     $12.23924        $13.79249           3,016
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97142        $12.12383          10,502
    01/01/2011 to 12/31/2011                                     $12.12383        $10.29217           4,152
    01/01/2012 to 12/31/2012                                     $10.29217        $12.07351           2,799
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99809        $10.85057          41,534
    01/01/2011 to 12/31/2011                                     $10.85057        $10.33928          30,417
    01/01/2012 to 12/31/2012                                     $10.33928        $11.47849          24,505
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97557        $10.98381         112,953
    01/01/2011 to 12/31/2011                                     $10.98381        $10.57010          94,586
    01/01/2012 to 12/31/2012                                     $10.57010        $11.42496          80,938
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96308        $11.47648          70,900
    01/01/2011 to 12/31/2011                                     $11.47648        $10.51610          58,001
    01/01/2012 to 12/31/2012                                     $10.51610        $11.60136          48,000
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99809        $10.69999         194,984
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96976        $11.51275           2,506
    01/01/2011 to 12/31/2011                                     $11.51275        $10.68145           1,555
    01/01/2012 to 12/31/2012                                     $10.68145        $13.23265           1,841

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.01809        $10.75038           1,700
    01/01/2011 to 12/31/2011                                   $10.75038        $10.08777           2,218
    01/01/2012 to 12/31/2012                                   $10.08777        $11.80336           2,264
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99134        $10.73491          19,275
    01/01/2011 to 12/31/2011                                   $10.73491         $9.90949           7,044
    01/01/2012 to 12/31/2012                                    $9.90949        $11.58529           6,111
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.01941        $11.38383           9,315
    01/01/2011 to 12/31/2011                                   $11.38383        $10.79120           4,713
    01/01/2012 to 12/31/2012                                   $10.79120        $12.61054           3,989
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.96472        $11.45866           7,737
    01/01/2011 to 12/31/2011                                   $11.45866        $11.34127           3,541
    01/01/2012 to 12/31/2012                                   $11.34127        $12.81851           3,365
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98406        $10.73309           6,489
    01/01/2011 to 12/31/2011                                   $10.73309        $10.81948           5,584
    01/01/2012 to 12/31/2012                                   $10.81948        $12.03683           5,190
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98783        $10.67177          54,102
    01/01/2011 to 12/31/2011                                   $10.67177        $10.37382          28,997
    01/01/2012 to 12/31/2012                                   $10.37382        $11.16148          27,954
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92892        $11.22607           7,047
    01/01/2011 to 12/31/2011                                   $11.22607         $9.55062           3,231
    01/01/2012 to 12/31/2012                                    $9.55062        $11.23108           2,698
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92879        $10.76596           1,863
    01/01/2011 to 12/31/2011                                   $10.76596         $9.19856           5,339
    01/01/2012 to 12/31/2012                                    $9.19856        $10.48534           3,699
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97632        $10.84209          16,667
    01/01/2011 to 12/31/2011                                   $10.84209        $10.53278          11,827
    01/01/2012 to 12/31/2012                                   $10.53278        $11.68784          11,711
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99809        $10.55869          81,043
    01/01/2011 to 12/31/2011                                   $10.55869        $10.34036          58,277
    01/01/2012 to 12/31/2012                                   $10.34036        $11.18508          55,380
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97094        $10.74695             200
    01/01/2011 to 12/31/2011                                   $10.74695        $10.56966           2,545
    01/01/2012 to 12/31/2012                                   $10.56966        $11.89459           2,286
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97125        $10.53223           7,561
    01/01/2011 to 12/31/2011                                   $10.53223         $9.68613           4,803
    01/01/2012 to 12/31/2012                                    $9.68613        $10.71530           3,915

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92144        $10.52888           1,727
    01/01/2011 to 12/31/2011                             $10.52888         $9.34567             795
    01/01/2012 to 12/31/2012                              $9.34567        $11.13086             623
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99007        $10.58960             213
    01/01/2011 to 12/31/2011                             $10.58960         $9.91346              98
    01/01/2012 to 12/31/2012                              $9.91346        $11.32062             123
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98826        $10.79204           2,161
    01/01/2011 to 12/31/2011                             $10.79204        $11.61675             918
    01/01/2012 to 12/31/2012                             $11.61675        $12.02209           2,209
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99219        $11.27468          16,118
    01/01/2011 to 12/31/2011                             $11.27468        $10.91510           5,251
    01/01/2012 to 12/31/2012                             $10.91510        $11.97169           4,493
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98722        $10.86514           5,725
    01/01/2011 to 12/31/2011                             $10.86514        $10.28312           2,065
    01/01/2012 to 12/31/2012                             $10.28312        $12.36479           1,446
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99809        $10.84075           1,029
    01/01/2011 to 12/31/2011                             $10.84075        $10.52884             406
    01/01/2012 to 12/31/2012                             $10.52884        $12.04371             872
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99809        $10.17167               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98835        $11.46980           4,759
    01/01/2011 to 12/31/2011                             $11.46980        $10.81966           3,066
    01/01/2012 to 12/31/2012                             $10.81966        $12.51658           2,660
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99809         $9.81590               0
    01/01/2011 to 12/31/2011                              $9.81590         $9.59256           2,518
    01/01/2012 to 12/31/2012                              $9.59256         $9.37229             144
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99064        $11.20328           6,181
    01/01/2011 to 12/31/2011                             $11.20328        $10.67411           2,275
    01/01/2012 to 12/31/2012                             $10.67411        $12.21442           1,637
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02800        $10.05926               0
    01/01/2012 to 12/31/2012                             $10.05926        $10.30632               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95838        $11.89091             383
    01/01/2011 to 12/31/2011                             $11.89091        $11.81371             202
    01/01/2012 to 12/31/2012                             $11.81371        $12.97081             503
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97251        $11.39598           2,247
    01/01/2011 to 04/29/2011                             $11.39598        $12.75479               0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99809        $10.27736           1,469

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93856        $11.64283          16,639
    01/01/2011 to 12/31/2011                               $11.64283         $9.06934           8,350
    01/01/2012 to 12/31/2012                                $9.06934        $10.44909           5,713
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00751        $10.05274             998
    01/01/2011 to 12/31/2011                               $10.05274        $10.04285           1,989
    01/01/2012 to 12/31/2012                               $10.04285        $10.27228             569
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00643        $10.32475         156,041
    01/01/2011 to 12/31/2011                               $10.32475        $10.40836         103,225
    01/01/2012 to 12/31/2012                               $10.40836        $11.11653          98,464
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98905        $10.56757         139,048
    01/01/2011 to 12/31/2011                               $10.56757        $10.42777         129,216
    01/01/2012 to 12/31/2012                               $10.42777        $11.24445         115,507
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01801        $10.05915               0
    01/01/2012 to 12/31/2012                               $10.05915        $10.52610             274
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99809        $10.86080           1,459
    01/01/2011 to 12/31/2011                               $10.86080        $10.97830             513
    01/01/2012 to 12/31/2012                               $10.97830        $12.74231             617
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99809         $8.86034               0
    01/01/2012 to 12/31/2012                                $8.86034         $9.79521               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97734        $10.94264          58,803
    01/01/2011 to 12/31/2011                               $10.94264        $10.43605          39,597
    01/01/2012 to 12/31/2012                               $10.43605        $11.81699          37,013
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98197        $10.73491          87,020
    01/01/2011 to 12/31/2011                               $10.73491        $10.13379          51,589
    01/01/2012 to 12/31/2012                               $10.13379        $11.00305          44,799
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96047        $12.58259           2,465
    01/01/2011 to 12/31/2011                               $12.58259        $12.17325           1,253
    01/01/2012 to 12/31/2012                               $12.17325        $13.34082           1,199
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96390        $11.43543           8,353
    01/01/2011 to 12/31/2011                               $11.43543        $10.50502           3,409
    01/01/2012 to 12/31/2012                               $10.50502        $12.12694           1,679
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99178        $10.66346         208,319
    01/01/2011 to 12/31/2011                               $10.66346        $10.62519         165,177
    01/01/2012 to 12/31/2012                               $10.62519        $11.78150         144,219
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98543        $10.50910             387
    01/01/2011 to 12/31/2011                               $10.50910        $10.09939           2,468
    01/01/2012 to 12/31/2012                               $10.09939        $11.56886           2,516

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97977        $10.28297           9,851
    01/01/2011 to 12/31/2011                                $10.28297        $10.46127           3,825
    01/01/2012 to 12/31/2012                                $10.46127        $10.75435           3,526
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97067        $11.10634           5,389
    01/01/2011 to 12/31/2011                                $11.10634        $10.66740           4,065
    01/01/2012 to 12/31/2012                                $10.66740        $12.25406           4,144
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85934        $11.44494          14,797
    01/01/2011 to 12/31/2011                                $11.44494         $9.51383           5,957
    01/01/2012 to 12/31/2012                                 $9.51383         $9.63079           7,755
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99809         $8.79804               0
    01/01/2012 to 12/31/2012                                 $8.79804         $9.54156               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99809        $10.37188          42,644
    01/01/2011 to 12/31/2011                                $10.37188        $10.74432          31,852
    01/01/2012 to 12/31/2012                                $10.74432        $11.32108          32,220
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97062        $10.61120         325,521
    01/01/2011 to 12/31/2011                                $10.61120        $10.19426         212,708
    01/01/2012 to 09/21/2012                                $10.19426        $11.36598               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96788        $10.81679        2,783,155
    01/01/2011 to 12/31/2011                             $10.81679        $10.35039        4,131,792
    01/01/2012 to 12/31/2012                             $10.35039        $11.45280        6,402,595
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97857        $10.92280        2,069,260
    01/01/2011 to 12/31/2011                             $10.92280        $10.74947        3,894,177
    01/01/2012 to 12/31/2012                             $10.74947        $12.00861        8,232,833
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00710        $10.81739          113,967
    01/01/2011 to 12/31/2011                             $10.81739        $11.01353          229,135
    01/01/2012 to 05/04/2012                             $11.01353        $11.96474                0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98884        $10.77509        3,042,666
    01/01/2011 to 12/31/2011                             $10.77509        $10.46346        4,716,751
    01/01/2012 to 12/31/2012                             $10.46346        $11.56847        7,803,091

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                                     $9.99859         $9.16386          583,439
    01/01/2012 to 12/31/2012                                      $9.16386        $10.07935        1,989,260
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98620        $10.69150           26,996
    01/01/2011 to 12/31/2011                                     $10.69150        $10.45834          100,606
    01/01/2012 to 12/31/2012                                     $10.45834        $11.65803          294,769
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97776        $10.85587        2,096,130
    01/01/2011 to 12/31/2011                                     $10.85587        $10.41265        3,374,910
    01/01/2012 to 12/31/2012                                     $10.41265        $11.63998        5,774,390
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98765        $10.80894        1,475,848
    01/01/2011 to 12/31/2011                                     $10.80894        $10.43243        2,483,599
    01/01/2012 to 12/31/2012                                     $10.43243        $11.30927        5,233,655
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.95998        $11.81048          108,557
    01/01/2011 to 12/31/2011                                     $11.81048        $12.37513          193,768
    01/01/2012 to 12/31/2012                                     $12.37513        $14.03150          308,569
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97192        $12.18384           68,658
    01/01/2011 to 12/31/2011                                     $12.18384        $10.40658          200,611
    01/01/2012 to 12/31/2012                                     $10.40658        $12.28287          345,173
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99859        $10.90428          622,920
    01/01/2011 to 12/31/2011                                     $10.90428        $10.45421        1,158,758
    01/01/2012 to 12/31/2012                                     $10.45421        $11.67759        2,738,574
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97607        $11.03811        1,723,298
    01/01/2011 to 12/31/2011                                     $11.03811        $10.68755        3,053,207
    01/01/2012 to 12/31/2012                                     $10.68755        $11.62294        5,708,330
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96359        $11.53321        1,767,149
    01/01/2011 to 12/31/2011                                     $11.53321        $10.63290        3,215,517
    01/01/2012 to 12/31/2012                                     $10.63290        $11.80236        6,241,518
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99859        $10.74449        5,131,817
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97026        $11.56952           43,077
    01/01/2011 to 12/31/2011                                     $11.56952        $10.80000           89,816
    01/01/2012 to 12/31/2012                                     $10.80000        $13.46178          137,044
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01859        $10.80359          113,919
    01/01/2011 to 12/31/2011                                     $10.80359        $10.19990          130,234
    01/01/2012 to 12/31/2012                                     $10.19990        $12.00797          213,607
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99184        $10.78790          146,304
    01/01/2011 to 12/31/2011                                     $10.78790        $10.01951          172,549
    01/01/2012 to 12/31/2012                                     $10.01951        $11.78600          262,466

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.01991        $11.44014           173,273
    01/01/2011 to 12/31/2011                                   $11.44014        $10.91114           217,472
    01/01/2012 to 12/31/2012                                   $10.91114        $12.82923           372,174
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.96522        $11.51535           162,968
    01/01/2011 to 12/31/2011                                   $11.51535        $11.46720           250,592
    01/01/2012 to 12/31/2012                                   $11.46720        $13.04056           391,887
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98457        $10.78613           118,383
    01/01/2011 to 12/31/2011                                   $10.78613        $10.93950           200,366
    01/01/2012 to 12/31/2012                                   $10.93950        $12.24527           397,008
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98833        $10.72450         1,284,434
    01/01/2011 to 12/31/2011                                   $10.72450        $10.48895         1,944,938
    01/01/2012 to 12/31/2012                                   $10.48895        $11.35484         3,042,159
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92942        $11.28154            71,949
    01/01/2011 to 12/31/2011                                   $11.28154         $9.65674           146,939
    01/01/2012 to 12/31/2012                                    $9.65674        $11.42561           205,439
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92929        $10.81917            69,809
    01/01/2011 to 12/31/2011                                   $10.81917         $9.30077           130,835
    01/01/2012 to 12/31/2012                                    $9.30077        $10.66713           176,290
----------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.00682        $10.62325             3,681
    01/01/2011 to 12/31/2011                                   $10.62325        $11.74255        15,848,756
    01/01/2012 to 12/31/2012                                   $11.74255        $12.62792         6,122,695
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97683        $10.89582           737,456
    01/01/2011 to 12/31/2011                                   $10.89582        $10.64989         1,448,339
    01/01/2012 to 12/31/2012                                   $10.64989        $11.89058         2,683,105
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99859        $10.61090           810,657
    01/01/2011 to 12/31/2011                                   $10.61090        $10.45511         1,639,387
    01/01/2012 to 12/31/2012                                   $10.45511        $11.37878         2,953,294
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97144        $10.80010            42,896
    01/01/2011 to 12/31/2011                                   $10.80010        $10.68707           137,379
    01/01/2012 to 12/31/2012                                   $10.68707        $12.10062           242,001
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97176        $10.58426            46,220
    01/01/2011 to 12/31/2011                                   $10.58426         $9.79363            91,734
    01/01/2012 to 12/31/2012                                    $9.79363        $10.90091           147,027
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92194        $10.58075           195,676
    01/01/2011 to 12/31/2011                                   $10.58075         $9.44941           270,284
    01/01/2012 to 12/31/2012                                    $9.44941        $11.32357           420,837

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99058        $10.64194           39,346
    01/01/2011 to 12/31/2011                             $10.64194        $10.02358           74,837
    01/01/2012 to 12/31/2012                             $10.02358        $11.51676           97,022
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98877        $10.84532           76,300
    01/01/2011 to 12/31/2011                             $10.84532        $11.74557          429,366
    01/01/2012 to 12/31/2012                             $11.74557        $12.23028        1,014,255
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99269        $11.33042          230,357
    01/01/2011 to 12/31/2011                             $11.33042        $11.03643          322,925
    01/01/2012 to 12/31/2012                             $11.03643        $12.17932          605,908
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98772        $10.91885          109,112
    01/01/2011 to 12/31/2011                             $10.91885        $10.39724          169,121
    01/01/2012 to 12/31/2012                             $10.39724        $12.57884          264,336
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99859        $10.89440           60,806
    01/01/2011 to 12/31/2011                             $10.89440        $10.64578           94,667
    01/01/2012 to 12/31/2012                             $10.64578        $12.25234          162,458
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99859        $10.19489            3,514
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98885        $11.52646           90,429
    01/01/2011 to 12/31/2011                             $11.52646        $10.93968          104,000
    01/01/2012 to 12/31/2012                             $10.93968        $12.73323          155,834
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99860         $9.86455          273,624
    01/01/2011 to 12/31/2011                              $9.86455         $9.69934          623,247
    01/01/2012 to 12/31/2012                              $9.69934         $9.53456          447,194
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99114        $11.25860          109,466
    01/01/2011 to 12/31/2011                             $11.25860        $10.79250          175,157
    01/01/2012 to 12/31/2012                             $10.79250        $12.42576          307,952
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02850        $10.06988            9,561
    01/01/2012 to 12/31/2012                             $10.06988        $10.38070           93,513
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.95889        $11.94964          170,123
    01/01/2011 to 12/31/2011                             $11.94964        $11.94490          273,121
    01/01/2012 to 12/31/2012                             $11.94490        $13.19559          476,410
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97302        $11.45213           78,400
    01/01/2011 to 04/29/2011                             $11.45213        $12.84323                0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $9.99859        $10.32013          586,313
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.93907        $11.70034          288,382
    01/01/2011 to 12/31/2011                             $11.70034         $9.17013          402,766
    01/01/2012 to 12/31/2012                              $9.17013        $10.63028          643,783

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00802        $10.10254           328,141
    01/01/2011 to 12/31/2011                               $10.10254        $10.15429           419,219
    01/01/2012 to 12/31/2012                               $10.15429        $10.44990           430,403
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00694        $10.37575         1,898,043
    01/01/2011 to 12/31/2011                               $10.37575        $10.52377         2,792,279
    01/01/2012 to 12/31/2012                               $10.52377        $11.30899         5,031,925
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98956        $10.61981         3,242,388
    01/01/2011 to 12/31/2011                               $10.61981        $10.54353         4,685,807
    01/01/2012 to 12/31/2012                               $10.54353        $11.43927         8,150,950
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01851        $10.06978            11,360
    01/01/2012 to 12/31/2012                               $10.06978        $10.60206            88,276
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99859        $10.91439             8,682
    01/01/2011 to 12/31/2011                               $10.91439        $11.10006            48,028
    01/01/2012 to 12/31/2012                               $11.10006        $12.96275           202,404
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99859         $8.89689                 0
    01/01/2012 to 12/31/2012                                $8.89689         $9.89612                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97784        $10.99668         1,174,122
    01/01/2011 to 12/31/2011                               $10.99668        $10.55184         1,947,147
    01/01/2012 to 12/31/2012                               $10.55184        $12.02166         3,815,640
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98247        $10.78795         1,634,717
    01/01/2011 to 12/31/2011                               $10.78795        $10.24638         3,042,140
    01/01/2012 to 12/31/2012                               $10.24638        $11.19370         4,556,487
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96097        $12.64476            51,212
    01/01/2011 to 12/31/2011                               $12.64476        $12.30830           117,969
    01/01/2012 to 12/31/2012                               $12.30830        $13.57203           225,275
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96440        $11.49200            44,213
    01/01/2011 to 12/31/2011                               $11.49200        $10.62167            63,209
    01/01/2012 to 12/31/2012                               $10.62167        $12.33695           107,553
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99229        $10.71605         2,863,672
    01/01/2011 to 12/31/2011                               $10.71605        $10.74314         5,207,868
    01/01/2012 to 12/31/2012                               $10.74314        $11.98557        11,334,791
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98593        $10.56101           108,763
    01/01/2011 to 12/31/2011                               $10.56101        $10.21155           129,064
    01/01/2012 to 12/31/2012                               $10.21155        $11.76932           395,355
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98028        $10.33385           143,314
    01/01/2011 to 12/31/2011                               $10.33385        $10.57749           215,632
    01/01/2012 to 12/31/2012                               $10.57749        $10.94077           334,073

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97117        $11.16117          215,479
    01/01/2011 to 12/31/2011                                $11.16117        $10.78581          352,937
    01/01/2012 to 12/31/2012                                $10.78581        $12.46639          709,302
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85984        $11.50158          240,457
    01/01/2011 to 12/31/2011                                $11.50158         $9.61963          356,895
    01/01/2012 to 12/31/2012                                 $9.61963         $9.79779          584,029
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99859         $8.83435          317,149
    01/01/2012 to 12/31/2012                                 $8.83435         $9.63986        1,128,299
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99859        $10.42309          325,487
    01/01/2011 to 12/31/2011                                $10.42309        $10.86347          572,681
    01/01/2012 to 12/31/2012                                $10.86347        $11.51711          894,105
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99859        $10.38369                0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97112        $10.66370        2,123,199
    01/01/2011 to 12/31/2011                                $10.66370        $10.30757        3,032,527
    01/01/2012 to 09/21/2012                                $10.30757        $11.54366                0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.70%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96704        $10.72802          13,679
    01/01/2011 to 12/31/2011                             $10.72802        $10.16130          34,716
    01/01/2012 to 12/31/2012                             $10.16130        $11.12891          25,480
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97773        $10.83318           8,856
    01/01/2011 to 12/31/2011                             $10.83318        $10.55300          11,054
    01/01/2012 to 12/31/2012                             $10.55300        $11.66908           7,378
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                             $10.00626        $10.72883           1,528
    01/01/2011 to 12/31/2011                             $10.72883        $10.81250             623
    01/01/2012 to 05/04/2012                             $10.81250        $11.70512               0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98800        $10.68666         279,181
    01/01/2011 to 12/31/2011                             $10.68666        $10.27226         187,710
    01/01/2012 to 12/31/2012                             $10.27226        $11.24135         169,127
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $9.99775         $9.10110               0
    01/01/2012 to 12/31/2012                              $9.10110         $9.90840               0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                         $9.98536        $10.60379               0
    01/01/2011 to 12/31/2011                        $10.60379        $10.26707               0
    01/01/2012 to 12/31/2012                        $10.26707        $11.32811             998
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                         $9.99775        $10.52124           2,629
    01/01/2011 to 12/31/2011                        $10.52124        $11.40570         254,226
    01/01/2012 to 12/31/2012                        $11.40570        $11.66528         294,946
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                        $10.00645        $10.56381               0
    01/01/2011 to 12/31/2011                        $10.56381        $11.67506         328,340
    01/01/2012 to 12/31/2012                        $11.67506        $12.00863         360,043
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                         $9.99775        $10.56667               0
    01/01/2011 to 12/31/2011                        $10.56667        $11.92426               0
    01/01/2012 to 12/31/2012                        $11.92426        $12.28151          29,098
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                        $10.00857        $10.59733               0
    01/01/2011 to 12/31/2011                        $10.59733        $12.23769               0
    01/01/2012 to 12/31/2012                        $12.23769        $12.65914               0
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                        $10.00751        $10.69820               0
    01/01/2011 to 12/31/2011                        $10.69820        $12.52320         114,300
    01/01/2012 to 12/31/2012                        $12.52320        $13.01240         113,654
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $9.99775        $11.91076          53,967
    01/01/2012 to 12/31/2012                        $11.91076        $12.26620         103,163
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $9.99701        $10.30344               0
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                         $9.97692        $10.76684         194,108
    01/01/2011 to 12/31/2011                        $10.76684        $10.22230         159,504
    01/01/2012 to 12/31/2012                        $10.22230        $11.31077         123,702
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                         $9.98681        $10.72024          22,653
    01/01/2011 to 12/31/2011                        $10.72024        $10.24187          11,198
    01/01/2012 to 12/31/2012                        $10.24187        $10.98948          14,026
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                         $9.95914        $11.71378             835
    01/01/2011 to 12/31/2011                        $11.71378        $12.14917             422
    01/01/2012 to 12/31/2012                        $12.14917        $13.63494             381
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                         $9.97108        $12.08395           1,284
    01/01/2011 to 12/31/2011                        $12.08395        $10.21630             491
    01/01/2012 to 12/31/2012                        $10.21630        $11.93538             263
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                         $9.99775        $10.81480           2,131
    01/01/2011 to 12/31/2011                        $10.81480        $10.26312           1,660
    01/01/2012 to 12/31/2012                        $10.26312        $11.34720           3,217

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97523        $10.94766          27,052
    01/01/2011 to 12/31/2011                                     $10.94766        $10.49225          12,468
    01/01/2012 to 12/31/2012                                     $10.49225        $11.29416          10,157
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96274        $11.43865           4,114
    01/01/2011 to 12/31/2011                                     $11.43865        $10.43861           5,489
    01/01/2012 to 12/31/2012                                     $10.43861        $11.46855           5,542
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99776        $10.67031          17,912
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96942        $11.47469             314
    01/01/2011 to 12/31/2011                                     $11.47469        $10.60270             157
    01/01/2012 to 12/31/2012                                     $10.60270        $13.08119             129
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01775        $10.71494           2,091
    01/01/2011 to 12/31/2011                                     $10.71494        $10.01355             855
    01/01/2012 to 12/31/2012                                     $10.01355        $11.66838           1,559
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99100        $10.69949               0
    01/01/2011 to 12/31/2011                                     $10.69949         $9.83638               0
    01/01/2012 to 12/31/2012                                      $9.83638        $11.45267               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01907        $11.34646               0
    01/01/2011 to 12/31/2011                                     $11.34646        $10.71178               0
    01/01/2012 to 12/31/2012                                     $10.71178        $12.46639               0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96438        $11.42102          11,613
    01/01/2011 to 12/31/2011                                     $11.42102        $11.25787           4,469
    01/01/2012 to 12/31/2012                                     $11.25787        $12.67206           2,757
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98373        $10.69768          13,625
    01/01/2011 to 12/31/2011                                     $10.69768        $10.73964           9,486
    01/01/2012 to 12/31/2012                                     $10.73964        $11.89904           3,684
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98749        $10.63651             249
    01/01/2011 to 12/31/2011                                     $10.63651        $10.29738           4,117
    01/01/2012 to 12/31/2012                                     $10.29738        $11.03380           2,400
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92858        $11.18912             216
    01/01/2011 to 12/31/2011                                     $11.18912         $9.48026               0
    01/01/2012 to 12/31/2012                                      $9.48026        $11.10255               0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92845        $10.73053           1,282
    01/01/2011 to 12/31/2011                                     $10.73053         $9.13080             545
    01/01/2012 to 12/31/2012                                      $9.13080        $10.36547             363
------------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97599        $10.80651          28,035
    01/01/2011 to 12/31/2011                                     $10.80651        $10.45528          11,482
    01/01/2012 to 12/31/2012                                     $10.45528        $11.55436           8,613

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99775        $10.52387          10,107
    01/01/2011 to 12/31/2011                             $10.52387        $10.26420           8,129
    01/01/2012 to 12/31/2012                             $10.26420        $11.05718           5,983
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97060        $10.71155             466
    01/01/2011 to 12/31/2011                             $10.71155        $10.49190             159
    01/01/2012 to 12/31/2012                             $10.49190        $11.75857              87
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97092        $10.49745               0
    01/01/2011 to 12/31/2011                             $10.49745         $9.61464               0
    01/01/2012 to 12/31/2012                              $9.61464        $10.59248               0
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92110        $10.49411           1,080
    01/01/2011 to 12/31/2011                             $10.49411         $9.27676             503
    01/01/2012 to 12/31/2012                              $9.27676        $11.00339             389
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98974        $10.55472               0
    01/01/2011 to 12/31/2011                             $10.55472         $9.84054               0
    01/01/2012 to 12/31/2012                              $9.84054        $11.19120               0
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98793        $10.75645               0
    01/01/2011 to 12/31/2011                             $10.75645        $11.53116               0
    01/01/2012 to 12/31/2012                             $11.53116        $11.88456               0
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99185        $11.23754               0
    01/01/2011 to 12/31/2011                             $11.23754        $10.83471               0
    01/01/2012 to 12/31/2012                             $10.83471        $11.83484               0
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98688        $10.82935               0
    01/01/2011 to 12/31/2011                             $10.82935        $10.20729               0
    01/01/2012 to 12/31/2012                             $10.20729        $12.22327               0
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99775        $10.80508               0
    01/01/2011 to 12/31/2011                             $10.80508        $10.45133               0
    01/01/2012 to 12/31/2012                             $10.45133        $11.90597             949
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99776        $10.15622               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98801        $11.43201             896
    01/01/2011 to 12/31/2011                             $11.43201        $10.73996             319
    01/01/2012 to 12/31/2012                             $10.73996        $12.37341             166
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99776         $9.78359               0
    01/01/2011 to 12/31/2011                              $9.78359         $9.52209           6,523
    01/01/2012 to 12/31/2012                              $9.52209         $9.26522               0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99030        $11.16638          11,233
    01/01/2011 to 12/31/2011                             $11.16638        $10.59540           4,308
    01/01/2012 to 12/31/2012                             $10.59540        $12.07466           2,440

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.02766        $10.05209               0
    01/01/2012 to 12/31/2012                               $10.05209        $10.25677               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.95805        $11.85179             855
    01/01/2011 to 12/31/2011                               $11.85179        $11.72679             284
    01/01/2012 to 12/31/2012                               $11.72679        $12.82251             159
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97218        $11.35834               0
    01/01/2011 to 04/29/2011                               $11.35834        $12.69571               0
------------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                               $9.99776        $10.24890             537
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93823        $11.60441          13,606
    01/01/2011 to 12/31/2011                               $11.60441         $9.00244           6,037
    01/01/2012 to 12/31/2012                                $9.00244        $10.32934           1,429
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00718        $10.01971               0
    01/01/2011 to 12/31/2011                               $10.01971         $9.96892               0
    01/01/2012 to 12/31/2012                                $9.96892        $10.15469               0
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00610        $10.29072          34,085
    01/01/2011 to 12/31/2011                               $10.29072        $10.33172          14,526
    01/01/2012 to 12/31/2012                               $10.33172        $10.98946          11,465
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98872        $10.53285          24,918
    01/01/2011 to 12/31/2011                               $10.53285        $10.35103          33,863
    01/01/2012 to 12/31/2012                               $10.35103        $11.11596          27,178
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01767        $10.05196               0
    01/01/2012 to 12/31/2012                               $10.05196        $10.47550               0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99775        $10.82499               0
    01/01/2011 to 12/31/2011                               $10.82499        $10.89734               0
    01/01/2012 to 12/31/2012                               $10.89734        $12.59643               0
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99775         $8.83594               0
    01/01/2012 to 12/31/2012                                $8.83594         $9.72824               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97700        $10.90649           1,937
    01/01/2011 to 12/31/2011                               $10.90649        $10.35901           1,307
    01/01/2012 to 12/31/2012                               $10.35901        $11.68163           2,083
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98163        $10.69944           4,908
    01/01/2011 to 12/31/2011                               $10.69944        $10.05905          14,923
    01/01/2012 to 12/31/2012                               $10.05905        $10.87696           9,428
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96013        $12.54113             789
    01/01/2011 to 12/31/2011                               $12.54113        $12.08356             244
    01/01/2012 to 12/31/2012                               $12.08356        $13.18823             109

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96356        $11.39766               0
    01/01/2011 to 12/31/2011                                $11.39766        $10.42757               0
    01/01/2012 to 12/31/2012                                $10.42757        $11.98804               0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99145        $10.62833          40,395
    01/01/2011 to 12/31/2011                                $10.62833        $10.54700          68,629
    01/01/2012 to 12/31/2012                                $10.54700        $11.64682          51,417
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98509        $10.47453             357
    01/01/2011 to 12/31/2011                                $10.47453        $10.02508             170
    01/01/2012 to 12/31/2012                                $10.02508        $11.43666             143
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97944        $10.24908           2,413
    01/01/2011 to 12/31/2011                                $10.24908        $10.38419           1,259
    01/01/2012 to 12/31/2012                                $10.38419        $10.63128           1,264
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97033        $11.06962               0
    01/01/2011 to 12/31/2011                                $11.06962        $10.58857               0
    01/01/2012 to 12/31/2012                                $10.58857        $12.11375               0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85900        $11.40731           1,645
    01/01/2011 to 12/31/2011                                $11.40731         $9.44376             765
    01/01/2012 to 12/31/2012                                 $9.44376         $9.52074           1,533
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99775         $8.77381               0
    01/01/2012 to 12/31/2012                                 $8.77381         $9.47622               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99775        $10.33756           8,792
    01/01/2011 to 12/31/2011                                $10.33756        $10.66490           3,905
    01/01/2012 to 12/31/2012                                $10.66490        $11.19133           2,442
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97028        $10.57635          19,134
    01/01/2011 to 12/31/2011                                $10.57635        $10.11938          17,530
    01/01/2012 to 09/21/2012                                $10.11938        $11.24896               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96784        $10.81229          70,797
    01/01/2011 to 12/31/2011                             $10.81229        $10.34079         200,155
    01/01/2012 to 12/31/2012                             $10.34079        $11.43628         311,496

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97853        $10.91830           40,209
    01/01/2011 to 12/31/2011                                     $10.91830        $10.73950           90,101
    01/01/2012 to 12/31/2012                                     $10.73950        $11.99147          278,746
------------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.00706        $10.81301                0
    01/01/2011 to 12/31/2011                                     $10.81301        $11.00358            3,393
    01/01/2012 to 05/04/2012                                     $11.00358        $11.95181                0
------------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98880        $10.77058          556,518
    01/01/2011 to 12/31/2011                                     $10.77058        $10.45375          735,796
    01/01/2012 to 12/31/2012                                     $10.45375        $11.55181        1,055,670
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                                     $9.99855         $9.16071           41,927
    01/01/2012 to 12/31/2012                                      $9.16071        $10.07084          113,292
------------------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98616        $10.68707            6,499
    01/01/2011 to 12/31/2011                                     $10.68707        $10.44865            7,684
    01/01/2012 to 12/31/2012                                     $10.44865        $11.64133           11,696
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97772        $10.85132           55,360
    01/01/2011 to 12/31/2011                                     $10.85132        $10.40307          191,947
    01/01/2012 to 12/31/2012                                     $10.40307        $11.62338          326,355
------------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98761        $10.80442           55,196
    01/01/2011 to 12/31/2011                                     $10.80442        $10.42280           76,200
    01/01/2012 to 12/31/2012                                     $10.42280        $11.29307          203,461
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.95994        $11.80558              608
    01/01/2011 to 12/31/2011                                     $11.80558        $12.36368            5,148
    01/01/2012 to 12/31/2012                                     $12.36368        $14.01142           39,913
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97188        $12.17884              115
    01/01/2011 to 12/31/2011                                     $12.17884        $10.39703            2,465
    01/01/2012 to 12/31/2012                                     $10.39703        $12.26529            5,987
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99855        $10.89984           14,070
    01/01/2011 to 12/31/2011                                     $10.89984        $10.44463           34,522
    01/01/2012 to 12/31/2012                                     $10.44463        $11.66085           90,222
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97603        $11.03356          140,962
    01/01/2011 to 12/31/2011                                     $11.03356        $10.67767          256,537
    01/01/2012 to 12/31/2012                                     $10.67767        $11.60637          344,261
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96354        $11.52850           28,273
    01/01/2011 to 12/31/2011                                     $11.52850        $10.62310          110,504
    01/01/2012 to 12/31/2012                                     $10.62310        $11.78553          201,862
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99855        $10.74075          175,567

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97022        $11.56479             577
    01/01/2011 to 12/31/2011                                   $11.56479        $10.79005           1,398
    01/01/2012 to 12/31/2012                                   $10.79005        $13.44257           2,730
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.01855        $10.79913             383
    01/01/2011 to 12/31/2011                                   $10.79913        $10.19048             674
    01/01/2012 to 12/31/2012                                   $10.19048        $11.99072           1,778
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99180        $10.78349             482
    01/01/2011 to 12/31/2011                                   $10.78349        $10.01031           1,499
    01/01/2012 to 12/31/2012                                   $10.01031        $11.76913           3,153
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.01987        $11.43545           2,825
    01/01/2011 to 12/31/2011                                   $11.43545        $10.90107           2,149
    01/01/2012 to 12/31/2012                                   $10.90107        $12.81077          12,362
----------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.96518        $11.51063           1,574
    01/01/2011 to 12/31/2011                                   $11.51063        $11.45679           2,396
    01/01/2012 to 12/31/2012                                   $11.45679        $13.02209          10,993
----------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98452        $10.78171          15,135
    01/01/2011 to 12/31/2011                                   $10.78171        $10.92947          20,124
    01/01/2012 to 12/31/2012                                   $10.92947        $12.22775          38,691
----------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98829        $10.72009         148,622
    01/01/2011 to 12/31/2011                                   $10.72009        $10.47940         284,287
    01/01/2012 to 12/31/2012                                   $10.47940        $11.33878         457,838
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92938        $11.27694             120
    01/01/2011 to 12/31/2011                                   $11.27694         $9.64782           1,856
    01/01/2012 to 12/31/2012                                    $9.64782        $11.40938           2,713
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92925        $10.81483               0
    01/01/2011 to 12/31/2011                                   $10.81483         $9.29226           1,340
    01/01/2012 to 12/31/2012                                    $9.29226        $10.65209           1,841
----------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                   $10.00678        $10.61892               0
    01/01/2011 to 12/31/2011                                   $10.61892        $11.73180         721,427
    01/01/2012 to 12/31/2012                                   $11.73180        $12.60988         257,180
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97679        $10.89130          41,388
    01/01/2011 to 12/31/2011                                   $10.89130        $10.64008          96,297
    01/01/2012 to 12/31/2012                                   $10.64008        $11.87362         170,252
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99855        $10.60650          75,332
    01/01/2011 to 12/31/2011                                   $10.60650        $10.44555         151,898
    01/01/2012 to 12/31/2012                                   $10.44555        $11.36262         162,802

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97140        $10.79575             644
    01/01/2011 to 12/31/2011                             $10.79575        $10.67737           2,411
    01/01/2012 to 12/31/2012                             $10.67737        $12.08337           7,072
----------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97172        $10.57991             122
    01/01/2011 to 12/31/2011                             $10.57991         $9.78468             397
    01/01/2012 to 12/31/2012                              $9.78468        $10.88540           1,670
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.92190        $10.57658           1,581
    01/01/2011 to 12/31/2011                             $10.57658         $9.44081           3,859
    01/01/2012 to 12/31/2012                              $9.44081        $11.30753           9,860
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99054        $10.63757               0
    01/01/2011 to 12/31/2011                             $10.63757        $10.01439             484
    01/01/2012 to 12/31/2012                             $10.01439        $11.50030           5,078
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98873        $10.84081          12,332
    01/01/2011 to 12/31/2011                             $10.84081        $11.73472          24,974
    01/01/2012 to 12/31/2012                             $11.73472        $12.21267          50,843
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99265        $11.32577           4,345
    01/01/2011 to 12/31/2011                             $11.32577        $11.02625          11,728
    01/01/2012 to 12/31/2012                             $11.02625        $12.16189          16,208
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98768        $10.91439             569
    01/01/2011 to 12/31/2011                             $10.91439        $10.38774           2,245
    01/01/2012 to 12/31/2012                             $10.38774        $12.56100           3,063
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99855        $10.88984             264
    01/01/2011 to 12/31/2011                             $10.88984        $10.63594           1,273
    01/01/2012 to 12/31/2012                             $10.63594        $12.23483           5,168
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99855        $10.19294               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.98881        $11.52183             123
    01/01/2011 to 12/31/2011                             $11.52183        $10.92973           1,469
    01/01/2012 to 12/31/2012                             $10.92973        $12.71518           9,263
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99855         $9.86040          17,924
    01/01/2011 to 12/31/2011                              $9.86040         $9.69018          94,379
    01/01/2012 to 12/31/2012                              $9.69018         $9.52120          32,000
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.99110        $11.25415           1,358
    01/01/2011 to 12/31/2011                             $11.25415        $10.78277           3,655
    01/01/2012 to 12/31/2012                             $10.78277        $12.40835           8,885
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02846        $10.06897             819
    01/01/2012 to 12/31/2012                             $10.06897        $10.37450          10,425

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.95884        $11.94484             524
    01/01/2011 to 12/31/2011                               $11.94484        $11.93405           4,107
    01/01/2012 to 12/31/2012                               $11.93405        $13.17681           5,116
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97297        $11.44748             475
    01/01/2011 to 04/29/2011                               $11.44748        $12.83593               0
------------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                               $9.99855        $10.31667          14,557
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93903        $11.69549           2,517
    01/01/2011 to 12/31/2011                               $11.69549         $9.16163           7,758
    01/01/2012 to 12/31/2012                                $9.16163        $10.61502          12,375
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00797        $10.09850          15,360
    01/01/2011 to 12/31/2011                               $10.09850        $10.14512          25,213
    01/01/2012 to 12/31/2012                               $10.14512        $10.43537          79,837
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00690        $10.37151          77,058
    01/01/2011 to 12/31/2011                               $10.37151        $10.51419         160,743
    01/01/2012 to 12/31/2012                               $10.51419        $11.29299         328,827
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98952        $10.61539         134,781
    01/01/2011 to 12/31/2011                               $10.61539        $10.53375         270,726
    01/01/2012 to 12/31/2012                               $10.53375        $11.42278         485,810
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01847        $10.06887               0
    01/01/2012 to 12/31/2012                               $10.06887        $10.59579          10,424
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99855        $10.90996           1,251
    01/01/2011 to 12/31/2011                               $10.90996        $11.08995           1,901
    01/01/2012 to 12/31/2012                               $11.08995        $12.94442           6,204
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99855         $8.89388               0
    01/01/2012 to 12/31/2012                                $8.89388         $9.88784               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97780        $10.99214          17,436
    01/01/2011 to 12/31/2011                               $10.99214        $10.54213         144,618
    01/01/2012 to 12/31/2012                               $10.54213        $12.00445         410,250
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98243        $10.78348          33,583
    01/01/2011 to 12/31/2011                               $10.78348        $10.23692          66,889
    01/01/2012 to 12/31/2012                               $10.23692        $11.17775          99,094
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96093        $12.63958           1,253
    01/01/2011 to 12/31/2011                               $12.63958        $12.29711           5,638
    01/01/2012 to 12/31/2012                               $12.29711        $13.55270           6,243
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.96436        $11.48713             157
    01/01/2011 to 12/31/2011                               $11.48713        $10.61184             754
    01/01/2012 to 12/31/2012                               $10.61184        $12.31926           6,898

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99224        $10.71167         106,714
    01/01/2011 to 12/31/2011                                $10.71167        $10.73326         194,274
    01/01/2012 to 12/31/2012                                $10.73326        $11.96839         478,079
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98589        $10.55674             395
    01/01/2011 to 12/31/2011                                $10.55674        $10.20221             647
    01/01/2012 to 12/31/2012                                $10.20221        $11.75254           7,828
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98023        $10.32968           5,180
    01/01/2011 to 12/31/2011                                $10.32968        $10.56776           7,841
    01/01/2012 to 12/31/2012                                $10.56776        $10.92516          20,052
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97113        $11.15658           1,422
    01/01/2011 to 12/31/2011                                $11.15658        $10.77586           5,045
    01/01/2012 to 12/31/2012                                $10.77586        $12.44852          25,278
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85980        $11.49684           1,559
    01/01/2011 to 12/31/2011                                $11.49684         $9.61076           8,511
    01/01/2012 to 12/31/2012                                 $9.61076         $9.78378          11,606
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99855         $8.83142          51,400
    01/01/2012 to 12/31/2012                                 $8.83142         $9.63179           9,702
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99855        $10.41878          16,728
    01/01/2011 to 12/31/2011                                $10.41878        $10.85342          21,871
    01/01/2012 to 12/31/2012                                $10.85342        $11.50067          55,522
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99855        $10.38171               0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97108        $10.65939          44,224
    01/01/2011 to 12/31/2011                                $10.65939        $10.29816         106,092
    01/01/2012 to 09/21/2012                                $10.29816        $11.52878               0



 *  Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

 ACCUMULATION UNIT VALUES: WITH HAV AND HD GRO II OR HAV AND GRO PLUS II (2.75%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.96700        $10.72366           172
    01/01/2011 to 12/31/2011                             $10.72366        $10.15189             5
    01/01/2012 to 12/31/2012                             $10.15189        $11.11296             4
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                              $9.97769        $10.82881           343
    01/01/2011 to 12/31/2011                             $10.82881        $10.54338            10
    01/01/2012 to 12/31/2012                             $10.54338        $11.65245             7

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                         $10.00622        $10.72434              0
    01/01/2011 to 12/31/2011                         $10.72434        $10.80251              0
    01/01/2012 to 05/04/2012                         $10.80251        $11.69228              0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                          $9.98796        $10.68235              0
    01/01/2011 to 12/31/2011                         $10.68235        $10.26283              0
    01/01/2012 to 12/31/2012                         $10.26283        $11.22520              0
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $9.99771         $9.09799              0
    01/01/2012 to 12/31/2012                          $9.09799         $9.89982              0
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                          $9.98532        $10.59935              0
    01/01/2011 to 12/31/2011                         $10.59935        $10.25763              0
    01/01/2012 to 12/31/2012                         $10.25763        $11.31190              0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010                          $9.99771        $10.51691              0
    01/01/2011 to 12/31/2011                         $10.51691        $11.39516              0
    01/01/2012 to 12/31/2012                         $11.39516        $11.64852              0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010                         $10.00641        $10.55941              0
    01/01/2011 to 12/31/2011                         $10.55941        $11.66419              0
    01/01/2012 to 12/31/2012                         $11.66419        $11.99129              0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010                          $9.99771        $10.56226              0
    01/01/2011 to 12/31/2011                         $10.56226        $11.91326              0
    01/01/2012 to 12/31/2012                         $11.91326        $12.26395              0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010                         $10.00853        $10.59284              0
    01/01/2011 to 12/31/2011                         $10.59284        $12.22622              0
    01/01/2012 to 12/31/2012                         $12.22622        $12.64076              0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010                         $10.00746        $10.69390              0
    01/01/2011 to 12/31/2011                         $10.69390        $12.51181          1,184
    01/01/2012 to 12/31/2012                         $12.51181        $12.99385            609
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                         $9.99771        $11.90464              0
    01/01/2012 to 12/31/2012                         $11.90464        $12.25361            704
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                         $9.99695        $10.29814              0
------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                          $9.97688        $10.76246            702
    01/01/2011 to 12/31/2011                         $10.76246        $10.21302             20
    01/01/2012 to 12/31/2012                         $10.21302        $11.29456             15
------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                          $9.98677        $10.71579              0
    01/01/2011 to 12/31/2011                         $10.71579        $10.23226              0
    01/01/2012 to 12/31/2012                         $10.23226        $10.97355              0
------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010                          $9.95910        $11.70896              0
    01/01/2011 to 12/31/2011                         $11.70896        $12.13801              0
    01/01/2012 to 12/31/2012                         $12.13801        $13.61543              0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97104        $12.07901             0
    01/01/2011 to 12/31/2011                                     $12.07901        $10.20705             0
    01/01/2012 to 12/31/2012                                     $10.20705        $11.91843             0
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99771        $10.81038             0
    01/01/2011 to 12/31/2011                                     $10.81038        $10.25374             0
    01/01/2012 to 12/31/2012                                     $10.25374        $11.33113             0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.97519        $10.94313             0
    01/01/2011 to 12/31/2011                                     $10.94313        $10.48257             0
    01/01/2012 to 12/31/2012                                     $10.48257        $11.27790             0
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96270        $11.43400           836
    01/01/2011 to 12/31/2011                                     $11.43400        $10.42906            25
    01/01/2012 to 12/31/2012                                     $10.42906        $11.45211            18
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99771        $10.66667             4
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96938        $11.47011             0
    01/01/2011 to 12/31/2011                                     $11.47011        $10.59309             0
    01/01/2012 to 12/31/2012                                     $10.59309        $13.06256             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01771        $10.71055             0
    01/01/2011 to 12/31/2011                                     $10.71055        $10.00421             0
    01/01/2012 to 12/31/2012                                     $10.00421        $11.65151             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.99096        $10.69508             0
    01/01/2011 to 12/31/2011                                     $10.69508         $9.82737             0
    01/01/2012 to 12/31/2012                                      $9.82737        $11.43620             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                     $10.01903        $11.34173             0
    01/01/2011 to 12/31/2011                                     $11.34173        $10.70195             0
    01/01/2012 to 12/31/2012                                     $10.70195        $12.44853             0
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.96434        $11.41620             0
    01/01/2011 to 12/31/2011                                     $11.41620        $11.24738             0
    01/01/2012 to 12/31/2012                                     $11.24738        $12.65369             0
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98368        $10.69330             0
    01/01/2011 to 12/31/2011                                     $10.69330        $10.72976             0
    01/01/2012 to 12/31/2012                                     $10.72976        $11.88182             0
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.98745        $10.63219             0
    01/01/2011 to 12/31/2011                                     $10.63219        $10.28798             0
    01/01/2012 to 12/31/2012                                     $10.28798        $11.01804             0
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                      $9.92854        $11.18449             0
    01/01/2011 to 12/31/2011                                     $11.18449         $9.47146             0
    01/01/2012 to 12/31/2012                                      $9.47146        $11.08653             0

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92841        $10.72599             0
    01/01/2011 to 12/31/2011                                   $10.72599         $9.12230             0
    01/01/2012 to 12/31/2012                                    $9.12230        $10.35044             0
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97595        $10.80195           872
    01/01/2011 to 12/31/2011                                   $10.80195        $10.44554            25
    01/01/2012 to 12/31/2012                                   $10.44554        $11.53760            18
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99771        $10.51949           697
    01/01/2011 to 12/31/2011                                   $10.51949        $10.25469           412
    01/01/2012 to 12/31/2012                                   $10.25469        $11.04117           396
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97056        $10.70715             0
    01/01/2011 to 12/31/2011                                   $10.70715        $10.48218             0
    01/01/2012 to 12/31/2012                                   $10.48218        $11.74163             0
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.97087        $10.49321             0
    01/01/2011 to 12/31/2011                                   $10.49321         $9.60584             0
    01/01/2012 to 12/31/2012                                    $9.60584        $10.57745             0
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.92106        $10.48980             0
    01/01/2011 to 12/31/2011                                   $10.48980         $9.26818             0
    01/01/2012 to 12/31/2012                                    $9.26818        $10.98758             0
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98970        $10.55041             0
    01/01/2011 to 12/31/2011                                   $10.55041         $9.83148             0
    01/01/2012 to 12/31/2012                                    $9.83148        $11.17513             0
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98789        $10.75190             0
    01/01/2011 to 12/31/2011                                   $10.75190        $11.52039             0
    01/01/2012 to 12/31/2012                                   $11.52039        $11.86737             0
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99181        $11.23275             0
    01/01/2011 to 12/31/2011                                   $11.23275        $10.82462             0
    01/01/2012 to 12/31/2012                                   $10.82462        $11.81764             0
----------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98684        $10.82492             0
    01/01/2011 to 12/31/2011                                   $10.82492        $10.19791             0
    01/01/2012 to 12/31/2012                                   $10.19791        $12.20578             0
----------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.99771        $10.80059             0
    01/01/2011 to 12/31/2011                                   $10.80059        $10.44170             0
    01/01/2012 to 12/31/2012                                   $10.44170        $11.88889             0
----------------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                                   $9.99771        $10.15434             0
----------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                    $9.98797        $11.42724             0
    01/01/2011 to 12/31/2011                                   $11.42724        $10.72987             0
    01/01/2012 to 12/31/2012                                   $10.72987        $12.35534             0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99771         $9.77948              0
    01/01/2011 to 12/31/2011                                $9.77948         $9.51316              0
    01/01/2012 to 12/31/2012                                $9.51316         $9.25176              0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99026        $11.16162              0
    01/01/2011 to 12/31/2011                               $11.16162        $10.58549              0
    01/01/2012 to 12/31/2012                               $10.58549        $12.05705              0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.02762        $10.05125              0
    01/01/2012 to 12/31/2012                               $10.05125        $10.25066              0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.95800        $11.84700              0
    01/01/2011 to 12/31/2011                               $11.84700        $11.71601              0
    01/01/2012 to 12/31/2012                               $11.71601        $12.80398              0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97213        $11.35367              0
    01/01/2011 to 04/29/2011                               $11.35367        $12.68831              0
------------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                               $9.99771        $10.24525              0
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.93818        $11.59963              0
    01/01/2011 to 12/31/2011                               $11.59963         $8.99411              0
    01/01/2012 to 12/31/2012                                $8.99411        $10.31451              0
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00713        $10.01555              0
    01/01/2011 to 12/31/2011                               $10.01555         $9.95961              0
    01/01/2012 to 12/31/2012                                $9.95961        $10.14002              0
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010                               $10.00606        $10.28652              0
    01/01/2011 to 12/31/2011                               $10.28652        $10.32213              0
    01/01/2012 to 12/31/2012                               $10.32213        $10.97353              0
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.98867        $10.52841          2,055
    01/01/2011 to 12/31/2011                               $10.52841        $10.34140          1,145
    01/01/2012 to 12/31/2012                               $10.34140        $11.09980          1,090
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                              $10.01763        $10.05117              0
    01/01/2012 to 12/31/2012                               $10.05117        $10.46916              0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.99771        $10.82053              0
    01/01/2011 to 12/31/2011                               $10.82053        $10.88734              0
    01/01/2012 to 12/31/2012                               $10.88734        $12.57847              0
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99771         $8.83297              0
    01/01/2012 to 12/31/2012                                $8.83297         $9.71986              0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                $9.97696        $10.90202              0
    01/01/2011 to 12/31/2011                               $10.90202        $10.34944              0
    01/01/2012 to 12/31/2012                               $10.34944        $11.66483              0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98159        $10.69512           348
    01/01/2011 to 12/31/2011                                $10.69512        $10.04992            10
    01/01/2012 to 12/31/2012                                $10.04992        $10.86155             8
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96009        $12.53600             0
    01/01/2011 to 12/31/2011                                $12.53600        $12.07235             0
    01/01/2012 to 12/31/2012                                $12.07235        $13.16924             0
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.96352        $11.39297             0
    01/01/2011 to 12/31/2011                                $11.39297        $10.41785             0
    01/01/2012 to 12/31/2012                                $10.41785        $11.97090             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99140        $10.62382             0
    01/01/2011 to 12/31/2011                                $10.62382        $10.53707             0
    01/01/2012 to 12/31/2012                                $10.53707        $11.62994             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.98505        $10.47018             0
    01/01/2011 to 12/31/2011                                $10.47018        $10.01575             0
    01/01/2012 to 12/31/2012                                $10.01575        $11.42003             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97939        $10.24482             0
    01/01/2011 to 12/31/2011                                $10.24482        $10.37455             0
    01/01/2012 to 12/31/2012                                $10.37455        $10.61596             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.97029        $11.06509             0
    01/01/2011 to 12/31/2011                                $11.06509        $10.57896             0
    01/01/2012 to 12/31/2012                                $10.57896        $12.09650             0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.85896        $11.40251             0
    01/01/2011 to 12/31/2011                                $11.40251         $9.43499             0
    01/01/2012 to 12/31/2012                                 $9.43499         $9.50688             0
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011                                $9.99771         $8.77077             0
    01/01/2012 to 12/31/2012                                 $8.77077         $9.46811             0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010                                 $9.99771        $10.33336             0
    01/01/2011 to 12/31/2011                                $10.33336        $10.65525             0
    01/01/2012 to 12/31/2012                                $10.65525        $11.17547             0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010                                 $9.97024        $10.57193           176
    01/01/2011 to 12/31/2011                                $10.57193        $10.10982             5
    01/01/2012 to 09/21/2012                                $10.10982        $11.23413             0



 *  Denotes the start date of these sub-accounts

APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL HIGHEST
 DAILY LIFETIME 6 PLUS INCOME BENEFIT - NO LONGER AVAILABLE FOR NEW ELECTIONS


         These benefits were offered March 15, 2010 to January 23, 2011


 Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.


 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 Highest Daily Lifetime/SM/ 6 Plus (HD 6 Plus)/SM/ is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.

 If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.


 This means that: if you do not take a withdrawal on or before the 10/th /Anniversary of the benefit, your Protected Withdrawal Value on the 10/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ anniversary of the benefit, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). EXCESS INCOME ALSO WILL REDUCE THE PROTECTED WITHDRAWAL VALUE BY THE SAME RATIO. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL, INCLUDING ANY CONTINGENT DEFERRED SALES CHARGE
 (CDSC) THAT MAY APPLY. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED FROM YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1,800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2,000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC (E.G., $240) BE DEDUCTED FROM YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. IN GENERAL, ONCE A WITHDRAWAL IS TREATED AS EXCESS INCOME, REGARDLESS OF WHETHER A CDSC IS ASSESSED, WE WILL PROPORTIONALLY REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.


 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.


 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2010
..   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of October 31. The Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Highest Daily Lifetime 6
    Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:

    1. the Annual Income Amount remaining in the current Annuity Year, plus,
    2. The difference between:

       a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
       b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts" earlier in the prospectus.)
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A Summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 If you participate in this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime/SM/ 6 Plus (SHD6 Plus/SM/) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections.

 If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

 As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.


 This means that: if you do not take a withdrawal on or before the 10/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 10/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20/th/ anniversary of the benefit, your Protected Withdrawal Value on the 20/th/ anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. REDUCTIONS ARE BASED ON THE ACTUAL "GROSS" AMOUNT OF THE WITHDRAWAL, INCLUDING ANY CDSC THAT MAY APPLY. THUS, YOU SHOULD BE AWARE THAT IF YOU ASK TO RECEIVE A SPECIFIED WITHDRAWAL AMOUNT THAT ITSELF IS NOT DEEMED EXCESS INCOME, WITH THE UNDERSTANDING THAT ANY CHARGES APPLICABLE TO THAT WITHDRAWAL WILL BE ASSESSED AGAINST YOUR REMAINING ACCOUNT VALUE, THEN THE AMOUNT OF THE WITHDRAWAL EXCEEDING THE ANNUAL INCOME AMOUNT WOULD RESULT IN THE WITHDRAWAL BEING TREATED AS EXCESS INCOME.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE (THUS THE AMOUNT YOU ACTUALLY RECEIVE (E.G., $1,800) MAY BE LESS THAN THE AMOUNT YOU DESIGNATED (E.G., $2,000)). THE PORTION OF SUCH A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC (E.G., $240) BE DEDUCTED FROM YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. IN GENERAL, ONCE A WITHDRAWAL IS TREATED AS EXCESS INCOME, REGARDLESS OF WHETHER A CDSC IS ASSESSED, WE WILL PROPORTIONALLY REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual

 Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.


 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.


 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1,
    2011
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Day of October 31. The Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is greater than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2011
..   The Account Value at benefit election was $105,000
..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts" earlier in the prospectus.)
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95%
    annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase

 Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 If you participate in this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.
 See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

     FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL
                 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT


 Please see Appendix I: "Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits."

 APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME
                INCOME - NO LONGER AVAILABLE FOR NEW ELECTIONS


        These benefits were offered January 24, 2011 to August 19, 2012.

 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Highest Daily Lifetime(R) Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE THE OPTIONAL DEATH BENEFITS SECTION OF THIS PROSPECTUS).


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will
 (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income . As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).


 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.


 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2011
..   Highest Daily Lifetime Income is elected on August 1, 2012
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $   1500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2012   $119,000.00        $119,000.00              $5,950.00
October 29, 2012   $113,000.00        $113,986.95              $5,699.35
October 30, 2012   $113,000.00        $113,986.95              $5,699.35
October 31, 2012   $119,000.00        $119,000.00              $5,950.00
November 1, 2012   $118,473.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.

   . The adjusted October 29 Highest Daily Value, $113.986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.


 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2011
..   Highest Daily Lifetime Income is elected on September 4, 2012
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income
..   No previous withdrawals have been taken under Highest Daily Lifetime Income

 On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:


     Withdrawal amount                                           $ 15,000
     Divided by Account Value before withdrawal                  $120,000
     Equals ratio                                                    12.5%
     All guarantees will be reduced by the above ratio (12.5%)
     Protected Withdrawal Value                                  $109,375
     12/th/ benefit year Minimum Periodic Value                  $183,750


 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts" earlier in the prospectus.)
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR

(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix I (and is described below).


 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Income has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Spousal Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

 As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS. FOR EXAMPLE, IF THE ANNUITY TERMINATES IN THIS SCENARIO, YOU WOULD NO LONGER HAVE ANY OPTIONAL DEATH BENEFIT THAT YOU MAY HAVE ELECTED (SEE "MINIMUM DEATH BENEFIT" EARLIER IN THE PROSPECTUS).


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and
 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income

 Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.


 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).


 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.


 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2011
..   Spousal Highest Daily Lifetime Income is elected on August 1, 2012
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).


 EXAMPLE OF PROPORTIONAL REDUCTIONS

 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

   Account Value before Lifetime Withdrawal                      $118,000.00
   Less amount of "non" excess withdrawal                        $  2,900.00
   Account Value immediately before excess withdrawal of $2,100  $115,100.00
   Excess withdrawal amount                                      $  2,100.00
   Ratio                                                                1.82%
   Annual Income Amount                                          $  5,400.00
   Less ratio of 1.82%                                           $     98.28
   Annual Income Amount for future Annuity Years                 $  5,301.72


 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP

 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL  AMOUNT (4.5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 26, 2012   $119,000.00        $119,000.00              $5,355.00
October 29, 2012   $113,000.00        $113,986.98              $5,129.41
October 30, 2012   $113,000.00        $113,986.98              $5,129.41
October 31, 2012   $119,000.00        $119,000.00              $5,355.00
November 1, 2012   $118,473.00        $119,000.00              $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.

   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113.986.98 is greater than the October 30 Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.


 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 1, 2011
..   Spousal Highest Daily Lifetime Income is elected on September 4, 2012
..   The Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income

 On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal
    Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts" earlier in the prospectus.)
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)

..   The current charge for Spousal Highest Daily Lifetime Income is 0.95%
    annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:

 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.


 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME
    INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL
             DEATH BENEFIT - NO LONGER AVAILABLE FOR NEW ELECTIONS

       These benefits were offered August 20, 2012 to February 24, 2013.

 HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT
 Highest Daily Lifetime(R) Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single "designated life" who is at least 50 years old on the date that the benefit is acquired. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME 2.0. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME 2.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME 2.0
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under the Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will
 (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:



     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $   1500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.



                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL   AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 25, 2013   $119,000.00        $119,000.00              $5,950.00
October 29, 2013   $113,000.00        $113,986.95              $5,699.35
October 30, 2013   $113,000.00        $113,986.95              $5,699.35
October 31, 2013   $119,000.00        $119,000.00              $5,950.00
November 1, 2013   $118,473.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113.986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3, 2012
..   Highest Daily Lifetime Income 2.0 is elected on September 4, 2013
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



     Withdrawal amount                                           $ 15,000
     Divided by Account Value before withdrawal                  $120,000
     Equals ratio                                                    12.5%
     All guarantees will be reduced by the above ratio (12.5%)
     Protected Withdrawal Value                                  $109,375
     12/th/ benefit year Minimum Periodic Value                  $183,750



 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2012 to 12/31/2012

 Annuity Year
 06/01/2011 to 05/31/2012

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2012 = $3,000 (a $2,000 withdrawal was taken on 7/1/2011)
 RMD Amount for Calendar Year 2012 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2012 and 5/31/2012) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2012), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2012 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2012, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME 2.0
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income
    Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL
    INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME 2.0 TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE
    LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE,
    AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active
    Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts." )
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)
..   The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's
    Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income
 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income
 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME 2.0, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME 2.0 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

 OVERVIEW OF THE PREDETERMINED MATHEMATICAL FORMULA
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.

 The formula is set forth in Appendix I (and is described below).

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. It may also limit the potential for your Account Value to grow.

 However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

 TRANSFER ACTIVITY UNDER THE FORMULA
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 HOW THE FORMULA OPERATES
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - B)/ V

 More specifically, the formula operates as follows:
 (1)We calculate the Target Value (L) by multiplying the income basis for that day by 5% and by the applicable Annuity Factor found in Appendix I. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.

    Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 THE 90% CAP
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 MONTHLY TRANSFERS
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 OTHER IMPORTANT INFORMATION
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   .   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT
 Spousal Highest Daily Lifetime(R) Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income
 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.

 As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT

 SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0. AS TO THE IMPACT OF SUCH A SCENARIO ON ANY OTHER OPTIONAL BENEFIT YOU MAY HAVE, PLEASE SEE THE APPLICABLE SECTION IN THIS PROSPECTUS.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income 2.0
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:



   Account Value before Lifetime Withdrawal                      $118,000.00
   Less amount of "non" excess withdrawal                        $  2,900.00
   Account Value immediately before excess withdrawal of $2,100  $115,100.00
   Excess withdrawal amount                                      $  2,100.00
   Ratio                                                                1.82%
   Annual Income Amount                                          $  5,400.00
   Less ratio of 1.82%                                           $     98.28
   Annual Income Amount for future Annuity Years                 $  5,301.72



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                (ADJUSTED FOR WITHDRAWAL  AMOUNT (4.5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ----------------------
October 25, 2013   $119,000.00        $119,000.00              $5,355.00
October 29, 2013   $113,000.00        $113,986.98              $5,129.41
October 30, 2013   $113,000.00        $113,986.98              $5,129.41
October 31, 2013   $119,000.00        $119,000.00              $5,355.00
November 1, 2013   $118,473.00        $119,000.00              $5,355.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113.986.98 is greater than the October 30 Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3, 2012
..   Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013
..   The Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income 2.0
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income 2.0

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12/th/ benefit year Minimum Periodic Value                 $183,750



 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE
    WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME
    2.0 TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal
    Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts.")
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your
    Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)
..   The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10%
    annually of the greater of Account Value and Protected Withdrawal Value.
    The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal
    Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED (II) LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);

(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

 HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
 Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income
 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income
 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

 The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB (INCLUDING NO PAYMENT OF THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:



Annual Income Amount                             Highest Annual Death Benefit Amount
Account Value before Lifetime                    Account Value before Lifetime
  Withdrawal                        $118,000.00    Withdrawal                         $118,000.00
Less amount of "non" Excess Income  $  3,500.00  Less amount of "non" Excess Income   $  3,500.00
Account Value immediately before                 Account Value immediately before
Excess Income of $1,500             $114,500.00  Excess Income of $1,500              $114,500.00
Excess Income amount                $  1,500.00  Excess Income amount                 $  1,500.00
Ratio                                      1.31% Ratio                                       1.31%
Annual Income Amount                $  6,000.00  HA DB Amount                         $109,420.00
Less ratio of 1.31%                 $     78.60  Less ratio of 1.31%                  $  1,433.40
Annual Income Amount for                         Highest Annual Death
future Annuity Years                $  5,921.40  Benefit Amount                       $107,986.60



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime

 Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.



                                  HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*             ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----             ------------- ------------------------ ------------------------
October 25, 2013   $119,000.00        $119,000.00               $5,950.00
October 29, 2013   $113,000.00        $113,986.95               $5,699.35
October 30, 2013   $113,000.00        $113,986.95               $5,699.35
October 31, 2013   $119,000.00        $119,000.00               $5,950.00
November 1, 2013   $118,473.00        $119,000.00               $5,950.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113,986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3, 2012
..   Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HA DB
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0 with HA DB

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    12th benefit year Minimum Periodic Value                   $183,750.00
    Highest Annual Death Benefit Amount                        $100,992.50



 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
    a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
    b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2012 to 12/31/2012

 Annuity Year
 06/01/2011 to 05/31/2012

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2012 = $3,000 (a $2,000 withdrawal was taken on 7/1/2011)
 RMD Amount for Calendar Year 2012 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2012 and 5/31/2012) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2012), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2012 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2012, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME
    2.0 WITH HA DB TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death
    Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount (See "Fees, Charges and Deductions - Contingent Deferred Sales
    Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts.").
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" earlier in the prospectus for more information.)
..   The current charge for Highest Daily Lifetime Income 2.0 with HA DB is
    1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income
 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income
 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND YOUR GUARANTEES UNDER HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;
(III)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT IF ENTITY
    OWNED);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
(VI)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.

 As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:
 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;
    (b)200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and
    (c)all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME
 2.0 WITH HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 AS DISCUSSED IN THIS PARAGRAPH, WHEN YOU MAKE A PARTIAL WITHDRAWAL THAT IS SUBJECT TO A CDSC AND/OR TAX WITHHOLDING, WE WILL IDENTIFY THE AMOUNT THAT INCLUDES NOT ONLY THE AMOUNT YOU ACTUALLY RECEIVE, BUT ALSO THE AMOUNT OF THE CDSC AND/OR TAX WITHHOLDING, TO DETERMINE WHETHER YOUR WITHDRAWAL HAS EXCEEDED THE ANNUAL INCOME AMOUNT. WHEN YOU TAKE A PARTIAL WITHDRAWAL, YOU MAY REQUEST A "GROSS" WITHDRAWAL AMOUNT (E.G., $2,000) BUT THEN HAVE ANY CDSC AND/OR TAX WITHHOLDING DEDUCTED FROM THE AMOUNT YOU ACTUALLY RECEIVE. THE PORTION OF A WITHDRAWAL THAT EXCEEDED YOUR ANNUAL INCOME AMOUNT (IF ANY) WOULD BE TREATED AS EXCESS INCOME AND THUS WOULD REDUCE YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS. ALTERNATIVELY, YOU MAY REQUEST THAT A "NET" WITHDRAWAL AMOUNT ACTUALLY BE PAID TO YOU (E.G., $2,000), WITH THE UNDERSTANDING THAT ANY CDSC AND/OR TAX WITHHOLDING (E.G., $240) BE APPLIED TO YOUR REMAINING ACCOUNT VALUE. IN THE LATTER SCENARIO, WE DETERMINE WHETHER ANY PORTION OF THE WITHDRAWAL IS TO BE TREATED AS EXCESS INCOME BY LOOKING TO THE SUM OF THE NET AMOUNT YOU ACTUALLY RECEIVE (E.G., $2,000) AND THE AMOUNT OF ANY CDSC AND/OR TAX WITHHOLDING (IN THIS EXAMPLE, A TOTAL OF $2,240). THE AMOUNT OF THAT SUM (E.G., THE $2,000 YOU RECEIVED PLUS THE $240 FOR THE CDSC AND/OR TAX WITHHOLDING) THAT EXCEEDS YOUR ANNUAL INCOME AMOUNT WILL BE TREATED AS EXCESS INCOME - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT IN SUBSEQUENT YEARS.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on
    August 1, 2013
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income 2.0 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31,
 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).



 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:



Annual Income Amount                             Highest Annual Death Benefit Amount
Account Value before Lifetime                    Account Value before Lifetime
  Withdrawal                        $118,000.00    Withdrawal                         $118,000.00
Less amount of "non" Excess Income  $  2,900.00  Less amount of "non" Excess Income   $  2,900.00
Account Value immediately before                 Account Value immediately before
Excess Income of $2,900             $115,100.00  Excess Income of $2,900              $115,100.00
Excess Income amount                $  2,100.00  Excess Income amount                 $  2,100.00
Ratio                                      1.82% Ratio                                       1.82%
Annual Income Amount                $  5,400.00  HA DB Amount                         $110,020.00
Less ratio of 1.82%                 $     98.28  Less ratio of 1.82%                  $  2,002.36
Annual Income Amount for                         Highest Annual Death
future Annuity Years                $  5,301.72  Benefit Amount                       $108,017.64



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including any associated Purchase Credits), is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                  HIGHEST DAILY VALUE
                                     (ADJUSTED FOR           ADJUSTED ANNUAL
                                WITHDRAWAL AND PURCHASE INCOME AMOUNT (4.5% OF THE
DATE*             ACCOUNT VALUE       PAYMENTS)**          HIGHEST DAILY VALUE)
-----             ------------- ----------------------- --------------------------
October 25, 2013   $119,000.00        $119,000.00               $5,355.00
October 29, 2013   $113,000.00        $113,986.98               $5,129.41
October 30, 2013   $113,000.00        $113,986.98               $5,129.41
October 31, 2013   $119,000.00        $119,000.00               $5,355.00
November 1, 2013   $118,473.00        $119,000.00               $5,355.00



 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3, 2012
..   Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on
    September 4, 2013
..   The Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income 2.0 with HA DB
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income 2.0 with HA DB

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    12th benefit year Minimum Periodic Value                   $183,750.00
    Highest Annual Death Benefit Amount                        $100,992.50



 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB
   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TERMINATES, AND NO ADDITIONAL PAYMENTS WILL BE MADE.
   . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
   . Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

   . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond
    Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   Any Lifetime Withdrawal that you take that is not a withdrawal of Excess
    Income is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. Any Lifetime Withdrawal that is treated as Excess Income is subject to any applicable CDSC, if the withdrawal is greater than the Free Withdrawal amount. (See "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" and "Access to Account Value - Free Withdrawal Amounts." )
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero.
    This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.
..   The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT, AND YOUR GUARANTEES UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB WILL BE BASED ON YOUR ACCOUNT VALUE ON THE EFFECTIVE DATE OF SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I) UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE WHO IS AN OWNER (OR WHO IS THE ANNUITANT IF ENTITY OWNED), IF THE REMAINING DESIGNATED LIFE ELECTS NOT TO CONTINUE THE ANNUITY;
 (II)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF AN OWNER (OR ANNUITANT IF ENTITY OWNED) IF THE SURVIVING SPOUSE IS NOT ELIGIBLE TO CONTINUE THE BENEFIT BECAUSE SUCH SPOUSE IS NOT A SPOUSAL DESIGNATED LIFE AND THERE IS ANY ACCOUNT VALUE ON THE DATE OF DEATH;
(III)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE REMAINING DESIGNATED LIFE IF A DEATH BENEFIT IS PAYABLE UNDER THIS BENEFIT;
 (IV)YOUR TERMINATION OF THE BENEFIT;
 (V) YOUR SURRENDER OF THE ANNUITY;
 (VI)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VII)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO; OR
(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT".

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 HOW SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HA DB TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

                      APPENDIX E: OPTIONAL DEATH BENEFITS

         These benefits were offered March 15, 2010 to August 19, 2012.

 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to Zero, your optional Death Benefit will terminate. Investment restrictions apply if you elect the optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
   . The Highest Anniversary Value on the Issue Date is equal to your Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and
       (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
   . Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the minimum Death Benefit described above, and
       2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date. This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
 For elections of the Highest Anniversary Value Death Benefit, we impose a charge equal to 0.40%, per year of the average daily net assets of the Sub-accounts. We deduct the charge to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

 CAN I TERMINATE THE OPTIONAL DEATH BENEFIT?
 The Highest Anniversary Value Death Benefit may not be terminated by you once elected. The optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or
   . if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and it is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

                      APPENDIX F: FORMULA FOR GRO PLUS II


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity


   .   V\\F\\ is the Account Value of any Fixed Allocations in the Annuity


   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."


    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\v\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\v\\ + V\\F\\ + B)) - B), [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 APPENDIX G - FORMULA FOR HIGHEST DAILY GRO II


   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\v\\ is the current Account Value of the elected Sub-accounts of the Annuity


   .   V\\F\\ is the Account Value of any Fixed Allocations in the Annuity


   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."


    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\v\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\v\\ + V\\F\\ + B)) - B), [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0. The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\v\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% CAP RULE: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

       FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V \\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V \\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C \\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C \\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C \\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C \\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX H--FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY
  LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST
                DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

 This Appendix describes the formula used with the following living benefits:

 The Highest Daily Lifetime Income v2.1 Suite:
..   Highest Daily Lifetime Income v2.1;
..   Spousal Highest Daily Lifetime Income v2.1;
..   Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and
..   Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death
    Benefit.

 The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):
..   Highest Daily Lifetime Income 2.0;
..   Spousal Highest Daily Lifetime Income 2.0;
..   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and
..   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit.

 The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):
..   Highest Daily Lifetime Income;
..   Spousal Highest Daily Lifetime Income.

 The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):
..   Highest Daily Lifetime 6 Plus Income Benefit;
..   Spousal Highest Daily Lifetime 6 Plus Income Benefit.


  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income
       2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.


   . Cu\\s\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V - the total value of all Permitted Sub-accounts in the Annuity.


   .   B - the total value of the AST Investment Grade Bond Sub-account.


   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.


 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                    Target Ratio r    =    (L - B) / V\\ \\


   . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.


 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min (MAX (0, 0.90 * (V + B)) - B,       Money is transferred from the Permitted
           [L - B - V * C\\t\\] / (1 - C\\t\\))    Sub-accounts and the Fixed Allocations to the
                                                   AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - V * C\\t\\] /       Money is transferred from the AST Investment
           (1 - C\\t\\))}                          Grade Bond Sub-account to the Permitted
                                                   Sub-accounts


 MONTHLY TRANSFER CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V + B))} (less than) (C\\u\\ * V - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V + B))}    Money is transferred from the AST Investment
                                            Grade Bond Sub-account to the Permitted
                                            Sub-accounts.

 TARGETS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
 C\\u\\ = [83%
 Cu\\s\\ = 84.5%
 C\\t\\ = 80%
 C\\l\\ = 78%]

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL
                         PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND
                         C SERIES/SM/ ANNUITY DESCRIBED IN PROSPECTUS (05/01/2013)
                                           ----------------------------------------
                                             (print your name)
                                           ----------------------------------------
                                                 (address)
                                           ----------------------------------------
                                            (city/state/zip code)


                   Please see the section of this prospectus
                        entitled "How To Contact Us" for
                         where to send your request for
                     a Statement of Additional Information

                [LOGO] Prudential
                      Bring Your Challenges


                The Prudential Insurance Company of America
                751 Broad Street
                Newark, NJ 07102-3777

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION



                                  May 1, 2013



       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

 The Prudential Premier Retirement Variable Annuity X Series(SM) ("X Series"), B Series(SM) ("B Series") L Series(SM) ("L Series") and C Series(SM) ("C Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 (except the B Series which has a $1,000 minimum initial purchase payment or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


 This Statement of Additional Information is not a prospectus and should be read in conjunction with the X, B, L and C Series prospectus dated May 1, 2013, as supplemented. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.



                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

 Company                                                                     2

 Experts                                                                     2

 Principal Underwriter                                                       2

 Payments Made to Promote Sale of Our Products                               2

 Determination of Accumulation Unit Values                                   3

 Separate Account Financial Information                                     A1

 Company Financial Information                                              B1


 Pruco Life Insurance Company of New Jersey Prudential Annuity Service Center
         213 Washington Street                    P.O. Box 7960
         Newark, NJ 07102-2992           Philadelphia, Pennsylvania 19176
                                             Telephone (888) PRU-2888

 The Prudential Premier Retirement Variable Annuity X Series(SM) ("X Series"), B Series(SM) ("B Series"), L Series(SM) "L Series") and C Series(SM) ("C Series") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

 Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

 Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


 The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2012 and for each of the two years in the period then ended December 31, 2012, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

 Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

 With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $106,497,788, $97,819,083, and $73,455,927, in
 2012, 2011, and 2010, respectively. PAD retained none of those commissions.

 As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

 In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we, and/or, PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


 The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


      .   Percentage Payments based upon "Assets under Management" or "AUM":
          This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

      . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.


      . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2012) received payment with respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

 The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a valuation Period is: (a) divided by (b), less (c) where:

 (a)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

    (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

 (b) is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

    (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

 (c)is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

 We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

 As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values.

                          PREMIER RETIREMENT X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.25%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96742    $10.76805       431,320
    01/01/2011 to 12/31/2011.........  $10.76805    $10.24627       569,139
    01/01/2012 to 12/31/2012.........  $10.24627    $11.27388       806,989
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97811    $10.87354       348,046
    01/01/2011 to 12/31/2011.........  $10.87354    $10.64117       553,672
    01/01/2012 to 12/31/2012.........  $10.64117    $11.82107     1,004,310
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00664    $10.76870        23,270
    01/01/2011 to 12/31/2011.........  $10.76870    $10.90278        42,296
    01/01/2012 to 05/04/2012.........  $10.90278    $11.82160             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98838    $10.72654       565,821
    01/01/2011 to 12/31/2011.........  $10.72654    $10.35809     1,067,308
    01/01/2012 to 12/31/2012.........  $10.35809    $11.38784     1,565,142
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 9.12934       109,338
    01/01/2012 to 12/31/2012.........  $ 9.12934    $ 9.98507       332,209
 AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98574    $10.64323        18,467
    01/01/2011 to 12/31/2011.........  $10.64323    $10.35290        33,753
    01/01/2012 to 12/31/2012.........  $10.35290    $11.47584        81,704
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97730    $10.80703       209,707
    01/01/2011 to 12/31/2011.........  $10.80703    $10.30795       279,185
    01/01/2012 to 12/31/2012.........  $10.30795    $11.45833       434,151

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98719    $10.76013      296,498
    01/01/2011 to 12/31/2011.........  $10.76013    $10.32731      451,420
    01/01/2012 to 12/31/2012.........  $10.32731    $11.13249      780,214
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95952    $11.75731       24,817
    01/01/2011 to 12/31/2011.........  $11.75731    $12.25065       40,377
    01/01/2012 to 12/31/2012.........  $12.25065    $13.81247      109,176
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97146    $12.12889       23,924
    01/01/2011 to 12/31/2011.........  $12.12889    $10.30168       35,434
    01/01/2012 to 12/31/2012.........  $10.30168    $12.09091       39,832
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.85511      206,039
    01/01/2011 to 12/31/2011.........  $10.85511    $10.34889      247,194
    01/01/2012 to 12/31/2012.........  $10.34889    $11.49502      437,823
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97561    $10.98843      258,959
    01/01/2011 to 12/31/2011.........  $10.98843    $10.57997      507,010
    01/01/2012 to 12/31/2012.........  $10.57997    $11.44137      854,714
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96312    $11.48131      172,398
    01/01/2011 to 12/31/2011.........  $11.48131    $10.52583      307,423
    01/01/2012 to 12/31/2012.........  $10.52583    $11.61802      517,937
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99813    $10.70371      619,060
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96980    $11.51747       12,869
    01/01/2011 to 12/31/2011.........  $11.51747    $10.69136       17,786
    01/01/2012 to 12/31/2012.........  $10.69136    $13.25162       36,915
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01813    $10.75477       22,512
    01/01/2011 to 12/31/2011.........  $10.75477    $10.09718       34,079
    01/01/2012 to 12/31/2012.........  $10.09718    $11.82032       50,019
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99138    $10.73926       21,588
    01/01/2011 to 12/31/2011.........  $10.73926    $ 9.91864       24,033
    01/01/2012 to 12/31/2012.........  $ 9.91864    $11.60183       41,367

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01945    $11.38858        35,051
    01/01/2011 to 12/31/2011.........  $11.38858    $10.80123        49,124
    01/01/2012 to 12/31/2012.........  $10.80123    $12.62870        95,041
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96476    $11.46350        54,705
    01/01/2011 to 12/31/2011.........  $11.46350    $11.35182        69,813
    01/01/2012 to 12/31/2012.........  $11.35182    $12.83700       117,064
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98410    $10.73754        26,448
    01/01/2011 to 12/31/2011.........  $10.73754    $10.82944        39,596
    01/01/2012 to 12/31/2012.........  $10.82944    $12.05412       110,900
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98787    $10.67608       206,860
    01/01/2011 to 12/31/2011.........  $10.67608    $10.38337       308,578
    01/01/2012 to 12/31/2012.........  $10.38337    $11.17746       483,836
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $11.23065        27,261
    01/01/2011 to 12/31/2011.........  $11.23065    $ 9.55935        50,441
    01/01/2012 to 12/31/2012.........  $ 9.55935    $11.24704        84,722
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92883    $10.77050        13,189
    01/01/2011 to 12/31/2011.........  $10.77050    $ 9.20716        28,519
    01/01/2012 to 12/31/2012.........  $ 9.20716    $10.50060        46,673
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00636    $10.57538             0
    01/01/2011 to 12/31/2011.........  $10.57538    $11.62439     2,945,528
    01/01/2012 to 12/31/2012.........  $11.62439    $12.43067     1,265,810
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97637    $10.84666       112,239
    01/01/2011 to 12/31/2011.........  $10.84666    $10.54257       183,823
    01/01/2012 to 12/31/2012.........  $10.54257    $11.70470       279,359
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.56309       229,516
    01/01/2011 to 12/31/2011.........  $10.56309    $10.34989       410,984
    01/01/2012 to 12/31/2012.........  $10.34989    $11.20113       668,760
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97098    $10.75142        18,522
    01/01/2011 to 12/31/2011.........  $10.75142    $10.57959        27,785
    01/01/2012 to 12/31/2012.........  $10.57959    $11.91166        64,882

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97130    $10.53656       19,689
    01/01/2011 to 12/31/2011.........  $10.53656    $ 9.69501       19,373
    01/01/2012 to 12/31/2012.........  $ 9.69501    $10.73072       21,727
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92148    $10.53303       32,848
    01/01/2011 to 12/31/2011.........  $10.53303    $ 9.35412       36,283
    01/01/2012 to 12/31/2012.........  $ 9.35412    $11.14658       51,404
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99012    $10.59398       36,126
    01/01/2011 to 12/31/2011.........  $10.59398    $ 9.92264       39,480
    01/01/2012 to 12/31/2012.........  $ 9.92264    $11.33684       88,644
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98831    $10.79638       24,028
    01/01/2011 to 12/31/2011.........  $10.79638    $11.62737       90,875
    01/01/2012 to 12/31/2012.........  $11.62737    $12.03932      220,090
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99223    $11.27934       99,315
    01/01/2011 to 12/31/2011.........  $11.27934    $10.92525      143,956
    01/01/2012 to 12/31/2012.........  $10.92525    $11.98895      254,834
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98726    $10.86964       37,911
    01/01/2011 to 12/31/2011.........  $10.86964    $10.29257       44,689
    01/01/2012 to 12/31/2012.........  $10.29257    $12.38258       77,508
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.84527       24,498
    01/01/2011 to 12/31/2011.........  $10.84527    $10.53864       28,595
    01/01/2012 to 12/31/2012.........  $10.53864    $12.06112       65,216
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99813    $10.17367            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98839    $11.47450       17,978
    01/01/2011 to 12/31/2011.........  $11.47450    $10.82957       28,586
    01/01/2012 to 12/31/2012.........  $10.82957    $12.53435       55,062
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99814    $ 9.81989       31,610
    01/01/2011 to 12/31/2011.........  $ 9.81989    $ 9.60142       30,753
    01/01/2012 to 12/31/2012.........  $ 9.60142    $ 9.38546       43,944

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99068    $11.20789        27,165
    01/01/2011 to 12/31/2011.........  $11.20789    $10.68385        60,464
    01/01/2012 to 12/31/2012.........  $10.68385    $12.23183       142,923
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02804    $10.06015             0
    01/01/2012 to 12/31/2012.........  $10.06015    $10.31269        22,541
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95842    $11.89581        49,992
    01/01/2011 to 12/31/2011.........  $11.89581    $11.82474        54,908
    01/01/2012 to 12/31/2012.........  $11.82474    $12.98954       116,905
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97255    $11.40061        18,410
    01/01/2011 to 04/29/2011.........  $11.40061    $12.76212             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99813    $10.28099        88,859
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93861    $11.64767        37,737
    01/01/2011 to 12/31/2011.........  $11.64767    $ 9.07776        66,271
    01/01/2012 to 12/31/2012.........  $ 9.07776    $10.46417       108,527
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00755    $10.05702        24,185
    01/01/2011 to 12/31/2011.........  $10.05702    $10.05211        39,230
    01/01/2012 to 12/31/2012.........  $10.05211    $10.28689        78,036
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00648    $10.32899       450,024
    01/01/2011 to 12/31/2011.........  $10.32899    $10.41787       569,705
    01/01/2012 to 12/31/2012.........  $10.41787    $11.13235     1,024,129
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98910    $10.57195       603,715
    01/01/2011 to 12/31/2011.........  $10.57195    $10.43743     1,188,318
    01/01/2012 to 12/31/2012.........  $10.43743    $11.26066     1,894,782
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01805    $10.06003         1,333
    01/01/2012 to 12/31/2012.........  $10.06003    $10.53243        20,633
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.86534         8,397
    01/01/2011 to 12/31/2011.........  $10.86534    $10.98844         8,619
    01/01/2012 to 12/31/2012.........  $10.98844    $12.76063        14,906

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.86337             0
    01/01/2012 to 12/31/2012.........  $ 8.86337    $ 9.80351             0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97738    $10.94711       215,925
    01/01/2011 to 12/31/2011.........  $10.94711    $10.44547       275,423
    01/01/2012 to 12/31/2012.........  $10.44547    $11.83372       541,637
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98201    $10.73931       308,008
    01/01/2011 to 12/31/2011.........  $10.73931    $10.14321       416,723
    01/01/2012 to 12/31/2012.........  $10.14321    $11.01891       636,308
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96051    $12.58784        15,811
    01/01/2011 to 12/31/2011.........  $12.58784    $12.18451        33,429
    01/01/2012 to 12/31/2012.........  $12.18451    $13.36005        68,351
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96394    $11.44014        27,866
    01/01/2011 to 12/31/2011.........  $11.44014    $10.51470        37,493
    01/01/2012 to 12/31/2012.........  $10.51470    $12.14423        62,291
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99182    $10.66783       464,845
    01/01/2011 to 12/31/2011.........  $10.66783    $10.63514       831,099
    01/01/2012 to 12/31/2012.........  $10.63514    $11.79860     1,444,972
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98547    $10.51346        67,324
    01/01/2011 to 12/31/2011.........  $10.51346    $10.10873       128,416
    01/01/2012 to 12/31/2012.........  $10.10873    $11.58557       207,986
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97981    $10.28723        40,967
    01/01/2011 to 12/31/2011.........  $10.28723    $10.47091        33,697
    01/01/2012 to 12/31/2012.........  $10.47091    $10.76978        50,876
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97071    $11.11086        51,634
    01/01/2011 to 12/31/2011.........  $11.11086    $10.67717        69,525
    01/01/2012 to 12/31/2012.........  $10.67717    $12.27164       168,748
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85938    $11.44967        75,034
    01/01/2011 to 12/31/2011.........  $11.44967    $ 9.52270        96,235
    01/01/2012 to 12/31/2012.........  $ 9.52270    $ 9.64469       167,481

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.80105       66,399
    01/01/2012 to 12/31/2012.........  $ 8.80105    $ 9.54971      211,318
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99813    $10.37613      107,789
    01/01/2011 to 12/31/2011.........  $10.37613    $10.75413      157,206
    01/01/2012 to 12/31/2012.........  $10.75413    $11.33725      248,731
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97066    $10.61554      287,896
    01/01/2011 to 12/31/2011.........  $10.61554    $10.20368      353,911
    01/01/2012 to 09/21/2012.........  $10.20368    $11.38075            0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.45%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96726    $10.75031       27,906
    01/01/2011 to 12/31/2011.........  $10.75031    $10.20853       29,427
    01/01/2012 to 12/31/2012.........  $10.20853    $11.20949       15,196
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97794    $10.85567       65,524
    01/01/2011 to 12/31/2011.........  $10.85567    $10.60206       34,618
    01/01/2012 to 12/31/2012.........  $10.60206    $11.75349       31,416
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00647    $10.75100        2,179
    01/01/2011 to 12/31/2011.........  $10.75100    $10.86254        2,372
    01/01/2012 to 05/04/2012.........  $10.86254    $11.76969            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98821    $10.70881      137,693
    01/01/2011 to 12/31/2011.........  $10.70881    $10.31990       77,117
    01/01/2012 to 12/31/2012.........  $10.31990    $11.32248       67,813
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 9.11678            0
    01/01/2012 to 12/31/2012.........  $ 9.11678    $ 9.95090           75
 AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98557    $10.62574       45,770
    01/01/2011 to 12/31/2011.........  $10.62574    $10.31479       18,760
    01/01/2012 to 12/31/2012.........  $10.31479    $11.41003       22,780
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54302          610
    01/01/2011 to 12/31/2011.........  $10.54302    $11.45859      185,521
    01/01/2012 to 12/31/2012.........  $11.45859    $11.74962      189,556

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00666    $10.58558            0
    01/01/2011 to 12/31/2011.........  $10.58558    $11.72901      108,926
    01/01/2012 to 12/31/2012.........  $11.72901    $12.09527       79,214
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.58852            0
    01/01/2011 to 12/31/2011.........  $10.58852    $11.97953            0
    01/01/2012 to 12/31/2012.........  $11.97953    $12.37024        4,796
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00878    $10.61916            0
    01/01/2011 to 12/31/2011.........  $10.61916    $12.29423            0
    01/01/2012 to 12/31/2012.........  $12.29423    $12.75042        9,027
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00772    $10.72043            0
    01/01/2011 to 12/31/2011.........  $10.72043    $12.58139      526,171
    01/01/2012 to 12/31/2012.........  $12.58139    $13.10650      450,127
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99796    $11.94123       99,298
    01/01/2012 to 12/31/2012.........  $11.94123    $12.32942      156,365
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99729    $10.33005       16,609
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97713    $10.78911       89,627
    01/01/2011 to 12/31/2011.........  $10.78911    $10.26974       51,051
    01/01/2012 to 12/31/2012.........  $10.26974    $11.39253       41,208
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98702    $10.74242       37,955
    01/01/2011 to 12/31/2011.........  $10.74242    $10.28929       21,274
    01/01/2012 to 12/31/2012.........  $10.28929    $11.06887       16,189
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95935    $11.73793       19,990
    01/01/2011 to 12/31/2011.........  $11.73793    $12.20547        7,312
    01/01/2012 to 12/31/2012.........  $12.20547    $13.73334        6,496
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97129    $12.10887       37,799
    01/01/2011 to 12/31/2011.........  $12.10887    $10.26372       19,430
    01/01/2012 to 12/31/2012.........  $10.26372    $12.02157       15,063

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.83721       51,908
    01/01/2011 to 12/31/2011.........  $10.83721    $10.31078       28,564
    01/01/2012 to 12/31/2012.........  $10.31078    $11.42924       22,669
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97544    $10.97022       61,275
    01/01/2011 to 12/31/2011.........  $10.97022    $10.54089       30,586
    01/01/2012 to 12/31/2012.........  $10.54089    $11.37581       23,612
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96296    $11.46234       64,853
    01/01/2011 to 12/31/2011.........  $11.46234    $10.48701       32,403
    01/01/2012 to 12/31/2012.........  $10.48701    $11.55136       27,188
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99797    $10.68893       36,032
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96963    $11.49847       10,157
    01/01/2011 to 12/31/2011.........  $11.49847    $10.65192        4,156
    01/01/2012 to 12/31/2012.........  $10.65192    $13.17581        3,569
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01796    $10.73720       12,967
    01/01/2011 to 12/31/2011.........  $10.73720    $10.05997        5,433
    01/01/2012 to 12/31/2012.........  $10.05997    $11.75277        4,651
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99121    $10.72163        2,797
    01/01/2011 to 12/31/2011.........  $10.72163    $ 9.88213        1,271
    01/01/2012 to 12/31/2012.........  $ 9.88213    $11.53551        2,657
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01928    $11.36976       13,470
    01/01/2011 to 12/31/2011.........  $11.36976    $10.76129        5,479
    01/01/2012 to 12/31/2012.........  $10.76129    $12.55624        5,009
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96459    $11.44456       21,284
    01/01/2011 to 12/31/2011.........  $11.44456    $11.30993        9,171
    01/01/2012 to 12/31/2012.........  $11.30993    $12.76351        7,539
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98394    $10.71987        1,823
    01/01/2011 to 12/31/2011.........  $10.71987    $10.78949        1,148
    01/01/2012 to 12/31/2012.........  $10.78949    $11.98506        1,481

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98771    $10.65857        7,535
    01/01/2011 to 12/31/2011.........  $10.65857    $10.34518        9,319
    01/01/2012 to 12/31/2012.........  $10.34518    $11.11353        3,968
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $11.21224       39,954
    01/01/2011 to 12/31/2011.........  $11.21224    $ 9.52422       20,537
    01/01/2012 to 12/31/2012.........  $ 9.52422    $11.18271       16,147
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92866    $10.75268       12,230
    01/01/2011 to 12/31/2011.........  $10.75268    $ 9.17316        6,364
    01/01/2012 to 12/31/2012.........  $ 9.17316    $10.44038        5,656
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97620    $10.82869       12,853
    01/01/2011 to 12/31/2011.........  $10.82869    $10.50361        7,740
    01/01/2012 to 12/31/2012.........  $10.50361    $11.63772        6,297
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.54573        7,643
    01/01/2011 to 12/31/2011.........  $10.54573    $10.31175       11,385
    01/01/2012 to 12/31/2012.........  $10.31175    $11.13698        7,729
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97081    $10.73371          741
    01/01/2011 to 12/31/2011.........  $10.73371    $10.54054          372
    01/01/2012 to 12/31/2012.........  $10.54054    $11.84341          353
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97113    $10.51922          771
    01/01/2011 to 12/31/2011.........  $10.51922    $ 9.65932          363
    01/01/2012 to 12/31/2012.........  $ 9.65932    $10.66921          395
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92131    $10.51577        2,849
    01/01/2011 to 12/31/2011.........  $10.51577    $ 9.31972        2,155
    01/01/2012 to 12/31/2012.........  $ 9.31972    $11.08286          536
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98995    $10.57650        1,279
    01/01/2011 to 12/31/2011.........  $10.57650    $ 9.88604        1,925
    01/01/2012 to 12/31/2012.........  $ 9.88604    $11.27190        1,631
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98814    $10.77863            0
    01/01/2011 to 12/31/2011.........  $10.77863    $11.58447            0
    01/01/2012 to 12/31/2012.........  $11.58447    $11.97025            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99207    $11.26074       52,790
    01/01/2011 to 12/31/2011.........  $11.26074    $10.88492       25,299
    01/01/2012 to 12/31/2012.........  $10.88492    $11.92027       25,635
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98709    $10.85175        1,191
    01/01/2011 to 12/31/2011.........  $10.85175    $10.25460          732
    01/01/2012 to 12/31/2012.........  $10.25460    $12.31152          671
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.82739          227
    01/01/2011 to 12/31/2011.........  $10.82739    $10.49984        1,223
    01/01/2012 to 12/31/2012.........  $10.49984    $11.99213       15,641
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99797    $10.16591            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98822    $11.45566       33,449
    01/01/2011 to 12/31/2011.........  $11.45566    $10.78976       16,844
    01/01/2012 to 12/31/2012.........  $10.78976    $12.46281       22,195
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99797    $ 9.80382        2,765
    01/01/2011 to 12/31/2011.........  $ 9.80382    $ 9.56603          854
    01/01/2012 to 12/31/2012.........  $ 9.56603    $ 9.33180          615
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99052    $11.18938        2,412
    01/01/2011 to 12/31/2011.........  $11.18938    $10.64447        1,111
    01/01/2012 to 12/31/2012.........  $10.64447    $12.16168        1,156
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02787    $10.05654            0
    01/01/2012 to 12/31/2012.........  $10.05654    $10.28770            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95826    $11.87634        2,940
    01/01/2011 to 12/31/2011.........  $11.87634    $11.78118        1,320
    01/01/2012 to 12/31/2012.........  $11.78118    $12.91513       10,680
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97239    $11.38176            0
    01/01/2011 to 04/29/2011.........  $11.38176    $12.73250            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99797    $10.26668        2,526

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93844    $11.62845       10,883
    01/01/2011 to 12/31/2011.........  $11.62845    $ 9.04437        5,505
    01/01/2012 to 12/31/2012.........  $ 9.04437    $10.40420        5,547
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00739    $10.04039        1,526
    01/01/2011 to 12/31/2011.........  $10.04039    $10.01505          735
    01/01/2012 to 12/31/2012.........  $10.01505    $10.22803          281
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00631    $10.31195       58,760
    01/01/2011 to 12/31/2011.........  $10.31195    $10.37954       31,629
    01/01/2012 to 12/31/2012.........  $10.37954    $11.06872       30,247
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98893    $10.55451      104,809
    01/01/2011 to 12/31/2011.........  $10.55451    $10.39894       74,077
    01/01/2012 to 12/31/2012.........  $10.39894    $11.19608       60,513
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01788    $10.05643            0
    01/01/2012 to 12/31/2012.........  $10.05643    $10.50712            0
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.84746       12,428
    01/01/2011 to 12/31/2011.........  $10.84746    $10.94802        4,442
    01/01/2012 to 12/31/2012.........  $10.94802    $12.68749        3,934
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.85121            0
    01/01/2012 to 12/31/2012.........  $ 8.85121    $ 9.77011            0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97721    $10.92906       34,592
    01/01/2011 to 12/31/2011.........  $10.92906    $10.40712       22,488
    01/01/2012 to 12/31/2012.........  $10.40712    $11.76622       19,555
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98185    $10.72160       40,170
    01/01/2011 to 12/31/2011.........  $10.72160    $10.10574       30,529
    01/01/2012 to 12/31/2012.........  $10.10574    $10.95563       21,165
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96034    $12.56702        5,499
    01/01/2011 to 12/31/2011.........  $12.56702    $12.13960        4,510
    01/01/2012 to 12/31/2012.........  $12.13960    $13.28352       12,162

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96377    $11.42118       36,089
    01/01/2011 to 12/31/2011.........  $11.42118    $10.47587       19,522
    01/01/2012 to 12/31/2012.........  $10.47587    $12.07466       21,734
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99166    $10.65016       94,190
    01/01/2011 to 12/31/2011.........  $10.65016    $10.59574       52,722
    01/01/2012 to 12/31/2012.........  $10.59574    $11.73064       47,777
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98530    $10.49613        4,046
    01/01/2011 to 12/31/2011.........  $10.49613    $10.07151        1,704
    01/01/2012 to 12/31/2012.........  $10.07151    $11.51919       17,154
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97965    $10.27029       17,985
    01/01/2011 to 12/31/2011.........  $10.27029    $10.43240        8,896
    01/01/2012 to 12/31/2012.........  $10.43240    $10.70810       11,506
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97054    $11.09254        7,570
    01/01/2011 to 12/31/2011.........  $11.09254    $10.63770        3,274
    01/01/2012 to 12/31/2012.........  $10.63770    $12.20110        4,417
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85922    $11.43090       14,530
    01/01/2011 to 12/31/2011.........  $11.43090    $ 9.48762       14,535
    01/01/2012 to 12/31/2012.........  $ 9.48762    $ 9.58963        7,856
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99796    $ 8.78899            0
    01/01/2012 to 12/31/2012.........  $ 8.78899    $ 9.51705          118
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99796    $10.35895       88,930
    01/01/2011 to 12/31/2011.........  $10.35895    $10.71447       39,210
    01/01/2012 to 12/31/2012.........  $10.71447    $11.27233       52,035
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97049    $10.59823       87,109
    01/01/2011 to 12/31/2011.........  $10.59823    $10.16626       42,364
    01/01/2012 to 09/21/2012.........  $10.16626    $11.32227            0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (1.70%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96788    $10.81679     2,783,155
    01/01/2011 to 12/31/2011.........  $10.81679    $10.35039     4,131,792
    01/01/2012 to 12/31/2012.........  $10.35039    $11.45280     6,402,595
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97857    $10.92280     2,069,260
    01/01/2011 to 12/31/2011.........  $10.92280    $10.74947     3,894,177
    01/01/2012 to 12/31/2012.........  $10.74947    $12.00861     8,232,833
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00710    $10.81739       113,967
    01/01/2011 to 12/31/2011.........  $10.81739    $11.01353       229,135
    01/01/2012 to 05/04/2012.........  $11.01353    $11.96474             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98884    $10.77509     3,042,666
    01/01/2011 to 12/31/2011.........  $10.77509    $10.46346     4,716,751
    01/01/2012 to 12/31/2012.........  $10.46346    $11.56847     7,803,091
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 9.16386       583,439
    01/01/2012 to 12/31/2012.........  $ 9.16386    $10.07935     1,989,260
 AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98620    $10.69150        26,996
    01/01/2011 to 12/31/2011.........  $10.69150    $10.45834       100,606
    01/01/2012 to 12/31/2012.........  $10.45834    $11.65803       294,769
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97776    $10.85587     2,096,130
    01/01/2011 to 12/31/2011.........  $10.85587    $10.41265     3,374,910
    01/01/2012 to 12/31/2012.........  $10.41265    $11.63998     5,774,390

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98765    $10.80894     1,475,848
    01/01/2011 to 12/31/2011.........  $10.80894    $10.43243     2,483,599
    01/01/2012 to 12/31/2012.........  $10.43243    $11.30927     5,233,655
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95998    $11.81048       108,557
    01/01/2011 to 12/31/2011.........  $11.81048    $12.37513       193,768
    01/01/2012 to 12/31/2012.........  $12.37513    $14.03150       308,569
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97192    $12.18384        68,658
    01/01/2011 to 12/31/2011.........  $12.18384    $10.40658       200,611
    01/01/2012 to 12/31/2012.........  $10.40658    $12.28287       345,173
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.90428       622,920
    01/01/2011 to 12/31/2011.........  $10.90428    $10.45421     1,158,758
    01/01/2012 to 12/31/2012.........  $10.45421    $11.67759     2,738,574
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97607    $11.03811     1,723,298
    01/01/2011 to 12/31/2011.........  $11.03811    $10.68755     3,053,207
    01/01/2012 to 12/31/2012.........  $10.68755    $11.62294     5,708,330
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96359    $11.53321     1,767,149
    01/01/2011 to 12/31/2011.........  $11.53321    $10.63290     3,215,517
    01/01/2012 to 12/31/2012.........  $10.63290    $11.80236     6,241,518
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99859    $10.74449     5,131,817
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97026    $11.56952        43,077
    01/01/2011 to 12/31/2011.........  $11.56952    $10.80000        89,816
    01/01/2012 to 12/31/2012.........  $10.80000    $13.46178       137,044
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01859    $10.80359       113,919
    01/01/2011 to 12/31/2011.........  $10.80359    $10.19990       130,234
    01/01/2012 to 12/31/2012.........  $10.19990    $12.00797       213,607
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99184    $10.78790       146,304
    01/01/2011 to 12/31/2011.........  $10.78790    $10.01951       172,549
    01/01/2012 to 12/31/2012.........  $10.01951    $11.78600       262,466

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01991    $11.44014        173,273
    01/01/2011 to 12/31/2011.........  $11.44014    $10.91114        217,472
    01/01/2012 to 12/31/2012.........  $10.91114    $12.82923        372,174
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96522    $11.51535        162,968
    01/01/2011 to 12/31/2011.........  $11.51535    $11.46720        250,592
    01/01/2012 to 12/31/2012.........  $11.46720    $13.04056        391,887
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98457    $10.78613        118,383
    01/01/2011 to 12/31/2011.........  $10.78613    $10.93950        200,366
    01/01/2012 to 12/31/2012.........  $10.93950    $12.24527        397,008
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98833    $10.72450      1,284,434
    01/01/2011 to 12/31/2011.........  $10.72450    $10.48895      1,944,938
    01/01/2012 to 12/31/2012.........  $10.48895    $11.35484      3,042,159
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92942    $11.28154         71,949
    01/01/2011 to 12/31/2011.........  $11.28154    $ 9.65674        146,939
    01/01/2012 to 12/31/2012.........  $ 9.65674    $11.42561        205,439
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92929    $10.81917         69,809
    01/01/2011 to 12/31/2011.........  $10.81917    $ 9.30077        130,835
    01/01/2012 to 12/31/2012.........  $ 9.30077    $10.66713        176,290
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00682    $10.62325          3,681
    01/01/2011 to 12/31/2011.........  $10.62325    $11.74255     15,848,756
    01/01/2012 to 12/31/2012.........  $11.74255    $12.62792      6,122,695
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97683    $10.89582        737,456
    01/01/2011 to 12/31/2011.........  $10.89582    $10.64989      1,448,339
    01/01/2012 to 12/31/2012.........  $10.64989    $11.89058      2,683,105
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.61090        810,657
    01/01/2011 to 12/31/2011.........  $10.61090    $10.45511      1,639,387
    01/01/2012 to 12/31/2012.........  $10.45511    $11.37878      2,953,294
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97144    $10.80010         42,896
    01/01/2011 to 12/31/2011.........  $10.80010    $10.68707        137,379
    01/01/2012 to 12/31/2012.........  $10.68707    $12.10062        242,001

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97176    $10.58426        46,220
    01/01/2011 to 12/31/2011.........  $10.58426    $ 9.79363        91,734
    01/01/2012 to 12/31/2012.........  $ 9.79363    $10.90091       147,027
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92194    $10.58075       195,676
    01/01/2011 to 12/31/2011.........  $10.58075    $ 9.44941       270,284
    01/01/2012 to 12/31/2012.........  $ 9.44941    $11.32357       420,837
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99058    $10.64194        39,346
    01/01/2011 to 12/31/2011.........  $10.64194    $10.02358        74,837
    01/01/2012 to 12/31/2012.........  $10.02358    $11.51676        97,022
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98877    $10.84532        76,300
    01/01/2011 to 12/31/2011.........  $10.84532    $11.74557       429,366
    01/01/2012 to 12/31/2012.........  $11.74557    $12.23028     1,014,255
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99269    $11.33042       230,357
    01/01/2011 to 12/31/2011.........  $11.33042    $11.03643       322,925
    01/01/2012 to 12/31/2012.........  $11.03643    $12.17932       605,908
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98772    $10.91885       109,112
    01/01/2011 to 12/31/2011.........  $10.91885    $10.39724       169,121
    01/01/2012 to 12/31/2012.........  $10.39724    $12.57884       264,336
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.89440        60,806
    01/01/2011 to 12/31/2011.........  $10.89440    $10.64578        94,667
    01/01/2012 to 12/31/2012.........  $10.64578    $12.25234       162,458
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99859    $10.19489         3,514
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98885    $11.52646        90,429
    01/01/2011 to 12/31/2011.........  $11.52646    $10.93968       104,000
    01/01/2012 to 12/31/2012.........  $10.93968    $12.73323       155,834
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99860    $ 9.86455       273,624
    01/01/2011 to 12/31/2011.........  $ 9.86455    $ 9.69934       623,247
    01/01/2012 to 12/31/2012.........  $ 9.69934    $ 9.53456       447,194

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99114    $11.25860       109,466
    01/01/2011 to 12/31/2011.........  $11.25860    $10.79250       175,157
    01/01/2012 to 12/31/2012.........  $10.79250    $12.42576       307,952
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02850    $10.06988         9,561
    01/01/2012 to 12/31/2012.........  $10.06988    $10.38070        93,513
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95889    $11.94964       170,123
    01/01/2011 to 12/31/2011.........  $11.94964    $11.94490       273,121
    01/01/2012 to 12/31/2012.........  $11.94490    $13.19559       476,410
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97302    $11.45213        78,400
    01/01/2011 to 04/29/2011.........  $11.45213    $12.84323             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99859    $10.32013       586,313
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93907    $11.70034       288,382
    01/01/2011 to 12/31/2011.........  $11.70034    $ 9.17013       402,766
    01/01/2012 to 12/31/2012.........  $ 9.17013    $10.63028       643,783
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00802    $10.10254       328,141
    01/01/2011 to 12/31/2011.........  $10.10254    $10.15429       419,219
    01/01/2012 to 12/31/2012.........  $10.15429    $10.44990       430,403
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00694    $10.37575     1,898,043
    01/01/2011 to 12/31/2011.........  $10.37575    $10.52377     2,792,279
    01/01/2012 to 12/31/2012.........  $10.52377    $11.30899     5,031,925
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98956    $10.61981     3,242,388
    01/01/2011 to 12/31/2011.........  $10.61981    $10.54353     4,685,807
    01/01/2012 to 12/31/2012.........  $10.54353    $11.43927     8,150,950
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01851    $10.06978        11,360
    01/01/2012 to 12/31/2012.........  $10.06978    $10.60206        88,276
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.91439         8,682
    01/01/2011 to 12/31/2011.........  $10.91439    $11.10006        48,028
    01/01/2012 to 12/31/2012.........  $11.10006    $12.96275       202,404

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.89689              0
    01/01/2012 to 12/31/2012.........  $ 8.89689    $ 9.89612              0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97784    $10.99668      1,174,122
    01/01/2011 to 12/31/2011.........  $10.99668    $10.55184      1,947,147
    01/01/2012 to 12/31/2012.........  $10.55184    $12.02166      3,815,640
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98247    $10.78795      1,634,717
    01/01/2011 to 12/31/2011.........  $10.78795    $10.24638      3,042,140
    01/01/2012 to 12/31/2012.........  $10.24638    $11.19370      4,556,487
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96097    $12.64476         51,212
    01/01/2011 to 12/31/2011.........  $12.64476    $12.30830        117,969
    01/01/2012 to 12/31/2012.........  $12.30830    $13.57203        225,275
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96440    $11.49200         44,213
    01/01/2011 to 12/31/2011.........  $11.49200    $10.62167         63,209
    01/01/2012 to 12/31/2012.........  $10.62167    $12.33695        107,553
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99229    $10.71605      2,863,672
    01/01/2011 to 12/31/2011.........  $10.71605    $10.74314      5,207,868
    01/01/2012 to 12/31/2012.........  $10.74314    $11.98557     11,334,791
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98593    $10.56101        108,763
    01/01/2011 to 12/31/2011.........  $10.56101    $10.21155        129,064
    01/01/2012 to 12/31/2012.........  $10.21155    $11.76932        395,355
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98028    $10.33385        143,314
    01/01/2011 to 12/31/2011.........  $10.33385    $10.57749        215,632
    01/01/2012 to 12/31/2012.........  $10.57749    $10.94077        334,073
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97117    $11.16117        215,479
    01/01/2011 to 12/31/2011.........  $11.16117    $10.78581        352,937
    01/01/2012 to 12/31/2012.........  $10.78581    $12.46639        709,302
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85984    $11.50158        240,457
    01/01/2011 to 12/31/2011.........  $11.50158    $ 9.61963        356,895
    01/01/2012 to 12/31/2012.........  $ 9.61963    $ 9.79779        584,029

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99859    $ 8.83435       317,149
    01/01/2012 to 12/31/2012.........  $ 8.83435    $ 9.63986     1,128,299
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99859    $10.42309       325,487
    01/01/2011 to 12/31/2011.........  $10.42309    $10.86347       572,681
    01/01/2012 to 12/31/2012.........  $10.86347    $11.51711       894,105
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97112    $10.66370     2,123,199
    01/01/2011 to 12/31/2011.........  $10.66370    $10.30757     3,032,527
    01/01/2012 to 09/21/2012.........  $10.30757    $11.54366             0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (1.90%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96772    $10.79905      154,943
    01/01/2011 to 12/31/2011.........  $10.79905    $10.31246      132,153
    01/01/2012 to 12/31/2012.........  $10.31246    $11.38762      114,082
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97840    $10.90484      298,834
    01/01/2011 to 12/31/2011.........  $10.90484    $10.71003      216,324
    01/01/2012 to 12/31/2012.........  $10.71003    $11.94022      205,646
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00693    $10.79979        4,541
    01/01/2011 to 12/31/2011.........  $10.79979    $10.97329        4,342
    01/01/2012 to 05/04/2012.........  $10.97329    $11.91269            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98868    $10.75742      495,866
    01/01/2011 to 12/31/2011.........  $10.75742    $10.42508      429,911
    01/01/2012 to 12/31/2012.........  $10.42508    $11.50261      393,067
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99842    $ 9.15128            0
    01/01/2012 to 12/31/2012.........  $ 9.15128    $10.04504            0
 AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98603    $10.67390        9,539
    01/01/2011 to 12/31/2011.........  $10.67390    $10.41987        2,561
    01/01/2012 to 12/31/2012.........  $10.41987    $11.59143        2,472
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99842    $10.59081        9,925
    01/01/2011 to 12/31/2011.........  $10.59081    $11.57526      787,005
    01/01/2012 to 12/31/2012.........  $11.57526    $11.93630      778,842

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   03/15/2010 to 12/31/2010...........  $10.00713    $10.63369            0
   01/01/2011 to 12/31/2011...........  $10.63369    $11.84852      711,400
   01/01/2012 to 12/31/2012...........  $11.84852    $12.28752      647,706
AST BOND PORTFOLIO 2019
   03/15/2010 to 12/31/2010...........  $ 9.99842    $10.63662            0
   01/01/2011 to 12/31/2011...........  $10.63662    $12.10168            0
   01/01/2012 to 12/31/2012...........  $12.10168    $12.56702       91,657
AST BOND PORTFOLIO 2020
   03/15/2010 to 12/31/2010...........  $10.00925    $10.66744            0
   01/01/2011 to 12/31/2011...........  $10.66744    $12.41953          470
   01/01/2012 to 12/31/2012...........  $12.41953    $12.95314            0
AST BOND PORTFOLIO 2021
   03/15/2010 to 12/31/2010...........  $10.00818    $10.76903            0
   01/01/2011 to 12/31/2011...........  $10.76903    $12.70955      861,992
   01/01/2012 to 12/31/2012...........  $12.70955    $13.31482      810,057
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99842    $12.00835      353,944
   01/01/2012 to 12/31/2012...........  $12.00835    $12.46866      553,030
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99790    $10.38840       79,723
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97759    $10.83811      288,561
   01/01/2011 to 12/31/2011...........  $10.83811    $10.37448      161,314
   01/01/2012 to 12/31/2012...........  $10.37448    $11.57366      136,989
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98748    $10.79117      253,274
   01/01/2011 to 12/31/2011...........  $10.79117    $10.39420      169,711
   01/01/2012 to 12/31/2012...........  $10.39420    $11.24487      146,649
AST COHEN & STEERS REALTY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.95981    $11.79118        8,354
   01/01/2011 to 12/31/2011...........  $11.79118    $12.32991        9,082
   01/01/2012 to 12/31/2012...........  $12.32991    $13.95173        6,438
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97176    $12.16375        2,818
   01/01/2011 to 12/31/2011...........  $12.16375    $10.36831        2,704
   01/01/2012 to 12/31/2012...........  $10.36831    $12.21274        2,241

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99842    $10.88634       84,105
   01/01/2011 to 12/31/2011...........  $10.88634    $10.41579       63,624
   01/01/2012 to 12/31/2012...........  $10.41579    $11.61080       62,762
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97590    $11.02002      203,708
   01/01/2011 to 12/31/2011...........  $11.02002    $10.64837      156,932
   01/01/2012 to 12/31/2012...........  $10.64837    $11.55676      142,625
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96342    $11.51434      138,008
   01/01/2011 to 12/31/2011...........  $11.51434    $10.59391       87,805
   01/01/2012 to 12/31/2012...........  $10.59391    $11.73515       80,358
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99843    $10.72966      215,706
AST GLOBAL REAL ESTATE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97009    $11.55054        6,075
   01/01/2011 to 12/31/2011...........  $11.55054    $10.76044        2,731
   01/01/2012 to 12/31/2012...........  $10.76044    $13.38514        2,361
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.01842    $10.78581       12,389
   01/01/2011 to 12/31/2011...........  $10.78581    $10.16248        5,211
   01/01/2012 to 12/31/2012...........  $10.16248    $11.93949        5,478
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99167    $10.77026        8,117
   01/01/2011 to 12/31/2011...........  $10.77026    $ 9.98271        3,561
   01/01/2012 to 12/31/2012...........  $ 9.98271    $11.71868        3,339
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.01975    $11.42143       14,643
   01/01/2011 to 12/31/2011...........  $11.42143    $10.87115       10,984
   01/01/2012 to 12/31/2012...........  $10.87115    $12.75606        6,987
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96505    $11.49647       12,376
   01/01/2011 to 12/31/2011...........  $11.49647    $11.42521        9,830
   01/01/2012 to 12/31/2012...........  $11.42521    $12.96647        6,907
AST HIGH YIELD PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98440    $10.76839       14,033
   01/01/2011 to 12/31/2011...........  $10.76839    $10.89931       11,010
   01/01/2012 to 12/31/2012...........  $10.89931    $12.17532        9,565

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98817    $10.70690      133,407
   01/01/2011 to 12/31/2011...........  $10.70690    $10.45048       88,967
   01/01/2012 to 12/31/2012...........  $10.45048    $11.29012       62,652
AST INTERNATIONAL GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92925    $11.26302       11,414
   01/01/2011 to 12/31/2011...........  $11.26302    $ 9.62127        7,245
   01/01/2012 to 12/31/2012...........  $ 9.62127    $11.36049        6,477
AST INTERNATIONAL VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92912    $10.80157        5,018
   01/01/2011 to 12/31/2011...........  $10.80157    $ 9.26679        3,829
   01/01/2012 to 12/31/2012...........  $ 9.26679    $10.60652        3,715
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97666    $10.87788       50,507
   01/01/2011 to 12/31/2011...........  $10.87788    $10.61070       47,740
   01/01/2012 to 12/31/2012...........  $10.61070    $11.82263       49,065
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99842    $10.59346      112,641
   01/01/2011 to 12/31/2011...........  $10.59346    $10.41679       83,867
   01/01/2012 to 12/31/2012...........  $10.41679    $11.31408       70,443
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97127    $10.78242       17,547
   01/01/2011 to 12/31/2011...........  $10.78242    $10.64798       11,764
   01/01/2012 to 12/31/2012...........  $10.64798    $12.03168       10,338
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97159    $10.56699        1,476
   01/01/2011 to 12/31/2011...........  $10.56699    $ 9.75777          704
   01/01/2012 to 12/31/2012...........  $ 9.75777    $10.83886          564
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92178    $10.56344        4,504
   01/01/2011 to 12/31/2011...........  $10.56344    $ 9.41473        1,853
   01/01/2012 to 12/31/2012...........  $ 9.41473    $11.25910        2,083
AST LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99041    $10.62452            0
   01/01/2011 to 12/31/2011...........  $10.62452    $ 9.98690            0
   01/01/2012 to 12/31/2012...........  $ 9.98690    $11.45122            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98860    $10.82752          893
   01/01/2011 to 12/31/2011...........  $10.82752    $11.70248        1,403
   01/01/2012 to 12/31/2012...........  $11.70248    $12.16055          991

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99253    $11.31191       6,498
   01/01/2011 to 12/31/2011...........  $11.31191    $10.99595       2,780
   01/01/2012 to 12/31/2012...........  $10.99595    $12.10993       2,872
AST MFS GLOBAL EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98755    $10.90100       7,833
   01/01/2011 to 12/31/2011...........  $10.90100    $10.35922       5,493
   01/01/2012 to 12/31/2012...........  $10.35922    $12.50742       3,959
AST MFS GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99842    $10.87655       6,060
   01/01/2011 to 12/31/2011...........  $10.87655    $10.60683       2,566
   01/01/2012 to 12/31/2012...........  $10.60683    $12.18265       3,081
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99843    $10.18715           0
AST MID-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98869    $11.50772       2,859
   01/01/2011 to 12/31/2011...........  $11.50772    $10.89980         978
   01/01/2012 to 12/31/2012...........  $10.89980    $12.66098       1,022
AST MONEY MARKET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99843    $ 9.84822         634
   01/01/2011 to 12/31/2011...........  $ 9.84822    $ 9.66356         390
   01/01/2012 to 12/31/2012...........  $ 9.66356    $ 9.48024         275
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99098    $11.24020       2,569
   01/01/2011 to 12/31/2011...........  $11.24020    $10.75300       1,902
   01/01/2012 to 12/31/2012...........  $10.75300    $12.35515       1,785
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02833    $10.06632           0
   01/01/2012 to 12/31/2012...........  $10.06632    $10.35604           0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.95872    $11.93011       3,805
   01/01/2011 to 12/31/2011...........  $11.93011    $11.90113       1,963
   01/01/2012 to 12/31/2012...........  $11.90113    $13.12034       2,568
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97285    $11.43344       1,379
   01/01/2011 to 04/29/2011...........  $11.43344    $12.81381           0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99843    $10.30591       4,572

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.93890    $11.68109       24,943
   01/01/2011 to 12/31/2011...........  $11.68109    $ 9.13642       17,385
   01/01/2012 to 12/31/2012...........  $ 9.13642    $10.56957       10,106
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00785    $10.08594       15,226
   01/01/2011 to 12/31/2011...........  $10.08594    $10.11721       11,174
   01/01/2012 to 12/31/2012...........  $10.11721    $10.39081       10,747
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00677    $10.35874      160,936
   01/01/2011 to 12/31/2011...........  $10.35874    $10.48519       94,123
   01/01/2012 to 12/31/2012...........  $10.48519    $11.24454       84,364
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98939    $10.60245      393,476
   01/01/2011 to 12/31/2011...........  $10.60245    $10.50489      272,532
   01/01/2012 to 12/31/2012...........  $10.50489    $11.37415      244,555
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01834    $10.06623            0
   01/01/2012 to 12/31/2012...........  $10.06623    $10.57685            0
AST QMA US EQUITY ALPHA PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99842    $10.89657        2,332
   01/01/2011 to 12/31/2011...........  $10.89657    $11.05948        1,101
   01/01/2012 to 12/31/2012...........  $11.05948    $12.88919        1,075
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99842    $ 8.88478            0
   01/01/2012 to 12/31/2012...........  $ 8.88478    $ 9.86246            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97768    $10.97865       90,109
   01/01/2011 to 12/31/2011...........  $10.97865    $10.51321       72,183
   01/01/2012 to 12/31/2012...........  $10.51321    $11.95330       79,833
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98231    $10.77026       98,208
   01/01/2011 to 12/31/2011...........  $10.77026    $10.20877      154,236
   01/01/2012 to 12/31/2012...........  $10.20877    $11.13003      130,486
AST SMALL-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96081    $12.62411        2,369
   01/01/2011 to 12/31/2011...........  $12.62411    $12.26334          985
   01/01/2012 to 12/31/2012...........  $12.26334    $13.49477        1,295

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96424    $11.47308        2,916
   01/01/2011 to 12/31/2011...........  $11.47308    $10.58275        1,021
   01/01/2012 to 12/31/2012...........  $10.58275    $12.26676          914
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99212    $10.69858      424,416
   01/01/2011 to 12/31/2011...........  $10.69858    $10.70386      354,864
   01/01/2012 to 12/31/2012...........  $10.70386    $11.91749      311,145
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98577    $10.54371       15,541
   01/01/2011 to 12/31/2011...........  $10.54371    $10.17416       10,893
   01/01/2012 to 12/31/2012...........  $10.17416    $11.70232       10,075
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98011    $10.31689       24,262
   01/01/2011 to 12/31/2011...........  $10.31689    $10.53864       16,566
   01/01/2012 to 12/31/2012...........  $10.53864    $10.87844       15,623
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97100    $11.14285       35,721
   01/01/2011 to 12/31/2011...........  $11.14285    $10.74611       28,961
   01/01/2012 to 12/31/2012...........  $10.74611    $12.39520       23,590
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.85968    $11.48283       16,796
   01/01/2011 to 12/31/2011...........  $11.48283    $ 9.58441       13,137
   01/01/2012 to 12/31/2012...........  $ 9.58441    $ 9.74218       10,910
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99842    $ 8.82229            0
   01/01/2012 to 12/31/2012...........  $ 8.82229    $ 9.60719       10,169
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99842    $10.40601       37,972
   01/01/2011 to 12/31/2011...........  $10.40601    $10.82363       22,075
   01/01/2012 to 12/31/2012...........  $10.82363    $11.45149       21,616
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   03/15/2010 to 12/31/2010...........  $ 9.97095    $10.64626      288,389
   01/01/2011 to 12/31/2011...........  $10.64626    $10.26981      212,446
   01/01/2012 to 09/21/2012...........  $10.26981    $11.48435            0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.10%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96755    $10.78127       616,622
    01/01/2011 to 12/31/2011.........  $10.78127    $10.27449     1,188,522
    01/01/2012 to 12/31/2012.........  $10.27449    $11.32236     1,537,363
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97824    $10.88690       470,553
    01/01/2011 to 12/31/2011.........  $10.88690    $10.67064       735,064
    01/01/2012 to 12/31/2012.........  $10.67064    $11.87203     1,358,648
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00677    $10.78205        23,240
    01/01/2011 to 12/31/2011.........  $10.78205    $10.93295        36,914
    01/01/2012 to 05/04/2012.........  $10.93295    $11.86055             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98851    $10.73966       572,938
    01/01/2011 to 12/31/2011.........  $10.73966    $10.38658       960,066
    01/01/2012 to 12/31/2012.........  $10.38658    $11.43662     1,455,490
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 9.13879        82,761
    01/01/2012 to 12/31/2012.........  $ 9.13879    $10.01086       388,295
 AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98586    $10.65635         7,248
    01/01/2011 to 12/31/2011.........  $10.65635    $10.38154        30,066
    01/01/2012 to 12/31/2012.........  $10.38154    $11.52522        47,433
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97742    $10.82029       534,767
    01/01/2011 to 12/31/2011.........  $10.82029    $10.33635       590,706
    01/01/2012 to 12/31/2012.........  $10.33635    $11.50768       998,236

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98731    $10.77337       409,386
    01/01/2011 to 12/31/2011.........  $10.77337    $10.35589       684,746
    01/01/2012 to 12/31/2012.........  $10.35589    $11.18047     1,280,409
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95965    $11.77181        25,309
    01/01/2011 to 12/31/2011.........  $11.77181    $12.28453        27,831
    01/01/2012 to 12/31/2012.........  $12.28453    $13.87195        55,888
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97159    $12.14387        23,445
    01/01/2011 to 12/31/2011.........  $12.14387    $10.33026        36,225
    01/01/2012 to 12/31/2012.........  $10.33026    $12.14309        52,355
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.86854       186,146
    01/01/2011 to 12/31/2011.........  $10.86854    $10.37751       412,292
    01/01/2012 to 12/31/2012.........  $10.37751    $11.54455       788,885
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97573    $11.00198       514,803
    01/01/2011 to 12/31/2011.........  $11.00198    $10.60927       978,290
    01/01/2012 to 12/31/2012.........  $10.60927    $11.49073     1,613,890
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96325    $11.49547       376,361
    01/01/2011 to 12/31/2011.........  $11.49547    $10.55499       757,177
    01/01/2012 to 12/31/2012.........  $10.55499    $11.66811     1,007,820
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.71478     1,295,548
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96993    $11.53165        19,913
    01/01/2011 to 12/31/2011.........  $11.53165    $10.72094        18,697
    01/01/2012 to 12/31/2012.........  $10.72094    $13.30873        29,922
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01826    $10.76811        11,213
    01/01/2011 to 12/31/2011.........  $10.76811    $10.12518        12,107
    01/01/2012 to 12/31/2012.........  $10.12518    $11.87142        22,047
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99150    $10.75256        21,331
    01/01/2011 to 12/31/2011.........  $10.75256    $ 9.94608        50,887
    01/01/2012 to 12/31/2012.........  $ 9.94608    $11.65181        89,883

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01958    $11.40273        17,909
    01/01/2011 to 12/31/2011.........  $11.40273    $10.83119        31,037
    01/01/2012 to 12/31/2012.........  $10.83119    $12.68323        67,026
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96489    $11.47751        44,646
    01/01/2011 to 12/31/2011.........  $11.47751    $11.38312        47,480
    01/01/2012 to 12/31/2012.........  $11.38312    $12.89210        77,117
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98423    $10.75077        47,933
    01/01/2011 to 12/31/2011.........  $10.75077    $10.85949        66,789
    01/01/2012 to 12/31/2012.........  $10.85949    $12.10603        88,288
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98800    $10.68940       274,293
    01/01/2011 to 12/31/2011.........  $10.68940    $10.41222       413,703
    01/01/2012 to 12/31/2012.........  $10.41222    $11.22580       631,707
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92909    $11.24449        20,260
    01/01/2011 to 12/31/2011.........  $11.24449    $ 9.58589        24,041
    01/01/2012 to 12/31/2012.........  $ 9.58589    $11.29559        35,590
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92896    $10.78368        15,359
    01/01/2011 to 12/31/2011.........  $10.78368    $ 9.23249        30,645
    01/01/2012 to 12/31/2012.........  $ 9.23249    $10.54563        42,525
 AST INVESTMENT GRADE BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00649    $10.58844           395
    01/01/2011 to 12/31/2011.........  $10.58844    $11.65657     4,284,339
    01/01/2012 to 12/31/2012.........  $11.65657    $12.48437     1,875,844
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97649    $10.86001       180,020
    01/01/2011 to 12/31/2011.........  $10.86001    $10.57177       326,722
    01/01/2012 to 12/31/2012.........  $10.57177    $11.75519       600,897
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.57605       175,060
    01/01/2011 to 12/31/2011.........  $10.57605    $10.37847       273,353
    01/01/2012 to 12/31/2012.........  $10.37847    $11.24938       422,245
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97111    $10.76470        11,375
    01/01/2011 to 12/31/2011.........  $10.76470    $10.60883        43,364
    01/01/2012 to 12/31/2012.........  $10.60883    $11.96308        80,352

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $10.54959       18,414
    01/01/2011 to 12/31/2011.........  $10.54959    $ 9.72183       30,744
    01/01/2012 to 12/31/2012.........  $ 9.72183    $10.77688       55,779
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92161    $10.54608       69,067
    01/01/2011 to 12/31/2011.........  $10.54608    $ 9.38012       81,760
    01/01/2012 to 12/31/2012.........  $ 9.38012    $11.19486      138,763
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99024    $10.60710        9,369
    01/01/2011 to 12/31/2011.........  $10.60710    $ 9.95015        8,712
    01/01/2012 to 12/31/2012.........  $ 9.95015    $11.38581       18,692
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98843    $10.80977       21,880
    01/01/2011 to 12/31/2011.........  $10.80977    $11.65957       74,063
    01/01/2012 to 12/31/2012.........  $11.65957    $12.09112      150,777
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99236    $11.29330       61,542
    01/01/2011 to 12/31/2011.........  $11.29330    $10.95551       80,684
    01/01/2012 to 12/31/2012.........  $10.95551    $12.04063      135,355
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98739    $10.88308       35,110
    01/01/2011 to 12/31/2011.........  $10.88308    $10.32113       51,259
    01/01/2012 to 12/31/2012.........  $10.32113    $12.43595       78,335
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.85871       15,539
    01/01/2011 to 12/31/2011.........  $10.85871    $10.56782       28,979
    01/01/2012 to 12/31/2012.........  $10.56782    $12.11316       59,322
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99826    $10.17946            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98852    $11.48881       21,125
    01/01/2011 to 12/31/2011.........  $11.48881    $10.85968       16,563
    01/01/2012 to 12/31/2012.........  $10.85968    $12.58860       32,066
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $ 9.83210       68,016
    01/01/2011 to 12/31/2011.........  $ 9.83210    $ 9.62805      130,445
    01/01/2012 to 12/31/2012.........  $ 9.62805    $ 9.42621      155,067
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99081    $11.22185       23,350
    01/01/2011 to 12/31/2011.........  $11.22185    $10.71360       49,052
    01/01/2012 to 12/31/2012.........  $10.71360    $12.28480       90,654

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02817    $10.06278         8,399
    01/01/2012 to 12/31/2012.........  $10.06278    $10.33112        29,471
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95855    $11.91048        48,483
    01/01/2011 to 12/31/2011.........  $11.91048    $11.85733        46,767
    01/01/2012 to 12/31/2012.........  $11.85733    $13.04531        71,398
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97268    $11.41452         6,289
    01/01/2011 to 04/29/2011.........  $11.41452    $12.78404             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.29169        97,976
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93873    $11.66195        84,926
    01/01/2011 to 12/31/2011.........  $11.66195    $ 9.10284        90,497
    01/01/2012 to 12/31/2012.........  $ 9.10284    $10.50918       143,486
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00768    $10.06943        52,634
    01/01/2011 to 12/31/2011.........  $10.06943    $10.07987        87,127
    01/01/2012 to 12/31/2012.........  $10.07987    $10.33107       107,653
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.34172       542,883
    01/01/2011 to 12/31/2011.........  $10.34172    $10.44670       725,486
    01/01/2012 to 12/31/2012.........  $10.44670    $11.18028     1,202,300
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98922    $10.58499       861,017
    01/01/2011 to 12/31/2011.........  $10.58499    $10.46635     1,285,489
    01/01/2012 to 12/31/2012.........  $10.46635    $11.30921     1,905,620
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01818    $10.06267             0
    01/01/2012 to 12/31/2012.........  $10.06267    $10.55146        26,834
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.87869         5,467
    01/01/2011 to 12/31/2011.........  $10.87869    $11.01886        11,596
    01/01/2012 to 12/31/2012.........  $11.01886    $12.81560        21,851
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.87255             0
    01/01/2012 to 12/31/2012.........  $ 8.87255    $ 9.82884             0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97751    $10.96058       500,697
    01/01/2011 to 12/31/2011.........  $10.96058    $10.47443       653,736
    01/01/2012 to 12/31/2012.........  $10.47443    $11.88484     1,045,311

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98214    $10.75257       579,333
    01/01/2011 to 12/31/2011.........  $10.75257    $10.17124       731,970
    01/01/2012 to 12/31/2012.........  $10.17124    $11.06628     1,046,899
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96064    $12.60328        13,391
    01/01/2011 to 12/31/2011.........  $12.60328    $12.21817        27,114
    01/01/2012 to 12/31/2012.........  $12.21817    $13.41755        46,297
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96407    $11.45416         7,722
    01/01/2011 to 12/31/2011.........  $11.45416    $10.54377        12,218
    01/01/2012 to 12/31/2012.........  $10.54377    $12.19664        18,498
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99195    $10.68099       707,216
    01/01/2011 to 12/31/2011.........  $10.68099    $10.66444     1,337,590
    01/01/2012 to 12/31/2012.........  $10.66444    $11.84920     2,328,321
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98560    $10.52650        56,818
    01/01/2011 to 12/31/2011.........  $10.52650    $10.13681        51,784
    01/01/2012 to 12/31/2012.........  $10.13681    $11.63543        84,564
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97994    $10.29998        29,703
    01/01/2011 to 12/31/2011.........  $10.29998    $10.49994        64,033
    01/01/2012 to 12/31/2012.........  $10.49994    $10.81629        82,860
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97083    $11.12457        55,153
    01/01/2011 to 12/31/2011.........  $11.12457    $10.70663        65,814
    01/01/2012 to 12/31/2012.........  $10.70663    $12.32438       225,910
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85951    $11.46379        53,809
    01/01/2011 to 12/31/2011.........  $11.46379    $ 9.54897        87,132
    01/01/2012 to 12/31/2012.........  $ 9.54897    $ 9.68622       145,906
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99826    $ 8.81016        83,306
    01/01/2012 to 12/31/2012.........  $ 8.81016    $ 9.57427       212,135
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99826    $10.38898       105,724
    01/01/2011 to 12/31/2011.........  $10.38898    $10.78389       181,083
    01/01/2012 to 12/31/2012.........  $10.78389    $11.38606       240,075
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97078    $10.62883       617,891
    01/01/2011 to 12/31/2011.........  $10.62883    $10.23205       889,696
    01/01/2012 to 09/21/2012.........  $10.23205    $11.42516             0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.30%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96738    $10.76360      119,777
    01/01/2011 to 12/31/2011.........  $10.76360    $10.23677       63,270
    01/01/2012 to 12/31/2012.........  $10.23677    $11.25791       55,665
 AST ADVANCED STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97807    $10.86903      135,746
    01/01/2011 to 12/31/2011.........  $10.86903    $10.63140       97,104
    01/01/2012 to 12/31/2012.........  $10.63140    $11.80420       86,608
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00660    $10.76424        1,802
    01/01/2011 to 12/31/2011.........  $10.76424    $10.89267        1,502
    01/01/2012 to 05/04/2012.........  $10.89267    $11.80858            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98834    $10.72203      264,599
    01/01/2011 to 12/31/2011.........  $10.72203    $10.34844      228,689
    01/01/2012 to 12/31/2012.........  $10.34844    $11.37141      207,751
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 9.12620            0
    01/01/2012 to 12/31/2012.........  $ 9.12620    $ 9.97667            0
 AST BLACKROCK VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98570    $10.63879        6,319
    01/01/2011 to 12/31/2011.........  $10.63879    $10.34328        2,009
    01/01/2012 to 12/31/2012.........  $10.34328    $11.45924        2,026
 AST BOND PORTFOLIO 2017
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55604        4,400
    01/01/2011 to 12/31/2011.........  $10.55604    $11.49032      558,066
    01/01/2012 to 12/31/2012.........  $11.49032    $11.80030      530,733

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    03/15/2010 to 12/31/2010.........  $10.00679    $10.59877            0
    01/01/2011 to 12/31/2011.........  $10.59877    $11.76169      615,430
    01/01/2012 to 12/31/2012.........  $11.76169    $12.14766      703,996
 AST BOND PORTFOLIO 2019
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.60163            0
    01/01/2011 to 12/31/2011.........  $10.60163    $12.01278            0
    01/01/2012 to 12/31/2012.........  $12.01278    $12.42372       53,846
 AST BOND PORTFOLIO 2020
    03/15/2010 to 12/31/2010.........  $10.00891    $10.63229            0
    01/01/2011 to 12/31/2011.........  $10.63229    $12.32822          201
    01/01/2012 to 12/31/2012.........  $12.32822    $12.80538            0
 AST BOND PORTFOLIO 2021
    03/15/2010 to 12/31/2010.........  $10.00784    $10.73369            0
    01/01/2011 to 12/31/2011.........  $10.73369    $12.61630      453,232
    01/01/2012 to 12/31/2012.........  $12.61630    $13.16317      428,448
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99809    $11.95962       94,051
    01/01/2012 to 12/31/2012.........  $11.95962    $12.36732      176,446
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99746    $10.34590       30,847
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97725    $10.80239      305,283
    01/01/2011 to 12/31/2011.........  $10.80239    $10.29819      176,110
    01/01/2012 to 12/31/2012.........  $10.29819    $11.44169      156,027
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98715    $10.75566       87,015
    01/01/2011 to 12/31/2011.........  $10.75566    $10.31779       60,253
    01/01/2012 to 12/31/2012.........  $10.31779    $11.11657       51,711
 AST COHEN & STEERS REALTY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95948    $11.75243        3,756
    01/01/2011 to 12/31/2011.........  $11.75243    $12.23924        3,216
    01/01/2012 to 12/31/2012.........  $12.23924    $13.79249        3,016
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97142    $12.12383       10,502
    01/01/2011 to 12/31/2011.........  $12.12383    $10.29217        4,152
    01/01/2012 to 12/31/2012.........  $10.29217    $12.07351        2,799

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.85057       41,534
    01/01/2011 to 12/31/2011.........  $10.85057    $10.33928       30,417
    01/01/2012 to 12/31/2012.........  $10.33928    $11.47849       24,505
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97557    $10.98381      112,953
    01/01/2011 to 12/31/2011.........  $10.98381    $10.57010       94,586
    01/01/2012 to 12/31/2012.........  $10.57010    $11.42496       80,938
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96308    $11.47648       70,900
    01/01/2011 to 12/31/2011.........  $11.47648    $10.51610       58,001
    01/01/2012 to 12/31/2012.........  $10.51610    $11.60136       48,000
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.69999      194,984
 AST GLOBAL REAL ESTATE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96976    $11.51275        2,506
    01/01/2011 to 12/31/2011.........  $11.51275    $10.68145        1,555
    01/01/2012 to 12/31/2012.........  $10.68145    $13.23265        1,841
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01809    $10.75038        1,700
    01/01/2011 to 12/31/2011.........  $10.75038    $10.08777        2,218
    01/01/2012 to 12/31/2012.........  $10.08777    $11.80336        2,264
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99134    $10.73491       19,275
    01/01/2011 to 12/31/2011.........  $10.73491    $ 9.90949        7,044
    01/01/2012 to 12/31/2012.........  $ 9.90949    $11.58529        6,111
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.01941    $11.38383        9,315
    01/01/2011 to 12/31/2011.........  $11.38383    $10.79120        4,713
    01/01/2012 to 12/31/2012.........  $10.79120    $12.61054        3,989
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96472    $11.45866        7,737
    01/01/2011 to 12/31/2011.........  $11.45866    $11.34127        3,541
    01/01/2012 to 12/31/2012.........  $11.34127    $12.81851        3,365
 AST HIGH YIELD PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98406    $10.73309        6,489
    01/01/2011 to 12/31/2011.........  $10.73309    $10.81948        5,584
    01/01/2012 to 12/31/2012.........  $10.81948    $12.03683        5,190

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98783    $10.67177       54,102
    01/01/2011 to 12/31/2011.........  $10.67177    $10.37382       28,997
    01/01/2012 to 12/31/2012.........  $10.37382    $11.16148       27,954
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92892    $11.22607        7,047
    01/01/2011 to 12/31/2011.........  $11.22607    $ 9.55062        3,231
    01/01/2012 to 12/31/2012.........  $ 9.55062    $11.23108        2,698
 AST INTERNATIONAL VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92879    $10.76596        1,863
    01/01/2011 to 12/31/2011.........  $10.76596    $ 9.19856        5,339
    01/01/2012 to 12/31/2012.........  $ 9.19856    $10.48534        3,699
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97632    $10.84209       16,667
    01/01/2011 to 12/31/2011.........  $10.84209    $10.53278       11,827
    01/01/2012 to 12/31/2012.........  $10.53278    $11.68784       11,711
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.55869       81,043
    01/01/2011 to 12/31/2011.........  $10.55869    $10.34036       58,277
    01/01/2012 to 12/31/2012.........  $10.34036    $11.18508       55,380
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97094    $10.74695          200
    01/01/2011 to 12/31/2011.........  $10.74695    $10.56966        2,545
    01/01/2012 to 12/31/2012.........  $10.56966    $11.89459        2,286
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97125    $10.53223        7,561
    01/01/2011 to 12/31/2011.........  $10.53223    $ 9.68613        4,803
    01/01/2012 to 12/31/2012.........  $ 9.68613    $10.71530        3,915
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.92144    $10.52888        1,727
    01/01/2011 to 12/31/2011.........  $10.52888    $ 9.34567          795
    01/01/2012 to 12/31/2012.........  $ 9.34567    $11.13086          623
 AST LARGE-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99007    $10.58960          213
    01/01/2011 to 12/31/2011.........  $10.58960    $ 9.91346           98
    01/01/2012 to 12/31/2012.........  $ 9.91346    $11.32062          123
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98826    $10.79204        2,161
    01/01/2011 to 12/31/2011.........  $10.79204    $11.61675          918
    01/01/2012 to 12/31/2012.........  $11.61675    $12.02209        2,209

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99219    $11.27468       16,118
    01/01/2011 to 12/31/2011.........  $11.27468    $10.91510        5,251
    01/01/2012 to 12/31/2012.........  $10.91510    $11.97169        4,493
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98722    $10.86514        5,725
    01/01/2011 to 12/31/2011.........  $10.86514    $10.28312        2,065
    01/01/2012 to 12/31/2012.........  $10.28312    $12.36479        1,446
 AST MFS GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.84075        1,029
    01/01/2011 to 12/31/2011.........  $10.84075    $10.52884          406
    01/01/2012 to 12/31/2012.........  $10.52884    $12.04371          872
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99809    $10.17167            0
 AST MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98835    $11.46980        4,759
    01/01/2011 to 12/31/2011.........  $11.46980    $10.81966        3,066
    01/01/2012 to 12/31/2012.........  $10.81966    $12.51658        2,660
 AST MONEY MARKET PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $ 9.81590            0
    01/01/2011 to 12/31/2011.........  $ 9.81590    $ 9.59256        2,518
    01/01/2012 to 12/31/2012.........  $ 9.59256    $ 9.37229          144
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99064    $11.20328        6,181
    01/01/2011 to 12/31/2011.........  $11.20328    $10.67411        2,275
    01/01/2012 to 12/31/2012.........  $10.67411    $12.21442        1,637
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02800    $10.05926            0
    01/01/2012 to 12/31/2012.........  $10.05926    $10.30632            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.95838    $11.89091          383
    01/01/2011 to 12/31/2011.........  $11.89091    $11.81371          202
    01/01/2012 to 12/31/2012.........  $11.81371    $12.97081          503
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97251    $11.39598        2,247
    01/01/2011 to 04/29/2011.........  $11.39598    $12.75479            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99809    $10.27736        1,469

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.93856    $11.64283       16,639
    01/01/2011 to 12/31/2011.........  $11.64283    $ 9.06934        8,350
    01/01/2012 to 12/31/2012.........  $ 9.06934    $10.44909        5,713
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00751    $10.05274          998
    01/01/2011 to 12/31/2011.........  $10.05274    $10.04285        1,989
    01/01/2012 to 12/31/2012.........  $10.04285    $10.27228          569
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $10.00643    $10.32475      156,041
    01/01/2011 to 12/31/2011.........  $10.32475    $10.40836      103,225
    01/01/2012 to 12/31/2012.........  $10.40836    $11.11653       98,464
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98905    $10.56757      139,048
    01/01/2011 to 12/31/2011.........  $10.56757    $10.42777      129,216
    01/01/2012 to 12/31/2012.........  $10.42777    $11.24445      115,507
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01801    $10.05915            0
    01/01/2012 to 12/31/2012.........  $10.05915    $10.52610          274
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.86080        1,459
    01/01/2011 to 12/31/2011.........  $10.86080    $10.97830          513
    01/01/2012 to 12/31/2012.........  $10.97830    $12.74231          617
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.86034            0
    01/01/2012 to 12/31/2012.........  $ 8.86034    $ 9.79521            0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97734    $10.94264       58,803
    01/01/2011 to 12/31/2011.........  $10.94264    $10.43605       39,597
    01/01/2012 to 12/31/2012.........  $10.43605    $11.81699       37,013
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98197    $10.73491       87,020
    01/01/2011 to 12/31/2011.........  $10.73491    $10.13379       51,589
    01/01/2012 to 12/31/2012.........  $10.13379    $11.00305       44,799
 AST SMALL-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96047    $12.58259        2,465
    01/01/2011 to 12/31/2011.........  $12.58259    $12.17325        1,253
    01/01/2012 to 12/31/2012.........  $12.17325    $13.34082        1,199

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.96390    $11.43543        8,353
    01/01/2011 to 12/31/2011.........  $11.43543    $10.50502        3,409
    01/01/2012 to 12/31/2012.........  $10.50502    $12.12694        1,679
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99178    $10.66346      208,319
    01/01/2011 to 12/31/2011.........  $10.66346    $10.62519      165,177
    01/01/2012 to 12/31/2012.........  $10.62519    $11.78150      144,219
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.98543    $10.50910          387
    01/01/2011 to 12/31/2011.........  $10.50910    $10.09939        2,468
    01/01/2012 to 12/31/2012.........  $10.09939    $11.56886        2,516
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97977    $10.28297        9,851
    01/01/2011 to 12/31/2011.........  $10.28297    $10.46127        3,825
    01/01/2012 to 12/31/2012.........  $10.46127    $10.75435        3,526
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.97067    $11.10634        5,389
    01/01/2011 to 12/31/2011.........  $11.10634    $10.66740        4,065
    01/01/2012 to 12/31/2012.........  $10.66740    $12.25406        4,144
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.85934    $11.44494       14,797
    01/01/2011 to 12/31/2011.........  $11.44494    $ 9.51383        5,957
    01/01/2012 to 12/31/2012.........  $ 9.51383    $ 9.63079        7,755
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.79804            0
    01/01/2012 to 12/31/2012.........  $ 8.79804    $ 9.54156            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    03/15/2010 to 12/31/2010.........  $ 9.99809    $10.37188       42,644
    01/01/2011 to 12/31/2011.........  $10.37188    $10.74432       31,852
    01/01/2012 to 12/31/2012.........  $10.74432    $11.32108       32,220
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    03/15/2010 to 12/31/2010.........  $ 9.97062    $10.61120      325,521
    01/01/2011 to 12/31/2011.........  $10.61120    $10.19426      212,708
    01/01/2012 to 09/21/2012.........  $10.19426    $11.36598            0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

                  ACCUMULATION UNIT VALUES: WITH HAV (2.15%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96751    $10.77691       12,165
   01/01/2011 to 12/31/2011...........  $10.77691    $10.26518       33,960
   01/01/2012 to 12/31/2012...........  $10.26518    $11.30635       41,027
AST ADVANCED STRATEGIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97819    $10.88255       15,615
   01/01/2011 to 12/31/2011...........  $10.88255    $10.66087       23,701
   01/01/2012 to 12/31/2012...........  $10.66087    $11.85511       44,620
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00672    $10.77766            0
   01/01/2011 to 12/31/2011...........  $10.77766    $10.92296        1,310
   01/01/2012 to 05/04/2012...........  $10.92296    $11.84767            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98847    $10.73529       22,804
   01/01/2011 to 12/31/2011...........  $10.73529    $10.37714       65,338
   01/01/2012 to 12/31/2012...........  $10.37714    $11.42035      101,566
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99821    $ 9.13559        8,230
   01/01/2012 to 12/31/2012...........  $ 9.13559    $10.00229       30,700
AST BLACKROCK VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98582    $10.65197            0
   01/01/2011 to 12/31/2011...........  $10.65197    $10.37192        1,780
   01/01/2012 to 12/31/2012...........  $10.37192    $11.50870        3,823
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97738    $10.81582        2,858
   01/01/2011 to 12/31/2011...........  $10.81582    $10.32683        9,464
   01/01/2012 to 12/31/2012...........  $10.32683    $11.49108       67,619

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98727    $10.76898       12,612
   01/01/2011 to 12/31/2011...........  $10.76898    $10.34642       15,869
   01/01/2012 to 12/31/2012...........  $10.34642    $11.16466       25,982
AST COHEN & STEERS REALTY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.95960    $11.76700            0
   01/01/2011 to 12/31/2011...........  $11.76700    $12.27331        1,698
   01/01/2012 to 12/31/2012...........  $12.27331    $13.85220        3,794
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97155    $12.13891            0
   01/01/2011 to 12/31/2011...........  $12.13891    $10.32083          317
   01/01/2012 to 12/31/2012...........  $10.32083    $12.12578        4,398
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99821    $10.86404       12,709
   01/01/2011 to 12/31/2011...........  $10.86404    $10.36809       10,915
   01/01/2012 to 12/31/2012...........  $10.36809    $11.52813       21,837
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97569    $10.99750       22,623
   01/01/2011 to 12/31/2011...........  $10.99750    $10.59953       71,546
   01/01/2012 to 12/31/2012...........  $10.59953    $11.47432      112,590
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96321    $11.49069       14,765
   01/01/2011 to 12/31/2011...........  $11.49069    $10.54529       13,742
   01/01/2012 to 12/31/2012...........  $10.54529    $11.65139       38,728
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99822    $10.71117       47,647
AST GLOBAL REAL ESTATE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96989    $11.52688            0
   01/01/2011 to 12/31/2011...........  $11.52688    $10.71105           24
   01/01/2012 to 12/31/2012...........  $10.71105    $13.28970        3,622
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.01821    $10.76370            0
   01/01/2011 to 12/31/2011...........  $10.76370    $10.11579           25
   01/01/2012 to 12/31/2012...........  $10.11579    $11.85431        3,320
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99146    $10.74807            0
   01/01/2011 to 12/31/2011...........  $10.74807    $ 9.93692          490
   01/01/2012 to 12/31/2012...........  $ 9.93692    $11.63517        3,443

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.01954    $11.39805        1,286
   01/01/2011 to 12/31/2011...........  $11.39805    $10.82130        1,298
   01/01/2012 to 12/31/2012...........  $10.82130    $12.66509        4,379
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96484    $11.47291        1,096
   01/01/2011 to 12/31/2011...........  $11.47291    $11.37278        1,639
   01/01/2012 to 12/31/2012...........  $11.37278    $12.87387        3,041
AST HIGH YIELD PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98419    $10.74637            0
   01/01/2011 to 12/31/2011...........  $10.74637    $10.84929        4,451
   01/01/2012 to 12/31/2012...........  $10.84929    $12.08858        9,069
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98796    $10.68489          307
   01/01/2011 to 12/31/2011...........  $10.68489    $10.40258        3,361
   01/01/2012 to 12/31/2012...........  $10.40258    $11.20961        3,391
AST INTERNATIONAL GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92904    $11.23996        1,135
   01/01/2011 to 12/31/2011...........  $11.23996    $ 9.57716          860
   01/01/2012 to 12/31/2012...........  $ 9.57716    $11.27953        1,128
AST INTERNATIONAL VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92891    $10.77933            0
   01/01/2011 to 12/31/2011...........  $10.77933    $ 9.22411          720
   01/01/2012 to 12/31/2012...........  $ 9.22411    $10.53073        1,793
AST INVESTMENT GRADE BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00644    $10.58415            0
   01/01/2011 to 12/31/2011...........  $10.58415    $11.64591       99,914
   01/01/2012 to 12/31/2012...........  $11.64591    $12.46651       35,478
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97645    $10.85561        2,136
   01/01/2011 to 12/31/2011...........  $10.85561    $10.56202        1,549
   01/01/2012 to 12/31/2012...........  $10.56202    $11.73841        5,377
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99821    $10.57174        3,188
   01/01/2011 to 12/31/2011...........  $10.57174    $10.36895        8,634
   01/01/2012 to 12/31/2012...........  $10.36895    $11.23332       10,235
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97106    $10.76026            0
   01/01/2011 to 12/31/2011...........  $10.76026    $10.59897          341
   01/01/2012 to 12/31/2012...........  $10.59897    $11.94582          650

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97138    $10.54520            0
   01/01/2011 to 12/31/2011...........  $10.54520    $ 9.71297           27
   01/01/2012 to 12/31/2012...........  $ 9.71297    $10.76152           27
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92157    $10.54174        2,500
   01/01/2011 to 12/31/2011...........  $10.54174    $ 9.37150        1,084
   01/01/2012 to 12/31/2012...........  $ 9.37150    $11.17875        1,083
AST LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99020    $10.60265        1,193
   01/01/2011 to 12/31/2011...........  $10.60265    $ 9.94093           13
   01/01/2012 to 12/31/2012...........  $ 9.94093    $11.36943          169
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98839    $10.80526       14,466
   01/01/2011 to 12/31/2011...........  $10.80526    $11.64879       15,058
   01/01/2012 to 12/31/2012...........  $11.64879    $12.07382       15,557
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99232    $11.28865            0
   01/01/2011 to 12/31/2011...........  $11.28865    $10.94541          439
   01/01/2012 to 12/31/2012...........  $10.94541    $12.02352          587
AST MFS GLOBAL EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98734    $10.87856            0
   01/01/2011 to 12/31/2011...........  $10.87856    $10.31155           25
   01/01/2012 to 12/31/2012...........  $10.31155    $12.41801           24
AST MFS GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99821    $10.85427            0
   01/01/2011 to 12/31/2011...........  $10.85427    $10.55815           24
   01/01/2012 to 12/31/2012...........  $10.55815    $12.09583          276
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99822    $10.17752            0
AST MID-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98848    $11.48400            0
   01/01/2011 to 12/31/2011...........  $11.48400    $10.84971          850
   01/01/2012 to 12/31/2012...........  $10.84971    $12.57064        1,729
AST MONEY MARKET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99822    $ 9.82805        1,287
   01/01/2011 to 12/31/2011...........  $ 9.82805    $ 9.61919        1,332
   01/01/2012 to 12/31/2012...........  $ 9.61919    $ 9.41308            0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99077    $11.21717        1,144
   01/01/2011 to 12/31/2011...........  $11.21717    $10.70359        1,141
   01/01/2012 to 12/31/2012...........  $10.70359    $12.26702        1,330

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02812    $10.06193            0
   01/01/2012 to 12/31/2012...........  $10.06193    $10.32505          173
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.95851    $11.90567            0
   01/01/2011 to 12/31/2011...........  $11.90567    $11.84656        1,193
   01/01/2012 to 12/31/2012...........  $11.84656    $13.02686        1,450
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97264    $11.40989            0
   01/01/2011 to 04/29/2011...........  $11.40989    $12.77672            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99822    $10.28812        8,798
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.93869    $11.65729            0
   01/01/2011 to 12/31/2011...........  $11.65729    $ 9.09457          540
   01/01/2012 to 12/31/2012...........  $ 9.09457    $10.49422        3,376
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00764    $10.06524       17,406
   01/01/2011 to 12/31/2011...........  $10.06524    $10.07064       18,241
   01/01/2012 to 12/31/2012...........  $10.07064    $10.31656       18,703
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00656    $10.33749       21,106
   01/01/2011 to 12/31/2011...........  $10.33749    $10.43711       32,939
   01/01/2012 to 12/31/2012...........  $10.43711    $11.16439       61,822
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98918    $10.58066      103,605
   01/01/2011 to 12/31/2011...........  $10.58066    $10.45671      144,285
   01/01/2012 to 12/31/2012...........  $10.45671    $11.29302      154,091
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01813    $10.06185        3,193
   01/01/2012 to 12/31/2012...........  $10.06185    $10.54515        3,248
AST QMA US EQUITY ALPHA PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99821    $10.87426            0
   01/01/2011 to 12/31/2011...........  $10.87426    $11.00879           20
   01/01/2012 to 12/31/2012...........  $11.00879    $12.79735        2,580
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99821    $ 8.86947            0
   01/01/2012 to 12/31/2012...........  $ 8.86947    $ 9.82046            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97747    $10.95621       17,006
   01/01/2011 to 12/31/2011...........  $10.95621    $10.46489       13,401
   01/01/2012 to 12/31/2012...........  $10.46489    $11.86788       20,652

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98210    $10.74814        6,603
   01/01/2011 to 12/31/2011...........  $10.74814    $10.16193       11,212
   01/01/2012 to 12/31/2012...........  $10.16193    $11.05046       18,001
AST SMALL-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96060    $12.59822            0
   01/01/2011 to 12/31/2011...........  $12.59822    $12.20705          190
   01/01/2012 to 12/31/2012...........  $12.20705    $13.39860          194
AST SMALL-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96403    $11.44962            0
   01/01/2011 to 12/31/2011...........  $11.44962    $10.53432        1,198
   01/01/2012 to 12/31/2012...........  $10.53432    $12.17939        1,966
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99191    $10.67665       30,118
   01/01/2011 to 12/31/2011...........  $10.67665    $10.65472       60,505
   01/01/2012 to 12/31/2012...........  $10.65472    $11.83249      117,348
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98556    $10.52203            0
   01/01/2011 to 12/31/2011...........  $10.52203    $10.12732        1,312
   01/01/2012 to 12/31/2012...........  $10.12732    $11.61863        7,656
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97990    $10.29578        1,245
   01/01/2011 to 12/31/2011...........  $10.29578    $10.49029        2,525
   01/01/2012 to 12/31/2012...........  $10.49029    $10.80078        2,800
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97079    $11.12002        2,438
   01/01/2011 to 12/31/2011...........  $11.12002    $10.69680        5,130
   01/01/2012 to 12/31/2012...........  $10.69680    $12.30683        9,672
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.85947    $11.45926            0
   01/01/2011 to 12/31/2011...........  $11.45926    $ 9.54035          853
   01/01/2012 to 12/31/2012...........  $ 9.54035    $ 9.67259        3,373
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99821    $ 8.80715        6,473
   01/01/2012 to 12/31/2012...........  $ 8.80715    $ 9.56607        7,466
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99821    $10.38458        1,466
   01/01/2011 to 12/31/2011...........  $10.38458    $10.77399        1,815
   01/01/2012 to 12/31/2012...........  $10.77399    $11.36989        9,477
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   03/15/2010 to 12/31/2010...........  $ 9.97074    $10.62446       13,699
   01/01/2011 to 12/31/2011...........  $10.62446    $10.22267       14,348
   01/01/2012 to 09/21/2012...........  $10.22267    $11.41047            0



* Denotes the start date of these sub-accounts

                          PREMIER RETIREMENT C SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH HD GRO II OR GRO PLUS II (2.35%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96734    $10.75915       28,262
   01/01/2011 to 12/31/2011...........  $10.75915    $10.22743       13,293
   01/01/2012 to 12/31/2012...........  $10.22743    $11.24170        5,219
AST ADVANCED STRATEGIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97803    $10.86460            0
   01/01/2011 to 12/31/2011...........  $10.86460    $10.62155       44,624
   01/01/2012 to 12/31/2012...........  $10.62155    $11.78720       28,276
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00656    $10.75988            0
   01/01/2011 to 12/31/2011...........  $10.75988    $10.88276            0
   01/01/2012 to 05/04/2012...........  $10.88276    $11.79572            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98830    $10.71761        5,793
   01/01/2011 to 12/31/2011...........  $10.71761    $10.33893        8,239
   01/01/2012 to 12/31/2012...........  $10.33893    $11.35513       10,879
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99805    $ 9.12313            0
   01/01/2012 to 12/31/2012...........  $ 9.12313    $ 9.96798            0
AST BLACKROCK VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98565    $10.63446          799
   01/01/2011 to 12/31/2011...........  $10.63446    $10.33380          345
   01/01/2012 to 12/31/2012...........  $10.33380    $11.44285          316
AST BOND PORTFOLIO 2017
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.55169        1,849
   01/01/2011 to 12/31/2011...........  $10.55169    $11.47979       35,376
   01/01/2012 to 12/31/2012...........  $11.47979    $11.78349       37,222

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   03/15/2010 to 12/31/2010...........  $10.00675    $10.59439            0
   01/01/2011 to 12/31/2011...........  $10.59439    $11.75078        3,287
   01/01/2012 to 12/31/2012...........  $11.75078    $12.13006        1,005
AST BOND PORTFOLIO 2019
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.59732            0
   01/01/2011 to 12/31/2011...........  $10.59732    $12.00179            0
   01/01/2012 to 12/31/2012...........  $12.00179    $12.40605        2,285
AST BOND PORTFOLIO 2020
   03/15/2010 to 12/31/2010...........  $10.00887    $10.62787            0
   01/01/2011 to 12/31/2011...........  $10.62787    $12.31691            0
   01/01/2012 to 12/31/2012...........  $12.31691    $12.78702            0
AST BOND PORTFOLIO 2021
   03/15/2010 to 12/31/2010...........  $10.00780    $10.72931            0
   01/01/2011 to 12/31/2011...........  $10.72931    $12.60470       20,038
   01/01/2012 to 12/31/2012...........  $12.60470    $13.14422        4,879
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........  $ 9.99805    $11.95342       77,644
   01/01/2012 to 12/31/2012...........  $11.95342    $12.35456      146,381
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........  $ 9.99740    $10.34068            0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97721    $10.79804        6,523
   01/01/2011 to 12/31/2011...........  $10.79804    $10.28877        3,182
   01/01/2012 to 12/31/2012...........  $10.28877    $11.42534        3,109
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98710    $10.75126            0
   01/01/2011 to 12/31/2011...........  $10.75126    $10.30837       24,258
   01/01/2012 to 12/31/2012...........  $10.30837    $11.10075       15,406
AST COHEN & STEERS REALTY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.95944    $11.74760        4,332
   01/01/2011 to 12/31/2011...........  $11.74760    $12.22807            0
   01/01/2012 to 12/31/2012...........  $12.22807    $13.77283            0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97138    $12.11885            0
   01/01/2011 to 12/31/2011...........  $12.11885    $10.28273            0
   01/01/2012 to 12/31/2012...........  $10.28273    $12.05627            0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.84623            0
   01/01/2011 to 12/31/2011...........  $10.84623    $10.32992            0
   01/01/2012 to 12/31/2012...........  $10.32992    $11.46220            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97552    $10.97934            0
   01/01/2011 to 12/31/2011...........  $10.97934    $10.56045       25,101
   01/01/2012 to 12/31/2012...........  $10.56045    $11.40861       15,974
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96304    $11.47182        4,012
   01/01/2011 to 12/31/2011...........  $11.47182    $10.50641        5,153
   01/01/2012 to 12/31/2012...........  $10.50641    $11.58467        3,813
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99805    $10.69629        1,839
AST GLOBAL REAL ESTATE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96972    $11.50809          697
   01/01/2011 to 12/31/2011...........  $11.50809    $10.67179          323
   01/01/2012 to 12/31/2012...........  $10.67179    $13.21390          288
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.01805    $10.74596            0
   01/01/2011 to 12/31/2011...........  $10.74596    $10.07859            0
   01/01/2012 to 12/31/2012...........  $10.07859    $11.78655            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99129    $10.73041            0
   01/01/2011 to 12/31/2011...........  $10.73041    $ 9.90037            0
   01/01/2012 to 12/31/2012...........  $ 9.90037    $11.56865            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.01937    $11.37927            0
   01/01/2011 to 12/31/2011...........  $11.37927    $10.78139            0
   01/01/2012 to 12/31/2012...........  $10.78139    $12.59264            0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96468    $11.45406        2,173
   01/01/2011 to 12/31/2011...........  $11.45406    $11.33091            0
   01/01/2012 to 12/31/2012...........  $11.33091    $12.80029            0
AST HIGH YIELD PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98402    $10.72872        3,834
   01/01/2011 to 12/31/2011...........  $10.72872    $10.80943        2,070
   01/01/2012 to 12/31/2012...........  $10.80943    $12.01952        1,707
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98779    $10.66728            0
   01/01/2011 to 12/31/2011...........  $10.66728    $10.36422            0
   01/01/2012 to 12/31/2012...........  $10.36422    $11.14546            0
AST INTERNATIONAL GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92888    $11.22148            0
   01/01/2011 to 12/31/2011...........  $11.22148    $ 9.54183            0
   01/01/2012 to 12/31/2012...........  $ 9.54183    $11.21495            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92875    $10.76157           0
   01/01/2011 to 12/31/2011...........  $10.76157    $ 9.19006           0
   01/01/2012 to 12/31/2012...........  $ 9.19006    $10.47035           0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97628    $10.83775           0
   01/01/2011 to 12/31/2011...........  $10.83775    $10.52321       4,297
   01/01/2012 to 12/31/2012...........  $10.52321    $11.67143       2,580
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.55438       3,064
   01/01/2011 to 12/31/2011...........  $10.55438    $10.33075       1,469
   01/01/2012 to 12/31/2012...........  $10.33075    $11.16896       1,413
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97090    $10.74258           0
   01/01/2011 to 12/31/2011...........  $10.74258    $10.56007           0
   01/01/2012 to 12/31/2012...........  $10.56007    $11.87760           0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97121    $10.52793           0
   01/01/2011 to 12/31/2011...........  $10.52793    $ 9.67715           0
   01/01/2012 to 12/31/2012...........  $ 9.67715    $10.69994           0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.92140    $10.52447           0
   01/01/2011 to 12/31/2011...........  $10.52447    $ 9.33702           0
   01/01/2012 to 12/31/2012...........  $ 9.33702    $11.11487           0
AST LARGE-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99003    $10.58525         801
   01/01/2011 to 12/31/2011...........  $10.58525    $ 9.90441         358
   01/01/2012 to 12/31/2012...........  $ 9.90441    $11.30444         323
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98822    $10.78752           0
   01/01/2011 to 12/31/2011...........  $10.78752    $11.60598       3,934
   01/01/2012 to 12/31/2012...........  $11.60598    $12.00483       3,287
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99215    $11.27007         755
   01/01/2011 to 12/31/2011...........  $11.27007    $10.90506         319
   01/01/2012 to 12/31/2012...........  $10.90506    $11.95463         306
AST MFS GLOBAL EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98718    $10.86071         764
   01/01/2011 to 12/31/2011...........  $10.86071    $10.27356         335
   01/01/2012 to 12/31/2012...........  $10.27356    $12.34700         308

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.83645            0
   01/01/2011 to 12/31/2011...........  $10.83645    $10.51928            0
   01/01/2012 to 12/31/2012...........  $10.51928    $12.02656            0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........  $ 9.99805    $10.16978            0
AST MID-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98831    $11.46513            0
   01/01/2011 to 12/31/2011...........  $11.46513    $10.80972            0
   01/01/2012 to 12/31/2012...........  $10.80972    $12.49876            0
AST MONEY MARKET PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99805    $ 9.81187       12,181
   01/01/2011 to 12/31/2011...........  $ 9.81187    $ 9.58392            0
   01/01/2012 to 12/31/2012...........  $ 9.58392    $ 9.35920            0
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99060    $11.19874            0
   01/01/2011 to 12/31/2011...........  $11.19874    $10.66429            0
   01/01/2012 to 12/31/2012...........  $10.66429    $12.19697            0
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.02796    $10.05835            0
   01/01/2012 to 12/31/2012...........  $10.05835    $10.30028            0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.95834    $11.88608            0
   01/01/2011 to 12/31/2011...........  $11.88608    $11.80292            0
   01/01/2012 to 12/31/2012...........  $11.80292    $12.95221            0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97247    $11.39120            0
   01/01/2011 to 04/29/2011...........  $11.39120    $12.74737            0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........  $ 9.99805    $10.27384            0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.93852    $11.63809            0
   01/01/2011 to 12/31/2011...........  $11.63809    $ 9.06103            0
   01/01/2012 to 12/31/2012...........  $ 9.06103    $10.43410            0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00747    $10.04881        2,440
   01/01/2011 to 12/31/2011...........  $10.04881    $10.03369        6,041
   01/01/2012 to 12/31/2012...........  $10.03369    $10.25741        5,131
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $10.00639    $10.32046       39,459
   01/01/2011 to 12/31/2011...........  $10.32046    $10.39873       18,326
   01/01/2012 to 12/31/2012...........  $10.39873    $11.10057       14,855

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98901    $10.56322        4,567
   01/01/2011 to 12/31/2011...........  $10.56322    $10.41816       24,434
   01/01/2012 to 12/31/2012...........  $10.41816    $11.22833       16,996
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........  $10.01797    $10.05822            0
   01/01/2012 to 12/31/2012...........  $10.05822    $10.51980            0
AST QMA US EQUITY ALPHA PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.85629            0
   01/01/2011 to 12/31/2011...........  $10.85629    $10.96805            0
   01/01/2012 to 12/31/2012...........  $10.96805    $12.72392            0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99805    $ 8.85728            0
   01/01/2012 to 12/31/2012...........  $ 8.85728    $ 9.78676            0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97730    $10.93809            0
   01/01/2011 to 12/31/2011...........  $10.93809    $10.42625          367
   01/01/2012 to 12/31/2012...........  $10.42625    $11.79997          228
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98193    $10.73043        1,333
   01/01/2011 to 12/31/2011...........  $10.73043    $10.12445          575
   01/01/2012 to 12/31/2012...........  $10.12445    $10.98727          411
AST SMALL-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96043    $12.57745        5,668
   01/01/2011 to 12/31/2011...........  $12.57745    $12.16210            0
   01/01/2012 to 12/31/2012...........  $12.16210    $13.32183            0
AST SMALL-CAP VALUE PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.96386    $11.43076            0
   01/01/2011 to 12/31/2011...........  $11.43076    $10.49532            0
   01/01/2012 to 12/31/2012...........  $10.49532    $12.10947            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99174    $10.65907            0
   01/01/2011 to 12/31/2011...........  $10.65907    $10.61552       64,497
   01/01/2012 to 12/31/2012...........  $10.61552    $11.76460       41,032
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.98539    $10.50481            0
   01/01/2011 to 12/31/2011...........  $10.50481    $10.09018            0
   01/01/2012 to 12/31/2012...........  $10.09018    $11.55233            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97973    $10.27887       2,359
   01/01/2011 to 12/31/2011...........  $10.27887    $10.45171           0
   01/01/2012 to 12/31/2012...........  $10.45171    $10.73906           0
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.97062    $11.10177       2,166
   01/01/2011 to 12/31/2011...........  $11.10177    $10.65756         871
   01/01/2012 to 12/31/2012...........  $10.65756    $12.23662         732
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.85930    $11.44026       2,212
   01/01/2011 to 12/31/2011...........  $11.44026    $ 9.50511           0
   01/01/2012 to 12/31/2012...........  $ 9.50511    $ 9.61709           0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/02/2011* to 12/31/2011..........  $ 9.99805    $ 8.79506           0
   01/01/2012 to 12/31/2012...........  $ 8.79506    $ 9.53337           0
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   03/15/2010 to 12/31/2010...........  $ 9.99805    $10.36763       5,384
   01/01/2011 to 12/31/2011...........  $10.36763    $10.73432         333
   01/01/2012 to 12/31/2012...........  $10.73432    $11.30483         323
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   03/15/2010 to 12/31/2010...........  $ 9.97057    $10.60699       4,093
   01/01/2011 to 12/31/2011...........  $10.60699    $10.18506       1,710
   01/01/2012 to 09/21/2012...........  $10.18506    $11.35160           0



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------

                                              PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                             MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                              PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                             ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             -----------    -----------       -----------    -----------   -----------
  Net Assets................................ $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units........................ $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             -----------    -----------       -----------    -----------   -----------
                                             $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             ===========    ===========       ===========    ===========   ===========

  Units outstanding.........................  12,368,609     10,432,889         9,808,349     12,843,377     5,736,847
                                             ===========    ===========       ===========    ===========   ===========

  Portfolio shares held.....................   1,540,075      2,150,648           759,981      1,571,764     4,035,009
  Portfolio net asset value per share....... $     10.00    $     11.88       $     26.81    $     18.07   $      5.26
  Investment in portfolio shares, at cost... $15,400,747    $23,884,603       $20,462,994    $30,181,131   $21,400,447

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------

                                              PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                             MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                              PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                             ------------ ---------------- ----------------- -----------  --------------
                                              01/01/2012     01/01/2012       01/01/2012      01/01/2012    01/01/2012
                                                  TO             TO               TO              TO            TO
                                              12/31/2012     12/31/2012       12/31/2012      12/31/2012    12/31/2012
                                             ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income........................... $     2,180    $ 1,141,701       $   124,434    $   284,698   $ 1,485,527
                                             -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     246,961        364,804           299,043        426,612       315,652
                                             -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)................    (244,781)       776,897          (174,609)      (141,914)    1,169,875
                                             -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0      1,139,718                 0              0             0
  Realized gain (loss) on shares
   redeemed.................................           0        255,645           (25,831)      (455,486)      (80,810)
  Net change in unrealized gain (loss) on
   investments..............................           0        121,486         2,600,794      4,147,124     1,483,484
                                             -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS..............           0      1,516,849         2,574,963      3,691,638     1,402,674
                                             -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  (244,781)   $ 2,293,746       $ 2,400,354    $ 3,549,724   $ 2,572,549
                                             ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------

  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

   12,163,692     3,127,004   11,490,600     1,447,624       1,239,510      2,698,038       4,530,883           2,872,755
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

      660,227       284,879      877,994       238,967         132,211        289,397         301,085             192,263
  $     35.65    $    19.57  $     26.98    $    18.56      $    13.90     $    22.27      $    30.14          $    26.45
  $21,526,528    $5,471,654  $20,097,455    $3,918,005      $1,779,458     $5,715,445      $7,370,095          $4,978,064


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
   01/01/2012    01/01/2012   01/01/2012    01/01/2012      01/01/2012     01/01/2012      01/01/2012          01/01/2012
       TO            TO           TO            TO              TO             TO              TO                  TO
   12/31/2012    12/31/2012   12/31/2012    12/31/2012      12/31/2012     12/31/2012      12/31/2012          12/31/2012
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
  $   415,771    $   89,939  $    39,056    $   27,486      $   22,345     $  139,979      $   88,593          $   28,653
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------


      354,630        80,315      356,134        62,666          24,376         91,428         128,904              73,058
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       61,141         9,624     (317,078)      (35,180)         (2,031)        48,551         (40,311)            (44,405)
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       73,521             0            0       228,962               0              0               0              89,288

      348,859       (10,604)     592,328        64,391          (2,769)        78,505         204,223              (6,820)

    2,762,567       815,282    3,102,356       349,869         277,759        819,802         912,898             780,632
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

    3,184,947       804,678    3,694,684       643,222         274,990        898,307       1,117,121             863,100
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

  $ 3,246,088    $  814,302  $ 3,377,606    $  608,042      $  272,959     $  946,858      $1,076,810          $  818,695
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------
                                              JANUS ASPEN                                           FTVIP FRANKLIN
                                               OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                              PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                             INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                             ------------- ------------- ------------- ----------  -----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ----------    ----------    ----------   ----------     ----------
  Net Assets................................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ==========    ==========    ==========   ==========     ==========

NET ASSETS, representing:
  Accumulation units........................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ----------    ----------    ----------   ----------     ----------
                                              $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ==========    ==========    ==========   ==========     ==========

  Units outstanding.........................   2,538,273       852,060     3,081,086    1,041,468      1,402,007
                                              ==========    ==========    ==========   ==========     ==========

  Portfolio shares held.....................     225,401        73,326       204,570      355,471        128,466
  Portfolio net asset value per share.......  $    37.96    $    21.84    $    28.83   $     6.52     $    21.04
  Investment in portfolio shares, at cost...  $7,389,136    $1,283,275    $4,806,175   $2,329,949     $2,663,090

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------
                                              JANUS ASPEN                                           FTVIP FRANKLIN
                                               OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                              PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                             INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                             ------------- ------------- ------------- ----------  -----------------
                                              01/01/2012    01/01/2012    01/01/2012   01/01/2012     01/01/2012
                                                  TO            TO            TO           TO             TO
                                              12/31/2012    12/31/2012    12/31/2012   12/31/2012     12/31/2012
                                             ------------- ------------- ------------- ----------  -----------------
INVESTMENT INCOME
  Dividend income...........................  $   59,768    $   12,894    $        0   $   45,961     $        0
                                              ----------    ----------    ----------   ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     120,813        22,879        83,026       33,573         38,481
                                              ----------    ----------    ----------   ----------     ----------

NET INVESTMENT INCOME (LOSS)................     (61,045)       (9,985)      (83,026)      12,388        (38,481)
                                              ----------    ----------    ----------   ----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......     915,648             0             0            0        198,220
  Realized gain (loss) on shares
   redeemed.................................     203,028        45,260       129,543      (25,601)         7,673
  Net change in unrealized gain (loss) on
   investments..............................     (74,237)      206,058       834,252      303,551         75,483
                                              ----------    ----------    ----------   ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............   1,044,439       251,318       963,795      277,950        281,376
                                              ----------    ----------    ----------   ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $  983,394    $  241,333    $  880,769   $  290,338     $  242,895
                                              ==========    ==========    ==========   ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL
                            ALLIANCEBERNSTEIN PRUDENTIAL                      SP PRUDENTIAL PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP    SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

   2,215,043     1,842,533       671,147       4,681,532        354,179         3,841,916     1,850,761      1,533,494
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

     252,111       194,962        15,048         670,748         14,896         1,005,790       498,555        358,643
  $    15.93    $    10.93      $  30.38      $    13.70       $  26.13        $     8.43    $     5.30     $     6.62
  $3,427,540    $2,159,721      $429,619      $8,319,087       $304,117        $7,259,235    $3,096,296     $2,904,011


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL
                            ALLIANCEBERNSTEIN PRUDENTIAL                      SP PRUDENTIAL PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP    SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  01/01/2012    01/01/2012     01/01/2012     01/01/2012      01/01/2012       01/01/2012    01/01/2012     01/01/2012
      TO            TO             TO             TO              TO               TO            TO             TO
  12/31/2012    12/31/2012     12/31/2012     12/31/2012      12/31/2012       12/31/2012    12/31/2012     12/31/2012
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $        0    $   34,916      $    145      $   43,998       $  1,886        $   37,960    $   17,839     $   67,583
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------


      57,052        30,093         6,848         149,992          7,106           142,745        42,511         39,548
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     (57,052)        4,823        (6,703)       (105,994)        (5,220)         (104,785)      (24,672)        28,035
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     142,038       128,020             0               0          7,934           654,025             0              0
      82,708         5,966         4,568          77,414         24,779           319,389      (172,428)      (250,350)

     204,349        97,350        71,759       1,310,579         38,273           445,233       695,469        577,066
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     429,095       231,336        76,327       1,387,993         70,986         1,418,647       523,041        326,716
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

  $  372,043    $  236,159      $ 69,624      $1,281,999       $ 65,766        $1,313,862    $  498,369     $  354,751
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                   AST                          AST SCHRODERS                 AST J.P. MORGAN
                                              GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &     STRATEGIC
                                                LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY  OPPORTUNITIES
                                             VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             --------------- ---------------- ----------------- ------------- ---------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               -----------      ----------      ------------     -----------   ------------
  Net Assets................................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               ===========      ==========      ============     ===========   ============

NET ASSETS, representing:
  Accumulation units........................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               -----------      ----------      ------------     -----------   ------------
                                               $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               ===========      ==========      ============     ===========   ============

  Units outstanding.........................     1,312,699               0        14,548,632       1,350,938     12,551,418
                                               ===========      ==========      ============     ===========   ============

  Portfolio shares held.....................       840,209               0        11,845,407       2,565,429     10,281,986
  Portfolio net asset value per share.......   $     17.62      $        0      $      13.83     $      7.34   $      14.05
  Investment in portfolio shares, at cost...   $13,182,391      $        0      $155,268,094     $17,216,407   $133,529,218

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                   AST                          AST SCHRODERS                 AST J.P. MORGAN
                                              GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &     STRATEGIC
                                                LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY  OPPORTUNITIES
                                             VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             --------------- ---------------- ----------------- ------------- ---------------
                                               01/01/2012       01/01/2012       01/01/2012      01/01/2012     01/01/2012
                                                   TO               TO               TO              TO             TO
                                               12/31/2012      05/04/2012**      12/31/2012      12/31/2012     12/31/2012
                                             --------------- ---------------- ----------------- ------------- ---------------
INVESTMENT INCOME
  Dividend income...........................   $   129,065      $        0      $  2,814,567     $   195,658   $  1,716,155
                                               -----------      ----------      ------------     -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       199,329          85,753         2,409,691         251,562      1,959,776
                                               -----------      ----------      ------------     -----------   ------------

NET INVESTMENT INCOME (LOSS)................       (70,264)        (85,753)          404,876         (55,904)      (243,621)
                                               -----------      ----------      ------------     -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......             0               0                 0               0              0
  Realized gain (loss) on shares
   redeemed.................................       207,666       1,719,868           649,719         351,957        952,250
  Net change in unrealized gain (loss) on
   investments..............................     1,644,817        (604,836)        9,970,290       1,237,297      8,423,788
                                               -----------      ----------      ------------     -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS..............     1,852,483       1,115,032        10,620,009       1,589,254      9,376,038
                                               -----------      ----------      ------------     -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 1,782,219      $1,029,279      $ 11,024,885     $ 1,533,350   $  9,132,417
                                               ===========      ==========      ============     ===========   ============

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  AST GOLDMAN
                                AST FEDERATED                                        SACHS         AST GOLDMAN
 AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------

  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------
  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------
  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

    1,193,778      1,737,157       1,223,055         778,074         726,993        1,312,965        1,659,188        1,417,423
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

    1,436,497      2,818,604       1,511,308         733,736         592,737          507,599        4,144,874        1,040,462
  $      9.53    $      7.66     $      9.63      $    13.41      $    14.92      $     31.34      $      5.25      $     14.20
  $12,800,065    $20,508,783     $13,646,030      $8,738,835      $7,829,268      $14,127,662      $20,978,804      $14,393,564


                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  AST GOLDMAN
                                AST FEDERATED                                        SACHS         AST GOLDMAN
 AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012       01/01/2012      01/01/2012
      TO              TO              TO              TO              TO               TO               TO              TO
  12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012       12/31/2012      12/31/2012
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  $   116,991    $ 1,033,431     $         0      $   37,060      $   30,797      $    30,786      $         0      $   353,461
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------


      187,773        296,837         212,143         144,392         129,414          212,584          288,568          168,021
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

      (70,782)       736,594        (212,143)       (107,332)        (98,617)        (181,798)        (288,568)         185,440
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

            0              0               0          32,967               0                0        1,788,797                0

       80,094        198,589         297,998         217,403         186,176          394,306          288,440          (56,104)

      907,248        970,177       1,502,577         959,471         877,635        1,585,979          535,464        1,321,717
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

      987,342      1,168,766       1,800,575       1,209,841       1,063,811        1,980,285        2,612,701        1,265,613
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

  $   916,560    $ 1,905,360     $ 1,588,432      $1,102,509      $  965,194      $ 1,798,487      $ 2,324,133      $ 1,451,053
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                             AST NEUBERGER
                                             AST LORD ABBETT   AST MARSICO                   AST NEUBERGER   BERMAN / LSV
                                                CORE FIXED    CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                             INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                             ---------------- -------------- -------------- ---------------- -------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               -----------     -----------    -----------     -----------     -----------
  Net Assets................................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               ===========     ===========    ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units........................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               -----------     -----------    -----------     -----------     -----------
                                               $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               ===========     ===========    ===========     ===========     ===========

  Units outstanding.........................     3,352,512       2,543,256        893,995       1,510,695       1,288,697
                                               ===========     ===========    ===========     ===========     ===========

  Portfolio shares held.....................     3,582,112       1,405,045        963,976         799,566         929,910
  Portfolio net asset value per share.......   $     11.50     $     21.36    $     11.17     $     24.41     $     16.95
  Investment in portfolio shares, at cost...   $40,001,857     $27,942,247    $ 9,738,480     $18,065,049     $14,132,111

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                             AST NEUBERGER
                                             AST LORD ABBETT   AST MARSICO                   AST NEUBERGER   BERMAN / LSV
                                                CORE FIXED    CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                             INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                             ---------------- -------------- -------------- ---------------- -------------
                                                01/01/2012      01/01/2012     01/01/2012      01/01/2012     01/01/2012
                                                    TO              TO             TO              TO             TO
                                                12/31/2012      12/31/2012     12/31/2012      12/31/2012     12/31/2012
                                             ---------------- -------------- -------------- ---------------- -------------
INVESTMENT INCOME
  Dividend income...........................   $   358,091     $    97,729    $         0     $         0     $   124,483
                                               -----------     -----------    -----------     -----------     -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       510,349         449,884        134,732         270,677         223,781
                                               -----------     -----------    -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS)................      (152,258)       (352,155)      (134,732)       (270,677)        (99,298)
                                               -----------     -----------    -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......       851,791               0              0               0               0
  Realized gain (loss) on shares
   redeemed.................................       218,595         673,619        203,666         384,771         227,472
  Net change in unrealized gain (loss) on
   investments..............................       321,933       1,569,539        890,109       1,045,463       1,438,918
                                               -----------     -----------    -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS..............     1,392,319       2,243,158      1,093,775       1,430,234       1,666,390
                                               -----------     -----------    -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 1,240,061     $ 1,891,003    $   959,043     $ 1,159,557     $ 1,567,092
                                               ===========     ===========    ===========     ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 AST T. ROWE                AST T. ROWE   AST T. ROWE
   AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------

  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------
  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------
  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

    1,960,957      1,858,286      566,643     2,964,339    45,661,822      1,168,557        1,787,971       1,571,463
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

    2,012,457      2,188,342      523,562     1,520,300    28,877,399      1,244,019          890,058       1,579,211
  $     10.58    $      9.50   $    13.60   $     19.70  $      19.07    $     11.87      $     22.20     $     11.19
  $21,317,450    $18,877,996   $6,539,855   $30,326,997  $505,981,779    $12,836,854      $17,466,766     $17,520,676


                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 AST T. ROWE                AST T. ROWE   AST T. ROWE
   AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------
   01/01/2012     01/01/2012   01/01/2012   01/01/2012    01/01/2012      01/01/2012       01/01/2012      01/01/2012
       TO             TO           TO           TO            TO              TO               TO              TO
   12/31/2012     12/31/2012   12/31/2012   12/31/2012    12/31/2012      12/31/2012       12/31/2012      12/31/2012
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------
  $   258,485    $    25,073   $   41,348   $   108,212  $  5,116,398    $   121,058      $   280,999     $   361,781
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------


      329,353        244,565       95,332       445,804     6,933,632        190,325          276,841         248,388
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      (70,868)      (219,492)     (53,984)     (337,592)   (1,817,234)       (69,267)           4,158         113,393
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      633,956              0            0             0     3,244,064              0                0         251,729

       (8,495)       272,418      210,908      (938,086)    3,780,200        243,678           47,047          31,346

       44,946      1,711,409      534,982     1,295,662    34,237,999      1,903,728        2,750,619         118,159
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      670,407      1,983,827      745,890       357,576    41,262,263      2,147,406        2,797,666         401,234
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

  $   599,539    $ 1,764,335   $  691,906   $    19,984  $ 39,445,029    $ 2,078,139      $ 2,801,824     $   514,627
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                                            AST ACADEMIC                    AST
                                              AST WELLINGTON  AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                MANAGEMENT    GROWTH ASSET     ASSET         ASSET         ASSET
                                                  HEDGED       ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               -----------    ------------  ------------  ------------  ------------
  Net Assets................................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               ===========    ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units........................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               -----------    ------------  ------------  ------------  ------------
                                               $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               ===========    ============  ============  ============  ============

  Units outstanding.........................     4,100,061      29,647,790    30,992,629    45,923,327    36,655,273
                                               ===========    ============  ============  ============  ============

  Portfolio shares held.....................     4,015,071      29,557,840    30,513,797    45,369,338    35,422,409
  Portfolio net asset value per share.......   $      9.95    $      11.42  $      11.43  $      11.73  $      12.05
  Investment in portfolio shares, at cost...   $37,520,076    $310,927,252  $320,394,491  $491,616,071  $407,149,474

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                                            AST ACADEMIC                    AST
                                              AST WELLINGTON  AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                MANAGEMENT    GROWTH ASSET     ASSET         ASSET         ASSET
                                                  HEDGED       ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ------------  ------------  ------------  ------------
                                                01/01/2012     01/01/2012    01/01/2012    01/01/2012    01/01/2012
                                                    TO             TO            TO            TO            TO
                                                12/31/2012     12/31/2012    12/31/2012    12/31/2012    12/31/2012
                                             ---------------- ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income...........................   $    74,461    $  2,300,420  $  3,069,302  $  4,228,995  $  3,813,902
                                               -----------    ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       480,906       5,041,229     5,552,386     7,788,468     5,950,363
                                               -----------    ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................      (406,445)     (2,740,809)   (2,483,084)   (3,559,473)   (2,136,461)
                                               -----------    ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......             0               0             0    13,537,034    19,769,310
  Realized gain (loss) on shares
   redeemed.................................       256,583       4,530,791     3,262,162     5,104,906     1,988,511
  Net change in unrealized gain (loss) on
   investments..............................     2,226,379      25,645,314    27,729,344    26,157,340     6,895,289
                                               -----------    ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............     2,482,962      30,176,105    30,991,506    44,799,280    28,653,110
                                               -----------    ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 2,076,517    $ 27,435,296  $ 28,508,422  $ 41,239,807  $ 26,516,649
                                               ===========    ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST FIRST        AST FIRST                 AST T. ROWE
   TRUST        TRUST CAPITAL     AST          PRICE                      AST                          AST
  BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL
   TARGET          TARGET      STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
============    ============  ============  ===========  ===========  ===========   ============   ==========

$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
============    ============  ============  ===========  ===========  ===========   ============   ==========

  21,669,843      19,406,256    31,622,440    2,773,359    2,056,152    1,035,622     21,224,806      705,540
============    ============  ============  ===========  ===========  ===========   ============   ==========

  24,245,171      21,733,489    31,453,157    2,419,091   19,916,588      612,141     19,765,827      480,951
$      10.23    $      10.22  $      12.08  $     14.31  $      1.00  $     22.66   $      12.52   $    15.36
$232,690,882    $209,194,834  $349,653,304  $31,423,316  $19,916,588  $12,459,763   $238,583,310   $6,916,786


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST FIRST        AST FIRST                 AST T. ROWE
   TRUST        TRUST CAPITAL     AST          PRICE                      AST                          AST
  BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL
   TARGET          TARGET      STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
 01/01/2012      01/01/2012    01/01/2012   01/01/2012    01/01/2012   01/01/2012    01/01/2012    01/01/2012
     TO              TO            TO           TO            TO           TO            TO            TO
 12/31/2012      12/31/2012    12/31/2012   12/31/2012    12/31/2012   12/31/2012    12/31/2012    12/31/2012
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
$  3,762,850    $  2,212,537  $  3,698,718  $         0  $     1,892  $         0   $  5,301,988   $  133,328
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------


   3,387,700       2,953,939     4,824,454      450,257      333,708      200,792      3,457,513      106,704
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

     375,150        (741,402)   (1,125,736)    (450,257)    (331,816)    (200,792)     1,844,475       26,624
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

           0               0       978,632            0            0            0      2,122,034            0
   1,121,650       1,325,613     2,685,004      595,258            0      232,825      1,368,839      (88,699)

  12,984,047      13,624,196    25,417,674    2,690,050            0      828,600      9,112,176      833,703
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

  14,105,697      14,949,809    29,081,310    3,285,308            0    1,061,425     12,603,049      745,004
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

$ 14,480,847    $ 14,208,407  $ 27,955,574  $ 2,835,051  $  (331,816) $   860,633   $ 14,447,524   $  771,628
============    ============  ============  ===========  ===========  ===========   ============   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                  AST
                                             INTERNATIONAL     NVIT     AST INVESTMENT   AST WESTERN
                                                GROWTH      DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND
                                               PORTFOLIO   MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                             ------------- ------------ -------------- --------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              -----------    --------    ------------    -----------    -----------
  Net Assets................................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              ===========    ========    ============    ===========    ===========

NET ASSETS, representing:
  Accumulation units........................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              -----------    --------    ------------    -----------    -----------
                                              $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              ===========    ========    ============    ===========    ===========

  Units outstanding.........................    1,205,057      44,357      20,928,766      3,919,578      1,799,476
                                              ===========    ========    ============    ===========    ===========

  Portfolio shares held.....................    1,081,993     105,582      41,250,110      4,252,062      1,764,251
  Portfolio net asset value per share.......  $     11.86    $   6.30    $       6.60    $     10.72    $     12.41
  Investment in portfolio shares, at cost...  $11,575,031    $885,617    $267,407,251    $44,963,434    $20,657,784

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                  AST
                                             INTERNATIONAL     NVIT     AST INVESTMENT   AST WESTERN
                                                GROWTH      DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND
                                               PORTFOLIO   MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                             ------------- ------------ -------------- --------------- --------------
                                              01/01/2012    01/01/2012    01/01/2012     01/01/2012      01/01/2012
                                                  TO            TO            TO             TO              TO
                                              12/31/2012    12/31/2012    12/31/2012     12/31/2012      12/31/2012
                                             ------------- ------------ -------------- --------------- --------------
INVESTMENT INCOME
  Dividend income...........................  $   106,131    $    667    $  5,008,576    $ 1,302,848    $   100,867
                                              -----------    --------    ------------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      169,632      10,630       6,190,071        697,665        464,780
                                              -----------    --------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)................      (63,501)     (9,963)     (1,181,495)       605,183       (363,913)
                                              -----------    --------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0           0       5,700,628      1,333,248        110,842
  Realized gain (loss) on shares
   redeemed.................................       46,543     (74,592)     35,842,163        345,313        344,006
  Net change in unrealized gain (loss) on
   investments..............................    1,639,718     177,614      (9,733,697)       (19,061)       622,643
                                              -----------    --------    ------------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..............    1,686,261     103,022      31,809,094      1,659,500      1,077,491
                                              -----------    --------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 1,622,760    $ 93,059    $ 30,627,599    $ 2,264,683    $   713,578
                                              ===========    ========    ============    ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                               FRANKLIN                                        AST CLS
               AST GLOBAL   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST SCHRODERS  MODERATE ASSET AST J.P. MORGAN
   AST BOND    REAL ESTATE EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP GLOBAL TACTICAL   ALLOCATION   GLOBAL THEMATIC
PORTFOLIO 2019  PORTFOLIO  EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

     183,095      547,133      2,458,495                0       1,524,692      15,190,242      21,003,523      9,458,185
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

     220,593      760,385      2,908,486                0       1,642,628      15,171,378      23,087,695     10,306,811
  $    10.35   $     9.43    $      8.95      $         0     $     12.11    $      11.85    $      10.21   $      10.81
  $2,286,948   $6,196,181    $24,575,045      $         0     $17,681,673    $165,385,638    $225,543,768   $103,336,058


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                               FRANKLIN                                        AST CLS
               AST GLOBAL   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST SCHRODERS  MODERATE ASSET AST J.P. MORGAN
   AST BOND    REAL ESTATE EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP GLOBAL TACTICAL   ALLOCATION   GLOBAL THEMATIC
PORTFOLIO 2019  PORTFOLIO  EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  01/01/2012   01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012     01/01/2012
      TO           TO             TO              TO              TO              TO              TO             TO
  12/31/2012   12/31/2012     12/31/2012     09/21/2012**     12/31/2012      12/31/2012      12/31/2012     12/31/2012
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  $    2,349   $   81,801    $   247,236      $ 4,634,544     $    78,376    $    606,948    $    934,844   $    372,802
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      15,999       93,211        369,212        1,906,338         273,589       2,244,875       2,927,793      1,410,500
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

     (13,650)     (11,410)      (121,976)       2,728,206        (195,213)     (1,637,927)     (1,992,949)    (1,037,698)
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      29,557            0        339,838                0               0         602,053       4,402,813        496,390

      (1,419)     134,049       (336,541)      15,394,586         409,844       2,099,981         984,445        818,542

      (3,809)     993,606      2,880,354       (2,097,431)      1,514,979      13,523,798       8,685,465      7,800,617
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      24,329    1,127,655      2,883,651       13,297,155       1,924,823      16,225,832      14,072,723      9,115,549
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

  $   10,679   $1,116,245    $ 2,761,675      $16,025,361     $ 1,729,610    $ 14,587,905    $ 12,079,774   $  8,077,851
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                              AST HORIZON
                                             MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               ALLOCATION   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP
                                               PORTFOLIO        PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS
                                             -------------- ----------------- ---------- -------------- ----------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ------------    ------------     --------     --------     --------
  Net Assets................................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ============    ============     ========     ========     ========

NET ASSETS, representing:
  Accumulation units........................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ------------    ------------     --------     --------     --------
                                              $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ============    ============     ========     ========     ========

  Units outstanding.........................    12,411,997      10,343,938       24,272       25,290       68,847
                                              ============    ============     ========     ========     ========

  Portfolio shares held.....................    13,202,382      11,388,008        8,034        7,712       22,064
  Portfolio net asset value per share.......  $      10.59    $      10.56     $  41.05     $  40.14     $  21.27
  Investment in portfolio shares, at cost...  $132,929,235    $111,661,207     $236,850     $247,113     $381,832

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                              AST HORIZON
                                             MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               ALLOCATION   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP
                                               PORTFOLIO        PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS
                                             -------------- ----------------- ---------- -------------- ----------
                                               01/01/2012      01/01/2012     01/01/2012   01/01/2012   01/01/2012
                                                   TO              TO             TO           TO           TO
                                               12/31/2012      12/31/2012     12/31/2012   12/31/2012   12/31/2012
                                             -------------- ----------------- ---------- -------------- ----------
INVESTMENT INCOME
  Dividend income...........................  $    664,747    $    434,455     $      0     $  3,092     $    515
                                              ------------    ------------     --------     --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     1,928,723       1,520,520        5,515        5,269        7,454
                                              ------------    ------------     --------     --------     --------

NET INVESTMENT INCOME (LOSS)................    (1,263,976)     (1,086,065)      (5,515)      (2,177)      (6,939)
                                              ------------    ------------     --------     --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......     2,879,907               0        1,660            0            0
  Realized gain (loss) on shares
   redeemed.................................       627,204         716,635       28,512       17,887       24,480
  Net change in unrealized gain (loss) on
   investments..............................     5,821,376       8,675,694       41,779       14,842       83,373
                                              ------------    ------------     --------     --------     --------

NET GAIN (LOSS) ON INVESTMENTS..............     9,328,487       9,392,329       71,951       32,729      107,853
                                              ------------    ------------     --------     --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $  8,064,511    $  8,306,264     $ 66,436     $ 30,552     $100,914
                                              ============    ============     ========     ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                        PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------

 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 --------    --------    --------   -------    --------    -------    -------        --------
 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 ========    ========    ========   =======    ========    =======    =======        ========

 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 --------    --------    --------   -------    --------    -------    -------        --------
 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 ========    ========    ========   =======    ========    =======    =======        ========

   30,013      31,372      10,255     6,471      14,160      2,741      1,847          24,409
 ========    ========    ========   =======    ========    =======    =======        ========

   10,098       7,564       3,110     2,398       2,788        975        674          29,533
 $  37.12    $  41.66    $  38.33   $ 29.04    $  51.69    $ 32.63    $ 30.41        $   8.35
 $289,710    $254,339    $103,775   $55,844    $117,731    $27,093    $15,965        $211,040


                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                        PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------
01/01/2012  01/01/2012  01/01/2012 01/01/2012 01/01/2012  01/01/2012 01/01/2012     01/01/2012
    TO          TO          TO         TO         TO          TO         TO             TO
12/31/2012  12/31/2012  12/31/2012 12/31/2012 12/31/2012  12/31/2012 12/31/2012     12/31/2012
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------
 $  1,658    $    892    $      0   $   134    $  3,491    $     0    $     0        $ 11,801
 --------    --------    --------   -------    --------    -------    -------        --------


    6,324       5,064       1,591     1,350       2,050        497        294           4,268
 --------    --------    --------   -------    --------    -------    -------        --------

   (4,666)     (4,172)     (1,591)   (1,216)      1,441       (497)      (294)          7,533
 --------    --------    --------   -------    --------    -------    -------        --------

        0           0           0         0           0          0          0               0

   28,837      20,490       3,168     7,323       8,170      1,488        955          14,768

   35,071      25,260      10,667     6,156       7,362      1,969      2,160          18,321
 --------    --------    --------   -------    --------    -------    -------        --------

   63,908      45,750      13,835    13,479      15,532      3,457      3,115          33,089
 --------    --------    --------   -------    --------    -------    -------        --------

 $ 59,242    $ 41,578    $ 12,244   $12,263    $ 16,973    $ 2,960    $ 2,821        $ 40,622
 ========    ========    ========   =======    ========    =======    =======        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                       SUBACCOUNTS
                                             --------------------------------------------------------------


                                                        PROFUND VP PROFUND VP                 AST JENNISON
                                             PROFUND VP LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
                                             UTILITIES    GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
                                             ---------- ---------- ---------- -------------- ---------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              --------   -------    -------      --------      ----------
  Net Assets................................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              ========   =======    =======      ========      ==========

NET ASSETS, representing:
  Accumulation units........................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              --------   -------    -------      --------      ----------
                                              $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              ========   =======    =======      ========      ==========

  Units outstanding.........................    22,559     4,585      8,294        10,681         556,714
                                              ========   =======    =======      ========      ==========

  Portfolio shares held.....................     6,680     1,262      2,764        20,445         484,182
  Portfolio net asset value per share.......  $  31.68   $ 38.98    $ 27.28      $   6.60      $    12.60
  Investment in portfolio shares, at cost...  $194,656   $44,192    $62,568      $140,036      $5,649,628

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                       SUBACCOUNTS
                                             --------------------------------------------------------------


                                                        PROFUND VP PROFUND VP                 AST JENNISON
                                             PROFUND VP LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
                                             UTILITIES    GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
                                             ---------- ---------- ---------- -------------- ---------------
                                             01/01/2012 01/01/2012 01/01/2012   01/01/2012     01/01/2012
                                                 TO         TO         TO           TO             TO
                                             12/31/2012 12/31/2012 12/31/2012   12/31/2012     12/31/2012
                                             ---------- ---------- ---------- -------------- ---------------
INVESTMENT INCOME
  Dividend income...........................  $  7,360   $    37    $   773      $  1,072      $   21,308
                                              --------   -------    -------      --------      ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     4,118       853      1,516         3,347          84,493
                                              --------   -------    -------      --------      ----------

NET INVESTMENT INCOME (LOSS)................     3,242      (816)      (743)       (2,275)        (63,185)
                                              --------   -------    -------      --------      ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......         0         0          0        12,074               0
  Realized gain (loss) on shares
   redeemed.................................    11,656     3,326     13,261        34,556          15,087
  Net change in unrealized gain (loss) on
   investments..............................   (17,498)    1,514      2,978       (34,325)        485,373
                                              --------   -------    -------      --------      ----------

NET GAIN (LOSS) ON INVESTMENTS..............    (5,842)    4,840     16,239        12,305         500,460
                                              --------   -------    -------      --------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ (2,600)  $ 4,024    $15,496      $ 10,030      $  437,275
                                              ========   =======    =======      ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
  AST JENNISON                                  INTERNATIONAL    OMEGA GROWTH   SMALL CAP VALUE                AST QUANTITATIVE
   LARGE-CAP        AST BOND       AST BOND    EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE    AST BOND        MODELING
GROWTH PORTFOLIO PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1       CLASS 1         CLASS 1     PORTFOLIO 2022    PORTFOLIO
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  -----------     -----------    -----------       --------        --------         -------      -----------       -------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  -----------     -----------    -----------       --------        --------         -------      -----------       -------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

      875,800       1,846,896      2,129,378         15,969         168,936           5,173        1,736,527         7,416
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

      756,233       1,798,099      2,011,902         44,479          14,290           6,670        1,667,349         7,236
  $     14.03     $     12.15    $     14.00       $   4.94        $  25.56         $  9.41      $     12.93       $ 10.18
  $ 9,908,867     $20,870,951    $26,172,948       $209,876        $279,468         $49,337      $20,355,901       $69,283

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
  AST JENNISON                                  INTERNATIONAL    OMEGA GROWTH   SMALL CAP VALUE                AST QUANTITATIVE
   LARGE-CAP        AST BOND       AST BOND    EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE    AST BOND        MODELING
GROWTH PORTFOLIO PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1       CLASS 1         CLASS 1     PORTFOLIO 2022    PORTFOLIO
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
   01/01/2012      01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012
       TO              TO             TO              TO              TO              TO              TO              TO
   12/31/2012      12/31/2012     12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $         0     $   105,377    $   234,343       $  3,408        $      0         $   726      $     5,235       $    25
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

      144,628         454,961        669,383          3,598           6,125           1,049          384,663           859
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

     (144,628)       (349,584)      (435,040)          (190)         (6,125)           (323)        (379,428)         (834)
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

            0               0        622,481         13,810          23,469               0           36,319             0
      132,373         366,417      1,311,773          1,218           7,982           1,216          531,946           (25)

      678,640         572,745         (4,266)         9,950          34,762           6,451          605,205         4,378
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

      811,013         939,162      1,929,988         24,978          66,213           7,667        1,173,470         4,353
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

  $   666,385     $   589,578    $ 1,494,948       $ 24,788        $ 60,088         $ 7,344      $   794,042       $ 3,519
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                WELLS FARGO
                                               AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
                                             GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND
                                                 PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023
                                             ----------------- -------------- -------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                -----------       --------      ----------     ----------     ----------
  Net Assets................................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                ===========       ========      ==========     ==========     ==========

NET ASSETS, representing:
  Accumulation units........................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                -----------       --------      ----------     ----------     ----------
                                                $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                ===========       ========      ==========     ==========     ==========

  Units outstanding.........................      8,594,013         17,208         643,150        348,513        376,166
                                                ===========       ========      ==========     ==========     ==========

  Portfolio shares held.....................      8,402,522         10,474         632,314        341,948        369,070
  Portfolio net asset value per share.......    $     10.32       $  20.02      $    10.81     $    10.59     $    10.59
  Investment in portfolio shares, at cost...    $82,270,028       $173,248      $6,657,016     $3,540,857     $3,873,515

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                WELLS FARGO
                                               AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
                                             GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND
                                                 PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023
                                             ----------------- -------------- -------------- -------------- --------------
                                                01/01/2012       01/01/2012     01/01/2012     01/01/2012    01/03/2012*
                                                    TO               TO             TO             TO             TO
                                                12/31/2012       12/31/2012     12/31/2012     12/31/2012     12/31/2012
                                             ----------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income...........................    $   311,619       $  1,190      $    6,323     $    5,075     $        0
                                                -----------       --------      ----------     ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      1,118,707          3,751          59,954         36,373         24,877
                                                -----------       --------      ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS)................       (807,088)        (2,561)        (53,631)       (31,298)       (24,877)
                                                -----------       --------      ----------     ----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0             71           6,348          1,317              0
  Realized gain (loss) on shares
   redeemed.................................         36,625         14,141          44,175          5,928          7,752
  Net change in unrealized gain (loss) on
   investments..............................      6,636,996         22,873         175,383         77,269         34,932
                                                -----------       --------      ----------     ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............      6,673,621         37,085         225,906         84,514         42,684
                                                -----------       --------      ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................    $ 5,866,533       $ 34,524      $  172,275     $   53,216     $   17,807
                                                ===========       ========      ==========     ==========     ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                            SUBACCOUNTS (CONTINUED)
       ----------------------------------------------------------------
          AST FRANKLIN        AST NEW      AST WESTERN
       TEMPLETON FOUNDING DISCOVERY ASSET ASSET EMERGING     AST MFS
        FUNDS ALLOCATION    ALLOCATION     MARKETS DEBT     LARGE-CAP
           PORTFOLIO         PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
       ------------------ --------------- -------------- ---------------
          $209,727,629      $23,600,557      $67,696         $40,197
          ------------      -----------      -------         -------
          $209,727,629      $23,600,557      $67,696         $40,197
          ============      ===========      =======         =======

          $209,727,629      $23,600,557      $67,696         $40,197
          ------------      -----------      -------         -------
          $209,727,629      $23,600,557      $67,696         $40,197
          ============      ===========      =======         =======

            19,510,744        2,285,241        6,510           3,943
          ============      ===========      =======         =======

            19,294,170        2,289,094        6,478           3,918
          $      10.87      $     10.31      $ 10.45         $ 10.26
          $205,927,745      $22,764,603      $67,121         $39,965


                            SUBACCOUNTS (CONTINUED)
       ----------------------------------------------------------------
          AST FRANKLIN        AST NEW      AST WESTERN
       TEMPLETON FOUNDING DISCOVERY ASSET ASSET EMERGING     AST MFS
        FUNDS ALLOCATION    ALLOCATION     MARKETS DEBT     LARGE-CAP
           PORTFOLIO         PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
       ------------------ --------------- -------------- ---------------
           4/30/2012*       4/30/2012*      8/20/2012*     8/20/2012*
               TO               TO              TO             TO
           12/31/2012       12/31/2012      12/31/2012     12/31/2012
       ------------------ --------------- -------------- ---------------
          $          0      $   180,309      $     0         $     0
          ------------      -----------      -------         -------

               981,950          209,424           80              98
          ------------      -----------      -------         -------

              (981,950)         (29,115)         (80)            (98)
          ------------      -----------      -------         -------

                     0                0            0               0
              (464,899)        (116,623)         (14)            (57)
             3,799,884          835,954          575             232
          ------------      -----------      -------         -------

             3,334,985          719,331          561             175
          ------------      -----------      -------         -------

          $  2,353,035      $   690,216      $   481         $    77
          ============      ===========      =======         =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (244,781) $  (280,119) $   776,897   $   788,589   $  (174,609) $  (167,794)
  Capital gains distributions
   received.............................           0            0    1,139,718       626,795             0            0
  Realized gain (loss) on shares
   redeemed.............................           0            0      255,645       251,851       (25,831)    (211,841)
  Net change in unrealized gain (loss)
   on investments.......................           0            0      121,486       (53,592)    2,600,794     (625,359)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (244,781)    (280,119)   2,293,746     1,613,643     2,400,354   (1,004,994)
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     160,466      246,545      106,299       125,726       177,261      103,894
  Annuity Payments......................    (236,935)     (43,772)    (241,759)      (39,049)      (67,725)    (205,140)
  Surrenders, withdrawals and death
   benefits.............................  (4,867,505)  (4,593,592)  (2,914,577)   (3,209,635)   (2,303,729)  (2,190,802)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,717,959      654,286     (162,581)      263,660      (167,042)    (501,118)
  Withdrawal and other charges..........     (11,115)     (14,037)     (10,221)      (11,153)      (17,184)     (18,660)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,237,130)  (3,750,570)  (3,222,839)   (2,870,451)   (2,378,419)  (2,811,826)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (3,481,911)  (4,030,689)    (929,093)   (1,256,808)       21,935   (3,816,820)

NET ASSETS
  Beginning of period...................  18,882,658   22,913,347   26,478,792    27,735,600    20,353,150   24,169,970
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $15,400,747  $18,882,658  $25,549,699   $26,478,792   $20,375,085  $20,353,150
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  15,081,905   18,414,358   11,804,540    13,115,233    11,025,380   12,475,419
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Units issued..........................   4,076,923    3,837,949      295,489       483,619       254,562      141,157
  Units redeemed........................  (6,790,219)  (7,170,402)  (1,667,140)   (1,794,312)   (1,471,593)  (1,591,196)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................  12,368,609   15,081,905   10,432,889    11,804,540     9,808,349   11,025,380
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  -----------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012   01/01/2011
     TO             TO           TO            TO           TO           TO          TO           TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012   12/31/2011
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
$  (141,914)   $  (146,740) $ 1,169,875   $ 1,373,509  $    61,141  $    43,098  $    9,624  $     8,149
          0              0            0             0       73,521            0           0            0
   (455,486)      (472,832)     (80,810)     (136,950)     348,859      (34,971)    (10,604)     (38,730)
  4,147,124     (1,512,573)   1,483,484      (415,432)   2,762,567      193,315     815,282     (452,439)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

  3,549,724     (2,132,145)   2,572,549       821,127    3,246,088      201,442     814,302     (483,020)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

    122,033         38,416      142,922        44,014       95,987      103,001      10,832       17,713
    (63,221)       (27,555)    (103,176)      (41,041)     (96,699)    (133,194)     (3,155)     (37,081)
 (3,408,357)    (3,546,889)  (2,876,057)   (3,020,998)  (3,121,466)  (2,908,177)   (555,958)    (651,159)
   (545,885)      (491,024)     (91,404)     (566,559)    (678,269)  (1,100,751)    (52,465)    (156,477)
    (39,526)       (42,623)     (25,837)      (27,624)     (26,136)     (27,972)     (6,446)      (7,007)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

 (3,934,956)    (4,069,675)  (2,953,552)   (3,612,208)  (3,826,583)  (4,067,093)   (607,192)    (834,011)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

   (385,232)    (6,201,820)    (381,003)   (2,791,081)    (580,495)  (3,865,651)    207,110   (1,317,031)

 28,787,014     34,988,834   21,605,149    24,396,230   24,117,584   27,983,235   5,367,968    6,684,999
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
$28,401,782    $28,787,014  $21,224,146   $21,605,149  $23,537,089  $24,117,584  $5,575,078  $ 5,367,968
===========    ===========  ===========   ===========  ===========  ===========  ==========  ===========

 14,821,037     16,908,321    6,482,108     7,412,235   14,344,274   16,877,441   3,495,084    4,001,680
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
    350,567        277,200      274,094       172,243      932,935      535,922      44,103       78,774
 (2,328,227)    (2,364,484)  (1,019,355)   (1,102,370)  (3,113,517)  (3,069,089)   (412,183)    (585,370)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
 12,843,377     14,821,037    5,736,847     6,482,108   12,163,692   14,344,274   3,127,004    3,495,084
===========    ===========  ===========   ===========  ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2012   01/01/2011  01/01/2012    01/01/2011   01/01/2012  01/01/2011
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2012   12/31/2011  12/31/2012    12/31/2011   12/31/2012  12/31/2011
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (317,078) $  (295,693) $  (35,180)   $  (27,624)  $   (2,031) $      881
  Capital gains distributions
   received.............................           0            0     228,962        63,415            0           0
  Realized gain (loss) on shares
   redeemed.............................     592,328      406,976      64,391        43,769       (2,769)       (308)
  Net change in unrealized gain (loss)
   on investments.......................   3,102,356     (270,329)    349,869      (122,408)     277,759    (276,997)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   3,377,606     (159,046)    608,042       (42,848)     272,959    (276,424)
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      88,956      122,286      20,985         5,188        5,674       1,487
  Annuity Payments......................     (53,740)     (80,628)     (6,444)      (18,663)     (18,270)    (13,833)
  Surrenders, withdrawals and death
   benefits.............................  (2,661,043)  (3,012,651)   (479,516)     (549,818)    (119,315)   (286,228)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (615,752)    (781,997)   (181,263)      134,343       42,640     (23,792)
  Withdrawal and other charges..........     (23,464)     (24,422)     (2,089)       (2,253)        (666)       (783)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,265,043)  (3,777,412)   (648,327)     (431,203)     (89,937)   (323,149)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     112,563   (3,936,458)    (40,285)     (474,051)     183,022    (599,573)

NET ASSETS
  Beginning of period...................  23,575,711   27,512,169   4,475,517     4,949,568    1,654,713   2,254,286
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $23,688,274  $23,575,711  $4,435,232    $4,475,517   $1,837,735  $1,654,713
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  13,278,906   15,574,177   1,671,770     1,832,332    1,305,399   1,531,675
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Units issued..........................     214,953      364,774      26,178       137,917       52,117      66,946
  Units redeemed........................  (2,003,259)  (2,660,045)   (250,324)     (298,479)    (118,006)   (293,222)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................  11,490,600   13,278,906   1,447,624     1,671,770    1,239,510   1,305,399
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
 T. ROWE PRICE EQUITY     INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
   INCOME PORTFOLIO                 FUND                     SHARES                    SHARES
----------------------    ------------------------  -----------------------   ------------------------
01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012    01/01/2011   01/01/2012   01/01/2011
    TO            TO           TO           TO          TO            TO           TO           TO
12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012    12/31/2011   12/31/2012   12/31/2011
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
$   48,551    $   23,458  $   (40,311) $   (43,837) $  (44,405)  $   (45,194) $   (61,045) $  (110,342)
         0             0            0            0      89,288             0      915,648      114,744
    78,505        18,572      204,223      171,309      (6,820)      (64,806)     203,028      799,976
   819,802      (169,511)     912,898     (229,269)    780,632      (249,040)     (74,237)  (5,251,141)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

   946,858      (127,481)   1,076,810     (101,797)    818,695      (359,040)     983,394   (4,446,763)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

    25,123         6,398       44,673        8,200      23,957         1,696       31,217       14,222
   (54,013)            0      (59,838)      (7,426)    (29,760)      (28,139)     (35,472)     (98,634)
  (564,744)     (644,061)    (842,804)  (1,004,438)   (591,771)     (702,937)  (1,019,800)  (1,673,328)
  (292,536)     (145,301)    (214,413)    (236,795)   (109,787)       (3,890)    (134,416)       5,912
    (2,801)       (2,986)      (4,835)      (5,288)     (3,086)       (3,302)      (4,069)      (5,081)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

  (888,971)     (785,950)  (1,077,217)  (1,245,747)   (710,447)     (736,572)  (1,162,540)  (1,756,909)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

    57,887      (913,431)        (407)  (1,347,544)    108,248    (1,095,612)    (179,146)  (6,203,672)

 6,386,979     7,300,410    9,075,105   10,422,649   4,977,112     6,072,724    8,735,377   14,939,049
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
$6,444,866    $6,386,979  $ 9,074,698  $ 9,075,105  $5,085,360   $ 4,977,112  $ 8,556,231  $ 8,735,377
==========    ==========  ===========  ===========  ==========   ===========  ===========  ===========

 3,092,160     3,462,271    5,089,195    5,770,912   3,289,365     3,767,484    2,903,952    3,325,293
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
    51,954        51,035       71,550       43,731      27,405       116,004      126,827      128,634
  (446,076)     (421,146)    (629,862)    (725,448)   (444,015)     (594,123)    (492,506)    (549,975)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
 2,698,038     3,092,160    4,530,883    5,089,195   2,872,755     3,289,365    2,538,273    2,903,952
==========    ==========  ===========  ===========  ==========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -    AMERICAN CENTURY VP
                                              INITIAL CLASS            INITIAL CLASS            VALUE FUND
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2012   01/01/2011  01/01/2012  01/01/2011  01/01/2012  01/01/2011
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2012   12/31/2011  12/31/2012  12/31/2011  12/31/2012  12/31/2011
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $   (9,985)  $   (9,407) $  (83,026) $  (75,971) $   12,388  $   15,473
  Capital gains distributions
   received.............................          0            0           0           0           0           0
  Realized gain (loss) on shares
   redeemed.............................     45,260       24,336     129,543      60,900     (25,601)    (41,939)
  Net change in unrealized gain (loss)
   on investments.......................    206,058      (45,278)    834,252     (74,274)    303,551      22,732
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    241,333      (30,349)    880,769     (89,345)    290,338      (3,734)
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        497        3,791      25,288      10,683       1,346       3,623
  Annuity Payments......................    (38,028)           0     (26,097)    (16,581)     (9,957)          0
  Surrenders, withdrawals and death
   benefits.............................   (165,889)    (197,731)   (651,393)   (616,480)   (254,891)   (203,523)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (44,870)     (67,083)   (117,948)   (171,257)   (115,773)    (36,850)
  Withdrawal and other charges..........       (857)        (940)     (3,231)     (3,438)       (902)       (978)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (249,147)    (261,963)   (773,381)   (797,073)   (380,177)   (237,728)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     (7,814)    (292,312)    107,388    (886,418)    (89,839)   (241,462)

NET ASSETS
  Beginning of period...................  1,609,260    1,901,572   5,790,361   6,676,779   2,407,512   2,648,974
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,601,446   $1,609,260  $5,897,749  $5,790,361  $2,317,673  $2,407,512
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    990,180    1,148,688   3,507,477   3,974,850   1,221,358   1,337,254
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Units issued..........................      4,638        8,059      43,936      44,551      23,004      55,148
  Units redeemed........................   (142,758)    (166,567)   (470,327)   (511,924)   (202,894)   (171,044)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    852,060      990,180   3,081,086   3,507,477   1,041,468   1,221,358
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP                                                   ALLIANCEBERNSTEIN VPS
   GROWTH SECURITIES         PRUDENTIAL JENNISON 20/20       DAVIS VALUE         LARGE CAP GROWTH
    FUND - CLASS 2               FOCUS PORTFOLIO              PORTFOLIO          PORTFOLIO CLASS B
---------------------------  ------------------------  ----------------------  --------------------
01/01/2012     01/01/2011    01/01/2012   01/01/2011   01/01/2012  01/01/2011  01/01/2012 01/01/2011
    TO             TO            TO           TO           TO          TO          TO         TO
12/31/2012     12/31/2011    12/31/2012   12/31/2011   12/31/2012  12/31/2011  12/31/2012 12/31/2011
----------     ----------    ----------   ----------   ----------  ----------  ---------- ----------
$  (38,481)    $  (40,894)   $  (57,052)  $  (59,023)  $    4,823  $  (13,965) $  (6,703) $  (6,775)
   198,220              0       142,038            0      128,020     170,802          0          0
     7,673         29,089        82,708      135,768        5,966      20,762      4,568     (4,784)
    75,483       (162,699)      204,349     (291,919)      97,350    (319,761)    71,759    (16,901)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   242,895       (174,504)      372,043     (215,174)     236,159    (142,162)    69,624    (28,460)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

    12,591          2,986        17,693        3,248       23,037       4,657          0      2,336
    (8,993)             0       (15,943)     (53,940)     (21,283)          0          0          0
  (225,427)      (298,676)     (394,793)    (602,712)    (234,844)   (237,379)   (71,346)   (50,417)
    25,705        129,317        11,429       90,954      (52,766)     58,067     (7,573)    48,194
    (1,223)        (1,384)       (1,620)      (1,718)        (726)       (823)      (123)      (187)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (197,347)      (167,757)     (383,234)    (564,168)    (286,582)   (175,478)   (79,042)       (74)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

    45,548       (342,261)      (11,191)    (779,342)     (50,423)   (317,640)    (9,418)   (28,534)

 2,657,379      2,999,640     4,027,325    4,806,667    2,181,362   2,499,002    466,570    495,104
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
$2,702,927     $2,657,379    $4,016,134   $4,027,325   $2,130,939  $2,181,362  $ 457,152  $ 466,570
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

 1,511,453      1,608,281     2,433,178    2,744,426    2,104,144   2,277,948    785,087    794,616
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
    65,256        142,782        82,183      133,797       38,639     159,264     41,588    137,262
  (174,702)      (239,610)     (300,318)    (445,045)    (300,250)   (333,068)  (155,528)  (146,791)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
 1,402,007      1,511,453     2,215,043    2,433,178    1,842,533   2,104,144    671,147    785,087
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2012   01/01/2011  01/01/2012     01/01/2011      01/01/2012     01/01/2011
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2012   12/31/2011  12/31/2012     12/31/2011      12/31/2012     12/31/2011
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (105,994) $   (97,941)  $ (5,220)     $  (6,247)     $  (104,785)   $   (98,620)
  Capital gains distributions
   received.............................           0            0      7,934              0          654,025         86,893
  Realized gain (loss) on shares
   redeemed.............................      77,414      (91,016)    24,779         45,906          319,389        290,994
  Net change in unrealized gain (loss)
   on investments.......................   1,310,579     (192,952)    38,273        (64,047)         445,233       (175,094)
                                         -----------  -----------   --------      ---------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,281,999     (381,909)    65,766        (24,388)       1,313,862        104,173
                                         -----------  -----------   --------      ---------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      30,033       11,683      3,676            431           22,137         15,909
  Annuity Payments......................      (8,453)     (16,710)         0              0           (9,411)             0
  Surrenders, withdrawals and death
   benefits.............................  (1,402,415)  (1,407,904)   (34,276)      (124,939)      (1,502,543)    (1,585,027)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (379,451)  (2,553,192)   (68,194)       (95,065)        (490,741)      (202,395)
  Withdrawal and other charges..........     (26,175)     (28,141)      (691)          (814)         (22,454)       (23,760)
                                         -----------  -----------   --------      ---------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,786,461)  (3,994,264)   (99,485)      (220,387)      (2,003,012)    (1,795,273)
                                         -----------  -----------   --------      ---------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (504,462)  (4,376,173)   (33,719)      (244,775)        (689,150)    (1,691,100)

NET ASSETS
  Beginning of period...................   9,693,716   14,069,889    422,958        667,733        9,167,959     10,859,059
                                         -----------  -----------   --------      ---------       -----------    -----------
  End of period......................... $ 9,189,254  $ 9,693,716   $389,239      $ 422,958      $ 8,478,809    $ 9,167,959
                                         ===========  ===========   ========      =========       ===========    ===========

  Beginning units.......................   5,635,542    7,783,323    428,077        679,019        4,764,169      5,711,766
                                         -----------  -----------   --------      ---------       -----------    -----------
  Units issued..........................     130,535      218,571     22,814         21,611           98,067        441,164
  Units redeemed........................  (1,084,545)  (2,366,352)   (96,712)      (272,553)      (1,020,320)    (1,388,761)
                                         -----------  -----------   --------      ---------       -----------    -----------
  Ending units..........................   4,681,532    5,635,542    354,179        428,077        3,841,916      4,764,169
                                         ===========  ===========   ========      =========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS        AST AMERICAN CENTURY
    GROWTH PORTFOLIO            VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO INCOME & GROWTH PORTFOLIO
--------------------------  --------------------------  ------------------------  -------------------------
01/01/2012     01/01/2011   01/01/2012    01/01/2011     01/01/2012   01/01/2011   01/01/2012    01/01/2011
    TO             TO           TO            TO             TO           TO           TO            TO
12/31/2012     12/31/2011   12/31/2012    12/31/2011     12/31/2012   12/31/2011  05/04/2012**   12/31/2011
----------    -----------   ----------    ----------    -----------  -----------  ------------  -----------
$  (24,672)   $    (8,300)  $   28,035    $   26,707    $   (70,264) $   (49,501) $    (85,753) $   (61,643)
         0              0            0             0              0            0             0            0
  (172,428)      (191,568)    (250,350)     (136,178)       207,666     (653,090)    1,719,868     (269,379)
   695,469       (329,966)     577,066      (326,788)     1,644,817     (554,749)     (604,836)    (139,033)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

   498,369       (529,834)     354,751      (436,259)     1,782,219   (1,257,340)    1,029,279     (470,055)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

     5,651          4,968        1,400        24,408      2,844,015    5,343,435     2,744,550    6,263,169
    (8,681)             0            0             0              0            0             0            0
  (366,654)      (539,931)    (644,116)     (588,596)      (284,923)     (98,151)      (67,401)    (391,179)
  (129,624)      (151,614)      30,184        35,069      2,041,671   (2,583,179)  (14,838,280)  (1,914,870)
    (6,366)        (6,878)      (5,568)       (6,217)      (109,002)     (57,870)      (44,059)     (74,321)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

  (505,674)      (693,455)    (618,100)     (535,336)     4,491,761    2,604,235   (12,205,190)   3,882,799
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

    (7,305)    (1,223,289)    (263,349)     (971,595)     6,273,980    1,346,895   (11,175,911)   3,412,744

 2,649,644      3,872,933    2,637,567     3,609,162      8,530,502    7,183,607    11,175,911    7,763,167
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
$2,642,339    $ 2,649,644   $2,374,218    $2,637,567    $14,804,482  $ 8,530,502  $          0  $11,175,911
 ==========   ===========    ==========    ==========   ===========  ===========  ============  ===========

 2,217,408      2,752,691    1,944,492     2,287,701        906,605      721,811     1,060,852      767,043
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
    59,139        107,559      122,797       117,961        993,076    1,199,167       554,112    1,307,129
  (425,786)      (642,842)    (533,795)     (461,170)      (586,982)  (1,014,373)   (1,614,964)  (1,013,320)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
 1,850,761      2,217,408    1,533,494     1,944,492      1,312,699      906,605             0    1,060,852
 ==========   ===========    ==========    ==========   ===========  ===========  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                            SUBACCOUNTS
                                         --------------------------------------------------------------------------------

                                          AST SCHRODERS MULTI-ASSET     AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC
                                         WORLD STRATEGIES PORTFOLIO      REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO
                                         --------------------------  ------------------------  --------------------------
                                          01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011
                                              TO            TO            TO           TO           TO            TO
                                          12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011
                                         ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $    404,876  $   (101,547) $   (55,904) $   (85,685) $   (243,621) $   (623,603)
  Capital gains distributions
   received.............................            0       979,487            0            0             0             0
  Realized gain (loss) on shares
   redeemed.............................      649,719    (2,016,922)     351,957     (235,309)      952,250       417,664
  Net change in unrealized gain (loss)
   on investments.......................    9,970,290    (7,873,818)   1,237,297       79,302     8,423,788    (2,330,731)
                                         ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   11,024,885    (9,012,800)   1,533,350     (241,692)    9,132,417    (2,536,670)
                                         ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   37,276,063    60,348,216    4,816,165    5,729,775    44,166,089    36,420,477
  Annuity Payments......................            0             0            0            0             0             0
  Surrenders, withdrawals and death
   benefits.............................   (1,495,720)   (1,052,475)    (249,888)    (197,722)   (2,054,688)   (1,759,666)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   13,008,868   (20,658,177)   3,291,874   (1,936,649)    8,968,274   (14,711,557)
  Withdrawal and other charges..........   (1,285,710)     (761,692)    (116,674)     (52,078)     (929,387)     (509,960)
                                         ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   47,503,501    37,875,872    7,741,477    3,543,326    50,150,288    19,439,294
                                         ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   58,528,386    28,863,072    9,274,827    3,301,634    59,282,705    16,902,624

NET ASSETS
  Beginning of period...................  105,293,592    76,430,520    9,555,425    6,253,791    85,179,205    68,276,581
                                         ------------  ------------  -----------  -----------  ------------  ------------
  End of period......................... $163,821,978  $105,293,592  $18,830,252  $ 9,555,425  $144,461,910  $ 85,179,205
                                         ============  ============  ===========  ===========  ============  ============

  Beginning units.......................   10,204,353     7,044,852      780,293      542,367     8,024,460     6,294,008
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Units issued..........................    9,652,968    11,330,820    1,081,053    1,038,140     6,923,305     6,101,049
  Units redeemed........................   (5,308,689)   (8,171,319)    (510,408)    (800,214)   (2,396,347)   (4,370,597)
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Ending units..........................   14,548,632    10,204,353    1,350,938      780,293    12,551,418     8,024,460
                                         ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                           AST FEDERATED
  AST BLACKROCK VALUE           AST HIGH YIELD           AGGRESSIVE GROWTH        AST MID-CAP VALUE
       PORTFOLIO                   PORTFOLIO                 PORTFOLIO                PORTFOLIO
-----------------------    ------------------------  ------------------------  -----------------------
 01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011  01/01/2012   01/01/2011
     TO            TO           TO           TO           TO           TO          TO           TO
 12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011  12/31/2012   12/31/2011
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
$   (70,782)   $  (57,433) $   736,594  $   520,629  $  (212,143) $  (120,111) $ (107,332) $   (70,121)
          0             0            0            0            0            0      32,967            0
     80,094      (427,702)     198,589     (156,595)     297,998   (1,802,400)    217,403     (275,890)
    907,248      (196,127)     970,177     (336,919)   1,502,577   (1,242,562)    959,471     (586,466)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

    916,560      (681,262)   1,905,360       27,115    1,588,432   (3,165,073)  1,102,509     (932,477)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  5,643,377     3,275,428    7,074,932    5,235,872    2,989,729    3,475,193   1,744,832    2,723,023
          0             0            0            0            0            0           0            0
   (254,233)      (82,293)    (381,666)    (387,782)    (225,401)    (224,026)   (143,938)    (108,091)
  1,425,213      (217,672)   1,718,258   (2,447,600)   1,648,669    3,649,330   1,253,242   (1,146,512)
    (91,110)      (30,120)    (136,094)     (61,966)    (109,089)     (63,894)    (69,515)     (42,808)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  6,723,247     2,945,343    8,275,430    2,338,524    4,303,908    6,836,603   2,784,621    1,425,612
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  7,639,807     2,264,081   10,180,790    2,365,639    5,892,340    3,671,530   3,887,130      493,135

  6,050,008     3,785,927   11,409,719    9,044,080    8,661,558    4,990,028   5,953,093    5,459,958
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
$13,689,815    $6,050,008  $21,590,509  $11,409,719  $14,553,898  $ 8,661,558  $9,840,223  $ 5,953,093
===========    ==========  ===========  ===========  ===========  ===========  ==========  ===========

    595,589       369,225    1,019,827      811,608      859,377      423,446     549,671      480,961
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
  1,160,030       980,364    1,420,063      953,794    1,165,100    1,783,808     630,666      786,129
   (561,841)     (754,000)    (702,733)    (745,575)    (801,422)  (1,347,877)   (402,263)    (717,419)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
  1,193,778       595,589    1,737,157    1,019,827    1,223,055      859,377     778,074      549,671
===========    ==========  ===========  ===========  ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                                                     AST GOLDMAN SACHS
                                           AST SMALL-CAP VALUE      CONCENTRATED GROWTH        AST GOLDMAN SACHS
                                                PORTFOLIO                PORTFOLIO         MID-CAP GROWTH PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2012  01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                             TO          TO           TO           TO           TO           TO
                                         12/31/2012  12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (98,617) $  (70,152) $  (181,798) $  (149,862) $  (288,568) $  (207,851)
  Capital gains distributions
   received.............................          0           0            0            0    1,788,797      741,248
  Realized gain (loss) on shares
   redeemed.............................    186,176    (361,914)     394,306     (116,211)     288,440     (824,237)
  Net change in unrealized gain (loss)
   on investments.......................    877,635    (565,184)   1,585,979     (915,576)     535,464   (1,344,424)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    965,194    (997,250)   1,798,487   (1,181,649)   2,324,133   (1,635,264)
                                         ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........  1,777,347   1,942,517    2,952,835    5,288,197    5,508,333    6,626,317
  Annuity Payments......................          0           0            0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................   (184,699)   (200,487)    (168,124)    (727,377)    (292,132)    (514,525)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    881,883    (487,086)   2,431,162   (3,382,134)   3,006,718   (4,211,860)
  Withdrawal and other charges..........    (57,402)    (35,081)    (105,228)     (66,657)    (145,060)     (82,650)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,417,129   1,219,863    5,110,645    1,112,029    8,077,859    1,817,282
                                         ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  3,382,323     222,613    6,909,132      (69,620)  10,401,992      182,018

NET ASSETS
  Beginning of period...................  5,461,308   5,238,695    8,999,026    9,068,646   11,358,598   11,176,580
                                         ----------  ----------  -----------  -----------  -----------  -----------
  End of period......................... $8,843,631  $5,461,308  $15,908,158  $ 8,999,026  $21,760,590  $11,358,598
                                         ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units.......................    521,742     463,947      872,417      824,975    1,007,755      933,653
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Units issued..........................    593,744     742,343    1,028,879    1,136,403    1,401,054    1,397,818
  Units redeemed........................   (388,493)   (684,548)    (588,331)  (1,088,961)    (749,621)  (1,323,716)
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Ending units..........................    726,993     521,742    1,312,965      872,417    1,659,188    1,007,755
                                         ==========  ==========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                 AST LORD ABBETT
   AST LARGE-CAP VALUE          CORE FIXED INCOME     AST MARSICO CAPITAL GROWTH      AST MFS GROWTH
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO                  PORTFOLIO
------------------------    ------------------------  ------------------------   ------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011
     TO             TO           TO           TO           TO            TO           TO           TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
$   185,440    $   (22,121) $  (152,258) $   (11,283) $  (352,155)  $  (284,183) $  (134,732) $   (60,226)
          0              0      851,791            0            0             0            0            0
    (56,104)      (450,623)     218,595      311,717      673,619      (313,211)     203,666       (2,894)
  1,321,717       (100,386)     321,933      534,735    1,569,539    (1,384,872)     890,109     (277,215)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  1,451,053       (573,130)   1,240,061      835,169    1,891,003    (1,982,266)     959,043     (340,335)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  5,815,943      3,021,721   19,015,635   10,038,354    7,357,094    10,131,331    2,752,710    2,714,326
     (3,162)             0            0            0            0             0            0            0
   (364,054)      (668,652)    (729,647)    (825,159)    (804,069)     (306,361)    (123,992)     (86,834)
    585,699     (1,100,770)   2,948,375    1,764,030    3,500,918    (5,973,079)   2,468,415   (1,554,871)
    (87,661)       (29,588)    (264,759)     (60,975)    (226,628)     (133,581)     (68,163)     (33,371)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  5,946,765      1,222,711   20,969,604   10,916,250    9,827,315     3,718,310    5,028,970    1,039,250
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  7,397,818        649,581   22,209,665   11,751,419   11,718,318     1,736,044    5,988,013      698,915

  7,376,737      6,727,156   18,984,628    7,233,209   18,293,433    16,557,389    4,779,596    4,080,681
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
$14,774,555    $ 7,376,737  $41,194,293  $18,984,628  $30,011,751   $18,293,433  $10,767,609  $ 4,779,596
===========    ===========  ===========  ===========  ===========   ===========  ===========  ===========

    840,825        748,300    1,575,997      612,139    1,718,281     1,533,930      455,535      382,342
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
    931,282        598,324    3,018,361    1,562,949    2,053,244     2,296,032      754,551      518,096
   (354,684)      (505,799)  (1,241,846)    (599,091)  (1,228,269)   (2,111,681)    (316,091)    (444,903)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
  1,417,423        840,825    3,352,512    1,575,997    2,543,256     1,718,281      893,995      455,535
===========    ===========  ===========  ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                           AST NEUBERGER BERMAN    AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY
                                         MID-CAP GROWTH PORTFOLIO   MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO
                                         ------------------------  ------------------------   ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012    01/01/2011
                                              TO           TO           TO            TO           TO            TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012    12/31/2011
                                         -----------  -----------  -----------   -----------  -----------   -----------
OPERATIONS
  Net investment income (loss).......... $  (270,677) $  (177,994) $   (99,298)  $   (66,570) $   (70,868)  $   (99,497)
  Capital gains distributions
   received.............................           0            0            0             0      633,956       241,403
  Realized gain (loss) on shares
   redeemed.............................     384,771      (47,566)     227,472      (531,932)      (8,495)      (37,787)
  Net change in unrealized gain (loss)
   on investments.......................   1,045,463     (609,919)   1,438,918      (584,289)      44,946       (23,378)
                                         -----------  -----------  -----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,159,557     (835,479)   1,567,092    (1,182,791)     599,539        80,741
                                         -----------  -----------  -----------   -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   5,440,294    7,444,595    3,987,737     6,071,614    5,519,364     5,251,205
  Annuity Payments......................           0            0            0             0            0             0
  Surrenders, withdrawals and death
   benefits.............................    (314,385)    (249,444)    (158,864)     (182,710)    (663,167)     (421,133)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   3,183,156   (4,334,035)   1,863,335    (3,165,526)     889,017    (1,772,728)
  Withdrawal and other charges..........    (144,182)     (67,889)    (114,489)      (60,982)    (153,241)      (92,132)
                                         -----------  -----------  -----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   8,164,883    2,793,227    5,577,719     2,662,396    5,591,973     2,965,212
                                         -----------  -----------  -----------   -----------  -----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   9,324,440    1,957,748    7,144,811     1,479,605    6,191,512     3,045,953

NET ASSETS
  Beginning of period...................  10,192,969    8,235,221    8,617,159     7,137,554   15,100,283    12,054,330
                                         -----------  -----------  -----------   -----------  -----------   -----------
  End of period......................... $19,517,409  $10,192,969  $15,761,970   $ 8,617,159  $21,291,795   $15,100,283
                                         ===========  ===========  ===========   ===========  ===========   ===========

  Beginning units.......................     862,295      693,749      816,821       658,507    1,418,816     1,124,091
                                         -----------  -----------  -----------   -----------  -----------   -----------
  Units issued..........................   1,337,855    1,308,598    1,096,010     1,207,025    1,616,173     1,062,393
  Units redeemed........................    (689,455)  (1,140,052)    (624,134)   (1,048,711)  (1,074,032)     (767,668)
                                         -----------  -----------  -----------   -----------  -----------   -----------
  Ending units..........................   1,510,695      862,295    1,288,697       816,821    1,960,957     1,418,816
                                         ===========  ===========  ===========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY    AST QMA US EQUITY ALPHA AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET
    INCOME PORTFOLIO               PORTFOLIO           RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO
------------------------    ----------------------  ------------------------  --------------------------
 01/01/2012     01/01/2011  01/01/2012  01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011
     TO             TO          TO          TO           TO           TO           TO            TO
 12/31/2012     12/31/2011  12/31/2012  12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
$  (219,492)   $   (44,498) $  (53,984) $  (26,663) $  (337,592) $  (256,436) $ (1,817,234) $ (1,322,347)
          0              0           0           0            0            0     3,244,064             0
    272,418       (527,438)    210,908     (89,648)    (938,086)  (1,798,291)    3,780,200    (1,970,220)
  1,711,409       (281,119)    534,982     (41,070)   1,295,662   (4,185,345)   34,237,999    (5,886,549)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

  1,764,335       (853,055)    691,906    (157,381)      19,984   (6,240,072)   39,445,029    (9,179,116)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

  8,624,956      4,032,977   1,332,704   1,840,607    6,210,184   11,103,654   214,432,894   155,649,906
          0              0           0           0            0            0       (47,765)            0
   (310,353)      (337,801)   (101,406)    (44,525)    (807,838)  (1,006,363)   (6,278,599)   (3,334,779)
  3,750,355     (2,541,219)  2,217,682    (840,694)   4,381,151   (4,234,588)   42,569,080   (56,199,920)
   (133,663)       (50,937)    (45,713)    (15,761)    (219,845)    (155,135)   (3,593,349)   (1,551,070)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

 11,931,295      1,103,020   3,403,267     939,627    9,563,652    5,707,568   247,082,261    94,564,137
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

 13,695,630        249,965   4,095,173     782,246    9,583,636     (532,504)  286,527,290    85,385,021

  7,093,624      6,843,659   3,025,276   2,243,030   20,366,272   20,898,776   264,164,701   178,779,680
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
$20,789,254    $ 7,093,624  $7,120,449  $3,025,276  $29,949,908  $20,366,272  $550,691,991  $264,164,701
===========    ===========  ==========  ==========  ===========  ===========  ============  ============

    750,360        718,108     293,943     231,238    2,023,534    1,711,435    24,391,241    16,475,879
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
  1,774,359        931,581     625,878     348,921    2,695,125    2,914,961    31,324,650    25,775,367
   (666,433)      (899,329)   (353,178)   (286,216)  (1,754,320)  (2,602,862)  (10,054,069)  (17,860,005)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
  1,858,286        750,360     566,643     293,943    2,964,339    2,023,534    45,661,822    24,391,241
===========    ===========  ==========  ==========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                           AST MFS GLOBAL EQUITY   AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL
                                                 PORTFOLIO             EQUITY PORTFOLIO            BOND PORTFOLIO
                                         ------------------------  ------------------------   ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011
                                              TO           TO           TO            TO           TO           TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011
                                         -----------  -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $   (69,267) $   (96,593) $     4,158   $   (33,371) $   113,393  $   122,197
  Capital gains distributions
   received.............................           0            0            0             0      251,729       85,984
  Realized gain (loss) on shares
   redeemed.............................     243,678     (202,245)      47,047      (989,607)      31,346      132,783
  Net change in unrealized gain (loss)
   on investments.......................   1,903,728     (669,993)   2,750,619    (1,560,593)     118,159      (58,783)
                                         -----------  -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,078,139     (968,831)   2,801,824    (2,583,571)     514,627      282,181
                                         -----------  -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   3,825,529    4,493,172    2,964,946     6,305,033    4,433,992    4,731,334
  Annuity Payments......................           0            0            0             0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (212,833)    (160,572)    (297,787)     (201,509)    (366,680)    (457,696)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,392,047   (2,253,663)   2,387,662    (4,053,547)   1,803,030   (2,150,494)
  Withdrawal and other charges..........    (102,160)     (61,181)    (151,038)     (102,857)    (129,720)     (71,963)
                                         -----------  -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   4,902,583    2,017,756    4,903,783     1,947,120    5,740,622    2,051,181
                                         -----------  -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   6,980,722    1,048,925    7,705,607      (636,451)   6,255,249    2,333,362

NET ASSETS
  Beginning of period...................   7,785,786    6,736,861   12,053,672    12,690,123   11,416,125    9,082,763
                                         -----------  -----------  -----------   -----------  -----------  -----------
  End of period......................... $14,766,508  $ 7,785,786  $19,759,279   $12,053,672  $17,671,374  $11,416,125
                                         ===========  ===========  ===========   ===========  ===========  ===========

  Beginning units.......................     738,448      600,071    1,313,564     1,247,253    1,035,375      830,176
                                         -----------  -----------  -----------   -----------  -----------  -----------
  Units issued..........................     952,255    1,010,799    1,468,296     1,623,775    1,064,529    1,096,729
  Units redeemed........................    (522,146)    (872,422)    (993,889)   (1,557,464)    (528,441)    (891,530)
                                         -----------  -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,168,557      738,448    1,787,971     1,313,564    1,571,463    1,035,375
                                         ===========  ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT    AST CAPITAL GROWTH ASSET     AST ACADEMIC STRATEGIES       AST BALANCED ASSET
 HEDGED EQUITY PORTFOLIO       ALLOCATION PORTFOLIO     ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
------------------------    --------------------------  --------------------------  --------------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO             TO           TO            TO            TO            TO            TO            TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
$  (406,445)   $  (152,571) $ (2,740,809) $ (3,000,937) $ (2,483,084) $ (3,129,060) $ (3,559,473) $ (3,849,946)
          0              0             0             0             0             0    13,537,034             0
    256,583         26,689     4,530,791    (2,357,253)    3,262,162    (1,423,314)    5,104,906     2,153,974
  2,226,379       (630,011)   25,645,314   (14,290,332)   27,729,344   (13,767,759)   26,157,340   (17,882,809)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

  2,076,517       (755,893)   27,435,296   (19,648,522)   28,508,422   (18,320,133)   41,239,807   (19,578,781)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 20,838,895      8,089,423    72,208,643    93,007,685    55,680,594    84,558,699   119,037,626   135,261,534
          0              0             0             0             0             0      (290,287)            0
   (804,594)      (627,606)   (5,788,675)   (4,423,529)   (7,387,563)   (4,974,573)  (12,798,215)  (11,305,561)
  1,630,113        (35,642)   29,001,937   (67,834,244)   24,725,926   (42,666,476)   35,715,392   (79,705,786)
   (205,755)       (34,483)   (2,111,004)   (1,306,210)   (2,100,596)   (1,340,353)   (3,503,930)   (2,095,358)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 21,458,659      7,391,692    93,310,901    19,443,702    70,918,361    35,577,297   138,160,586    42,154,829
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 23,535,176      6,635,799   120,746,197      (204,820)   99,426,783    17,257,164   179,400,393    22,576,048

 16,414,783      9,778,984   216,804,339   217,009,159   249,345,914   232,088,750   352,781,945   330,205,897
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
$39,949,959    $16,414,783  $337,550,536  $216,804,339  $348,772,697  $249,345,914  $532,182,338  $352,781,945
===========    ===========  ============  ============  ============  ============  ============  ============

  1,819,065      1,007,356    21,420,963    20,678,461    24,615,273    22,015,759    33,653,172    30,549,180
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
  3,077,000      1,506,674    19,557,007    19,760,641    15,687,528    17,796,492    24,461,209    25,446,956
   (796,004)      (694,965)  (11,330,180)  (19,018,139)   (9,310,172)  (15,196,978)  (12,191,054)  (22,342,964)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
  4,100,061      1,819,065    29,647,790    21,420,963    30,992,629    24,615,273    45,923,327    33,653,172
===========    ===========  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                             SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                           AST PRESERVATION ASSET     AST FIRST TRUST BALANCED     AST FIRST TRUST CAPITAL
                                            ALLOCATION PORTFOLIO          TARGET PORTFOLIO       APPRECIATION TARGET PORTFOLIO
                                         --------------------------  --------------------------  ----------------------------
                                          01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012     01/01/2011
                                              TO            TO            TO            TO            TO             TO
                                          12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012     12/31/2011
                                         ------------  ------------  ------------  ------------  ------------   ------------
OPERATIONS
  Net investment income (loss).......... $ (2,136,461) $ (1,871,297) $    375,150  $     53,875  $   (741,402)  $   (625,646)
  Capital gains distributions
   received.............................   19,769,310             0             0             0             0              0
  Realized gain (loss) on shares
   redeemed.............................    1,988,511     2,465,464     1,121,650    (3,011,507)    1,325,613     (5,279,801)
  Net change in unrealized gain (loss)
   on investments.......................    6,895,289    (3,977,122)   12,984,047    (6,154,694)   13,624,196    (11,932,967)
                                         ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   26,516,649    (3,382,955)   14,480,847    (9,112,326)   14,208,407    (17,838,414)
                                         ------------  ------------  ------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........  144,317,246   116,740,663    84,911,023    81,273,329    73,832,499     84,854,477
  Annuity Payments......................            0             0       (17,014)            0             0              0
  Surrenders, withdrawals and death
   benefits.............................  (10,106,230)   (7,602,615)   (3,229,994)   (1,935,981)   (2,120,772)    (1,236,721)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    2,449,967   (42,561,992)   15,264,086   (30,458,071)   24,654,609    (49,562,091)
  Withdrawal and other charges..........   (2,638,158)   (1,391,361)   (1,693,589)     (812,420)   (1,540,896)      (814,608)
                                         ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  134,022,825    65,184,695    95,234,512    48,066,857    94,825,440     33,241,057
                                         ------------  ------------  ------------  ------------  ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  160,539,474    61,801,740   109,715,359    38,954,531   109,033,847     15,402,643

NET ASSETS
  Beginning of period...................  266,300,550   204,498,810   138,312,744    99,358,213   113,082,406     97,679,763
                                         ------------  ------------  ------------  ------------  ------------   ------------
  End of period......................... $426,840,024  $266,300,550  $248,028,103  $138,312,744  $222,116,253   $113,082,406
                                         ============  ============  ============  ============  ============   ============

  Beginning units.......................   24,615,353    18,568,295    13,265,213     9,356,812    11,105,442      9,120,677
                                         ------------  ------------  ------------  ------------  ------------   ------------
  Units issued..........................   18,123,219    16,496,730    14,709,530    13,675,653    16,010,851     15,611,746
  Units redeemed........................   (6,083,299)  (10,449,672)   (6,304,900)   (9,767,252)   (7,710,037)   (13,626,981)
                                         ------------  ------------  ------------  ------------  ------------   ------------
  Ending units..........................   36,655,273    24,615,353    21,669,843    13,265,213    19,406,256     11,105,442
                                         ============  ============  ============  ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
       AST ADVANCED           AST T. ROWE PRICE LARGE-CAP      AST MONEY MARKET         AST SMALL-CAP GROWTH
   STRATEGIES PORTFOLIO           GROWTH PORTFOLIO                 PORTFOLIO                  PORTFOLIO
--------------------------    --------------------------  --------------------------  ------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
     TO              TO            TO            TO            TO            TO            TO           TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
$ (1,125,736)   $ (1,109,068) $  (450,257)  $  (277,130)  $   (331,816) $   (284,412) $  (200,792) $  (124,005)
     978,632               0            0             0              0             0            0            0
   2,685,004      (2,073,998)     595,258      (119,297)             0             0      232,825       43,373
  25,417,674      (6,404,600)   2,690,050    (1,259,418)             0             0      828,600     (609,710)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

  27,955,574      (9,587,666)   2,835,051    (1,655,845)      (331,816)     (284,412)     860,633     (690,342)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 145,489,068     114,822,906    9,462,527     9,316,934      9,847,041    23,134,838    3,444,336    4,035,279
     (35,236)              0       (3,126)            0              0             0       (3,992)           0
  (4,458,320)     (2,259,599)    (604,612)     (385,324)   (21,332,031)  (11,068,116)    (457,867)    (269,956)
  30,640,009     (48,268,209)   6,954,363    (4,702,726)     9,993,186    (2,642,568)   2,353,980   (1,452,427)
  (2,447,999)     (1,068,296)    (226,310)     (107,883)      (141,855)      (99,847)     (92,306)     (38,817)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 169,187,522      63,226,802   15,582,842     4,121,001     (1,633,659)    9,324,307    5,244,151    2,274,079
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 197,143,096      53,639,136   18,417,893     2,465,156     (1,965,475)    9,039,895    6,104,784    1,583,737

 182,811,037     129,171,901   16,199,304    13,734,148     21,882,063    12,842,168    7,766,322    6,182,585
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
$379,954,133    $182,811,037  $34,617,197   $16,199,304   $ 19,916,588  $ 21,882,063  $13,871,106  $ 7,766,322
============    ============  ===========   ===========   ============  ============  ===========  ===========

  17,018,736      11,836,902    1,502,529     1,232,550      2,221,281     1,273,760      646,526      507,079
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
  22,776,358      19,064,231    2,333,677     1,850,572      4,261,909     5,570,243      849,316      770,237
  (8,172,654)    (13,882,397)  (1,062,847)   (1,580,593)    (4,427,038)   (4,622,722)    (460,220)    (630,790)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
  31,622,440      17,018,736    2,773,359     1,502,529      2,056,152     2,221,281    1,035,622      646,526
============    ============  ===========   ===========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                           AST PIMCO TOTAL RETURN    AST INTERNATIONAL VALUE  AST INTERNATIONAL GROWTH
                                               BOND PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                         --------------------------  -----------------------  ------------------------
                                          01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                              TO            TO           TO           TO           TO           TO
                                          12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ------------  ------------  ----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  1,844,475  $    350,620  $   26,624  $   (10,049) $   (63,501) $   (81,061)
  Capital gains distributions
   received.............................    2,122,034     5,614,561           0            0            0            0
  Realized gain (loss) on shares
   redeemed.............................    1,368,839      (984,745)    (88,699)    (507,100)      46,543     (773,683)
  Net change in unrealized gain (loss)
   on investments.......................    9,112,176    (2,390,884)    833,703     (628,081)   1,639,718     (972,097)
                                         ------------  ------------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   14,447,524     2,589,552     771,628   (1,145,230)   1,622,760   (1,826,841)
                                         ------------  ------------  ----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   57,662,142    68,227,812   1,533,076    3,175,404    3,985,389    4,376,264
  Annuity Payments......................      (79,548)      (36,580)          0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................   (6,778,735)   (7,624,810)   (164,835)     (67,398)    (120,987)     (92,634)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   29,400,681   (42,240,369)    819,994   (1,727,225)     280,466   (1,576,773)
  Withdrawal and other charges..........   (1,621,879)     (944,155)    (52,636)     (31,704)     (99,214)     (46,956)
                                         ------------  ------------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   78,582,661    17,381,898   2,135,599    1,349,077    4,045,654    2,659,901
                                         ------------  ------------  ----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   93,030,185    19,971,450   2,907,227      203,847    5,668,414      833,060

NET ASSETS
  Beginning of period...................  154,437,971   134,466,521   4,480,177    4,276,330    7,164,025    6,330,965
                                         ------------  ------------  ----------  -----------  -----------  -----------
  End of period......................... $247,468,156  $154,437,971  $7,387,404  $ 4,480,177  $12,832,439  $ 7,164,025
                                         ============  ============  ==========  ===========  ===========  ===========

  Beginning units.......................   14,092,072    12,278,400     494,113      408,114      784,260      592,727
                                         ------------  ------------  ----------  -----------  -----------  -----------
  Units issued..........................   13,551,715    12,896,311     581,282      677,919    1,092,732    1,177,939
  Units redeemed........................   (6,418,981)  (11,082,639)   (369,855)    (591,920)    (671,935)    (986,406)
                                         ------------  ------------  ----------  -----------  -----------  -----------
  Ending units..........................   21,224,806    14,092,072     705,540      494,113    1,205,057      784,260
                                         ============  ============  ==========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS   AST INVESTMENT GRADE BOND   AST WESTERN ASSET CORE PLUS
         FUND                     PORTFOLIO                BOND PORTFOLIO          AST BOND PORTFOLIO 2018
----------------------   ---------------------------  --------------------------  ------------------------
01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
    TO           TO            TO            TO            TO            TO            TO           TO
12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
----------  -----------  -------------  ------------  -----------   -----------   -----------  -----------
 $ (9,963)  $   (13,199) $  (1,181,495) $ (3,849,425) $   605,183   $   334,164   $  (363,913) $  (177,515)
        0             0      5,700,628     2,420,829    1,333,248       462,908       110,842      307,854
  (74,592)     (855,034)    35,842,163     1,521,101      345,313       364,517       344,006       50,058
  177,614       622,061     (9,733,697)   14,626,636      (19,061)      187,065       622,643      612,200
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

   93,059      (246,172)    30,627,599    14,719,141    2,264,683     1,348,654       713,578      792,597
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

      799        22,594         31,058             0   10,203,138    12,310,969            53           27
        0             0        (14,459)            0            0             0             0            0
  (98,746)      (79,141)    (5,486,824)   (3,531,108)    (566,897)     (495,273)     (565,155)    (294,102)
    1,421    (1,611,156)  (437,054,915)  673,290,519    5,144,620    (7,292,557)      700,571   20,339,006
   (1,694)       (1,890)    (4,055,949)   (2,276,880)    (343,412)     (204,784)       (3,435)        (127)
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

  (98,220)   (1,669,593)  (446,581,089)  667,482,531   14,437,449     4,318,355       132,034   20,044,804
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

   (5,161)   (1,915,765)  (415,953,490)  682,201,672   16,702,132     5,667,009       845,612   20,837,401

  670,330     2,586,095    688,204,214     6,002,542   28,879,973    23,212,964    21,048,746      211,345
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
 $665,169   $   670,330  $ 272,250,724  $688,204,214  $45,582,105   $28,879,973   $21,894,358  $21,048,746
 ========   ===========  =============  ============  ===========   ===========   ===========  ===========

   51,346       150,777     56,740,197       468,830    2,627,749     2,191,615     1,787,276       17,593
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
    4,021        10,159     81,569,601   152,585,942    3,231,760     3,084,733       632,036    2,632,927
  (11,010)     (109,590)  (117,381,032)  (96,314,575)  (1,939,931)   (2,648,599)     (619,836)    (863,244)
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
   44,357        51,346     20,928,766    56,740,197    3,919,578     2,627,749     1,799,476    1,787,276
 ========   ===========  =============  ============  ===========   ===========   ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                                                  AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING
                                         AST BOND PORTFOLIO 2019        PORTFOLIO         MARKETS EQUITY PORTFOLIO
                                         ---------------------   -----------------------  ------------------------
                                         01/01/2012   01/01/2011 01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                             TO           TO         TO           TO           TO           TO
                                         12/31/2012   12/31/2011 12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ----------   ---------- ----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (13,650)   $   (112) $  (11,410) $    24,590  $  (121,976) $  (142,835)
  Capital gains distributions
   received.............................     29,557       2,092           0            0      339,838            0
  Realized gain (loss) on shares
   redeemed.............................     (1,419)       (610)    134,049     (179,409)    (336,541)  (1,900,072)
  Net change in unrealized gain (loss)
   on investments.......................     (3,809)       (579)    993,606     (375,870)   2,880,354   (3,298,453)
                                         ----------    --------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     10,679         791   1,116,245     (530,689)   2,761,675   (5,341,360)
                                         ----------    --------  ----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........          0           4   1,819,905    2,284,934    5,355,572   11,227,397
  Annuity Payments......................          0           0           0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (21,627)    (34,272)    (81,702)     (60,381)    (186,213)    (194,829)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  2,294,154           0     892,920   (1,360,284)   3,811,729   (8,133,173)
  Withdrawal and other charges..........        (67)          0     (48,481)     (28,356)    (210,466)    (145,512)
                                         ----------    --------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,272,460     (34,268)  2,582,642      835,913    8,770,622    2,753,883
                                         ----------    --------  ----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  2,283,139     (33,477)  3,698,887      305,224   11,532,297   (2,587,477)

NET ASSETS
  Beginning of period...................          1      33,478   3,471,548    3,166,324   14,498,653   17,086,130
                                         ----------    --------  ----------  -----------  -----------  -----------
  End of period......................... $2,283,140    $      1  $7,170,435  $ 3,471,548  $26,030,950  $14,498,653
                                         ==========    ========  ==========  ===========  ===========  ===========

  Beginning units.......................          0       2,796     333,835      289,148    1,592,487    1,468,373
                                         ----------    --------  ----------  -----------  -----------  -----------
  Units issued..........................    205,143           0     456,643      487,444    2,517,714    2,635,611
  Units redeemed........................    (22,048)     (2,796)   (243,345)    (442,757)  (1,651,706)  (2,511,497)
                                         ----------    --------  ----------  -----------  -----------  -----------
  Ending units..........................    183,095           0     547,133      333,835    2,458,495    1,592,487
                                         ==========    ========  ==========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                           SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING     AST GOLDMAN SACHS        AST SCHRODERS GLOBAL       AST CLS MODERATE ASSET
   FUNDS ALLOCATION FUND        SMALL-CAP VALUE PORTFOLIO     TACTICAL PORTFOLIO         ALLOCATION PORTFOLIO
------------------------------  ------------------------  --------------------------  --------------------------
  01/01/2012      01/01/2011     01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
      TO              TO             TO           TO           TO            TO            TO            TO
 09/21/2012**     12/31/2011     12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
$   2,728,206    $ (2,144,536)  $  (195,213) $  (140,819) $ (1,637,927) $ (1,158,523) $ (1,992,949) $ (1,321,347)
            0               0             0            0       602,053       832,012     4,402,813     1,704,048
   15,394,586      (4,030,882)      409,844     (340,918)    2,099,981    (3,191,974)      984,445    (2,260,018)
   (2,097,431)     (5,447,041)    1,514,979     (608,211)   13,523,798    (5,453,108)    8,685,465    (5,736,625)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

   16,025,361     (11,622,459)    1,729,610   (1,089,948)   14,587,905    (8,971,593)   12,079,774    (7,613,942)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

   27,761,082      78,999,146     4,932,364    7,710,555    62,692,680    63,448,734    97,934,845    70,249,625
            0               0             0            0             0             0       (17,098)            0
   (1,374,046)     (1,461,462)     (237,214)    (419,088)   (1,410,365)     (710,074)   (2,895,888)   (1,596,833)
 (161,076,921)    (51,674,178)    2,572,375   (4,276,518)   23,691,131   (34,037,183)   16,047,217   (28,090,529)
   (1,028,148)       (891,924)     (144,647)     (81,803)   (1,264,387)     (593,984)   (1,598,741)     (733,121)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

 (135,718,033)     24,971,582     7,122,878    2,933,146    83,709,059    28,107,493   109,470,335    39,829,142
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

 (119,692,672)     13,349,123     8,852,488    1,843,198    98,296,964    19,135,900   121,550,109    32,215,200

  119,692,672     106,343,549    11,039,742    9,196,544    81,483,863    62,347,963   114,175,261    81,960,061
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
$           0    $119,692,672   $19,892,230  $11,039,742  $179,780,827  $ 81,483,863  $235,725,370  $114,175,261
 =============   ============   ===========  ===========  ============  ============  ============  ============

   11,945,693      10,403,163       959,394      790,640     7,911,117     5,917,097    11,121,340     7,792,325
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
   10,141,973      15,190,291     1,339,815    1,506,789    12,393,694    11,456,791    15,152,387    11,864,728
  (22,087,666)    (13,647,761)     (774,517)  (1,338,035)   (5,114,569)   (9,462,771)   (5,270,204)   (8,535,713)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
            0      11,945,693     1,524,692      959,394    15,190,242     7,911,117    21,003,523    11,121,340
 =============   ============   ===========  ===========  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                           AST J.P. MORGAN GLOBAL    AST HORIZON MODERATE ASSET    AST FI PYRAMIS(R) ASSET
                                             THEMATIC PORTFOLIO         ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (1,037,698) $   (664,728) $ (1,263,976) $   (933,786) $ (1,086,065) $   (769,247)
  Capital gains distributions
   received.............................      496,390     2,205,561     2,879,907     3,870,248             0     1,983,750
  Realized gain (loss) on shares
   redeemed.............................      818,542    (2,206,377)      627,204    (1,431,415)      716,635    (3,104,763)
  Net change in unrealized gain (loss)
   on investments.......................    7,800,617    (3,293,153)    5,821,376    (5,382,931)    8,675,694    (3,444,372)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    8,077,851    (3,958,697)    8,064,511    (3,877,884)    8,306,264    (5,334,632)
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   45,685,661    36,999,463    39,016,865    41,333,962    47,335,757    43,253,820
  Annuity Payments......................            0             0             0             0             0             0
  Surrenders, withdrawals and death
   benefits.............................     (704,287)     (535,161)   (1,737,598)     (916,157)     (843,643)     (493,695)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    6,957,370   (15,405,961)    9,185,338   (16,290,239)   13,178,625   (19,482,671)
  Withdrawal and other charges..........     (773,763)     (361,713)   (1,056,667)     (586,636)     (816,214)     (355,134)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   51,164,981    20,696,628    45,407,938    23,540,930    58,854,525    22,922,320
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   59,242,832    16,737,931    53,472,449    19,663,046    67,160,789    17,587,688

NET ASSETS
  Beginning of period...................   52,173,792    35,435,861    86,340,779    66,677,733    53,096,580    35,508,892
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $111,416,624  $ 52,173,792  $139,813,228  $ 86,340,779  $120,257,369  $ 53,096,580
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................    4,964,168     3,330,108     8,325,112     6,330,222     5,117,071     3,298,104
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Units issued..........................    7,846,389     6,509,643     7,240,381     7,441,727     8,641,888     7,313,785
  Units redeemed........................   (3,352,372)   (4,875,583)   (3,153,496)   (5,446,837)   (3,415,021)   (5,494,818)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................    9,458,185     4,964,168    12,411,997     8,325,112    10,343,938     5,117,071
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP CONSUMER       PROFUND VP            PROFUND VP
  CONSUMER SERVICES       GOODS PORTFOLIO         FINANCIALS            HEALTH CARE
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (5,515)   $ (4,782)  $ (2,177)  $   (650)  $ (6,939) $  (7,239)  $ (4,666)  $ (4,595)
    1,660           0          0          0          0          0          0          0
   28,512      28,940     17,887     24,821     24,480    (18,867)    28,837     25,471
   41,779     (23,814)    14,842    (17,033)    83,373    (78,387)    35,071     (2,293)
 --------    --------   --------   --------   --------  ---------   --------   --------

   66,436         344     30,552      7,138    100,914   (104,493)    59,242     18,583
 --------    --------   --------   --------   --------  ---------   --------   --------

   18,419      49,505     19,570     45,585     21,716     65,530     15,913     50,988
        0           0          0          0          0          0          0          0
   (1,555)       (876)    (1,602)      (933)   (46,935)      (889)    (1,487)      (849)
  (68,696)    (49,456)   (45,427)   (53,434)   (62,933)     1,062    (62,329)   (71,762)
   (3,182)     (2,686)    (3,017)    (2,629)    (4,219)    (3,528)    (3,563)    (3,128)
 --------    --------   --------   --------   --------  ---------   --------   --------

  (55,014)     (3,513)   (30,476)   (11,411)   (92,371)    62,175    (51,466)   (24,751)
 --------    --------   --------   --------   --------  ---------   --------   --------

   11,422      (3,169)        76     (4,273)     8,543    (42,318)     7,776     (6,168)

  318,360     321,529    309,464    313,737    460,756    503,074    367,076    373,244
 --------    --------   --------   --------   --------  ---------   --------   --------
 $329,782    $318,360   $309,540   $309,464   $469,299  $ 460,756   $374,852   $367,076
 ========    ========   ========   ========   ========  =========   ========   ========

   28,187      29,590     27,614     29,498     83,052     76,969     33,986     37,474
 --------    --------   --------   --------   --------  ---------   --------   --------
    6,303      19,609      7,026     17,058     26,427     63,797     10,485     24,879
  (10,218)    (21,012)    (9,350)   (18,942)   (40,632)   (57,714)   (14,458)   (28,367)
 --------    --------   --------   --------   --------  ---------   --------   --------
   24,272      28,187     25,290     27,614     68,847     83,052     30,013     33,986
 ========    ========   ========   ========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                              INDUSTRIALS         MID-CAP GROWTH         MID-CAP VALUE
                                         --------------------  --------------------  --------------------
                                         01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $ (4,172)  $ (4,048)  $ (1,591)  $ (1,427)  $ (1,216)  $  (984)
  Capital gains distributions
   received.............................         0          0          0          0          0         0
  Realized gain (loss) on shares
   redeemed.............................    20,490     22,262      3,168      5,612      7,323     1,664
  Net change in unrealized gain (loss)
   on investments.......................    25,260    (48,784)    10,667    (15,105)     6,156    (9,053)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    41,578    (30,570)    12,244    (10,920)    12,263    (8,373)
                                          --------   --------   --------   --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    11,307     40,222      5,672     16,804      6,321    18,364
  Annuity Payments......................         0          0          0          0          0         0
  Surrenders, withdrawals and death
   benefits.............................    (1,463)      (281)      (285)       (92)   (11,063)   (2,192)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (22,679)   (80,591)    15,477     (6,856)   (18,049)    3,080
  Withdrawal and other charges..........    (3,065)    (2,868)      (935)      (788)      (749)     (633)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (15,900)   (43,518)    19,929      9,068    (23,540)   18,619
                                          --------   --------   --------   --------   --------   -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    25,678    (74,088)    32,173     (1,852)   (11,277)   10,246

NET ASSETS
  Beginning of period...................   289,434    363,522     87,030     88,882     80,928    70,682
                                          --------   --------   --------   --------   --------   -------
  End of period.........................  $315,112   $289,434   $119,203   $ 87,030   $ 69,651   $80,928
                                          ========   ========   ========   ========   ========   =======

  Beginning units.......................    32,874     39,954      8,510      8,315      8,634     7,138
                                          --------   --------   --------   --------   --------   -------
  Units issued..........................    15,432     28,222      5,159      8,878      2,447     8,089
  Units redeemed........................   (16,934)   (35,302)    (3,414)    (8,683)    (4,610)   (6,593)
                                          --------   --------   --------   --------   --------   -------
  Ending units..........................    31,372     32,874     10,255      8,510      6,471     8,634
                                          ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
     REAL ESTATE         SMALL-CAP GROWTH       SMALL-CAP VALUE     TELECOMMUNICATIONS
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $  1,441    $ (1,951)  $  (497)   $  (383)   $  (294)   $  (342)   $  7,533   $  3,833
        0           0         0         43          0          0           0          0
    8,170      20,887     1,488      3,513        955      2,484      14,768      1,355
    7,362     (21,958)    1,969     (4,807)     2,160     (4,269)     18,321    (17,520)
 --------    --------   -------    -------    -------    -------    --------   --------

   16,973      (3,022)    2,960     (1,634)     2,821     (2,127)     40,622    (12,332)
 --------    --------   -------    -------    -------    -------    --------   --------

    4,265      13,703     1,282      1,958        648      2,175      11,450     39,282
        0           0         0          0          0          0           0          0
     (208)       (171)   (8,057)    (2,091)         0          0      (1,511)    (1,380)
   14,616     (32,886)    9,776        (21)    (2,071)    (5,194)    (56,167)   (13,680)
   (1,150)     (1,059)     (240)      (209)      (174)      (196)     (2,536)    (2,212)
 --------    --------   -------    -------    -------    -------    --------   --------

   17,523     (20,413)    2,761       (363)    (1,597)    (3,215)    (48,764)    22,010
 --------    --------   -------    -------    -------    -------    --------   --------

   34,496     (23,435)    5,721     (1,997)     1,224     (5,342)     (8,142)     9,678

  109,609     133,044    26,096     28,093     19,259     24,601     254,740    245,062
 --------    --------   -------    -------    -------    -------    --------   --------
 $144,105    $109,609   $31,817    $26,096    $20,483    $19,259    $246,598   $254,740
 ========    ========   =======    =======    =======    =======    ========   ========

   12,429      15,569     2,491      2,676      1,988      2,399      28,944     27,946
 --------    --------   -------    -------    -------    -------    --------   --------
    7,343      11,942     1,912      3,176        381      1,982       8,977     26,328
   (5,612)    (15,082)   (1,662)    (3,361)      (522)    (2,393)    (13,512)   (25,330)
 --------    --------   -------    -------    -------    -------    --------   --------
   14,160      12,429     2,741      2,491      1,847      1,988      24,409     28,944
 ========    ========   =======    =======    =======    =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                               UTILITIES         LARGE-CAP GROWTH       LARGE-CAP VALUE
                                         --------------------  --------------------  --------------------
                                         01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $  3,242   $  2,653   $  (816)   $  (824)   $   (743)  $ (1,028)
  Capital gains distributions
   received.............................         0          0         0          0           0          0
  Realized gain (loss) on shares
   redeemed.............................    11,656     14,234     3,326      5,278      13,261        856
  Net change in unrealized gain (loss)
   on investments.......................   (17,498)    14,867     1,514     (6,626)      2,978     (8,180)
                                          --------   --------   -------    -------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (2,600)    31,754     4,024     (2,172)     15,496     (8,352)
                                          --------   --------   -------    -------    --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    13,972     49,250       238        572       1,906     23,502
  Annuity Payments......................         0          0         0          0           0          0
  Surrenders, withdrawals and death
   benefits.............................    (1,313)    (1,708)        0     (2,016)    (53,942)       (93)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (54,756)   (62,123)    8,331     (4,708)    (27,699)   (13,093)
  Withdrawal and other charges..........    (2,424)    (2,276)     (351)      (281)       (944)      (831)
                                          --------   --------   -------    -------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (44,521)   (16,857)    8,218     (6,433)    (80,679)     9,485
                                          --------   --------   -------    -------    --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (47,121)    14,897    12,242     (8,605)    (65,183)     1,133

NET ASSETS
  Beginning of period...................   258,742    243,845    36,943     45,548     140,580    139,447
                                          --------   --------   -------    -------    --------   --------
  End of period.........................  $211,621   $258,742   $49,185    $36,943    $ 75,397   $140,580
                                          ========   ========   =======    =======    ========   ========

  Beginning units.......................    27,191     29,660     3,831      4,793      17,584     16,965
                                          --------   --------   -------    -------    --------   --------
  Units issued..........................    13,353     23,495     4,972      4,644       3,334      9,971
  Units redeemed........................   (17,985)   (25,964)   (4,218)    (5,606)    (12,624)    (9,352)
                                          --------   --------   -------    -------    --------   --------
  Ending units..........................    22,559     27,191     4,585      3,831       8,294     17,584
                                          ========   ========   =======    =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                           AST JENNISON LARGE-CAP   AST JENNISON LARGE-CAP
AST BOND PORTFOLIO 2020       VALUE PORTFOLIO          GROWTH PORTFOLIO       AST BOND PORTFOLIO 2017
----------------------    -----------------------  ------------------------  ------------------------
01/01/2012    01/01/2011  01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
    TO            TO          TO           TO           TO           TO           TO           TO
12/31/2012    12/31/2011  12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
----------   -----------  ----------  -----------  -----------  -----------  -----------  -----------
$  (2,275)   $   (15,192) $  (63,185) $   (50,441) $  (144,628) $   (67,085) $  (349,584) $  (162,337)
   12,074        317,874           0       14,020            0            0            0       23,155
   34,556        (10,202)     15,087     (334,662)     132,373     (137,141)     366,417       83,003
  (34,325)        32,756     485,373     (267,112)     678,640     (158,484)     572,745      403,543
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

   10,030        325,236     437,275     (638,195)     666,385     (362,710)     589,578      347,364
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

        4              4   1,487,840    2,749,806    3,894,363    4,398,143           (2)          85
        0              0           0            0            0            0            0            0
   (2,456)       (29,615)    (22,975)     (10,522)     (64,564)     (10,000)    (427,854)    (253,355)
 (618,483)    (2,748,369)    909,265   (1,421,000)   1,532,209   (1,439,620)     558,404   20,837,042
      (44)          (442)    (46,956)     (28,224)     (75,898)     (24,802)      (5,591)      (3,919)
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

 (620,979)    (2,778,422)  2,327,174    1,290,060    5,286,110    2,923,721      124,957   20,579,853
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

 (610,949)    (2,453,186)  2,764,449      651,865    5,952,495    2,561,011      714,535   20,927,217

  745,887      3,199,073   3,336,250    2,684,385    4,657,450    2,096,439   21,132,370      205,153
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
$ 134,938    $   745,887  $6,100,699  $ 3,336,250  $10,609,945  $ 4,657,450  $21,846,905  $21,132,370
=========    ===========  ==========  ===========  ===========  ===========  ===========  ===========
   65,882        331,074     338,692      251,015      435,071      193,445    1,835,904       19,412
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
    9,721        242,070     530,942      561,052      766,099      724,888      878,207    2,884,171
  (64,922)      (507,262)   (312,920)    (473,375)    (325,370)    (483,262)    (867,215)  (1,067,679)
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
   10,681         65,882     556,714      338,692      875,800      435,071    1,846,896    1,835,904
=========    ===========  ==========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                                                   WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                                                   INTERNATIONAL EQUITY     OMEGA GROWTH PORTFOLIO
                                          AST BOND PORTFOLIO 2021  PORTFOLIO SHARE CLASS 1      SHARE CLASS 1
                                         ------------------------  -----------------------  -----------------------
                                          01/01/2012   01/01/2011  01/01/2012   01/01/2011  01/01/2012   01/01/2011
                                              TO           TO          TO           TO          TO           TO
                                          12/31/2012   12/31/2011  12/31/2012   12/31/2011  12/31/2012   12/31/2011
                                         -----------  -----------  ----------   ----------  ----------   ----------
OPERATIONS
  Net investment income (loss).......... $  (435,040) $  (350,851)  $   (190)    $ (2,527)   $ (6,125)    $ (6,228)
  Capital gains distributions
   received.............................     622,481            0     13,810       10,094      23,469        3,129
  Realized gain (loss) on shares
   redeemed.............................   1,311,773    1,239,362      1,218        1,817       7,982        5,466
  Net change in unrealized gain (loss)
   on investments.......................      (4,266)   2,052,415      9,950      (43,492)     34,762      (27,460)
                                         -----------  -----------   --------     --------    --------     --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,494,948    2,940,926     24,788      (34,108)     60,088      (25,093)
                                         -----------  -----------   --------     --------    --------     --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........           0            0          0            0           1            1
  Annuity Payments......................           0            0          0            0           0            0
  Surrenders, withdrawals and death
   benefits.............................    (667,214)    (367,153)   (15,107)      (5,488)    (14,243)      (4,972)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (6,182,916)  26,606,619      4,499        3,005      (6,498)     (12,340)
  Withdrawal and other charges..........     (10,362)      (7,377)       (22)         (23)         (5)         (12)
                                         -----------  -----------   --------     --------    --------     --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (6,860,492)  26,232,089    (10,630)      (2,506)    (20,745)     (17,323)
                                         -----------  -----------   --------     --------    --------     --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (5,365,544)  29,173,015     14,158      (36,614)     39,343      (42,416)

NET ASSETS
  Beginning of period...................  33,532,170    4,359,155    205,566      242,180     325,918      368,334
                                         -----------  -----------   --------     --------    --------     --------
  End of period......................... $28,166,626  $33,532,170   $219,724     $205,566    $365,261     $325,918
                                         ===========  ===========   ========     ========    ========     ========

  Beginning units.......................   2,641,568      395,858     16,691       16,854     178,914      188,089
                                         -----------  -----------   --------     --------    --------     --------
  Units issued..........................   1,013,425    4,630,709        896        1,211       1,977        3,130
  Units redeemed........................  (1,525,615)  (2,384,999)    (1,618)      (1,374)    (11,955)     (12,305)
                                         -----------  -----------   --------     --------    --------     --------
  Ending units..........................   2,129,378    2,641,568     15,969       16,691     168,936      178,914
                                         ===========  ===========   ========     ========    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT
   SMALL CAP VALUE                                  AST QUANTITATIVE    AST BLACKROCK GLOBAL
PORTFOLIO SHARE CLASS 1   AST BOND PORTFOLIO 2022  MODELING PORTFOLIO   STRATEGIES PORTFOLIO
-----------------------  ------------------------  ------------------ ------------------------
01/01/2012   01/01/2011   01/01/2012   1/3/2011*       01/01/2012      01/01/2012   4/29/2011*
    TO           TO           TO           TO              TO              TO           TO
12/31/2012   12/31/2011   12/31/2012   12/31/2011      12/31/2012      12/31/2012   12/31/2011
----------   ----------  -----------  -----------  ------------------ -----------  -----------
 $  (323)     $   (512)  $  (379,428) $   (94,888)      $  (834)      $  (807,088) $  (412,731)
       0             0        36,319            0             0                 0            0
   1,216           888       531,946      133,351           (25)           36,625     (384,884)
   6,451        (6,272)      605,205      597,720         4,378         6,636,996   (2,193,000)
 -------      --------   -----------  -----------       -------       -----------  -----------

   7,344        (5,896)      794,042      636,183         3,519         5,866,533   (2,990,615)
 -------      --------   -----------  -----------       -------       -----------  -----------

      (1)            0            17            0        11,473        38,492,837   17,654,025
       0             0             0            0             0                 0     (144,021)
  (5,183)       (4,411)     (430,356)     (95,379)       (5,000)       (3,027,458)  (2,217,275)
       0             0     5,596,043   15,063,006        63,714         1,493,989   32,082,198
    (190)         (199)       (4,707)         (23)          (45)         (425,649)     (70,539)
 -------      --------   -----------  -----------       -------       -----------  -----------

  (5,374)       (4,610)    5,160,997   14,967,604        70,142        36,533,719   47,304,388
 -------      --------   -----------  -----------       -------       -----------  -----------

   1,970       (10,506)    5,955,039   15,603,787        73,661        42,400,252   44,313,773

  60,792        71,298    15,603,787            0             0        44,313,773            0
 -------      --------   -----------  -----------       -------       -----------  -----------
 $62,762      $ 60,792   $21,558,826  $15,603,787       $73,661       $86,714,025  $44,313,773
 =======      ========   ===========  ===========       =======       ===========  ===========

   5,634         6,040     1,301,756            0             0         4,834,702            0
 -------      --------   -----------  -----------       -------       -----------  -----------
      47             0     1,322,912    2,159,107         8,093         4,842,479    5,650,666
    (508)         (406)     (888,141)    (857,351)         (677)       (1,083,168)    (815,964)
 -------      --------   -----------  -----------       -------       -----------  -----------
   5,173         5,634     1,736,527    1,301,756         7,416         8,594,013    4,834,702
 =======      ========   ===========  ===========       =======       ===========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                      SUBACCOUNTS
                                         -------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND  AST NEUBERGER BERMAN
                                         OPPORTUNITY FUND - CLASS 1        PORTFOLIO           CORE BOND PORTFOLIO
                                         -------------------------  ----------------------   ----------------------
                                         01/01/2012    8/26/2011*   01/01/2012   10/31/2011* 01/01/2012  10/31/2011*
                                             TO            TO           TO           TO          TO          TO
                                         12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012  12/31/2011
                                         ----------    ----------   ----------   ----------- ----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (2,561)     $ (1,571)   $  (53,631)   $   (370)  $  (31,298)  $   (518)
  Capital gains distributions
   received.............................        71             0         6,348           0        1,317          0
  Realized gain (loss) on shares
   redeemed.............................    14,141            80        44,175          18        5,928          2
  Net change in unrealized gain (loss)
   on investments.......................    22,873        13,571       175,383       2,915       77,269      3,106
                                          --------      --------    ----------    --------   ----------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    34,524        12,080       172,275       2,563       53,216      2,590
                                          --------      --------    ----------    --------   ----------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0             0     5,253,419     270,483    2,430,687    333,800
  Annuity Payments......................         0             0             0           0            0          0
  Surrenders, withdrawals and death
   benefits.............................   (91,868)       (2,734)      (26,732)          0      (19,376)         0
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (1,008)      258,727     1,100,495      87,261      730,285    108,042
  Withdrawal and other charges..........       (29)            0       (24,447)         (3)     (17,869)      (143)
                                          --------      --------    ----------    --------   ----------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (92,905)      255,993     6,302,735     357,741    3,123,727    441,699
                                          --------      --------    ----------    --------   ----------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (58,381)      268,073     6,475,010     360,304    3,176,943    444,289

NET ASSETS
  Beginning of period...................   268,073             0       360,304           0      444,289          0
                                          --------      --------    ----------    --------   ----------   --------
  End of period.........................  $209,692      $268,073    $6,835,314    $360,304   $3,621,232   $444,289
                                          ========      ========    ==========    ========   ==========   ========

  Beginning units.......................    25,046             0        35,775           0       44,118          0
                                          --------      --------    ----------    --------   ----------   --------
  Units issued..........................        60        26,209       937,632      37,586      388,938     46,069
  Units redeemed........................    (7,898)       (1,163)     (330,257)     (1,811)     (84,543)    (1,951)
                                          --------      --------    ----------    --------   ----------   --------
  Ending units..........................    17,208        25,046       643,150      35,775      348,513     44,118
                                          ========      ========    ==========    ========   ==========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
               AST FRANKLIN TEMPLETON AST NEW DISCOVERY AST WESTERN ASSET     AST MFS
   AST BOND        FOUNDING FUNDS     ASSET ALLOCATION  EMERGING MARKETS     LARGE-CAP
PORTFOLIO 2023  ALLOCATION PORTFOLIO      PORTFOLIO      DEBT PORTFOLIO   VALUE PORTFOLIO
-------------- ---------------------- ----------------- ----------------- ---------------
  1/3/2012*          4/30/2012*          4/30/2012*        8/20/2012*       8/20/2012*
      TO                 TO                  TO                TO               TO
  12/31/2012         12/31/2012          12/31/2012        12/31/2012       12/31/2012
-------------- ---------------------- ----------------- ----------------- ---------------
  $  (24,877)       $   (981,950)        $   (29,115)        $   (80)         $   (98)
           0                   0                   0               0                0
       7,752            (464,899)           (116,623)            (14)             (57)
      34,932           3,799,884             835,954             575              232
  ----------        ------------         -----------         -------          -------

      17,807           2,353,035             690,216             481               77
  ----------        ------------         -----------         -------          -------

           0          26,496,096           7,175,938          67,352              185
           0                   0                   0               0                0
     (73,375)           (678,968)           (167,655)              0                0
   3,964,015         182,098,416          16,016,273            (137)          39,974
           0            (540,950)           (114,215)              0              (39)
  ----------        ------------         -----------         -------          -------

   3,890,640         207,374,594          22,910,341          67,215           40,120
  ----------        ------------         -----------         -------          -------

   3,908,447         209,727,629          23,600,557          67,696           40,197

           0                   0                   0               0                0
  ----------        ------------         -----------         -------          -------
  $3,908,447        $209,727,629         $23,600,557         $67,696          $40,197
  ==========        ============         ===========         =======          =======

           0                   0                   0               0                0
  ----------        ------------         -----------         -------          -------
     414,532          22,006,729           2,936,117           8,144            4,154
     (38,366)         (2,495,985)           (650,876)         (1,634)            (211)
  ----------        ------------         -----------         -------          -------
     376,166          19,510,744           2,285,241           6,510            3,943
  ==========        ============         ===========         =======          =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2012

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Select and Discovery Choice Variable Annuity Contracts, and Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement, X, B, L, C Series, Prudential Premier Advisor Series and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and fifteen subaccounts within the Account, of which one hundred and thirteen had activity during 2012. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

Invesco V.I. Core Equity Fund
AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Goldman Sachs Large-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST American Century Income & Growth Portfolio**
AST Schroders Multi-Asset World Strategies Portfolio
AST Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST BlackRock Value Portfolio
AST High Yield Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio

                                      A51

AST Schroders Global Tactical Portfolio (Formerly AST CLS Growth Asset
 Allocation Portfolio)
AST CLS Moderate Asset Allocation Portfolio
AST J.P. Morgan Global Thematic Portfolio (Formerly AST Horizon Growth Asset
 Portfolio)
AST Horizon Moderate Asset Allocation Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Bond Portfolio 2016*
AST Parametric Emerging Markets Equity Portfolio
AST Bond Portfolio 2020
AST Jennison Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
Davis Value Portfolio
Prudential SP International Value Portfolio
Prudential Diversified Bond Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential Value Portfolio
Prudential Equity Portfolio
Prudential Jennison 20/20 Focus Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund**
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Janus Aspen Janus Portfolio - Service Shares
Prudential SP International Growth Portfolio
Prudential Jennison Portfolio
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Overseas Portfolio - Institutional Shares
NVIT Developing Markets Fund
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
Prudential Money Market Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
Prudential Small Capitalization Stock Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund-Class 1
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1*
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        * Subaccount available for investment, but had no assets as of December 2012

        ** Subaccount no longer available for investment as of December 31, 2012

        The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

                                      A52

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    MAY 04, 2012               ---------------------- ----------------------
                                AST AMERICAN CENTURY    AST NEW DISCOVERY
                                  INCOME & GROWTH        ASSET ALLOCATION
                                     PORTFOLIO              PORTFOLIO
                               ---------------------- ----------------------
    Shares....................         1,223,842              1,754,480
    Net asset value per share.      $      14.25           $       9.99
    Net assets before merger..      $ 17,439,741           $     87,518
    Net assets after merger...      $          0           $ 17,527,259

                                 REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    SEPTEMBER 21, 2012         ---------------------- ----------------------
                               FRANKLIN TEMPLETON VIP AST FRANKLIN TEMPLETON
                                   FOUNDING FUNDS         FOUNDING FUNDS
                                  ALLOCATION FUND      ALLOCATION PORTFOLIO
                               ---------------------- ----------------------
    Shares....................        22,385,254             19,150,160
    Net asset value per share.      $       8.36           $      10.74
    Net assets before merger..      $187,120,575           $ 18,552,141
    Net assets after merger...      $          0           $205,672,716

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account's net assets or results of operations.

                                      A53

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:
        (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

        As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)...................................... $5,933,652,466
AllianceBernstein VPS Large Cap Growth Portfolio Class B.............. $      457,152
Davis Value Portfolio................................................. $    2,130,939
Janus Aspen Janus Portfolio - Service Shares.......................... $      389,239
Janus Aspen Janus Portfolio - Institutional Shares.................... $    5,085,360
Janus Aspen Overseas Portfolio - Institutional Shares................. $    8,556,231
NVIT Developing Markets Fund.......................................... $      665,169
ProFund VP Consumer Services.......................................... $      329,782
ProFund VP Consumer Goods Portfolio................................... $      309,540
ProFund VP Financials................................................. $      469,299
ProFund VP Health Care................................................ $      374,852
ProFund VP Industrials................................................ $      315,112
ProFund VP Mid-Cap Growth............................................. $      119,203
ProFund VP Mid-Cap Value.............................................. $       69,651
ProFund VP Real Estate................................................ $      144,105
ProFund VP Small-Cap Growth........................................... $       31,817
ProFund VP Small-Cap Value............................................ $       20,483
ProFund VP Telecommunications......................................... $      246,598
ProFund VP Utilities.................................................. $      211,621
ProFund VP Large-Cap Growth........................................... $       49,185
ProFund VP Large-Cap Value............................................ $       75,397
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $      219,724

                                      A54

   Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1.... $365,261
   Wells Fargo Advantage VT Opportunity Fund-Class 1................ $209,692
   Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1. $ 62,762

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

                                                           PURCHASES       SALES
                                                          ------------ ------------
Invesco V.I. Core Equity Fund............................ $     71,449 $ (1,277,570)
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $     21,865 $   (107,755)
American Century VP Value Fund........................... $     42,420 $   (456,170)
AST Goldman Sachs Large-Cap Value Portfolio.............. $  8,725,710 $ (4,433,279)
AST T. Rowe Price Large-Cap Growth Portfolio............. $ 23,762,298 $ (8,629,713)
AST American Century Income & Growth Portfolio........... $  5,680,369 $(17,971,313)
AST Schroders Multi-Asset World Strategies Portfolio..... $ 89,939,851 $(44,846,041)
AST Money Market Portfolio............................... $ 26,425,402 $(28,392,768)
AST Cohen & Steers Realty Portfolio...................... $ 11,808,430 $ (4,318,515)
AST J.P. Morgan Strategic Opportunities Portfolio........ $ 67,107,923 $(18,917,412)
AST BlackRock Value Portfolio............................ $ 10,761,326 $ (4,225,851)
AST High Yield Portfolio................................. $ 13,787,466 $ (5,808,873)
AST Federated Aggressive Growth Portfolio................ $ 11,125,237 $ (7,033,472)
AST Mid-Cap Value Portfolio.............................. $  6,258,251 $ (3,618,022)
AST Small-Cap Value Portfolio............................ $  5,588,603 $ (3,300,888)
AST Goldman Sachs Concentrated Growth Portfolio.......... $  9,799,562 $ (4,901,500)
AST Goldman Sachs Mid-Cap Growth Portfolio............... $ 14,369,805 $ (6,580,513)
AST Goldman Sachs Small-Cap Value Portfolio.............. $ 13,292,139 $ (6,442,850)
AST Large-Cap Value Portfolio............................ $  8,249,364 $ (2,470,621)
AST Lord Abbett Core Fixed Income Portfolio.............. $ 27,580,755 $ (7,121,502)
AST Marsico Capital Growth Portfolio..................... $ 20,213,896 $(10,836,464)
AST MFS Growth Portfolio................................. $  7,702,637 $ (2,808,399)
AST Neuberger Berman Mid-Cap Growth Portfolio............ $ 14,486,391 $ (6,592,186)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio....... $ 10,373,511 $ (5,019,573)
AST Small-Cap Growth Portfolio........................... $  9,221,964 $ (4,178,605)
AST PIMCO Limited Maturity Bond Portfolio................ $ 14,645,917 $ (9,383,297)
AST PIMCO Total Return Bond Portfolio.................... $118,470,059 $(43,344,911)
AST T. Rowe Price Equity Income Portfolio................ $ 16,383,336 $ (4,696,607)
AST QMA US Equity Alpha Portfolio........................ $  6,781,988 $ (3,474,052)
AST T. Rowe Price Natural Resources Portfolio............ $ 20,411,517 $(11,293,669)
AST T. Rowe Price Asset Allocation Portfolio............. $316,720,327 $(76,571,698)
AST International Value Portfolio........................ $  4,627,129 $ (2,598,234)
AST MFS Global Equity Portfolio.......................... $  8,908,651 $ (4,196,392)
AST JPMorgan International Equity Portfolio.............. $ 11,754,146 $ (7,127,204)

                                      A55

                                                                PURCHASES        SALES
                                                               ------------ ---------------
AST T. Rowe Price Global Bond Portfolio....................... $  9,635,799 $    (4,143,565)
AST International Growth Portfolio............................ $  8,798,644 $    (4,922,623)
AST Wellington Management Hedged Equity Portfolio............. $ 26,770,358 $    (5,792,605)
AST Capital Growth Asset Allocation Portfolio................. $190,563,235 $  (102,293,562)
AST Academic Strategies Asset Allocation Portfolio............ $145,152,253 $   (79,786,279)
AST Balanced Asset Allocation Portfolio....................... $234,714,613 $  (104,342,495)
AST Preservation Asset Allocation Portfolio................... $162,339,286 $   (34,266,824)
AST First Trust Balanced Target Portfolio..................... $141,115,036 $   (49,268,223)
AST First Trust Capital Appreciation Target Portfolio......... $155,858,950 $   (63,987,449)
AST Advanced Strategies Portfolio............................. $228,645,784 $   (64,282,716)
AST Schroders Global Tactical Portfolio....................... $125,307,798 $   (43,843,613)
AST CLS Moderate Asset Allocation Portfolio................... $144,968,657 $   (38,426,116)
AST J.P. Morgan Global Thematic Portfolio..................... $ 77,036,464 $   (27,281,983)
AST Horizon Moderate Asset Allocation Portfolio............... $ 69,955,075 $   (26,475,860)
AST FI Pyramis(R) Asset Allocation Portfolio.................. $ 84,056,580 $   (26,722,575)
AST Investment Grade Bond Portfolio........................... $932,831,372 $(1,385,602,531)
AST Western Asset Core Plus Bond Portfolio.................... $ 28,748,378 $   (15,008,594)
AST Bond Portfolio 2018....................................... $  7,331,308 $    (7,664,054)
AST Bond Portfolio 2019....................................... $  2,528,043 $      (271,583)
AST Global Real Estate Portfolio.............................. $  4,566,667 $    (2,077,237)
AST Parametric Emerging Markets Equity Portfolio.............. $ 20,731,809 $   (12,330,400)
AST Bond Portfolio 2020....................................... $    124,049 $      (748,375)
AST Jennison Large-Cap Value Portfolio........................ $  4,554,470 $    (2,311,787)
AST Jennison Large-Cap Growth Portfolio....................... $  7,823,626 $    (2,682,144)
AST Bond Portfolio 2017....................................... $  9,869,836 $   (10,199,839)
AST Bond Portfolio 2021....................................... $ 11,105,051 $   (18,634,927)
AST Bond Portfolio 2022....................................... $ 14,850,364 $   (10,074,030)
AST Quantitative Modeling Portfolio........................... $     76,307 $        (7,024)
AST BlackRock Global Strategies Portfolio..................... $ 43,427,082 $    (8,012,071)
AST Prudential Core Bond Portfolio............................ $  8,963,340 $    (2,720,558)
AST Neuberger Berman Core Bond Portfolio...................... $  3,444,864 $     (357,511)
AST Bond Portfolio 2023....................................... $  4,225,471 $      (359,708)
AST Franklin Templeton Founding Funds Allocation Portfolio.... $227,085,047 $   (20,692,403)
AST New Discovery Asset Allocation Portfolio.................. $ 27,498,355 $    (4,797,438)
AST Western Asset Emerging Markets Debt Portfolio............. $     83,933 $       (16,798)
AST MFS Large-Cap Value Portfolio............................. $     42,200 $        (2,179)
Davis Value Portfolio......................................... $     33,723 $      (350,398)
Prudential SP International Value Portfolio................... $    149,286 $      (806,935)
Prudential Diversified Bond Portfolio......................... $    198,542 $    (3,786,185)
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    129,335 $    (2,275,093)
Prudential Value Portfolio.................................... $    293,081 $    (4,654,650)
Prudential Equity Portfolio................................... $    315,505 $    (2,992,968)
Prudential Jennison 20/20 Focus Portfolio..................... $    124,855 $      (565,140)
Franklin Templeton VIP Founding Funds Allocation Fund......... $ 94,960,979 $  (232,585,350)
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $    101,081 $      (336,909)
Prudential Global Portfolio................................... $     44,166 $      (731,672)
Prudential High Yield Bond Portfolio.......................... $    654,597 $    (3,923,801)
Janus Aspen Janus Portfolio - Service Shares.................. $     17,644 $      (124,235)
Prudential SP International Growth Portfolio.................. $     63,173 $      (611,357)
Prudential Jennison Portfolio................................. $    117,403 $    (3,738,579)
Janus Aspen Janus Portfolio - Institutional Shares............ $     22,333 $      (805,837)
Janus Aspen Overseas Portfolio - Institutional Shares......... $    154,473 $    (1,437,826)
NVIT Developing Markets Fund.................................. $     45,901 $      (154,752)
MFS(R) Growth Series - Initial Class.......................... $     31,348 $      (887,755)
MFS(R) Research Series - Initial Class........................ $      3,876 $      (275,902)
Prudential Money Market Portfolio............................. $  4,226,615 $    (7,710,705)
ProFund VP Consumer Services.................................. $     49,172 $      (109,701)
ProFund VP Consumer Goods Portfolio........................... $     58,144 $       (93,890)
ProFund VP Financials......................................... $    103,357 $      (203,182)
ProFund VP Health Care........................................ $     84,235 $      (142,026)
ProFund VP Industrials........................................ $    106,404 $      (127,367)
ProFund VP Mid-Cap Growth..................................... $     47,191 $       (28,854)

                                      A56

                                                                       PURCHASES     SALES
                                                                       ---------- -----------
ProFund VP Mid-Cap Value.............................................. $   16,365 $   (41,255)
ProFund VP Real Estate................................................ $   60,955 $   (45,482)
ProFund VP Small-Cap Growth........................................... $   14,320 $   (12,056)
ProFund VP Small-Cap Value............................................ $    3,018 $    (4,909)
ProFund VP Telecommunications......................................... $   54,031 $  (107,062)
ProFund VP Utilities.................................................. $   78,652 $  (127,291)
ProFund VP Large-Cap Growth........................................... $   38,005 $   (30,640)
ProFund VP Large-Cap Value............................................ $   16,488 $   (98,683)
Prudential Small Capitalization Stock Portfolio....................... $   42,407 $  (753,400)
Prudential SP Small Cap Value Portfolio............................... $  392,146 $(2,328,600)
Prudential Stock Index Portfolio...................................... $1,664,422 $(5,845,635)
T. Rowe Price Equity Income Portfolio................................. $   83,572 $(1,063,971)
T. Rowe Price International Stock Portfolio........................... $   57,454 $  (171,767)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $   10,802 $   (25,030)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    4,186 $   (31,057)
Wells Fargo Advantage VT Opportunity Fund-Class 1..................... $      682 $   (97,338)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $      247 $    (6,670)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Fund, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

                                      A57

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%    1.00%  to   1.80%   -1.80% to   -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%    1.00%  to   1.80%   -1.77% to   -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%   -1.73% to   -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%   -1.40% to   -0.60%
December 31, 2008  23,300 $1.06138 to  $ 1.37270 $28,397   2.59%    1.35%  to   1.80%    0.82% to    1.30%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%    1.35%  to   1.65%    8.88% to    9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  17,358 $1.36361 to  $ 1.63556 $28,332   5.12%    1.35%  to   1.65%   -5.02% to   -4.74%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%    1.35%  to   1.80%   11.67% to   12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%    1.35%  to   1.80%   -5.17% to   -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%    9.93% to   10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%   35.71% to   36.32%
December 31, 2008  15,829 $0.80955 to  $ 1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%    1.35%  to   1.80%   12.59% to   13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%    1.35%  to   1.80%   -7.24% to   -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%   11.85% to   12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%   39.42% to   40.04%
December 31, 2008  13,276 $0.88692 to  $ 1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%

                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%
December 31, 2008   9,067 $1.03639 to  $ 1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%
December 31, 2008  21,057 $0.62211 to  $ 1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%

                                      A58

                              AT YEAR ENDED                            FOR YEAR ENDED
                   -----------------------------------  -----------------------------------------------
                                                 NET    INVESTMENT
                   UNITS       UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                             PRUDENTIAL GLOBAL PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   3,127 $0.93051 to  $2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%
December 31, 2008   4,837 $0.61228 to  $1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%

                                            PRUDENTIAL JENNISON PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012  11,491 $0.83026 to  $2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%
December 31, 2008  18,563 $0.47423 to  $1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%

                                   PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   1,448 $2.40521 to  $3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%
December 31, 2008   2,399 $1.39606 to  $1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%

                                     T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   1,240 $1.08327 to  $1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%
December 31, 2008   1,818 $0.65977 to  $0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%

                                        T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   2,698 $1.55020 to  $2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%
December 31, 2008   4,460 $0.98503 to  $1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%

                                            INVESCO V.I. CORE EQUITY FUND
                   -----------------------------------------------------------------------------------
December 31, 2012   4,531 $1.05048 to  $2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   7,327 $0.70126 to  $1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%

                                 JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2012   2,873 $0.85244 to  $1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   4,794 $0.51888 to  $1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2012   2,538 $1.88205 to  $3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   2,904 $1.68615 to  $3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   3,325 $2.52677 to  $4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   4,558 $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%

                                       MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2012     852 $1.87950 to  $1.87950 $ 1,601   0.79%    1.40%  to   1.40%   15.65% to   15.65%
December 31, 2011     990 $1.62522 to  $1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010   1,149 $1.65543 to  $1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%
December 31, 2009   1,248 $1.44843 to  $1.44843 $ 1,808   1.45%    1.40%  to   1.40%   28.75% to   28.75%
December 31, 2008   1,367 $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%

                                      A59

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  4,435  $0.79756 to  $ 1.48114 $ 6,551   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008  4,986  $0.58889 to  $ 1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%

                                            AMERICAN CENTURY VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  1,481  $1.47454 to  $ 1.77852 $ 2,621   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008  1,667  $1.25041 to  $ 1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  1,702  $0.87224 to  $ 1.50320 $ 2,523   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008  1,856  $0.61753 to  $ 1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  2,995  $1.56131 to  $ 1.64969 $ 4,934   0.49%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008  3,327  $1.00550 to  $ 1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  2,563  $0.96368 to  $ 0.99157 $ 2,528   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008  3,060  $0.74684 to  $ 0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%   14.23% to   14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    852  $0.56193 to  $ 0.57885 $   490   0.00%    1.35%  to   1.65%   34.87% to   35.31%
December 31, 2008    980  $0.41663 to  $ 0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%   13.39% to   14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%
December 31, 2009  8,611  $1.15887 to  $ 1.50448 $12,502   1.50%    1.35%  to   1.80%   28.50% to   29.05%
December 31, 2008  9,556  $0.90185 to  $ 1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%

                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2012    354  $0.71657 to  $ 1.58757 $   389   0.42%    1.40%  to   1.75%   16.24% to   16.65%
December 31, 2011    428  $0.61555 to  $ 1.36100 $   423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010    679  $0.66210 to  $ 1.46090 $   668   0.37%    1.40%  to   1.75%   12.30% to   12.68%
December 31, 2009    566  $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%   33.67% to   34.14%
December 31, 2008    662  $0.43971 to  $ 0.96655 $   479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%

                                PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  3,842  $1.30516 to  $ 2.87251 $ 8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011  4,764  $1.13467 to  $ 2.49218 $ 9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010  5,712  $1.12786 to  $ 2.47225 $10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009  3,805  $0.95142 to  $ 2.08159 $ 6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%
December 31, 2008  4,497  $0.68135 to  $ 1.48767 $ 5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%

                                      A60

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $ 0.68282 to  $ 1.66303 $  3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%
December 31, 2008   3,161 $ 0.50582 to  $ 1.22951 $  2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009   2,567 $ 1.00020 to  $ 1.68786 $  3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%
December 31, 2008   2,902 $ 0.76784 to  $ 1.29318 $  3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009     254 $ 7.55020 to  $12.21751 $  2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%
December 31, 2008      70 $ 6.59044 to  $ 7.21408 $    477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%

                          AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (EXPIRED MAY 04, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2012       0 $       0 to  $       0 $      0   0.00%    0.55%  to   2.85%    8.20% to    9.07%
December 31, 2011   1,061 $ 9.12113 to  $14.15216 $ 11,176   1.04%    1.15%  to   2.85%    0.62% to    2.40%
December 31, 2010     767 $ 8.96487 to  $13.93020 $  7,763   1.09%    1.15%  to   2.70%    7.22% to   12.55%
December 31, 2009     301 $ 8.01628 to  $12.47459 $  2,505   1.82%    1.15%  to   2.50%   14.90% to   23.81%
December 31, 2008      82 $ 6.92900 to  $ 7.53614 $    605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009   1,392 $ 9.24887 to  $12.39836 $ 13,894   1.08%    1.15%  to   2.55%   22.51% to   26.21%
December 31, 2008     262 $ 7.35331 to  $ 8.26716 $  2,074   2.23%    1.15%  to   2.40%  -31.83% to  -27.07%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009     149 $ 7.87308 to  $14.52687 $  1,281   2.78%    1.15%  to   2.10%   29.15% to   51.09%
December 31, 2008      70 $ 6.07516 to  $ 8.21151 $    495   4.81%    1.15%  to   1.80%  -36.20% to  -35.79%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009   2,802 $ 9.68501 to  $11.67943 $ 29,570   0.83%    1.15%  to   2.50%   15.87% to   20.87%
December 31, 2008   1,404 $ 8.04051 to  $ 9.52935 $ 12,483   0.29%    1.15%  to   2.40%  -20.61% to  -18.55%

                                              AST BLACKROCK VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009     113 $ 7.82812 to  $12.77034 $    939   0.79%    1.15%  to   2.10%   15.83% to   26.46%
December 31, 2008      86 $ 6.73868 to  $ 7.95205 $    608   2.50%    1.15%  to   1.80%  -38.41% to  -38.01%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,737 $11.01858 to  $15.76773 $ 21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011   1,020 $10.70991 to  $14.11698 $ 11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010     812 $10.68442 to  $13.94919 $  9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009     295 $ 9.93381 to  $12.52966 $  3,095   4.14%    1.15%  to   2.50%   25.08% to   34.28%
December 31, 2008     158 $ 7.42367 to  $ 7.97763 $  1,243   9.02%    1.15%  to   1.80%  -26.86% to  -25.76%

                                      A61

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164   0.15%    1.15%  to   2.10%   29.87% to   31.41%
December 31, 2008     69  $ 5.96393 to  $ 7.39352 $   465   0.00%    1.15%  to   1.90%  -45.14% to  -44.73%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225   1.57%    1.15%  to   2.15%   32.64% to   37.31%
December 31, 2008     63  $ 6.37746 to  $ 7.22665 $   423   1.11%    1.15%  to   2.15%  -39.43% to  -38.83%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610   1.65%    1.15%  to   2.15%   24.33% to   25.56%
December 31, 2008    137  $ 6.69183 to  $ 8.14863 $   977   1.14%    1.15%  to   1.90%  -31.03% to  -30.52%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%
December 31, 2008    116  $ 6.73082 to  $ 7.74360 $   833   0.15%    1.15%  to   1.90%  -41.38% to  -40.95%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%
December 31, 2008     91  $ 6.72291 to  $ 7.63476 $   638   0.00%    1.15%  to   1.90%  -41.90% to  -41.47%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%
December 31, 2008    594  $ 6.02732 to  $ 6.82177 $ 3,908   2.14%    1.15%  to   1.90%  -42.58% to  -39.90%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%
December 31, 2008    187  $ 7.75694 to  $ 8.54833 $ 1,586   7.72%    1.15%  to   1.80%  -24.61% to  -22.56%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%
December 31, 2008    338  $ 6.26305 to  $ 7.27809 $ 2,337   0.51%    1.15%  to   1.80%  -44.66% to  -39.89%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    894  $10.71705 to  $15.06982 $10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011    456  $ 9.23171 to  $13.12223 $ 4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%
December 31, 2008     57  $ 7.34079 to  $ 8.28286 $   449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%

                                      A62

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009     181 $ 8.24353 to  $12.37664 $  1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%
December 31, 2008     109 $ 6.83068 to  $ 8.62745 $    836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009     252 $ 8.06289 to  $13.73161 $  2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%
December 31, 2008     143 $ 5.83598 to  $ 6.90162 $    900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009     419 $10.49444 to  $11.78015 $  4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%
December 31, 2008     270 $ 9.71676 to  $10.83660 $  2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%
December 31, 2008      78 $ 5.98171 to  $ 6.73924 $    501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%
December 31, 2008     100 $ 6.29304 to  $ 7.04101 $    652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%
December 31, 2008     333 $ 6.65868 to  $ 9.18555 $  2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%
December 31, 2008   1,437 $ 7.74163 to  $ 8.78196 $ 11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%
December 31, 2008      46 $ 7.73203 to  $ 9.03881 $    374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%

                                       AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to   21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to   -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%
December 31, 2008     119 $ 6.54565 to  $ 8.06508 $    847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to    4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to    2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to    4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to   11.06%
December 31, 2008     160 $ 9.44110 to  $10.80461 $  1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%

                                    AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to   10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to   -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to   13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to   26.97%
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%

                                      AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to   13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to   -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to   12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to   23.91%
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to   11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to   -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to   10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to   23.19%
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%

                                         AST BALANCED ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to   11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to   -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to   11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to   22.14%
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%

                                       AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to    9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to    0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to    9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to   18.91%
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%

                                        AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to    9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to   -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to   13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to   22.94%
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%

                                  AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to   12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to   -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to   17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to   24.79%
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%

                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to   13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to   24.95%
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%
December 31, 2008      72 $ 6.84949 to  $ 7.03242 $    499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%
December 31, 2008      76 $ 5.56317 to  $ 6.16356 $    463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%
December 31, 2008     168 $ 9.31057 to  $ 9.43370 $  1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%
December 31, 2008   4,157 $10.72041 to  $10.78453 $ 44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                       AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   3,920 $11.03135 to  $12.52719 $ 45,582   3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628 $10.63550 to  $11.84188 $ 28,880   2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%
December 31, 2008      43 $ 9.12808 to  $ 9.32157 $    399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%

                                      A65

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   1,799 $11.95683 to  $13.99125 $ 21,894   0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787 $11.64275 to  $13.48663 $ 21,049   0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%
December 31, 2008       6 $12.00012 to  $12.07153 $     75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                AST BOND PORTFOLIO 2019**** (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012     183 $12.22857 to  $13.98700 $  2,283   0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0 $13.49739 to  $13.62798 $      0   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%
December 31, 2008       3 $12.06868 to  $12.16291 $     41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012     547 $10.79040 to  $19.05468 $  7,170   1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334 $ 8.72255 to  $15.32029 $  3,472   2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%
December 31, 2008       1 $ 6.10058 to  $ 6.11016 $      5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%

                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   2,458 $ 8.90982 to  $16.06935 $ 26,031   1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592 $ 7.61998 to  $13.89229 $ 14,499   0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%
December 31, 2008       2 $ 5.57715 to  $ 5.57838 $     11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                   FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (EXPIRED SEPTEMBER 21, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2012       0 $       0 to  $       0 $      0   2.95%    0.85%  to   2.85%   11.04% to   12.69%
December 31, 2011  11,946 $ 8.68157 to  $13.39083 $119,693   0.02%    0.85%  to   2.85%  -10.47% to   -2.60%
December 31, 2010  10,403 $ 9.04060 to  $13.88351 $106,344   3.82%    0.95%  to   2.85%    5.95% to    8.99%
December 31, 2009   2,729 $ 8.39751 to  $12.83927 $ 23,605   4.92%    1.15%  to   2.40%   27.02% to   28.84%
December 31, 2008     486 $ 6.61132 to  $ 6.66608 $  3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   1,525 $10.52515 to  $17.90792 $ 19,892   0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959 $ 9.17568 to  $15.78149 $ 11,040   0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791 $11.42102 to  $15.88201 $  9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009     188 $ 9.46659 to  $12.77276 $  1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%
December 31, 2008       4 $ 7.62336 to  $ 7.64561 $     30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                            AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  15,190 $ 9.90321 to  $15.08440 $179,781   0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911 $ 8.75838 to  $13.26883 $ 81,484   0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917 $ 9.19665 to  $13.85815 $ 62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009   1,375 $ 8.24406 to  $12.35611 $ 11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%
December 31, 2008     240 $ 6.66587 to  $ 6.72112 $  1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  21,004 $ 9.89825 to  $13.66670 $235,725   0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121 $ 9.20021 to  $12.63456 $114,175   0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792 $ 9.60436 to  $13.11882 $ 81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009   1,753 $ 8.79604 to  $11.95029 $ 15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%
December 31, 2008     135 $ 7.31182 to  $ 7.37228 $    991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                           AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   9,458 $10.49066 to  $14.87346 $111,417   0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964 $ 9.31537 to  $13.35045 $ 52,174   0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330 $ 9.76990 to  $13.68833 $ 35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009     810 $ 8.78979 to  $12.26108 $  7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%
December 31, 2008      61 $ 7.11750 to  $ 7.16470 $    435   0.01%    1.15%  to   2.15%  -29.61% to  -29.15%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009   2,050 $ 9.13296 to  $11.87199 $ 19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%
December 31, 2008     238 $ 7.57974 to  $ 7.64237 $  1,815   0.01%    1.15%  to   2.40%  -24.87% to  -24.25%

                          AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009     504 $ 8.84522 to  $11.98361 $  4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%
December 31, 2008      44 $ 7.47127 to  $ 7.53310 $    330   0.01%    1.15%  to   2.40%  -26.05% to  -25.44%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009      26 $ 9.08577 to  $ 9.08577 $    238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009      26 $ 9.19832 to  $ 9.19832 $    242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009      62 $ 5.98047 to  $ 5.98047 $    372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009      32 $ 9.82996 to  $ 9.82996 $    313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                     PROFUND VP INDUSTRIALS (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009      41 $ 7.46270 to  $ 7.46270 $    304   1.28%    1.50%  to   1.50%   22.27% to   22.27%
December 31, 2008       1 $ 6.10367 to  $ 6.10367 $      6   0.16%    1.50%  to   1.50%  -39.96% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009       7 $ 8.37491 to  $ 8.45797 $     62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009      10 $ 8.34400 to  $ 8.34400 $     85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      14 $10.00220 to  $10.18798 $    144   2.57%    1.50%  to   1.90%   14.98% to   15.44%
December 31, 2011      12 $ 8.69881 to  $ 8.82559 $    110   0.00%    1.50%  to   1.90%    2.80% to    3.20%
December 31, 2010      16 $ 8.46186 to  $11.54906 $    133   3.89%    1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009      18 $ 6.91515 to  $ 6.96107 $    122   3.45%    1.50%  to   1.90%   25.51% to   26.01%

                                      A67

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                 PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      3  $11.60725 to  $11.60725 $    32    0.00%   1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011      2  $10.47427 to  $10.55029 $    26    0.00%   1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010      3  $10.49669 to  $10.49669 $    28    0.00%   1.50%  to   1.50%   23.87% to  23.87%
December 31, 2009      4  $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to  24.31%

                                  PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      2  $11.08892 to  $11.08892 $    20    0.00%   1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011      2  $ 9.68994 to  $ 9.68994 $    19    0.00%   1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010      2  $10.25585 to  $10.25585 $    25    0.10%   1.50%  to   1.50%   20.30% to  20.30%
December 31, 2009      2  $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to  18.62%

                                PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     24  $10.10290 to  $10.10290 $   247    4.12%   1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011     29  $ 8.80105 to  $ 8.80105 $   255    2.96%   1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010     28  $ 8.76916 to  $12.16509 $   245    2.84%   1.50%  to   1.55%   13.98% to  21.09%
December 31, 2009     29  $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to   5.73%

                                     PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     23  $ 9.22480 to  $ 9.39609 $   212    2.71%   1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011     27  $ 9.38722 to  $ 9.52393 $   259    2.51%   1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010     30  $ 8.14003 to  $10.77660 $   244    2.49%   1.50%  to   1.90%    3.97% to   7.40%
December 31, 2009     23  $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to   9.10%

                                 PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      5  $10.52001 to  $10.81361 $    49    0.07%   1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011      4  $ 9.52935 to  $ 9.73772 $    37    0.00%   1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010      5  $ 9.43387 to  $ 9.58358 $    46    0.07%   1.50%  to   2.10%   10.86% to  11.51%
December 31, 2009      8  $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to  27.82%

                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      8  $ 9.09087 to  $ 9.09087 $    75    0.76%   1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011     18  $ 7.99461 to  $ 7.99461 $   141    0.76%   1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010     17  $ 8.21947 to  $ 8.21947 $   139    0.96%   1.50%  to   1.50%   11.23% to  11.23%
December 31, 2009     15  $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to  17.70%

                              AST BOND PORTFOLIO 2020**** (AVAILABLE ON JANUARY 02, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     11  $11.60016 to  $12.95314 $   135    0.58%   1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011     66  $11.06416 to  $12.41953 $   746    1.13%   1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010    331  $ 9.54633 to  $10.66744 $ 3,199    0.00%   1.30%  to   2.55%    6.10% to  10.41%
December 31, 2009      0  $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to  -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012    557  $ 9.54913 to  $12.07266 $ 6,101    0.42%   0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011    339  $ 8.50545 to  $10.78439 $ 3,336    0.33%   0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010    251  $10.51922 to  $11.58869 $ 2,684    0.02%   1.15%  to   2.45%    5.50% to  12.43%
December 31, 2009     11  $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to   1.59%

                       AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012    876  $10.54999 to  $12.84306 $10,610    0.00%   0.55%  to   2.70%   12.07% to  14.55%
December 31, 2011    435  $10.49190 to  $11.27814 $ 4,657    0.00%   0.55%  to   2.70%   -2.05% to   0.11%
December 31, 2010    193  $10.71155 to  $11.33263 $ 2,096    0.00%   1.15%  to   2.70%    7.43% to  10.05%
December 31, 2009      4  $10.29227 to  $10.29766 $    42    0.00%   1.15%  to   1.55%    2.06% to   2.11%

                                AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2012  1,847  $11.61498 to  $11.93630 $21,847    0.52%   1.90%  to   2.85%    2.12% to   3.12%
December 31, 2011  1,836  $11.37404 to  $11.57526 $21,132    0.04%   1.90%  to   2.85%    8.24% to   9.30%
December 31, 2010     19  $10.52124 to  $10.59081 $   205    0.00%   1.90%  to   2.70%    5.24% to   5.92%

                                AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2012  2,129  $12.95637 to  $13.85470 $28,167    0.78%   1.30%  to   2.85%    3.75% to   5.42%
December 31, 2011  2,642  $12.48861 to  $13.14210 $33,532    0.06%   1.30%  to   2.85%   16.88% to  18.76%
December 31, 2010    396  $10.93130 to  $11.06626 $ 4,359    0.00%   1.30%  to   2.55%    9.31% to  10.66%

                                      A68

                               AT YEAR ENDED                                   FOR YEAR ENDED
                   -------------------------------------------  ---------------------------------------------------
                                                        NET     INVESTMENT
                   UNITS         UNIT VALUE            ASSETS     INCOME    EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST         (000S)     RATIO*    LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------  -------------------------  --------  ----------  -----------------  ---------------------
                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012      16  $13.75687  to   $14.06753  $    220    1.65%     1.50%  to   1.75%   11.72%  to    12.00%
December 31, 2011      17  $12.31349  to   $12.56056  $    206    0.63%     1.50%  to   1.75%  -14.29%  to   -14.08%
December 31, 2010      17  $14.36608  to   $14.61842  $    242    0.00%     1.50%  to   1.75%   20.88%  to    21.01%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     169  $ 2.16078  to   $ 2.21481  $    365    0.00%     1.50%  to   1.75%   18.68%  to    18.97%
December 31, 2011     179  $ 1.82068  to   $ 1.86164  $    326    0.00%     1.50%  to   1.75%   -6.99%  to    -6.75%
December 31, 2010     188  $ 1.95742  to   $ 1.99650  $    368    0.00%     1.50%  to   1.75%   26.08%  to    26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       5  $12.11133  to   $12.18494  $     63    1.15%     1.50%  to   1.75%   12.36%  to    12.64%
December 31, 2011       6  $10.77879  to   $10.81752  $     61    0.89%     1.50%  to   1.75%   -8.65%  to    -8.43%
December 31, 2010       6  $11.79975  to   $11.81311  $     71    0.00%     1.50%  to   1.75%   21.84%  to    21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   1,737  $12.22859  to   $12.62575  $ 21,559    0.03%     1.30%  to   2.85%    2.83%  to     4.49%
December 31, 2011   1,302  $11.89255  to   $12.08351  $ 15,604    0.00%     1.30%  to   2.85%   18.93%  to    20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       7  $ 9.88459  to   $ 9.96370  $     74    0.04%     1.30%  to   1.80%   11.15%  to    11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   8,594  $ 9.95090  to   $10.27765  $ 86,714    0.46%     0.55%  to   2.45%    9.15%  to    11.28%
December 31, 2011   4,835  $ 9.12583  to   $ 9.21697  $ 44,314    0.00%     0.85%  to   2.35%   -8.74%  to    -7.82%

                    WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012      17  $12.18018  to   $12.22072  $    210    0.54%     1.50%  to   1.75%   13.81%  to    14.09%
December 31, 2011      25  $10.70255  to   $10.71170  $    268    0.00%     1.50%  to   1.75%    4.69%  to     4.78%

                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     643  $10.50845  to   $10.70984  $  6,835    0.17%     0.85%  to   2.50%    4.49%  to     6.20%
December 31, 2011      36  $10.06003  to   $10.07683  $    360    0.00%     1.30%  to   2.25%    0.42%  to     0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     349  $10.31269  to   $10.48627  $  3,621    0.23%     0.85%  to   2.25%    2.51%  to     3.98%
December 31, 2011      44  $10.06278  to   $10.07694  $    444    0.00%     1.30%  to   2.10%    0.35%  to     0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     376  $10.28760  to   $10.45376  $  3,908    0.00%     1.30%  to   2.85%    2.88%  to     4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012  19,511  $10.65915  to   $10.80738  $209,728    0.00%     0.85%  to   2.85%    6.62%  to     8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   2,285  $10.23818  to   $10.40185  $ 23,601    0.95%     0.55%  to   2.85%    2.41%  to     4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       7  $10.38171  to   $10.39933  $     68    0.00%     1.30%  to   1.75%    3.83%  to     4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       4  $10.18909  to   $10.21028  $     40    0.00%     1.30%  to   1.85%    1.91%  to     2.11%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                                      A69

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

       ****Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV

                                      A70

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.45%     Premier Bb with GMIB
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV
               Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV
               Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II

                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV
               Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II

                                      A72

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV
               Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D. OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income
        2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

                                      A73

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A74

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

                                      A75

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2012 and 2011

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page#
                                                                          -----
 Financial Statements
 Management's Annual Report on Internal Control Over Financial Reporting   B-2

 Financial Statements:

 Statements of Financial Position - December 31, 2012 and 2011             B-3

 Statements of Operations and Comprehensive Income (Loss)
 Years ended December 31, 2012, 2011 and 2010                              B-4

 Statements of Equity
 Years ended December 31, 2012, 2011 and 2010                              B-5

 Statements of Cash Flows
 Years ended December 31, 2012, 2011 and 2010                              B-6

 Notes to Financial Statements                                             B-8

 Report of Independent Registered Public Accounting Firm                  B-56

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 15, 2013

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                      December 31,   December 31,
                                                                         2012           2011
                                                                     -------------- -------------
ASSETS
Fixed maturities, available for sale, at fair value (amortized
 cost: 2012-$976,665 ; 2011-$1,132,908)                              $    1,066,071 $   1,219,904
Equity securities, available for sale, at fair value (cost:
 2012-$1,303; 2011-$1,521)                                                    1,381         1,420
Trading account assets, at fair value                                         1,390         1,569
Policy loans                                                                173,622       177,162
Short-term investments                                                        2,226         1,069
Commercial mortgage and other loans                                         221,728       230,201
Other long-term investments                                                  41,312        29,075
                                                                     -------------- -------------
   Total investments                                                      1,507,730     1,660,400
Cash and cash equivalents                                                    50,596        26,723
Deferred policy acquisition costs                                           327,832       262,895
Accrued investment income                                                    15,782        17,275
Reinsurance recoverables                                                    870,122       522,762
Receivables from parents and affiliates                                      29,221        23,148
Deferred sales inducements                                                   70,728        48,101
Income taxes                                                                 33,557             -
Other assets                                                                  9,131         8,830
Separate account assets                                                   8,373,780     6,258,008
                                                                     -------------- -------------
   TOTAL ASSETS                                                      $   11,288,479 $   8,828,142
                                                                     ============== =============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                      $    1,221,932 $   1,133,080
Future policy benefits and other policyholder liabilities                   825,869       691,967
Cash collateral for loaned securities                                         2,134        17,012
Securities sold under agreements to repurchase                                    -         3,216
Income taxes                                                                      -        23,178
Short-term debt to affiliates                                                24,000        26,000
Long-term debt to affiliates                                                 85,000        44,000
Payables to parent and affiliates                                             2,383         2,267
Other liabilities                                                            83,541        67,081
Separate account liabilities                                              8,373,780     6,258,008
                                                                     -------------- -------------
   TOTAL LIABILITIES                                                     10,618,639     8,265,809
                                                                     -------------- -------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and
 outstanding)                                                                 2,000         2,000
Additional paid-in capital                                                  211,049       207,928
Retained earnings                                                           409,342       305,281
Accumulated other comprehensive income                                       47,449        47,124
                                                                     -------------- -------------
   TOTAL EQUITY                                                             669,840       562,333
                                                                     -------------- -------------
   TOTAL LIABILITIES AND EQUITY                                      $   11,288,479 $   8,828,142
                                                                     ============== =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                      2012           2011            2010
                                                                                 -------------- --------------- --------------
REVENUES
Premiums                                                                         $       14,133 $        15,305 $       14,733
Policy charges and fee income                                                           146,460         113,472         53,611
Net investment income                                                                    79,655          77,556         77,044
Asset administration fees                                                                29,462          21,630         11,084
Other income                                                                              4,418           3,253          4,915
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                         (3,852)         (7,483)       (21,164)
  Other-than-temporary impairments on fixed maturity securities transferred to
   Other comprehensive income                                                             2,382           7,215         18,612
  Other realized investment gains (losses), net                                          11,947       (109,788)         59,567
                                                                                 -------------- --------------- --------------
        Total realized investment gains (losses), net                                    10,477       (110,056)         57,015
                                                                                 -------------- --------------- --------------
  TOTAL REVENUES                                                                        284,605         121,160        218,402
                                                                                 -------------- --------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                  35,689          27,226          (198)
Interest credited to policyholders' account balances                                     31,952          62,222         37,125
Amortization of deferred policy acquisition costs                                         7,145          90,046          8,662
General, administrative and other expenses                                               66,552          50,061         41,997
                                                                                 -------------- --------------- --------------
  TOTAL BENEFITS AND EXPENSES                                                           141,338         229,555         87,586
                                                                                 -------------- --------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                       143,267       (108,395)        130,816
                                                                                 -------------- --------------- --------------

  Income taxes:
    Current                                                                              64,255           (715)         23,841
    Deferred                                                                           (25,049)        (47,893)         15,967
                                                                                 -------------- --------------- --------------
Total income tax expense (benefit)                                                       39,206        (48,608)         39,808
                                                                                 -------------- --------------- --------------
NET INCOME (LOSS)                                                                $      104,061 $      (59,787) $       91,008
                                                                                 -------------- --------------- --------------

Other comprehensive income (loss), before tax:
    Foreign currency translation adjustments                                                 33            (32)           (34)
     Unrealized investment gains (losses) for the period                                 12,645          21,317         19,876
     Reclassification adjustment for (gains) losses included in net income             (12,176)           6,397          6,670
                                                                                 -------------- --------------- --------------
    Net unrealized investment gains (losses)                                                469          27,714         26,546
                                                                                 -------------- --------------- --------------
Other comprehensive income (loss), before tax:                                              502          27,682         26,512
    Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                                                12            (11)           (12)
     Net unrealized investment gains (losses)                                               165           9,700          9,291
                                                                                 -------------- --------------- --------------
       Total                                                                                177           9,689          9,279
Other comprehensive income (loss), net of tax:                                              325          17,993         17,233
                                                                                 -------------- --------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                      $      104,386 $      (41,794) $      108,241
                                                                                 ============== =============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                             Statements of Equity
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                               Accumulated
                                                                                                  Other
                                                                   Additional                  Comprehensive
                                                        Common      Paid-in       Retained        Income
                                                        Stock       Capital      Earnings         (Loss)        Total Equity
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2009                             $  2,000   $  168,998    $  332,718       $  9,936       $  513,652
Impact of adoption of accounting changes                      -            -       (58,658)         1,962          (56,696)
Affiliated asset transfers                                    -          744             -              -              744
Comprehensive income (loss):
  Net income (loss)                                           -            -        91,008              -           91,008
  Other comprehensive income (loss), net of tax               -            -             -         17,233           17,233
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  108,241
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2010                             $  2,000   $  169,742    $  365,068       $ 29,131       $  565,941
Contributed Capital                                           -       38,000             -              -           38,000
Affiliated asset transfers                                    -          186             -              -              186
Comprehensive income (loss):
  Net income (loss)                                           -            -       (59,787)             -          (59,787)
  Other comprehensive income (loss), net of tax               -            -             -         17,993           17,993
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  (41,794)
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $  305,281       $ 47,124       $  562,333
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121             -              -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -       104,061              -          104,061
  Other comprehensive income (loss), net of tax               -            -             -            325              325
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  104,386
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $  409,342       $ 47,449       $  669,840
                                                       ========   ===========   ==========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                         2012         2011         2010
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                            $   104,061  $  (59,787)  $    91,008
Adjustments to reconcile net income to net cash provided by
 operating activities:
 Policy charges and fee income                                           (12,488)     (25,622)     (13,636)
 Interest credited to policyholders' account balances                      31,952       62,222       37,125
 Realized investment (gains) losses, net                                 (10,477)      110,056     (57,015)
 Amortization and other non-cash items                                    (9,959)      (2,359)      (3,906)
 Change in:
   Future policy benefits and other insurance liabilities                 132,050       93,600       90,575
   Reinsurance recoverables                                             (101,575)    (127,939)     (97,731)
   Accrued investment income                                                (247)        (910)          468
   Receivables from parent and affiliates                                 (6,045)        2,213      (6,108)
   Payables to parent and affiliates                                          115      (3,569)        1,643
   Deferred policy acquisition costs                                     (83,684)         (25)     (61,853)
   Income taxes payable                                                  (12,047)     (73,506)       10,966
   Deferred sales inducements                                            (19,219)     (22,392)     (21,594)
   Other, net                                                             (2,598)     (13,260)       15,508
                                                                     ------------ ------------ ------------
Cash flows from (used in) operating activities                        $     9,839  $  (61,278)  $  (14,550)
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                 $   156,250  $   171,016  $   211,850
 Short-term investments                                                    13,568       21,230       42,060
 Policy loans                                                              18,879       20,142       17,827
 Ceded policy loans                                                         (337)            -            -
 Commercial mortgage and other loans                                       39,474       27,533       28,189
 Other long-term investments                                                2,115        1,373        1,591
 Equity securities, available for sale                                      2,660          474        2,000
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                   (143,093)    (293,216)    (190,281)
 Short-term investments                                                  (14,725)     (14,899)     (21,491)
 Policy loans                                                            (21,058)     (14,130)     (15,966)
 Ceded policy loans                                                         6,890            -            -
 Commercial mortgage and other loans                                     (66,362)     (75,298)     (41,700)
 Other long-term investments                                             (12,164)      (7,533)      (8,609)
 Equity securities, available for sale                                    (2,508)      (1,347)        (158)
 Notes receivable from parent and affiliates, net                           (248)        1,334       13,926
 Other                                                                      (103)           24          320
                                                                     ------------ ------------ ------------
Cash flows from (used in) investing activities                        $  (20,762)  $ (163,297)  $    39,558
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                      $   215,909  $   159,318      171,435
 Ceded policyholders' account deposits                                   (79,417)            -            -
 Policyholders' account withdrawals                                     (123,185)     (83,438)    (151,600)
 Ceded policyholders' account withdrawals                                   1,436            -            -
 Net change in securities sold under agreement to repurchase and
   cash collateral for loaned securities                                 (18,094)       16,859     (29,304)
 Contributed capital                                                            -       38,000           10
 Affiliated asset transfers                                                     -          186            -
 Net change in financing arrangements (maturities 90 days or less)       (13,000)       26,000            -
 Drafts outstanding                                                         (853)     (37,588)       39,811
 Net change in long-term borrowing                                         52,000       44,000            -
                                                                     ------------ ------------ ------------
Cash flows from (used in) financing activities                        $    34,796  $   163,337  $    30,352
                                                                     ------------ ------------ ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       23,873     (61,238)       55,360
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                               26,723       87,961       32,601
                                                                     ------------ ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $    50,596  $    26,723  $    87,961
                                                                     ============ ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
 Income taxes paid                                                    $    97,799  $    25,000  $    28,842
 Interest paid                                                        $     1,683  $        98  $         4

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or PAR U, an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company's ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the ("Company"), is a wholly owned subsidiary of the Pruco Life Insurance Company, or ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or ("Prudential Financial"). The Company is licensed to sell life insurance and annuities, primarily through third party distributors, in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)" or ("AOCI.")

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC.A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2011. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs", and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the "Effect of Change" column.

Statements of Financial Position:
---------------------------------
                                                      December 31, 2011
                                        ---------------------------------------------

                                        As Previously     Effect of     As Currently
                                        Reported (1)       Change       Reported (1)
                                        ---------------------------------------------
                                                       (in thousands)
Deferred policy acquisition costs       $      354,167 $      (91,272) $      262,895
TOTAL ASSETS                                 8,919,414        (91,272)      8,828,142

Policyholders' account balances              1,132,897             183      1,133,080
Income taxes payable                            55,188        (32,010)         23,178
TOTAL LIABILITIES                            8,297,636        (31,827)      8,265,809

Retained earnings                              370,352        (65,071)        305,281
Accumulated other comprehensive income          41,498           5,626         47,124
TOTAL EQUITY                                   621,778        (59,445)        562,333
TOTAL LIABILITIES AND EQUITY            $    8,919,414 $      (91,272) $    8,828,142

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission ("SEC") on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Operations:
-------------------------
                                                           Year Ended December 31, 2011
                                                   ---------------------------------------------

                                                    As Previously    Effect of    As Currently
                                                    Reported (1)      Change      Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
Policy charges and fee income                      $       113,444 $          28 $       113,472
  Total revenues                                           121,132            28         121,160
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs          105,101      (15,055)          90,046
General, administrative and other expenses                  35,785        14,276          50,061
  Total benefits and expenses                              230,334         (779)         229,555
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES        (109,202)           807       (108,395)
Income tax expense (benefit)                              (48,891)           283        (48,608)
NET INCOME (LOSS)                                  $      (60,311) $         524 $      (59,787)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Statements of Operations:
-------------------------
                                                           Year Ended December 31, 2010
                                                   ---------------------------------------------

                                                   As Previously     Effect of     As Currently
                                                   Reported (1)       Change       Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
Policy charges and fee income                      $       53,446 $          165  $       53,611
  Total revenues                                          218,237            165         218,402
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs          12,821         (4,159)          8,662
General, administrative and other expenses                 27,002         14,995          41,997
  Total benefits and expenses                              76,750         10,836          87,586
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES         141,487        (10,671)        130,816
Income tax expense (benefit)                               43,542         (3,734)         39,808
NET INCOME (LOSS)                                  $       97,945 $       (6,937) $       91,008

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
-------------------------
                                                       Year Ended December 31, 2011
-                                                -----------------------------------------

                                                  As Previously  Effect of  As Currently
                                                  Reported (1)    Change    Reported (1)
                                                 -----------------------------------------
                                                              (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                       $      (60,311) $    524  $      (59,787)
Policy charges and fee income                           (25,594)     (28)         (25,622)
Change in:
  Deferred policy acquisition costs                          754    (779)             (25)
  Income taxes payable                                  (73,789)      283         (73,506)
Cash flows from (used in) operating activities   $      (61,278) $      -  $      (61,278)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
-------------------------
                                                        Year Ended December 31, 2010
                                                ---------------------------------------------
                                                 As Previously     Effect of    As Currently
                                                 Reported (1)       Change      Reported (1)
                                                ---------------------------------------------
                                                               (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $        97,945 $       (6,937) $      91,008
Policy charges and fee income                          (13,471)           (165)      (13,636)
Change in:
  Deferred policy acquisition costs                    (72,689)          10,836      (61,853)
  Income taxes payable                                   14,700         (3,734)        10,966
Cash flows from (used in) operating activities  $      (14,550) $             - $    (14,550)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company's statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company's statements of operations and equity and the notes to financial statements.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                   December 31, 2012
                                                         ----------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                         Gross         Gross                       temporary
                                                          Amortized    Unrealized    Unrealized       Fair        impairments
                                                            Cost         Gains         Losses         Value       in AOCI (3)
                                                         ------------ ------------- ------------- -------------- -------------
                                                                                     (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                     $     25,681 $       5,627 $           - $       31,308 $           -
Obligations of U.S. states and their political
 subdivisions                                                   2,787           162             -          2,949             -
Foreign government bonds                                       11,523         1,627             -         13,150             -
Public utilities                                               96,733         9,761             -        106,494             -
All other corporate securities                                646,447        58,447           362        704,532           (45)
Asset-backed securities (1)                                    61,578         1,944            95         63,427        (2,278)
Commercial mortgage-backed securities                          70,799         7,433             9         78,223             -
Residential mortgage-backed securities (2)                     61,117         4,871             -         65,988          (331)
                                                         ------------ ------------- ------------- -------------- -------------
 Total fixed maturities, available-for-sale              $    976,665 $      89,872 $         466 $    1,066,071 $      (2,654)
                                                         ============ ============= ============= ============== =============

Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                       $        250 $          69 $           5 $          314
Non-redeemable preferred stocks                                 1,053            14             -          1,067
                                                         ------------ ------------- ------------- --------------
   Total equity securities, available-for-sale           $      1,303 $          83 $           5 $        1,381
                                                         ============ ============= ============= ==============

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI" which were not included in earnings. Amount excludes $3 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                               December 31, 2011 (4)
                                                         -----------------------------------------------------------------
                                                                                                              Other-than-
                                                                          Gross       Gross                    temporary
                                                           Amortized    Unrealized  Unrealized      Fair      impairments
                                                             Cost         Gains       Losses        Value     in AOCI (3)
                                                         ------------- ------------ ----------- ------------- -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                     $      29,889 $      6,049 $         - $      35,938 $         -
Obligations of U.S. states and their political
 subdivisions                                                    2,793           33           -         2,826
Foreign government bonds                                        20,868        2,163           -        23,031           -
Public utilities                                                97,991        8,842          54       106,779           -
All other corporate securities                                 732,330       57,705         793       789,242         (45)
Asset-backed securities (1)                                     72,050        1,647       2,065        71,632      (3,513)
Commercial mortgage-backed securities                           89,238        6,770           2        96,006           -
Residential mortgage-backed securities (2)                      87,749        6,859         158        94,450        (391)
                                                         ------------- ------------ ----------- ------------- -----------
 Total fixed maturities, available-for-sale              $   1,132,908 $     90,068 $     3,072 $   1,219,904 $    (3,949)
                                                         ============= ============ =========== ============= ===========
Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                       $         405 $          - $        70 $         335
Non-redeemable preferred stocks                                  1,116            1          32         1,085
                                                         ------------- ------------ ----------- -------------
   Total equity securities available-for-sale            $       1,521 $          1 $       102 $       1,420
                                                         ============= ============ =========== =============

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                          Amortized         Fair
                                            Cost            Value
                                        -------------- ----------------
                                                (in thousands)
Due in one year or less                 $       76,587 $         78,473
Due after one year through five years          268,259          290,501
Due after five years through ten years         241,842          270,451
Due after ten years                            196,483          219,008
Asset-backed securities                         61,578           63,427
Commercial mortgage-backed securities           70,799           78,223
Residential mortgage-backed securities          61,117           65,988
                                        -------------- ----------------
  Total                                 $      976,665 $      1,066,071
                                        ============== ================

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                        2012        2011        2010
                                                                     ----------- ----------- -----------
                                                                               (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                                 $    11,599 $    36,118 $    35,017
 Proceeds from maturities/repayments                                     144,385     135,127     157,785
 Gross investment gains from sales, prepayments, and maturities           13,712       2,614       4,160
 Gross investment losses from sales and maturities                           (1)        (88)        (83)
Equity securities, available-for-sale
 Proceeds from sales                                                 $     2,660 $         2 $         -
 Proceeds from maturities/repayments                                           -         472       2,000
 Gross investment gains from sales                                           146         368         139
 Gross investment losses from sales                                            -           -           -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses on fixed
   maturities recognized in earnings (1)                             $   (1,469) $     (268) $   (2,554)
 Writedowns for other-than-temporary impairment losses on equity
   securities                                                              (211)       (326)           -

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                      Year Ended   Year Ended
                                                                     December 31, December 31,
                                                                         2012         2011
                                                                     ------------ ------------
                                                                          (in thousands)
Balance, beginning of period                                          $    3,438   $    6,763
Credit loss impairments previously recognized on securities which
 matured, paid down, prepaid or were sold during the period              (1,039)      (3,643)
Credit loss impairments previously recognized on securities
 impaired to fair value during the period (1)                                  -            -
Credit loss impairment recognized in the current period on
 securities not previously impaired                                            -            -
Additional credit loss impairments recognized in the current period
 on securities previously impaired                                            70          268
Increases due to the passage of time on previously recorded credit
 losses                                                                      165          323
Accretion of credit loss impairments previously recognized due to
 an increase in cash flows expected to be collected                        (223)        (273)
                                                                      ----------   ----------
Balance, end of period                                                $    2,411   $    3,438
                                                                      ==========   ==========

(1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

                             December 31, 2012           December 31, 2011
                        --------------------------- ---------------------------
                          Amortized       Fair        Amortized       Fair
                            Cost          Value         Cost          Value
                        ------------- ------------- ------------- -------------
Trading account assets                      (in thousands)
Equity securities (1)   $       1,695 $       1,390 $       1,695 $       1,569
                        ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.2) million of losses, ($0.1) million of losses and $0.0 million during the years ended December 31, 2012, 2011 and 2010, respectively.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                            December 31, 2012            December 31, 2011
                                                                       --------------------------  ----------------------------
                                                                           Amount                      Amount
                                                                       (in thousands)  % of Total  (in thousands)   % of Total
                                                                       -------------- -----------  -------------- -------------
Commercial mortgage and other loans by property type:
Industrial                                                             $      36,691         16.5% $      42,883           18.5%
Retail                                                                        64,591         29.0         55,215           23.8
Apartments/Multi-Family                                                       60,663         27.2         37,689           16.3
Office                                                                        18,534          8.3         26,100           11.3
Hospitality                                                                    9,742          4.4         14,475            6.2
Other                                                                         12,211          5.5         37,150           16.1
                                                                       -------------  -----------  -------------  -------------
Total commercial mortgage loans                                              202,432         90.9        213,512           92.2
Agricultural property loans                                                   20,458          9.1         18,098            7.8
                                                                       -------------  -----------  -------------  -------------
Total commercial mortgage and agricultural loans by property type            222,890        100.0%       231,610          100.0%
                                                                                      ===========                 =============
  Valuation allowance                                                         (1,162)                     (1,410)
                                                                       -------------               -------------
Total net commercial and agricultural mortgage loans by property type  $     221,728               $     230,200
                                                                       =============               =============

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in New York (14%), Florida (13%), and Texas (13%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans for the years ended December 31, is as follows:

                                                December 31, 2012 December 31, 2011 December 31, 2010
                                                ----------------- ----------------- -----------------
                                                                   (in thousands)
Allowance for losses, beginning of year           $      1,410      $      1,409      $      2,379
Addition to / (release of) allowance of losses           (248)                 1             (970)
                                                  ------------      ------------      ------------
Allowance for losses, end of year (1)             $      1,162      $      1,410      $      1,409
                                                  ============      ============      ============

(1)Agricultural loans represent $0.03 million, $0.02 million, and $0.02 million of the ending allowance at December 31, 2012, 2011 and 2010, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

                                                                             December 31, 2012 December 31, 2011
                                                                             -----------------------------------
                                                                                         Total Loans
                                                                             -----------------------------------
                                                                                       (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                      $          -      $          -
Ending balance: collectively evaluated for impairment (2)                             1,162             1,410
                                                                               ------------      ------------
Total ending balance                                                           $      1,162      $      1,410
                                                                               ============      ============
Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)    $          -      $          -
Ending balance gross of reserves: collectively evaluated for impairment (2)         222,890           231,612
                                                                               ------------      ------------
Total ending balance, gross of reserves                                        $    222,890      $    231,612
                                                                               ============      ============

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $20 million and $18 million with no related allowances at December 31, 2012 and 2011, respectively.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of both December 31, 2012 and 2011, there were no impaired commercial mortgage loans identified in management's specific review.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and 2011, 98% of the $218 million recorded investment and 94% of the $232 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2012 and 2011, 98% and 99% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $4 million or 2% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status totaled $0 million and $3.2 million as of December 31, 2012 and 2011, respectively, and were primarily related to Hospitality. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, there were no additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring.

Other Long-Term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                     2012         2011
                                                 ------------ ------------
                                                      (in thousands)
      Company's investment in Separate accounts  $      1,765 $      1,662
      Joint ventures and limited partnerships          27,309       20,725
      Derivatives                                      12,238        6,688
                                                 ------------ ------------
      Total other long-term investments          $     41,312 $     29,075
                                                 ============ ============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2012         2011         2010
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    56,024  $    57,285  $    57,502
Equity securities, available-for-sale                 11           12          148
Trading account assets                                15           11            -
Commercial mortgage and other loans               13,503       12,187       11,264
Policy loans                                       9,626        9,503        9,363
Short-term investments and cash equivalents           80           85          129
Other long-term investments                        4,012        1,718        1,691
                                             -----------  -----------  -----------
Gross investment income                           83,271       80,801       80,097
Less: investment expenses                         (3,616)      (3,245)      (3,053)
                                             -----------  -----------  -----------
  Net investment income                      $    79,655  $    77,556  $    77,044
                                             ===========  ===========  ===========

Carrying value for non-income producing assets included in fixed maturities totaled $0.5 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                  2012             2011            2010
                                             --------------  ---------------  --------------
                                                             (in thousands)
Fixed maturities                              $      12,242   $        2,257   $       1,523
Equity securities                                       (66)              42             139
Commercial mortgage and other loans                   3,926               (1)            970
Short-term investments and cash equivalents               -                -               5
Joint ventures and limited partnerships                   -              (44)              -
Derivatives                                          (5,625)        (112,310)         54,378
                                             --------------  ---------------  --------------
  Realized investment gains (losses), net     $      10,477   $     (110,056)  $      57,015
                                             ==============  ===============  ==============

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                                Deferred                                        Income (Loss)
                                                                 Policy                          Deferred       Related To Net
                                            Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                            Gains (Losses)      Costs and        Account        (Liability)       Investment
                                            on Investments     Other Costs      Balances          Benefit       Gains (Losses)
                                           ---------------    ------------    -------------    -------------    --------------
                                                                             (in thousands)
Balance, December 31, 2009                  $       (5,981)    $     3,653     $     (1,383)    $      1,299     $     (2,412)
Cumulative effect of adoption of
 accounting principle                                    -            (765)               5              266             (494)
Net investment gains (losses) on
 investments arising during the period                (821)              -                -              287             (534)
Reclassification adjustment for (gains)
 losses included in net income                       2,504               -                -             (876)           1,628
Reclassification adjustment for OTTI
 losses excluded from net income(1)                    (11)              -                -                4               (7)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,040)               -              364             (676)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              594             (208)             386
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2010                  $       (4,309)    $     1,848     $       (784)    $      1,136     $     (2,109)
                                           ---------------    ------------    -------------    -------------    -------------
Net investment gains (losses) on
 investments arising during the period                 843               -                -             (295)             548
Reclassification adjustment for (gains)
 losses included in net income                       2,049               -                -             (717)           1,332
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,109)               -              388             (721)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              642             (225)             417
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2011                  $       (1,417)    $       739     $       (142)    $        287     $       (533)
                                           ---------------    ------------    -------------    -------------    -------------
Net investment gains (losses) on
 investments arising during the period                 873               -                -             (306)             567
Reclassification adjustment for (gains)
 losses included in net income                         880               -                -             (308)             572
Reclassification adjustment for OTTI
 losses excluded from net income(1)                   (106)              -                -               37              (69)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -            (644)               -              225             (419)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              306             (107)             199
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2012                  $          230     $        95     $        164     $       (172)    $        317
                                           ===============    ============    =============    =============    =============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                               Deferred                                         Income (Loss)
                                           Net Unrealized       Policy            Policy         Deferred       Related To Net
                                           Gains (Losses)     Acquisition         Holder        Income Tax        Unrealized
                                                 on            Costs and         Account        (Liability)       Investment
                                           Investments(1)     Other Costs        Balances         Benefit       Gains (Losses)
                                           --------------    -------------    -------------    -------------    --------------
                                                                              (in thousands)
Balance, December 31, 2009                  $      32,279     $    (19,652)    $      6,270     $     (6,615)    $      12,282
Cumulative effect of adoption of
 accounting principle                                   -            3,797              (21)          (1,321)            2,455
Net investment gains (losses) on
 investments arising during the period             24,868                -                -           (8,704)           16,164
Reclassification adjustment for (gains)
 losses included in net income                      4,166                -                -           (1,458)            2,708
Reclassification adjustment for OTTI
 losses excluded from net income(2)                    11                -                -               (4)                7
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (8,437)               -            2,953            (5,484)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -            4,712           (1,649)            3,063
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2010                  $      61,324     $    (24,292)    $     10,961     $    (16,798)    $      31,195
                                           --------------    -------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period             23,930                -                -           (8,375)           15,555
Reclassification adjustment for (gains)
 losses included in net income                      4,348                -                -           (1,522)            2,826
Reclassification adjustment for OTTI
 losses excluded from net income(2)                     -                -                -                -                 -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (7,406)               -            2,592            (4,814)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -            4,418           (1,546)            2,872
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2011                  $      89,602     $    (31,698)    $     15,379     $    (25,649)    $      47,634
                                           --------------    -------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period             13,098                -                -           (4,584)            8,514
Reclassification adjustment for (gains)
 losses included in net income                    (13,056)               -                -            4,570            (8,486)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                   106                -                -              (37)               69
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -            5,389                -           (1,886)            3,503
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -           (6,378)           2,232            (4,146)
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2012                  $      89,750     $    (26,309)    $      9,001     $    (25,354)    $      47,088
                                           ==============    =============    =============    =============    ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2012            2011            2010
                                                                     --------------  --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         230   $      (1,417)  $      (4,309)
Fixed maturity securities, available-for-sale--all other                     89,176          88,414          61,195
Equity securities, available-for-sale                                            78            (100)           (227)
Derivatives designated as cash flow hedges (1)                               (1,327)           (630)         (1,100)
Other investments                                                             1,823           1,918           1,456
                                                                     --------------  --------------  --------------
Net unrealized gains (losses) on investments                          $      89,980   $      88,185   $      57,015
                                                                     ==============  ==============  ==============

(1)See Note 11 for more information on cash flow hedges.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011:

                                                                                 December 31, 2012
                                                   ------------------------------------------------------------------------------
                                                    Less than twelve months    Twelve months or more             Total
                                                   ------------------------- ------------------------- --------------------------
                                                                    Gross                     Gross                      Gross
                                                                  Unrealized                Unrealized                 Unrealized
                                                     Fair Value    Losses      Fair Value    Losses      Fair Value     Losses
                                                   ------------- ----------- ------------- ----------- -------------- -----------
                                                                                   (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $          -  $        -  $          -  $        -  $           -  $        -
Obligations of U.S. states and their political
 subdivisions                                                  -           -             -           -              -           -
Foreign government bonds                                       -           -             -           -              -           -
Corporate securities                                      20,938         241         1,014         121         21,952         362
Commercial mortgage-backed securities                          -           -           484           9            484           9
Asset-backed securities                                    2,500           8           569          87          3,069          95
Residential mortgage-backed securities                         -           -             -           -              -           -
                                                   ------------- ----------- ------------- ----------- -------------- -----------
 Total                                              $     23,438  $      249  $      2,067  $      217  $      25,505  $      466
                                                   ============= =========== ============= =========== ============== ===========

Equity securities, available-for-sale               $         25  $        5  $          -  $        -  $          25  $        5
                                                   ============= =========== ============= =========== ============== ===========

                                                                                 December 31, 2011
                                                   ------------------------------------------------------------------------------
                                                    Less than twelve months    Twelve months or more             Total
                                                   ------------------------- ------------------------- --------------------------
                                                                    Gross                     Gross                      Gross
                                                       Fair       Unrealized                Unrealized     Fair        Unrealized
                                                       Value       Losses      Fair Value    Losses        Value        Losses
                                                   ------------- ----------- ------------- ----------- -------------- -----------
                                                                                   (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $          -  $        -  $          -  $        -  $           -  $        -
Obligations of U.S. states and their political
 subdivisions
Corporate securities                                      31,041         670           998         177         32,039         847
Asset-backed securities                                   33,246         285         7,384       1,780         40,630       2,065
Commercial mortgage-backed securities                          -           -         1,051           2          1,051           2
Residential mortgage-backed securities                     4,367         158             -           -          4,367         158
                                                   ------------- ----------- ------------- ----------- -------------- -----------
 Total                                              $     68,654  $    1,113  $      9,433  $    1,959  $      78,087  $    3,072
                                                   ============= =========== ============= =========== ============== ===========
Equity securities, available-for-sale               $        316  $      102  $          -  $        -  $         316  $      102
                                                   ============= =========== ============= =========== ============== ===========

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011, are composed of $0.2 million and $1.0 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or "NAIC", or equivalent rating and $0.3 million and $2.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, none the gross unrealized losses represented declines in value of greater than 20%, as compared to $1.6 million at December 31, 2011, that represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months. At December 31, 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and corporate securities. At December 31, 2011, the $2.0 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 or 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, none of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2011, $0.1 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2012        2011
                                                    ----------- -----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     2,075 $    19,670
                                                    ----------- -----------
     Total securities pledged                       $     2,075 $    19,670
                                                    =========== ===========

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $2.1 million. Of this amount, $0.0 million was "Securities sold under agreements to repurchase" and $2.1 million was "Cash collateral for loaned securities. As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was "Securities sold under agreements to repurchase" and $17.0 million was "Cash collateral for loaned securities."

Fixed maturities of $3.9 million and $0.5 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2012          2011         2010
                                                                          -------------- ------------ ------------
                                                                                       (in thousands)
Balance, beginning of year                                                $      262,895 $    271,179 $    218,756
Capitalization of commissions, sales and issue expenses                           90,829       90,072       70,516
Amortization- Impact of assumption and experience unlocking and true-ups           1,044        (983)       13,484
Amortization- All other                                                          (8,189)     (89,063)     (22,147)
Change in unrealized investment gains and losses                                   4,870      (8,310)      (9,430)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                      (23,616)            -            -
                                                                          -------------- ------------ ------------
Balance, end of year                                                      $      327,832 $    262,895 $    271,179
                                                                          ============== ============ ============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $33 million, $19 million and $29 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $11 million, $7 million and $9 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains (losses) increased the deferred acquisition cost asset $24 million in 2012.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                  2012         2011
                                              ------------ ------------
                                                   (in thousands)
         Life insurance                       $    694,076 $    602,884
         Individual annuities                        7,057        6,744
         Policy claims and other liabilities       124,736       82,339
                                              ------------ ------------
         Total future policy benefits         $    825,869 $    691,967
                                              ============ ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                            2012           2011
                                       -------------- --------------
                                              (in thousands)
Interest-sensitive life contracts      $      876,585 $      794,528
Individual annuities                          196,432        207,149
Guaranteed interest accounts                   36,109         38,125
Other                                         112,806         93,278
                                       -------------- --------------
Total policyholders' account balances  $    1,221,932 $    1,133,080
                                       ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.95%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                      2012         2011         2010
                                                                  ------------ ------------ ------------
Premiums                                                          $    174,418 $    167,113 $    164,009
Reinsurance ceded                                                    (160,285)    (151,808)    (149,276)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     14,133 $     15,305 $     14,733
                                                                  ============ ============ ============
Direct policy charges and fees                                    $    206,296 $    161,829 $    120,146
Reinsurance ceded                                                     (59,836)     (48,357)     (66,535)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $    146,460 $    113,472 $     53,611
                                                                  ============ ============ ============
Policyholders' benefits ceded                                     $    105,170 $    100,442 $     95,634
                                                                  ============ ============ ============
Realized capital gains (losses) net, associated with derivatives  $    (1,620) $   (26,567) $      (407)
                                                                  ============ ============ ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company's Statements of Financial Position at December 31, were as follows:

                                                    2012         2011
                                                ------------ ------------
                                                     (in thousands)
      Domestic life insurance-affiliated        $    783,374 $    467,687
      Domestic individual annuities-affiliated        85,203       53,696
      Domestic life insurance-unaffiliated             1,545        1,379
                                                ------------ ------------
                                                $    870,122 $    522,762
                                                ============ ============

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2012          2011          2010
                                           -------------- ------------- -------------
                                                         (in thousands)
Gross life insurance face amount in force  $  101,793,986 $  97,879,303 $  96,896,483
Reinsurance ceded                            (92,025,256)  (88,113,164)  (86,500,898)
                                           -------------- ------------- -------------
Net life insurance face amount in force    $    9,768,730 $   9,766,139 $  10,395,585
                                           ============== ============= =============

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                           December 31, 2012                  December 31, 2011
                                  ----------------------------------- ----------------------------------
                                  In the Event of  At Annuitization / In the Event of At Annuitization /
                                       Death        Accumulation (1)       Death       Accumulation (1)
                                  ---------------- ------------------ --------------- ------------------
                                                              (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                     $      4,511,432   $          N/A   $    2,989,255    $          N/A
Net amount at risk                $         10,272   $          N/A   $       72,823    $          N/A
Average attained age of
 contractholders                                60              N/A               74               N/A
Minimum return or contract value
Account value                     $      1,653,925   $    5,523,025   $    1,290,856    $    3,691,282
Net amount at risk                $         25,195   $      171,890   $       91,715    $      249,224
Average attained age of
 contractholders                                64               60               72                59
Average period remaining until
 earliest expected annuitization               N/A       0.15 years              N/A        0.63 years

(1)Includes income and withdrawal benefits as described herein

                                                                     December 31, 2012 December 31, 2011
                                                                     ----------------- -----------------
                                                                            In the Event of Death
                                                                     -----------------------------------
                                                                               (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value                                                $      643,930    $      576,747
General account value                                                 $      298,222    $      217,849
Net amount at risk                                                    $    6,992,592    $    6,137,072
Average attained age of contractholders                                     51 years          50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2012 December 31, 2011
                                ----------------- -----------------
                                          (in thousands)
            Equity funds         $    3,590,658    $    1,913,597
            Bond funds                2,094,693         1,972,145
            Money market funds          296,038           197,699
                                 --------------    --------------
              Total              $    5,981,389    $    4,083,441
                                 ==============    ==============

In addition to the above mentioned amounts invested in separate account investment options, $184.0 million and $196.7 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                                         GMWB/GMIWB/G
                                                   GMDB                        GMIB          MAB           Total
                                    -----------------------------------   --------------------------- ---------------
                                                       Variable Life,
                                                     Variable Universal
                                                      Life & Universal
                                    Variable Annuity        Life               Variable Annuity
                                    ---------------- ------------------   ---------------------------

                                                                     (in thousands)
Balance as of December 31, 2009               $1,484            $17,243   $        1,313    $ (2,412) $        17,628
  Incurred guarantee benefits (1)                217              1,143             (77)     (38,904)        (37,621)
  Paid guarantee benefits                      (861)                  -                -            -           (861)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2010               $  840            $18,386   $        1,236    $(41,316) $      (20,854)
  Incurred guarantee benefits (1)              1,248              6,053              318      118,312         125,931
  Paid guarantee benefits                      (683)                  -                -            -           (683)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2011               $1,405            $24,439   $        1,554    $  76,996 $       104,394
  Incurred guarantee benefits (1)              1,566              8,864              736       39,676          50,842
  Paid guarantee benefits                      (360)              (224)                -            -           (584)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2012               $2,611            $33,079   $        2,290    $ 116,672 $       154,652
                                    ================ ==================   ============== ============ ===============

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                2012                  2011                  2010
                                                        -----------------------------------------------------------------

                                                                                 (in thousands)

Balance, beginning of year                              $              48,101 $              51,106 $              30,265
Capitalization                                                         19,219                22,596                21,594
Amortization- Impact of assumption and experience
 unlocking and true-ups                                                 4,488               (2,290)                   874
Amortization- All other                                                 (956)              (23,105)               (1,579)
Change in unrealized investment gains (losses)                          (124)                 (206)                  (48)
                                                        --------------------- --------------------- ---------------------
Balance, end of year                                    $              70,728 $              48,101 $              51,106
                                                        ===================== ===================== =====================

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $66 million, $13 million, and $52 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory surplus of the Company amounted to $465 million and $260 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $59 million capacity to pay a dividend in 2013 without prior approval. The Company did not pay any dividends in 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                   2012              2011             2010
                                                             ----------------- ---------------- -----------------

                                                                                (in thousands)
Current tax expense (benefit):
  U.S.                                                        $         64,255  $         (715)  $         23,841
                                                             ----------------- ---------------- -----------------
  Total                                                                 64,255            (715)            23,841
                                                             ----------------- ---------------- -----------------

Deferred tax expense (benefit):
  U.S.                                                                (25,049)         (47,893)            15,967
                                                             ----------------- ---------------- -----------------
  Total                                                               (25,049)         (47,893)            15,967
                                                             ----------------- ---------------- -----------------

Total income tax expense on continuing operations                       39,206         (48,608)            39,808
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                        177            9,689             9,279
  Additional paid-in capital                                             1,680              100                 -
                                                             ----------------- ---------------- -----------------
Total income tax expense (benefit) on continuing operations   $         41,063  $      (38,819)  $         49,087
                                                             ================= ================ =================

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $143.3 million, ($108.4) million and $130.8 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2012             2011             2010
                                                                         -------------------------------------------------

                                                                                          (in thousands)

Expected federal income tax expense (benefit)                            $        50,144 $        (37,938)          45,784
Non-taxable investment income                                                    (9,794)           (7,885)         (4,449)
Tax credits                                                                      (1,249)           (1,368)           (362)
Other                                                                                105           (1,417)         (1,165)
                                                                         --------------- ----------------- ---------------
Total income tax expense (benefit) on income from continuing operations  $        39,206 $        (48,608) $        39,808
                                                                         =============== ================= ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2012                2011
                                        --------------------------------------
                                                    (in thousands)
 Deferred tax assets
   Insurance reserves                    $          113,710  $          47,597
   Investments                                            -              4,696
   Other                                                766                929
                                        ------------------- ------------------
   Deferred tax assets                   $          114,476  $          53,222
                                        =================== ==================

 Deferred tax liabilities
   Deferred policy acquisition costs     $           72,040  $          46,444
   Net unrealized gains on securities                31,957             31,085
   Deferred annuity bonus                            24,755             16,835
   Investments                                        3,676                  -
                                        ------------------- ------------------
   Deferred tax liabilities              $          132,428  $          94,364
                                        ------------------- ------------------
 Net deferred tax asset (liability)      $         (17,952)  $        (41,142)
                                        =================== ==================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, and 2011.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                             2012        2011         2010
                                                                                          ---------- ------------ ------------
                                                                                                     (in thousands)

Balance at January 1,                                                                     $      113 $      1,619 $      2,796
(Decreases) in unrecognized tax benefits                                                           -      (1,506)      (1,177)
Settlement with taxing authorities                                                             (113)            -            -
                                                                                          ------------------------------------
Balance at December 31,                                                                   $        - $        113 $      1,619
                                                                                          ====================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate           -            -        1,489
                                                                                          ====================================

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended
December 31, are as follows:

                                                                                              2012         2011        2010
                                                                                          -------------------------------------

                                                                                                     (in thousands)

Interest and penalties recognized in the statements of operations                         $          - $          - $   (1,100)
Interest and penalties recognized in liabilities in the statements of financial position  $          - $          - $        -

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                              As of December 31, 2012
                                                   ------------------------------------------------------------------------------

                                                      Level 1        Level 2         Level 3       Netting (2)        Total
                                                   ------------- ---------------- -------------- --------------- ----------------

                                                                                   (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $           - $         31,308 $            - $               $         31,308
Obligations of U.S. states and their political
 subdivisions                                                  -            2,949              -                            2,949
Foreign government bonds                                       -           13,150              -                           13,150
Corporate securities                                           -          804,953          6,073                          811,026
Asset-backed securities                                        -           45,126         18,301                           63,427
Commercial mortgage-backed securities                          -           78,223              -                           78,223
Residential mortgage-backed securities                         -           65,988              -                           65,988
                                                   ------------- ---------------- -------------- --------------- ----------------
Sub-total                                                      -        1,041,697         24,374                        1,066,071
Trading account assets:
Equity securities                                              -                -          1,390                            1,390
                                                   ------------- ---------------- -------------- --------------- ----------------
 Sub-total                                                     -                -          1,390                            1,390
Equity securities, available for sale:                       250               64          1,067                            1,381
Short-term investments                                     2,226                -              -                            2,226
Cash equivalents                                               -           49,774              -                           49,774
Other long-term investments                                    -           24,328              -        (12,090)           12,238
Reinsurance recoverables                                       -                -         85,166                           85,166
Other assets                                                   -            7,940            998                            8,938
                                                   ------------- ---------------- -------------- --------------- ----------------
Sub-total excluding separate account assets                2,476        1,123,803        112,995        (12,090)        1,227,184
Separate account assets (1)                               21,876        8,345,703          6,201                        8,373,780
                                                   ------------- ---------------- -------------- --------------- ----------------
 Total assets                                      $      24,352 $      9,469,506 $      119,196 $      (12,090) $      9,600,964
                                                   ============= ================ ============== =============== ================
Future policy benefits                                         -                -        116,673               -          116,673
Other liabilities                                              -           12,090              -        (12,090)                -
                                                   ------------- ---------------- -------------- --------------- ----------------
Total liabilities                                  $           - $         12,090 $      116,673 $      (12,090) $        116,673
                                                   ============= ================ ============== =============== ================

                                                                               As of December 31, 2011 (3)
                                                        -------------------------------------------------------------------------
                                                           Level 1       Level 2       Level 3     Netting (2)        Total
                                                        ------------- ------------- ------------- -------------- ----------------
                                                                                     (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                    $           - $      35,938 $           - $              $         35,938
Obligations of U.S. states and their political
 subdivisions                                                       -         2,826             -                           2,826
Foreign government bonds                                            -        23,031             -                          23,031
Corporate securities                                                -       894,266         1,755                         896,021
Asset-backed securities                                             -        53,005        18,627                          71,632
Commercial mortgage-backed securities                               -        96,006             -                          96,006
Residential mortgage-backed securities                              -        94,450             -                          94,450
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total                                                          -     1,199,522        20,382                       1,219,904
Trading account assets:
Equity securities                                                   -             -         1,569                           1,569
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total                                                          -             -         1,569                           1,569
Equity securities, available for sale:                            276             -         1,144                           1,420
Short-term investments                                          1,069             -             -                           1,069
Cash equivalents                                               10,000        14,381             -                          24,381
Other long-term investments                                         -         8,764            18        (2,094)            6,688
Reinsurance recoverables                                            -             -        53,677                          53,677
Other assets                                                        -         8,647             -                           8,647
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total excluding separate account assets                   11,345     1,231,314        76,790        (2,094)        1,317,355
Separate account assets (1)                                   141,133     6,110,880         5,995                       6,258,008
                                                        ------------- ------------- ------------- -------------- ----------------
 Total assets                                           $     152,478 $   7,342,194 $      82,785 $      (2,094) $      7,575,363
                                                        ============= ============= ============= ============== ================
Future policy benefits                                              -             -        76,996              -           76,996
Other liabilities                                                   -         2,094             -        (2,094)                -
                                                        ------------- ------------- ------------- -------------- ----------------
 Total liabilities                                      $           - $       2,094 $      76,996 $      (2,094) $         76,996
                                                        ============= ============= ============= ============== ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) "Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty.
(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation--models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0 and $0.018 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in "Future Policy Benefits".

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company's market-perceived risk of its own non-performance ("NPR"), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders' account values and discount all projected future cash flows. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - There were no transfers between Levels 1 and 2 for the years ended December 31, 2012, 2011 and 2010.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2012
                                                ------------------------------------------
                                                Internal (1)    External (2)     Total
                                                ------------- -------------- -------------
                                                              (in thousands)
Corporate securities                                    5,157         916            6,073
Asset-backed securities                                    56      18,245           18,301
Equity securities                                       1,067       1,390            2,457
Reinsurance Recoverables                               85,166           -           85,166
Commercial mortgage-backed securities                       -         998              998
                                                -------------   ---------    -------------
  Sub-total excluding separate account assets          91,446      21,549          112,995
Separate account assets                                 6,201           -            6,201
                                                -------------   ---------    -------------
  Total assets                                  $      97,647   $  21,549    $     119,196
                                                =============   =========    =============
Future policy benefits                          $     116,673   $       -    $     116,673
                                                -------------   ---------    -------------
  Total liabilities                             $     116,673   $       -    $     116,673
                                                =============   =========    =============

(1)Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

                                                                                 As of December 31, 2012
                                         -------------------------------------------------------------------------------------

                                                                                                          Range (Weighted
                                         Fair Value    Valuation Techniques     Unobservable Inputs          Average)
                                         ----------- ----------------------  ------------------------ ------------------------
                                                                                     (in thousands)
Assets:
Corporate securities                     $     5,157 Discounted cash flow    Discount rate            $11.50% - 17.50%(13.39%)
-------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables                 $    85,166 Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits                   $   116,673 Discounted cash flow    Lapse rate (2)                           0% - 14%
                                                                             NPR spread (3)                      0.20% - 1.60%
                                                                             Utilization rate (4)                    70% - 94%
                                                                             Withdrawal rate (5)                    85% - 100%
                                                                             Mortality rate (6)                       0% - 13%
                                                                             Equity Volatility curve                 19% - 34%
-------------------------------------------------------------------------------------------------------------------------------

                                         ------------------
                                         Impact of Increase
                                         in Input on Fair
                                             Value (1)
                                         ------------------

Assets:
Corporate securities                         Decrease
------------------------------------------------------------
Reinsurance recoverables
-------------------------------------------------------------
Liabilities:
Future policy benefits                       Decrease
                                             Decrease
                                             Increase
                                             Increase
                                             Decrease
                                             Increase
------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(3)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.
(4)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(5)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets - Separate account assets include $6.2 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company's variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                                          Year Ended December 31, 2012
                                                                      ------------------------------------------------------
                                                                       Fixed Maturities Available For Sale
                                                                      -------------------------------------
                                                                                                  Commercial     Trading
                                                                                                  mortgage-  Account Assets-
                                                                        Corporate    Asset-Backed   backed       Equity
                                                                        Securities    Securities  securities   Securities
                                                                      -------------  ------------ ---------- ---------------
                                                                                                 (in thousands)
Fair Value, beginning of period assets/(liabilities)                  $       1,755   $  18,627   $       -    $     1,569
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                    (468)         76           -              -
    Asset management fees and other income                                        -           -           -           (179)
    Included in other comprehensive income (loss)                               116         355        (128)             -
  Net investment income                                                           8         337           1              -
  Purchases                                                                   4,704       5,302           -              -
  Sales                                                                         (30)          -           -              -
  Issuances                                                                       -           -           -              -
  Settlements                                                                (1,814)     (6,142)     (2,496)             -
  Transfers into Level 3 (2)                                                  4,826         200       2,623              -
  Transfers out of Level 3 (2)                                               (3,024)       (454)          -              -
                                                                      -------------   ---------   ---------    -----------
Fair Value, end of period assets/(liabilities)                        $       6,073   $  18,301   $       -    $     1,390
                                                                      =============   =========   =========    ===========
Unrealized gains (losses) for the period relating to those
  Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                           $           -   $       -   $       -    $         -
    Asset management fees and other income                            $           -   $       -   $       -    $      (179)
    Interest credited to policyholders' account balances              $           -   $       -   $       -    $         -

                                                                      -------------


                                                                         Equity
                                                                       Securities,
                                                                      Available for
                                                                          Sale
                                                                      -------------

Fair Value, beginning of period assets/(liabilities)                   $     1,144
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                   (122)
    Asset management fees and other income                                       -
    Included in other comprehensive income (loss)                               45
  Net investment income                                                          -
  Purchases                                                                      -
  Sales                                                                          -
  Issuances                                                                      -
  Settlements                                                                    -
  Transfers into Level 3 (2)                                                     -
  Transfers out of Level 3 (2)                                                   -
                                                                       -----------
Fair Value, end of period assets/(liabilities)                         $     1,067
                                                                       ===========
Unrealized gains (losses) for the period relating to those
  Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                            $         -
    Asset management fees and other income                             $         -
    Interest credited to policyholders' account balances               $         -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                         Year Ended December 31, 2012
                                                ------------------------------------------------------------------------------
                                                  Other Long-
                                                     Term       Reinsurance                        Separate      Future Policy
                                                  Investments   Recoverables   Other Assets   Account Assets (1)   Benefits
                                                --------------  ------------- --------------  ------------------ -------------
                                                                                (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $           18  $      53,677 $            -     $      5,995    $    (76,996)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                (18)         1,491              -                -           (1,562)
    Asset management fees and other income                   -              -              -                -                -
    Interest credited to policyholders'
     account balances                                        -              -              -              206                -
   Included in other comprehensive income
    (loss)                                                   -              -             (2)               -                -
 Net investment income                                       -              -              -                -                -
 Purchases                                                   -         29,997          1,000                -                -
 Sales                                                       -              -              -                -                -
 Issuances                                                   -              -              -                -          (38,115)
 Settlements                                                 -              -              -                -                -
 Transfers into Level 3 (2)                                  -              -              -                -                -
 Transfers out of Level 3 (2)                                -              -              -                -                -
                                                --------------  ------------- --------------     ------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $            -  $      85,165 $          998     $      6,201    $   (116,673)
                                                ==============  ============= ==============     ============    =============
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $            -  $       2,126 $            -     $          -    $      (2,670)
    Asset management fees and other income      $            -  $           - $            -     $          -    $           -
    Interest credited to policyholders'
     account balances                           $            -  $           - $            -     $        206    $           -

                                                                     Year Ended December 31, 2011
                                                -----------------------------------------------------------------------
                                                    Fixed Maturities Available For Sale
                                                ------------------------------------------
                                                                               Commercial      Equity
                                                                               Mortgage-     Securities,   Other Long-
                                                 Corporate     Asset-Backed      Backed     Available for     Term
                                                 Securities     Securities     Securities       Sale       Investments
                                                ------------  -------------  -------------  ------------- -------------
                                                                            (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $      3,636  $      16,619  $           -  $        255  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                2              -              -          (516)            18
    Asset management fees and other income                 -              -              -             -              -
   Included in other comprehensive income
    (loss)                                               (96)          (121)             -           398              -
 Net investment income                                    59            256              -             -              -
 Purchases                                             1,300         11,089          5,019         1,000              -
 Sales                                                   (99)             -              -             -              -
 Issuances                                                73              -              -             -              -
 Settlements                                            (148)        (5,251)             -             -              -
 Transfers into Level 3 (2)                              900              -              -         1,536              -
 Transfers out of Level 3 (2)                         (3,872)        (3,965)        (5,019)            -              -
 Other (4)                                                 -              -              -        (1,529)             -
                                                ------------  -------------  -------------  ------------  -------------
Fair Value, end of period
 assets/(liabilities)                           $      1,755  $      18,627  $           -  $      1,144  $          18
                                                ============  =============  =============  ============  =============
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $          -  $           -  $           -  $       (454) $           -
    Asset management fees and other income      $          -  $           -  $           -  $          -  $           -
    Interest credited to policyholders'
     account balances                           $          -  $           -  $           -  $          -  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                          Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------
                                                                                                             Other Trading
                                                                                   Separate                 Account Assets-
                                                      Reinsurance                  Account   Future Policy      Equity
                                                      Recoverables  Other Assets  Assets (1)   Benefits       Securities
                                                     -------------  ------------  ---------- -------------  ---------------
                                                                                 (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      11,108  $      5,888     5,393   $      41,316   $          -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                (25,919)            -         -         (94,684)             -
    Asset management fees and other income                                     -         -               -             40
    Interest credited to policyholders' account
     balances                                                    -                     602               -              -
    Included in other comprehensive income (loss)                -           (13)        -               -              -
   Net investment income                                         -             -         -               -              -
   Purchases                                                68,488           104         -         (23,628)             -
   Sales                                                         -             -         -               -              -
   Issuances                                                     -             -         -               -              -
   Settlements                                                   -             -         -               -              -
   Transfers into Level 3 (2)                                    -             -         -               -              -
   Transfers out of Level 3 (2)                                  -        (5,979)        -               -              -
   Other (4)                                                     -             -         -               -          1,529
                                                     -------------  ------------    ------   -------------   ------------
Fair Value, end of period assets/(liabilities)       $      53,677  $          -    $5,995         (76,996)         1,569
                                                     =============  ============    ======   =============   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $      18,797  $          -    $    -   $     (94,098)  $          -
    Asset management fees and other income           $           -  $          -    $    -   $           -   $          -
    Interest credited to policyholders' account
     balances                                        $           -  $          -    $  602   $           -   $          -

                                                                    Year Ended December 31, 2010
                                                     --------------------------------------------------------------
                                                     Fixed Maturities Available For Sale
                                                     ----------------------------------
                                                                                            Equity
                                                                                          Securities,    Separate
                                                       Corporate         Asset-Backed    Available for   Account
                                                       Securities         Securities         Sale       Assets (1)
                                                      --------------   ---------------   ------------- ------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $        2,398    $        25,259    $      576   $      5,104
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                       8               (139)            -              -
    Asset management fees and other income                        -                  -             -              -
    Interest credited to policyholder account
     balances                                                     -                  -             -            289
   Included in other comprehensive income (loss)                514             (1,258)         (374)             -
 Net investment income                                           34                164             -              -
 Purchases, sales, issuances, and settlements                  (148)             9,049            53              -
 Transfers into Level 3 (2)                                     957                  -             -              -
 Transfers out of Level 3 (2)                                  (127)           (16,456)            -              -
                                                      --------------   ---------------    ----------   ------------
Fair Value, end of period assets/(liabilities)       $        3,636    $        16,619    $      255   $      5,393
                                                      ==============   ===============    ==========   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $           10    $           (41)   $        -   $          -
    Asset management fees and other income           $            -    $             -    $        -   $          -
    Interest credited to policyholders' account
     balances                                        $            -    $             -    $        -   $        289

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                    Year Ended December 31, 2010
                                                                       -----------------------------------------------------
                                                                                                       Future
                                                                        Reinsurance                    Policy        Other
                                                                        Recoverables  Other Assets    Benefits    Liabilities
                                                                       -------------  ------------  ------------  -----------
                                                                                           (in thousands)
Fair Value, beginning of period assets/(liabilities)                   $      10,153  $      5,886  $      2,412  $      (67)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                     (443)            -        47,655          67
    Asset management fees and other income                                                       -             -           -
   Included in other comprehensive income (loss)                                   -           263             -           -
 Net investment income                                                             -             -             -           -
 Purchases, sales, issuances, and settlements                                  1,398          (261)       (8,751)          -
 Transfers into Level 3 (2)                                                        -             -             -           -
 Transfers out of Level 3 (2)                                                      -             -             -           -
                                                                       -------------  ------------  ------------  ----------
Fair Value, end of period assets/(liabilities)                         $      11,108  $      5,888        41,316           -
                                                                       =============  ============  ============  ==========
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                            $        (303) $          -  $      8,290  $       70
    Asset management fees and other income                             $           -  $          -  $          -  $        -
    Interest credited to policyholders' account balances               $           -  $          -  $          -  $        -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                              December 31, 2012
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                     (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        - $  237,932 $  237,932 $  221,728
   Policy loans                                                     -          -    254,824    254,824    173,622
   Cash                                                           822          -          -        822        822
   Accrued investment income                                        -     15,782          -     15,782     15,782
   Other assets                                                     -     25,348          -     25,348     25,170
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $    822 $   41,130 $  492,756 $  534,708 $  437,124
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' Account Balances - Investment Contracts           -    119,368     13,900    133,268    134,119
   Cash collateral for loaned securities                            -      2,134          -      2,134      2,134
   Securities sold under agreement to repurchase                    -          -          -          -          -
   Short-term debt                                                  -     24,377          -     24,377     24,000
   Long-term debt                                                   -     86,785          -     86,785     85,000
   Other liabilities                                                -     38,262          -     38,262     38,262
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  270,926 $   13,900 $  284,826 $  283,515
                                                             ======== ========== ========== ========== ==========

                                                               December 31, 2011
                                                             ---------------------
                                                                         Carrying
                                                             Fair Value   Amount
                                                             ---------- ----------
                                                               Total      Total
                                                             ---------- ----------

Assets:
   Commercial mortgage and other loans                       $  247,865 $  230,201
   Policy loans                                                 235,706    177,162
   Cash                                                           2,342      2,342
   Accrued investment income                                     17,275     17,275
   Other assets                                                  19,763     19,486
                                                             ---------- ----------
    Total assets                                             $  522,951 $  446,466
                                                             ========== ==========
Liabilities:
   Policyholders' Account Balances - Investment Contracts       113,010    113,938
   Cash collateral for loaned securities                         17,012     17,012
   Securities sold under agreement to repurchase                  3,216      3,216
   Short-term debt                                               26,027     26,000
   Long-term debt                                                44,266     44,000
   Other liabilities                                             30,728     30,728
                                                             ---------- ----------
    Total liabilities                                        $  234,259 $  234,894
                                                             ========== ==========

(1)Carrying values presented herein differ from those in the Company's Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $117 million and $77 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was an asset of $85 million and $54 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                             December 31, 2012              December 31, 2011
                                                      ------------------------------- ------------------------------
                                                                      Fair Value                       Fair Value
                                                       Notional  --------------------     Notional -------------------
                Primary Underlying                      Amount    Assets  Liabilities      Amount  Assets  Liabilities
----------------------------------------------------  ----------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedging Instruments:
  Currency/Interest Rate
  Currency Swaps                                      $   22,332 $      7 $  (1,330)      $ 14,972 $   221   $   (846)
                                                      ---------- -------- -----------     -------- ------- -----------
Total Qualifying Hedges                               $   22,332 $      7 $  (1,330)      $ 14,972 $   221   $   (846)
                                                      ========== ======== ===========     ======== ======= ===========
Derivatives Not Qualifying as Hedging Instruments:
  Interest
  Interest Rate Swaps                                 $   57,200 $  9,353 $        -      $ 57,200 $ 8,442   $       -
  Currency
  Credit
  Credit Default Swaps                                     9,275      614      (369)        17,000     118       (339)
  Currency/Interest Rate
  Currency Swaps                                           9,115        -      (836)        16,615       -       (909)
  Equity
  Equity Options                                       1,870,001   14,354    (9,555)             -       -           -
                                                      ---------- -------- -----------     -------- ------- -----------
Total Non-Qualifying Hedges                            1,945,591   24,321   (10,760)        90,815   8,560     (1,248)
                                                      ========== ======== ===========     ======== ======= ===========
Total Derivatives (1)                                 $1,967,923 $ 24,328 $ (12,090)      $105,787 $ 8,781   $ (2,094)
                                                      ========== ======== ===========     ======== ======= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $119 million and $80 million as of December 31, 2012 and December 31, 2011, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                   Year Ended December 31, 2012
                                    ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment     Other       Comprehensive
                                    Gains/(Losses)        Income       Income        Income(1)
                                    ----------------    -----------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23 $        8  $            (697)
                                    --------------      ----------     ------      -------------
  Total cash flow hedges                         -              23          8               (697)
                                    --------------      ----------     ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -          -                  -
  Currency                                       2               -          -                  -
  Currency/Interest Rate                      (147)              -         (6)                 -
  Credit                                      (285)              -          -                  -
  Equity                                      (211)              -          -                  -
  Embedded Derivatives                      (7,631)              -          -                  -
                                    --------------      ----------     ------      -------------
  Total non-qualifying hedges               (5,624)              -         (6)                 -
                                    --------------      ----------     ------      -------------
  Total                         $           (5,624) $           23 $        2  $            (697)
                                    ==============      ==========     ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                                                  Year Ended December 31, 2011
-                                   ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment      Other      Comprehensive
                                    Gains/(Losses)        Income        Income       Income(1)
                                    --------------------------------    -------    -------------
                                                         (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $          (41) $        2 $             471
                                    --------------      ----------      ------     -------------
  Total cash flow hedges                         -             (41)          2               471
                                    --------------      ----------      ------     -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              9,402               -           -                 -
  Currency                                       -               -           -                 -
  Currency/Interest Rate                      (181)              -           -                 -
  Credit                                        68               -           -                 -
  Equity                                         -               -           -                 -
  Embedded Derivatives                    (121,599)              -           -                 -
                                    --------------      ----------      ------     -------------
  Total non-qualifying hedges             (112,310)              -           -                 -
                                    --------------      ----------      ------     -------------
  Total                         $         (112,310) $          (41) $        2 $             471
                                    ==============      ==========      ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                  Year Ended December 31, 2010
                                ----------------------------------------------------------------
                                                                                   Accumulated
                                       Realized            Net                        Other
                                      Investment        Investment     Other      Comprehensive
                                    Gains/(Losses)        Income       Income       Income(1)
                                ----------------------------------------------------------------
                                                  (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           45 $        2 $            (426)
                                    --------------      ----------     ------     -------------
  Total cash flow hedges                         -              45          2              (426)
                                    --------------      ----------     ------     -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              6,717               -          -                 -
  Currency                                       -               -          -                 -
  Currency/Interest Rate                       617               -          -                 -
  Credit                                      (762)              -          -                 -
  Equity                                         -               -          -                 -
  Embedded Derivatives                      47,806               -          -                 -
                                    --------------      ----------     ------     -------------
  Total non-qualifying hedges               54,378               -          -                 -
                                    --------------      ----------     ------     -------------
  Total                         $           54,378  $           45 $        2 $            (426)
                                    ==============      ==========     ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2009                                                                    $  (675)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010              (373)
Amount reclassified into current period earnings                                                  (52)
                                                                                     ----------------
Balance, December 31, 2010                                                                     (1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011            (7,152)
Amount reclassified into current period earnings                                                7,622
                                                                                     ----------------
Balance, December 31, 2011                                                                       (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------
Balance, December 31, 2012                                                                    $(1,327)
                                                                                     ================

As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $10 million notional of credit default swap ("CDS") selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated other comprehensive income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7 million at both December 31, 2012 and December 31, 2011. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $2 million and $3 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $9 million and $7 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $39 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $6 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company's motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc.,
The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
(3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the years ended December 31, 2012, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $1 million for the years ended December 31, 2012 and 2011 and less than $1 million for the year ended December 31, 2010.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $2 million for the years ended December 31, 2012 and 2011 and $1 million for the year ended December 31, 2010.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $106 million, $95 million and $81 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,195 million at December 31, 2012 and $1,068 million at December 31, 2011. Fees related to these COLI policies were $16 million, $16 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                2012           2011
                            ------------   ------------
                                  (in thousands)
Reinsurance recoverables    $      5,287   $      6,716

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                2012    2011     2010
                               ------  ------  -------
                                    (in thousands)
Policy charges and fee income  (8,075) (7,602) (10,473)
Policyholders' benefits         1,220   2,738    5,738

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and Return of Premium Term Life, or ("ROP Term Life"), through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            --------------    --------------
                                                     (in thousands)
Reinsurance recoverables                    $      442,720    $      403,222
Deferred policy acquisition costs                  (91,561)          (96,712)
Other liabilities (reinsurance payables)             9,628             9,322

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012             2011             2010
                                                           ---------------- ---------------- ----------------
Premiums                                                   $      (117,642) $      (124,578) $      (134,459)
Policyholders' benefits                                             104,944           99,155          107,939
Reinsurance expense allowances, net of capitalization and
 amortization                                                        24,387           25,867           29,085

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            ---------------   ---------------
                                                     (in thousands)
Reinsurance recoverables                    $        50,283   $        27,704
Deferred policy acquisition costs                  (51,914)          (31,443)
Other liabilities (reinsurance payables)              3,461             2,515

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011            2010
                                                                        --------------- --------------- ---------------
                                                                                        (in thousands)
Premiums                                                                $      (39,506) $      (24,402) $      (11,179)
Policyholders' benefits                                                          28,819          18,549           7,662
Reinsurance expense allowances, net of capitalization and amortization            7,427           4,403           2,399

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                2012            2011
                                            -------------   -------------
                                                   (in thousands)
Reinsurance recoverables                    $      23,766   $      30,045
Other liabilities (reinsurance payables)            2,476           3,389

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011            2010
                                                                        --------------- --------------- ---------------
                                                                                        (in thousands)
Premiums                                                                $       (3,137) $       (2,828) $       (3,638)
Policy charges and fee income                                                  (27,995)        (38,469)        (54,067)
Policyholders' benefits                                                          25,636          42,968          60,222
Reinsurance expense allowances, net of capitalization and amortization         (12,103)         (9,884)        (10,072)

PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under "Affiliated Asset Transfers."

During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from the Company to PAR U.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                           2012
                                                      --------------
                                                      (in thousands)
            Reinsurance recoverables                     $261,318
            Policy loans                                  (13,368)
            Deferred policy acquisition costs              (6,544)
            Other liabilities (reinsurance payables)       15,447

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012
                                                                        --------------
                                                                        (in thousands)
Policy charges and fee income                                           $     (21,150)
Net investment income                                                            (152)
Other income                                                                    1,807
Interest credited to policyholders' account balance                             4,000
Policyholders' benefits                                                         9,018
Reinsurance expense allowances, net of capitalization and amortization          6,611

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in "Realized investment (losses) gains, net" on the Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                          2012          2011          2010
                                                                      ------------- ------------- ------------
                                                                                   (in thousands)
Pruco Reinsurance
 Effective August 20, 2012
   Highest Daily Lifetime Income 2.0 ("HDI2.0")                                  98             -            -
   Spousal Highest Daily Lifetime Income 2.0 ("SHDI2.0")                         25             -            -
Effective October 1, 2011
   Highest Daily Lifetime Income ("HDI")                              $      11,456 $       9,369 $          -
   Spousal Highest Daily Lifetime Income ("SHDI")                             3,555         2,973            -
   Highest Daily Lifetime 6 Plus ("HD6+")                                    11,868        40,887            -
   Spousal Highest Daily Lifetime 6 Plus ("SHD6+")                            4,717        14,490            -
Effective Since 2006
   Spousal Lifetime Five ("SLT5")                                               168           173          167
Effective Since 2005
   Lifetime Five ("LT5")                                                      1,221         1,244        1,195
                                                                      ------------- ------------- ------------
Total Pruco Reinsurance                                               $      33,109 $      69,136 $      1,362
                                                                      ------------- ------------- ------------

Effective October 1, 2011, the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62 million and established a reinsurance recoverable of $31 million resulting in an initial ceding loss of $32 million, recognized in "Realized investment gains (losses), net" in 2011.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $85 million and $54 million as of December 31, 2012 and 2011, respectively. The assets are reflected in "Reinsurance recoverables" in the Company's Statements of Financial Position. Realized gains (losses) were ($2) million, ($27) million and ($0.4) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $19.3 million, $12.3 million and $3.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6.1 million, $6.0 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.6 million, $2.3 million and $2.1 million for the years ended
December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2011, the Company purchased commercial loans from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

In September 2012, the Company transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. The Company had $24 million in short term debt as of December 31, 2012, including $11 million with Prudential Financial and $13 million with Washington Street Investment, and $26 million in short-term debt as of December 31, 2011. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on this short-term affiliated debt to the Company was $0.2 million, $0.01 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 16, 2011 the Company entered into a series of five $11 million borrowings with Prudential Financial, totaling $55 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 17, 2012 to December 16, 2016. On December 16, 2012 one of these borrowings became current and is now classified as short-term debt on The Statements of Financial Position as of December 31, 2012. On December 17, 2012 another one of these $11 million borrowings was repaid. The total interest expense on this affiliated debt was $1.6 million and less than $0.1 million for the year ended December 31, 2012 and 2011, respectively.

On December 17, 2012, the Company entered into a series of five $13 million borrowings with Washington Street Investment, totaling $65 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $13 million is current and is classified as short-term debt on The Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was less than $0.1 million for the year ended December 31, 2012.

Contributed Capital

In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

                                                    March 31     June 30     September 30  December 31,
                                                   ---------------------------------------------------
                                                                      (in thousands)
2012
Total revenues                                     $    79,015 $    60,048  $      69,626  $    75,916
Total benefits and expenses                                305     102,086         15,142       23,805
Income (loss) from operations before income taxes       78,710     (42,038)        54,484       52,111
Net income (loss)                                  $    53,390 $   (27,449) $      40,293  $    37,825
                                                   =========== ===========  =============  ===========

2011
Total revenues                                     $    80,087 $    60,305  $     (51,055) $    31,823
Total benefits and expenses                             39,265      46,653        111,568       32,069
Income (loss) from operations before income taxes       40,822      13,652       (162,623)        (246)
Net income (loss)                                  $    28,566 $    10,231  $    (101,424) $     2,840
                                                   =========== ===========  =============  ===========

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2013

                            PART C OTHER INFORMATION

 ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) FINANCIAL STATEMENTS



 (1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2012; the Statements of Operations for the period ended December 31, 2012; the Statements of Changes in Net Assets for the periods ended December 31, 2012 and December 31, 2011; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

 (2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2012 and 2011; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2012, 2011 and 2010; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


 (b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

 (1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

 (2) Agreements for custody of securities and similar investments--Not
 Applicable.

 (3) (a) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 7)

 (b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 10)

 (b) (2) List of Broker Dealers selling under original Selling Agreement. (Note 11).

 (b) (3) List of Broker Dealers that executed Amendment to Selling Agreement. (Note 11)

 (4) (a) Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C) P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). (Note 10)

 (b) Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 10)

 (c) Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 10)

 (d) Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 10)

 (e) Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 10)

 (f) Form of 403B Annuity Endorsement P-END-403 NY (02/10) (Note 10)

 (g) Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 10)

 (h) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 10)

 (i) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 10)

 (j) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 10)

 (k) Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10) (Note 10)

 (l) Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)) (Note 10)

 (m) Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09) (Note 8)

 (n) Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09) (Note
 8)

 (o) Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 10)

 (p) Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 10)

 (q) Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). (Note 10)

 (r) Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY) (Note 10).

 (s) Form of Highest Daily GRO II Benefit Schedule Supplement
 (P-SCH-HDGRO(08/10) -NY). (Note 12)

 (t) Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (NOTE 14)

 (u) Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)- NY). (Note 14)

 (v) Medically-Related Surrender Endorsement P-END-MRS (2/10) NY (Note 15)

 (w) Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY (Note 15)

 (x) Form of Highest Daily Lifetime Income Benefit 2.0 rider
 (P-RID-HD-HAB-7-12)-NY (Note 17)

 (y) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
 (P-SCH-HD-8-12)-NY (Note 17)

 (z) Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)-NY (Note 17)

 (aa) Form of Highest Daily Lifetime Income Benefit 2.0 schedule
 (P-SCH-HD-HAB-8-12)-NY (Note 17)


 (ab) Form of Highest Daily Lifetime Income Benefit v2.1 rider
 P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY (Note 19)

 (ac) Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-RID-HD HAB(2-13)-NY (Note
 19)

 (ad) Amendatory Tax Endorsement. (Note 1)


 (5) (a) Form of Application form for the Contract P-VAA NY (02/10). (Note 10)

 (b) Form of Application form for the Contract P-IBVAA NY (02/10). (Note 10)

 (c) Form of Application for the Contract P-VAA (7/12) NY (Note 17).


 (d) Form of Applications for the Contract ORD202826-NY and Beneficiary Contract ORD202828-NY (2/13) (Note 19)


 (6) (a) Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

 (b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)


 (c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012 (Note 20)

 (7) (c) Annuity Reinsurance Agreements between Depositor and: Pruco Reinsurance Ltd for HDI 2.0 (Note 1)


 (8) Other material contracts performed in whole or in part after the date the registration statement is filed:

 (a) Copy of AST Fund Participation Agreement. (Note 10)

 (b) Copy of Franklin Templeton Fund Participation Agreement. (Note 10)


 (c) Shareholder Information Agreement (Sample Rule 22C-2). (Note 6)

 (d) Amendment to Fund Participation Agreement. (Note 1)


 (9) Opinion of Counsel. (Note 2)


 (10) Written Consent of Independent Registered Public Accounting Firm (Note 1).


 (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

 (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

 (13) Powers of Attorney.

 (a) Bernard J. Jacob, (Note 2)


 (b) Robert F. O'Donnell (Note 16)

 (c) Yanela Frias (Note 18)

 (d) Richard F. Lambert and Kent D. Sluyter (Note 19)

 (e) Powers of Attorney for John Chieffo and Kenneth Y. Tanji (Note 1)


 (Note 1) Filed Herewith.

 (Note 2) Incorporated by reference to Form N-4, Registration No. 333-162678, filed October 26, 2009 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 (Note 6) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 7) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 8) Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 9) Incorporated by reference to Post-Effective Amendment No. 20 to Registration No. 333-131035, filed April 21, 2009 on behalf of Pruco Life of New Jersey Premium Variable Annuity Account.

 (Note 10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 11) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 12) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 13) Incorporated by reference to Post-Effective Amendment No. 8 to Registration No. 33-162678, filed on December 8, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 14) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 15) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 16) Incorporated by reference to Post-Effective Amendment No. 10 to Registration No. 333-162678, filed May 14, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 17) Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed July 31, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 18) Incorporated by reference to Post-Effective Amendment No. 15 to Registration No. 333-162678, filed February 8, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.


 (Note 19) Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 13, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

 (Note 20) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY IN REGISTRANT'S VARIABLE ANNUITY BUSINESS):


Name and Principal Business Address     Position and Offices with Depositor
-----------------------------------     -----------------------------------
John Chieffo                            Director
751 Broad Street
Newark, New Jersey 07102-3714

Joseph D. Emanuel                       Vice President, Chief Legal Officer,
One Corporate Drive                     and Secretary
Shelton, Connecticut 06484-6208

Yanela C. Frias                         Vice President, Director,
213 Washington Street                   Chief Accounting Officer, and
Newark, New Jersey J 07102-2917         Chief Financial Officer

Sarah J. Hamid                          Senior Vice President, Chief Actuary,
213 Washington Street                   and Appointed Actuary
Newark, New Jersey 07102-2992

Bernard J. Jacob                        Director
213 Washington Street
Newark, New Jersey 07102-2992

Richard F. Lambert                      Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                       Senior Vice President and Actuary
200 Wood Avenue South
Iselin, New Jersey 08830-2706

Robert F. O'Donnell                     Director, Chief Executive Officer,
One Corporate Drive                     and President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                         Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2992

Kenneth Y. Tanji                        Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

 ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

 The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


 The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 22, 2013, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

 ITEM 27. NUMBER OF CONTRACT OWNERS: As of February 28, 2013, there were 6,675 Qualified Contract Owners of the X Series, 2,285 Non-Qualified Contract Owners of the X Series, 14,003 Qualified Contract Owners of the B Series, 5,840 Non-Qualified Contract Owners of the B Series, 7,870 Qualified Contract Owners of the L Series, 3,295 Non-Qualified Contract Owners of the L Series, and 504 Qualified Contract Owners of the C Series, 373 Non-Qualified Contract Owners of the C Series,


 ITEM 28. INDEMNIFICATION

 The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

 New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
 Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

 ITEM 29. PRINCIPAL UNDERWRITERS

 (a) Prudential Annuities Distributors, Inc. (PAD)

 PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

 (b) Information concerning the directors and officers of PAD is set forth below:

                                 POSITIONS AND OFFICES
NAME                                WITH UNDERWRITER
------------------------------  ------------------------
 Timothy S. Cronin               Senior Vice President
 One Corporate Drive
 Shelton, Connecticut
 06484-6208

 Robert Falzon                   Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Bruce Ferris                    Executive Vice
 One Corporate Drive             President and Director
 Shelton, Connecticut
 06484-6208

 Yanela C. Frias                 Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 George M. Gannon                President, Chief
 2101 Welsh Road                 Executive Officer,
 Dresher, Pennsylvania           Chief Operations
 19025-5001                      Officer and Director

 Jacob M. Herschler              Senior Vice President
 One Corporate Drive             and Director
 Shelton, Connecticut
 06484-6208

 Patricia L. Kelley              Senior Vice President,
 One Corporate Drive             Chief Compliance
 Shelton, Connecticut            Officer and Director
 06484-6208

 Steven P. Marenakos             Senior Vice President
 One Corporate Drive             and Director
 Shelton, Connecticut
 06484-6208

 Yvonne Rocco                    Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Steven Weinreb                  Chief Financial Officer
 213 Washington Street           and Controller
 Newark, New Jersey 07102-2917

 William D. Wilcox               Vice President,
 One Corporate Drive             Secretary and Chief
 Shelton, Connecticut            Legal Officer
 06484-6208

(c) Commissions received by PAD during 2012 with respect to all individual annuities issued by Pruco Life of New Jersey.

                                         Net Underwriting
                                          Discounts and   Compensation on  Brokerage
Name of Principal Underwriter              Commissions      Redemption    Commissions Compensation
---------------------------------------- ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc*    $106,497,788        $-0-          $-0-
$-0-

----------
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                   SIGNATURES


 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 12th day of April 2013.



       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                   REGISTRANT

                 BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                   DEPOSITOR

 /s/ Robert F. O'Donnell
--------------------------------
 Robert F. O'Donnell
President and Chief Executive
  Officer

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                   DEPOSITOR

 By:    /s/ Robert F. O'Donnell
       --------------------------------
        Robert F. O'Donnell
       President and Chief Executive
         Officer

                                   SIGNATURES

 As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                         TITLE                             DATE
---------                         -----                             ----
 Robert F. O'Donnell*              Chief Executive Officer,
 ------------------------          President and Director            April 12, 2013
 Robert F. O'Donnell

 Yanela C. Frias*                  Chief Financial Officer, Chief
 ------------------------          Accounting Officer, Vice          April 12, 2013
 Yanela C. Frias                   President and Director

 Kent D. Sluyter*
 ------------------------          Director                          April 12, 2013
 Kent D. Sluyter

 Kenneth Y. Tanji*
 ------------------------          Director                          April 12, 2013
 Kenneth Y. Tanji

 John Chieffo*
 ------------------------          Director                          April 12, 2013
 John Chieffo

 Bernard J. Jacob*
 ------------------------          Director                          April 12, 2013
 Bernard J. Jacob

 Richard F. Lambert*
 ------------------------          Director                          April 12, 2013
 Richard F. Lambert

 By:  /s/Lynn K. Stone
      -------------------------
      Lynn K. Stone


 * Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBITS



    (b) (4) (ad) Amendatory Tax Endorsement

    (b) 7     Pruco Life Insurance Company of New Jersey Reinsurance Agreement HDI 2.0

    (b) (8) (d) Amendment to Fund Participation Agreement

    (b)  (10) Written Consent of Independent Registered Public Accounting Firm

    (b)  13  (e) Powers of Attorney for John Chieffo and Kenneth Y. Tanji